UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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Exchange Act of 1934 (AMENDMENT NO. 4)

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NRDC ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)
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NRDC ACQUISITION CORP.
3 MANHATTANVILLE ROAD
PURCHASE, NY 10577

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF NRDC ACQUISITION CORP.
TO BE HELD ON OCTOBER 16, 2009

To the Stockholders of NRDC Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the special meeting of the stockholders of NRDC Acquisition Corp., a Delaware corporation (“NRDC Acquisition”), will be held at 10:00 a.m. Eastern time, on October 16, 2009, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York. At the special meeting, stockholders will consider and vote on the following proposals:

(1)

To approve an amendment to NRDC Acquisition’s second amended and restated certificate of incorporation (as amended, the “charter”), to provide that the consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009 (as amended, the “Framework Agreement”), by and between NRDC Acquisition and NRDC Capital Management, LLC, a Delaware limited liability company (such transactions, the “Framework Transactions”), will also constitute a “Business Combination” under Article Sixth of the charter even though the Framework Agreement does not contemplate an acquisition by us of one or more assets or control of one or more operating businesses (the “Initial Charter Proposal”);

(2)	To approve the Framework Transactions and provide for our perpetual existence, consisting of the following sub-proposals (the “Framework Transactions Proposals”):

(2A)

to approve the transactions contemplated by the Framework Agreement which, among other things, sets forth the steps to be taken by us to continue our business as a corporation that will elect to qualify as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes, commencing with our taxable year ending December 31, 2010 (the “Framework Transactions Sub-Proposal 1”); and

(2B)	to approve an amendment to our charter to provide that our corporate existence will be perpetual instead of terminating on October 23, 2009 (the “Framework Transactions Sub-Proposal 2”);

(3)

To approve amendments to our charter which (i) eliminate certain provisions applicable only to special purpose acquisition corporations, (ii) add various provisions relating to our intention to elect to qualify to be taxed as a REIT and (iii) revise certain other provisions in anticipation of our existence as an operating company, consisting of the following sub-proposals (the “Secondary Charter Proposals”):

(3A)

to eliminate the provisions only applicable to us as a special purpose acquisition corporation prior to the completion of a “Business Combination,” as defined in our charter after giving effect to the Initial Charter Proposal;

(3B)	to change our name from “NRDC Acquisition Corp.” to “Retail Opportunity Investments Corp.”;

(3C)

to add provisions setting forth REIT related ownership limitations and transfer restrictions on our stock, which, among other things, (i) provide that no person may generally own, or be deemed to own more than 9.8% by value or number of shares, whichever is more restrictive, of shares of our common stock or 9.8% by value or number of shares, whichever is more restrictive, of shares of our capital stock, (ii) prohibit any person from beneficially or constructively owning shares of our stock that would result in us being “closely held” under Section 856(h) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise cause us to fail to qualify as a REIT and (iii) prohibit any person from transferring shares of our stock if such transfer would result in shares of our stock being beneficially owned by fewer than 100 persons;

(3D)

to allow our board of directors to exempt a person from the REIT related limits on ownership of our stock unless the exemption would result in us being “closely held” within the meaning of Section 856(h) of the Code or otherwise would result in us failing to qualify as a REIT and to set forth requirements for the exemptions;

(3E)

to provide that if any purported transfer of shares of our stock or any other event would otherwise result in any person violating the REIT related ownership limits or in us being “closely held” under Section 856(h) of the Code or otherwise failing to qualify as a REIT, then that number of shares that would cause such person to violate such restrictions will be automatically transferred to a trust and the intended transferee will not acquire rights in such shares or we, at our option, may redeem such shares;

(3F)	to increase the number of authorized shares of our capital stock from 106,005,000 to 550,000,000; and

(3G)	to eliminate the classified status of our board of directors so that all directors will be subject to re-election at each annual meeting;

(4)	To adopt a proposed equity incentive plan, to be effective upon completion of the transactions contemplated by the Framework Agreement (the “Equity Incentive Plan Proposal”);

(5)

To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, it appears we cannot consummate the transactions contemplated by the Framework Agreement by October 23, 2009; and

(6)

To amend our charter to extend the date our existence terminates from October 23, 2009 to December 4, 2009 if it appears that, at the time of the special meeting of stockholders, we cannot complete the transactions contemplated by the Framework Agreement by October 23, 2009 (the “Extension Proposal”).

These items of business are described in the accompanying proxy statement, which you are encouraged to read in its entirety before voting. Only holders of record of NRDC Acquisition common stock at the close of business on September 24, 2009 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

After careful consideration, our board of directors has unanimously determined that the proposals are fair to us and in our best interests and the best interests of our stockholders and recommends that you vote or give instruction to vote “FOR” the approval of each of the proposals.

The approval of the Initial Charter Proposal and the Framework Transactions Proposals (including each related sub-proposal) is a condition to the consummation of the transactions contemplated by the Framework Agreement discussed above. The approval of the Secondary Charter Proposals (including each sub-proposal) and the approval of the Equity Incentive Plan Proposal are not conditions to the consummation of the transactions contemplated by the Framework Agreement and will not impact whether the transactions contemplated by the Framework Agreement are consummated. The approval of proposals to amend the terms of our warrants that will be considered at a special meeting of our warrantholders that will be held at the same time as the special meeting of our stockholders is also a condition to the consummation of the transactions contemplated by the Framework Agreement.

The Extension Proposal will only be presented to our stockholders if, at the time of the special meeting, it appears that we are unable to consummate the Framework Transactions. In such case, the only proposals that will be presented at the special meeting will be the Extension Proposal and the Stockholders Adjournment Proposal. If the Stockholders Adjournment Proposal and the Extension Proposal are approved, we will adjourn the special meeting of stockholders with respect to the Initial Charter Proposal, the Framework Transactions Proposals, the Secondary Charter Proposals and the Equity Incentive Plan Proposal to a later date, but no later than December 4, 2009. That is, we will close the voting with respect to the Extension Proposal and the Stockholders Adjournment Proposal prior to the adjournment of the stockholders meeting on October 16, 2009. If the Extension Proposal and the Stockholders Adjournment Proposal are approved, we will file an amendment to our charter with the Secretary of State of the State of Delaware to effect the Extension Proposal immediately after the adjournment of the stockholders meeting. The amendment to our charter to extend our existence until December 4, 2009 will be in effect during an adjournment while the other proposals are pending.

We did not obtain a fairness opinion with respect to the transactions contemplated by the Framework Agreement. While our charter currently contemplates that we obtain a fairness opinion under certain circumstances, we do not believe such circumstances are applicable to the transactions contemplated by the Framework Agreement. We also stated in the prospectus for our IPO, because we had agreed to do so in the underwriting agreement we entered into with the underwriters in our IPO, that we would obtain a fairness opinion if one of our executive officers, directors or existing stockholders is affiliated with the target business. We have since amended the underwriting agreement to remove this provision. Finally, the absence of the acquisition of an existing business or assets precluded the use of customary analyses on which fairness opinions are typically based.

All NRDC Acquisition stockholders are cordially invited to attend the special meeting in person. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of shares of our common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker or bank. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the Initial Charter Proposal, the Framework Transactions Sub-Proposal 2 and the Secondary Charter Proposals.

A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by our stockholders during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

Richard A. Baker
Chief Executive Officer

Purchase, NY
Dated: October 5, 2009

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS (INCLUDING ALL OF THE SUB-PROPOSALS) AND YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF OUR INITIAL PUBLIC OFFERING ARE HELD. YOU MUST AFFIRMATIVELY VOTE AGAINST THE FRAMEWORK TRANSACTIONS SUB-PROPOSAL 1 AND DEMAND THAT WE CONVERT YOUR SHARES INTO CASH NO LATER THAN ONE BUSINESS DAY PRIOR TO THE CLOSE OF THE VOTE ON THE FRAMEWORK TRANSACTIONS SUB-PROPOSAL 1 TO EXERCISE YOUR CONVERSION RIGHTS. IN ORDER TO CONVERT YOUR SHARES, YOU MUST TENDER YOUR STOCK TO OUR STOCK TRANSFER AGENT AT LEAST ONE BUSINESS DAY PRIOR TO THE SPECIAL MEETING OF OUR STOCKHOLDERS. YOU MAY TENDER YOUR STOCK BY EITHER DELIVERING YOUR STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT

WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE CLOSING CONTEMPLATED BY THE FRAMEWORK AGREEMENT DOES NOT OCCUR, THEN THESE SHARES WILL NOT BE CONVERTED INTO CASH. IF YOU HOLD THE SHARES IN “STREET NAME,” YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR CONVERSION RIGHTS. SEE THE SECTION ENTITLED “THE FRAMEWORK TRANSACTIONS PROPOSALS—THE FRAMEWORK TRANSACTIONS SUB-PROPOSAL 1—CONVERSION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

NRDC ACQUISITION CORP.
3 MANHATTANVILLE ROAD
PURCHASE, NY 10577

NOTICE OF SPECIAL MEETING OF WARRANTHOLDERS
OF NRDC ACQUISITION CORP.
TO BE HELD ON OCTOBER 16, 2009

NOTICE IS HEREBY GIVEN that the special meeting of the warrantholders of NRDC Acquisition Corp., a Delaware corporation (“NRDC Acquisition”), will be held at 10:00 a.m. Eastern time, on October 16, 2009, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York. At the special meeting, warrantholders will consider and vote on the following proposals:

(1)

To approve amendments to the Warrant Agreement, dated as of October 17, 2007, between NRDC Acquisition and Continental Stock Transfer & Trust Company, which governs the terms of our outstanding warrants, in connection with the consummation of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009 (as amended, the “Framework Agreement”), by and between NRDC Acquisition and NRDC Capital Management, LLC, a Delaware limited liability company (“NRDC Capital Management”), which, among other things, sets forth the steps to be taken by us to continue our business as a corporation that will elect to qualify as a real estate investment trust for U.S. federal income tax purposes, commencing with our taxable year ending December 31, 2010, consisting of the following sub-proposals (the “Warrant Amendment Proposals”):

(1A)	to provide that the exercise price of our warrants will be increased to $12.00 per share;
(1B)	to provide that the expiration date of the warrants will be extended from October 17, 2011 to October 23, 2014;
(1C)

to provide that a warrantholder’s ability to exercise warrants will be limited to ensure that such holder’s “Beneficial Ownership” or “Constructive Ownership,” each as defined in our second amended and restated certificate of incorporation (as amended, the “charter”), does not exceed the restrictions contained in our charter limiting the ownership of shares of our common stock;

(1D)	to provide that the price at which our common stock must trade before we are able to redeem the warrants we issued in our initial public offering (“IPO”) will be increased from $14.25 to $18.75; and
(1E)

to provide that the price at which our common stock must trade before we are able to redeem the warrants we issued to NRDC Capital Management prior to our IPO will be increased from $14.25 to (x) $22.00, as long as they are held by NRDC Capital Management or its members, members of its members’ immediate families or their controlled affiliates, or (y) $18.75; and

(2)

To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, NRDC Acquisition is not authorized to consummate any of the Warrant Amendment Proposals or it otherwise appears that we cannot consummate the transactions contemplated by the Framework Agreement by October 23, 2009.

These items of business are described in the accompanying proxy statement, which you are encouraged to read in its entirety before voting. Only holders of record of our warrants at the close of business on September 24, 2009 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

The approval of the Warrant Amendment Proposals (including each related sub-proposal) is a condition to the consummation of the transactions contemplated by the Framework Agreement discussed above.

If the Warrantholders Adjournment Proposal and the Extension Proposal that may be presented at the special meeting of stockholders that is scheduled to take place on October 16, 2009 are approved, we will adjourn the special meeting of our warrantholders with respect to the Warrant Amendment Proposals to a later date, but no later than December 4, 2009. That is, we will close the voting with respect to the Extension Proposal and the Warrantholders Adjournment Proposal prior to the adjournment of the stockholders meeting and warrantholders meeting on October 16, 2009. If the Extension Proposal and the Warrantholders Adjournment Proposal are approved, we will file an amendment to our charter with the Secretary of State of the State of Delaware to effect the Extension Proposal immediately after the adjournment of the stockholders meeting. The amendment to our charter to extend our existence until December 4, 2009 will be in effect during an adjournment while the other proposals are pending.

After careful consideration, our board of directors has unanimously determined that the proposals are fair to us and in our best interests and the best interests of our warrantholders and recommends that you vote or give instruction to vote “FOR” the approval of each of the proposals (including all related sub-proposals).

All NRDC Acquisition warrantholders are cordially invited to attend the special meeting in person. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a warrantholder of record of NRDC Acquisition, you may also cast your vote in person at the special meeting. If your warrants are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your warrants or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker or bank. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the Warrant Amendment Proposals.

A complete list of our warrantholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by our warrantholders during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of warrants you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your warrants are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the warrants you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors
Richard A. Baker Chief Executive Officer

Purchase, NY
Dated: October 5, 2009

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR WARRANTS WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS (INCLUDING ALL OF THE SUB-PROPOSALS). IF THE TRANSACTIONS CONTEMPLATED BY THE FRAMEWORK AGREEMENT ARE NOT COMPLETED AND WE DO NOT COMPLETE AN INITIAL BUSINESS COMBINATION PRIOR TO OCTOBER 23, 2009, THEN THE WARRANTS WILL EXPIRE WORTHLESS.

NRDC ACQUISITION CORP.
3 MANHATTANVILLE ROAD
PURCHASE, NY 10577

PROXY STATEMENT

For the Special Meetings of Stockholders and Warrantholders of
NRDC Acquisition Corp.

NRDC Acquisition Corp., a Delaware corporation (“NRDC Acquisition”), is pleased to report that our board of directors has approved the Framework Agreement, dated as of August 7, 2009, (as amended, the “Framework Agreement”), by and between NRDC Acquisition and NRDC Capital Management, LLC, a Delaware limited liability company (“NRDC Capital Management”), which, among other things, provides for the continuation of NRDC Acquisition’s business as a corporation that intends to elect to qualify to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes, commencing with our taxable year ending December 31, 2010. As a result, starting with our taxable year ending December 31, 2010, we generally will not be subject to U.S. federal income tax on our net taxable income to the extent that we annually distribute all of our net taxable income to our stockholders and maintain our intended qualification as a REIT.

Following the consummation of the transactions contemplated by the Framework Agreement, we plan to continue our business as a REIT that expects to invest in, acquire, own, lease, reposition and manage a diverse portfolio of necessity-based retail properties, including, primarily, well located community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. We may also acquire other retail properties, including power centers, regional malls, lifestyle centers and single-tenant retail locations, that are leased to national, regional and local tenants. We will target properties strategically situated in densely populated, middle and upper income markets in the eastern and western regions of the United States. In addition, we may supplement our direct purchases of retail properties with first mortgages or second mortgages, mezzanine loans, bridge or other loans or debt investments related to retail properties, which we refer to collectively as “real estate-related debt investments,” in each case provided that the underlying real estate meets our criteria for direct investment. Our primary focus with respect to real estate-related debt investments is to capitalize on the opportunity to acquire control positions that will enable us to obtain the asset should a default occur.

We intend to conduct substantially all of our business through Retail Opportunity Investment Partnership, LP, a Delaware limited partnership (the “operating partnership”), which will initially be organized as our wholly owned subsidiary.

Proposals to approve the transactions contemplated by the Framework Agreement and the other matters discussed in this proxy statement will be presented at the special meetings of our stockholders and warrantholders scheduled to be held on October 16, 2009.

To assist us in qualifying as a REIT, commencing with our taxable year ending December 31, 2010, we have proposed amendments to our second amended and restated certificate of incorporation (as amended, the “charter”) to limit the ownership of our stock by any person, with certain exceptions, to 9.8% by value or by number of shares, whichever is more restrictive, of our outstanding common stock and to 9.8% by value or by number of shares, whichever is more restrictive, of our outstanding capital stock. In addition, to support this ownership limit, the proposed amendments will add various other restrictions limiting the ownership and transfer of our capital stock.

We have also proposed amendments to our charter that provide for (i) our perpetual existence; (ii) our name change to “Retail Opportunity Investments Corp.”; (iii) the removal of the provisions only applicable to us as a special purpose acquisition corporation prior to a “Business Combination” (as defined in our charter after giving effect to the Initial Charter Proposal); (iv) the increase in the number authorized shares of our capital stock from 106,005,000 to 550,000,000; and (v) the elimination of the classified status of our board of directors. In addition, our stockholders will consider and vote upon a proposal to adopt an equity incentive plan and our warrantholders will consider and vote upon a proposal to amend the terms of our warrants as described further in this proxy statement.

A proposal to amend our charter to allow more time for us to complete the transactions contemplated by the Framework Agreement will be presented at the special meeting to our stockholders if it appears that, at the time of the special meeting of stockholders, we cannot complete such transactions by October 23, 2009.

We are providing this proxy statement and the accompanying proxy cards to our stockholders and warrantholders in connection with the solicitation of proxies to be voted at the special meetings of our stockholders and warrantholders and at any adjournments or postponements of the special meetings. Unless the context requires otherwise, references to “you” are references to NRDC Acquisition’s stockholders and warrantholders, as the case may be, and references to “we,” “us” and “our” and the “Company” are to NRDC Acquisition.

This proxy statement provides you with detailed information about the transactions contemplated by the Framework Agreement and other matters to be considered by our stockholders and warrantholders. You are encouraged to carefully read the entire document and the documents incorporated by reference.

Your vote is very important. Whether or not you plan to attend the special meetings, the details of which are described on the following pages, please complete, date, sign and promptly return the accompanying proxy in the enclosed envelope.

We consummated our initial public offering (“IPO”) on October 23, 2007. Banc of America Securities LLC (“BofA”) acted as the sole manager and representative of the underwriters in the IPO. Upon consummation of the transactions contemplated by the Framework Agreement, BofA has agreed to reduce the deferred underwriting commissions it is entitled to receive approximately $1.5 million to $4 million in exchange for certain rights to participate in future securities offerings by us following consummation of the transactions contemplated by the Framework Agreement. The other underwriters in our IPO have agreed that they will receive an aggregate of approximately $83,333 to $222,222 in deferred underwriting commissions. The aggregate amount of deferred underwriting commissions we will pay to the underwriters in our IPO is a reduction from the original deferred underwriting commissions of $14,490,000. If the transactions contemplated by the Framework Agreement are not consummated and we are required to be liquidated, the underwriters will not receive any deferred underwriting commissions and those funds will be returned to our public stockholders upon our liquidation.

This proxy statement is dated October 5, 2009, and is first being mailed to our stockholders and warrantholders on or about October 5, 2009.

TABLE OF CONTENTS

Page
SUMMARY	1
QUESTIONS AND ANSWERS FOR NRDC ACQUISITION’S STOCKHOLDERS AND WARRANTHOLDERS ABOUT THE PROPOSALS	8
FORWARD-LOOKING STATEMENTS	21
RISK FACTORS	22
Risks Relating to Our Business and Operations If the Transactions Contemplated By the Framework Agreement Are Consummated	22
Risks Related to Our Assets	26
Risks Related to Financing	30
Risks Related to Our Organization and Structure	33
U.S. Federal Income Tax Risks	34
Risks Related to the Transactions Contemplated by the Framework Agreement and Our Securities Following the Transactions Contemplated by the Framework Agreement	39
OUR BUSINESS FOLLOWING THE CONSUMMATION OF THE FRAMEWORK TRANSACTIONS	45
Overview	45
Our Management Team	46
Transitional Shared Facilities and Services Agreement	48
The Market Opportunity	48
Our Business Strengths	50
Our Target Assets	52
Our Investment Strategy	53
Investment Process	54
Investment Guidelines	56
Our Financing Strategy	56
Our Operating Strategy	57
1940 Act Exemption	58
Conflicts of Interest Policy	59
Legal Proceedings	59
THE IMPACT OF THE FRAMEWORK TRANSACTIONS ON OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS	60
Overview	60
Factors Impacting Our Operating Results	60
Reporting on Operating Results	60
Critical Accounting Policies and Use of Estimates	61
Recent Accounting Pronouncements	64
Liquidity and Capital Resources	67
Leverage Policies	67
Dividends	68
Quantitative and Qualitative Disclosures About Market Risk	68
THE SPECIAL MEETINGS OF NRDC ACQUISITION’S STOCKHOLDERS AND WARRANTHOLDERS	69
General	69
Date, Time and Place	69
Purpose of the NRDC Acquisition Special Meetings	69
Recommendation of Our Board of Directors	71
Record Date; Who is Entitled to Vote; Quorum	71
Vote of NRDC Acquisition’s Stockholders Required	71
Vote of NRDC Acquisition’s Warrantholders Required	73
Voting Your Shares or Warrants	73
Revoking Your Proxy	74
Who Can Answer Your Questions About Voting Your Shares or Warrants	74
Proxy Solicitation Costs	74
Voting Commitments; Securities of the Founder Stockholders	74
THE INITIAL CHARTER PROPOSAL	76
General	76

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Page
Reasons for the Initial Charter Proposal; Effects	76
Specifics of the Initial Charter Proposal	78
Appraisal Rights	79
Consequences If the Initial Charter Proposal Is Not Approved	79
Required Vote	79
Recommendation of Our Board of Directors	79
THE FRAMEWORK TRANSACTIONS PROPOSALS	80
General	80
Background of the Framework Transactions Proposals	80
Reasons for the Framework Transactions Proposals	84
Adverse Factors Considered by NRDC Acquisition	87
Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals	88
The Framework Transactions Sub-Proposal 1	90
Conversion Rights	95
Actions That May Be Taken To Secure Approval of Our Stockholders	96
The Framework Transactions Sub-Proposal 2	100
THE FRAMEWORK AGREEMENT	102
Transactions Set Forth in the Framework Agreement	102
Closing of the Transactions Contemplated by the Framework Agreement	102
Representations and Warranties	103
Covenants	103
Conditions to Closing	105
Waiver	106
Termination	106
Effect of Termination	106
Fees and Expenses	107
Confidentiality; Access to Information	107
Amendments	107
Public Announcements	107
THE SECONDARY CHARTER PROPOSALS	108
General	108
First Sub-Proposal—Proposal to Eliminate Special Purpose Acquisition Corporation Provisions	108
Second Sub-Proposal—Proposal to Change Our Name From “NRDC Acquisition Corp.” to “Retail Opportunity Investments Corp.”	110
Third Sub-Proposal—Proposal to Add Provisions Relating to REIT Stock Ownership Limitations and Transfer Restrictions	110
Fourth Sub-Proposal—Proposal to Add Provisions to Allow Our Board of Directors to Make Exceptions to REIT Ownership Limitations and Transfer Restrictions	115
Fifth Sub-Proposal—Proposal to Add Provisions Relating to Transfer to Trust or Redemption for Violations of REIT Ownership Limitations	117
Sixth Sub-Proposal—Proposal to Increase the Number of Shares Authorized	119
Seventh Sub-Proposal—Proposal to De-Classify Our Board of Directors	120
Consequences If the Secondary Charter Proposals Are Not Approved	120
Appraisal Rights	121
Required Vote	121
Recommendation of Our Board of Directors	121
THE EQUITY INCENTIVE PLAN PROPOSAL	122
General	122
Reasons for the Equity Incentive Plan Proposal; Effects	122
Summary of the 2009 Equity Incentive Plan	122
Certain U.S. Federal Income Tax Consequences	126
Consequences If the Equity Incentive Plan Proposal Is Not Approved	128
Appraisal Rights	128
Required Vote	128
Recommendation of Our Board of Directors	128
THE STOCKHOLDERS ADJOURNMENT PROPOSAL	129

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SUMMARY

The following summary highlights selected information from this proxy statement. It does not contain all of the information that you should consider before deciding how to vote on any of the proposals described herein. You should read carefully the entire proxy statement, including the information set forth under “Risk Factors” in this proxy statement, and the other documents to which we have referred you.

Background

In the prospectus included in the registration statement for our IPO, we undertook to consummate an initial “Business Combination” in which we would acquire one or more assets or control of one or more operating businesses, through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination having, collectively, a fair market value of at least 80% of the amount in our trust account (as determined in accordance with the requirements of our charter) at the time of the “Business Combination” by October 23, 2009 or liquidate. These requirements were set forth in our charter. In the proposed transactions set forth in the Framework Agreement, dated as of August 7, 2009 between us and NRDC Capital Management, we are not acquiring one or more assets or control of one or more operating businesses. Rather, the Framework Agreement, among other things, sets forth the steps to be taken by us to continue our business as a corporation that will elect to qualify to be taxed as a REIT for U.S. federal income tax purposes, commencing with our taxable year ending December 31, 2010. See the section entitled “The Framework Agreement.” In addition, we stated in our IPO prospectus that in connection with seeking stockholder approval of an initial business combination, we would furnish our stockholders with proxy materials that would include audited historical financial statements of the target business. Because we have not yet identified specific real properties for purchase, we are not including in this proxy statement audited financial statements relating to any of our target assets. Accordingly, the proposed transactions contemplated by the Framework Agreement do not satisfy the above requirements as originally contemplated by our IPO prospectus. However, we considered and analyzed numerous companies and acquisition opportunities in our search for an attractive business combination candidate, none of which were believed to be as attractive to our public stockholders as continuing our business as a corporation that will elect to qualify as a REIT, commencing with our taxable year ending December 31, 2010, the steps of which are set forth in the Framework Agreement.

Proposals to be Considered at the Special Meetings of NRDC Acquisition’s Stockholders

We are proposing to amend the terms of our charter to provide that the consummation of substantially all of the transactions contemplated by the Framework Agreement will also constitute a “Business Combination” under Article Sixth of our charter (the “Initial Charter Proposal”). See the section entitled “The Initial Charter Proposal.”

If the Initial Charter Proposal is approved, our stockholders will be asked to (i) approve the transactions contemplated by the Framework Agreement (the “Framework Transactions Sub-Proposal 1”) and (ii) amend our charter to provide for our perpetual existence (the “Framework Transactions Sub- Proposal 2” and, together with the Framework Transactions Sub-Proposal 1, the “Framework Transactions Proposals”). See the section entitled “The Framework Transactions Proposals.”

In addition to voting on the Initial Charter Proposal and the Framework Transactions Proposals, our stockholders will vote on proposals to approve amendments to our charter which (i) eliminate certain provisions applicable only to special purpose acquisition corporations, (ii) add various provisions relating to our intention to elect to qualify to be taxed as a REIT commencing with our taxable year ending December 31, 2010 and (iii) revise certain other provisions in anticipation of our existence as an operating company, consisting of the following sub-proposals (the “Secondary Charter Proposals”):

•

to eliminate the provisions only applicable to us as a special purpose acquisition corporation prior to the completion of a “Business Combination,” as defined in our charter after giving effect to the Initial Charter Proposal;

•	to change our name from “NRDC Acquisition Corp.” to “Retail Opportunity Investments Corp.”;

•

to add provisions setting forth REIT related ownership limitations and transfer restrictions on our stock, which, among other things (i) provide that no person may generally own, or be deemed to own more than 9.8% by value or number of shares, whichever is more restrictive, of shares of our common stock or 9.8% by value or number of shares, whichever is more restrictive, of shares of our capital stock, (ii) prohibit any person from beneficially or constructively owning shares of our stock that would result in us being “closely held” under Section 856(h) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise cause us to fail to qualify as a REIT and (iii) prohibit any person from transferring shares of our stock if such transfer would result in shares of our stock being beneficially owned by fewer than 100 persons;

•

to allow our board of directors to exempt a person from the REIT related limits on ownership of our stock unless the exemption would result in us being “closely held” within the meaning of Section 856(h) of the Code or otherwise would result in our failing to qualify as a REIT and to set forth requirements for the exemptions;

•

to provide that if any purported transfer of shares of our stock or any other event would otherwise result in any person violating the REIT related ownership limits or in us being “closely held” under Section 856(h) of the Code or otherwise failing to qualify as a REIT, then that number of shares that would cause such person to violate such restrictions will be automatically transferred to a trust and the intended transferee will not acquire rights in such shares or we, at our option, may redeem such shares;

•	to increase the number of authorized shares of our capital stock from 106,005,000 to 550,000,000; and

•	to eliminate the classified status of our board of directors so that all directors will be subject to re-election at each annual meeting.

The approval of the Secondary Charter Proposals (including each related sub-proposal) is not a condition to the consummation of the transactions contemplated by the Framework Agreement and will not impact whether the transactions contemplated by the Framework Agreement are consummated. See the section entitled “The Secondary Charter Proposals.”

Our stockholders will also vote on a proposal to adopt a proposed 2009 equity incentive plan (the “2009 Equity Incentive Plan”), to be effective upon consummation of the transactions contemplated by the Framework Agreement (the “Equity Incentive Plan Proposal”). The 2009 Equity Incentive Plan will provide for grants of restricted common stock and other equity-based awards from time to time up to an aggregate of 7.5% of the issued and outstanding shares of our common stock at the time of the award, subject to a ceiling of 4,000,000 shares available for issuance under the 2009 Equity Incentive Plan. We are proposing the 2009 Equity Incentive Plan as a means of securing and retaining key employees and others of outstanding ability and to motivate such individuals to exert their best efforts on behalf of us and our affiliates by providing incentives through the grant of options to acquire shares of our common stock and, if so determined by a committee of our board of directors, other equity-based awards. We believe that we will benefit from the added interest that these individuals will have in our welfare as a result of their proprietary interest in our success. The approval of the Equity Incentive Plan Proposal is not a condition to the consummation of the transactions contemplated by the Framework Agreement and will not impact whether the transactions contemplated by the Framework Agreement are consummated. See the section entitled “The Equity Incentive Plan Proposal.”

Our stockholders will also vote on a proposal to adjourn the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, it appears we cannot consummate the transactions contemplated by the Framework Agreement by October 23, 2009 (the “Stockholders Adjournment Proposal”). See the section entitled “The Stockholders Adjournment Proposal.”

A proposal to amend our charter to extend the date our existence terminates from October 23, 2009 to December 4, 2009 (the “Extension Proposal”) will be presented at the special meeting of stockholders if it appears that, at the time of the special meeting of stockholders, we cannot complete the transactions contemplated by the Framework Agreement by October 23, 2009. See the section entitled “The Extension Proposal.”

Proposals to be Considered at the Special Meeting of NRDC Acquisition’s Warrantholders

We are also seeking the approval from the holders of our warrants of a proposal to amend the terms of our warrants, consisting of the following sub-proposals (the “Warrant Amendment Proposals”):

•	to provide that the exercise price of our warrants will be increased to $12.00 per share;

•	to provide that the expiration date of the warrants will be extended from October 17, 2011 to October 23, 2014;

•

to provide that a warrantholder’s ability to exercise warrants will be limited to ensure that such holder’s “Beneficial Ownership” or “Constructive Ownership,” each as defined in our charter, does not exceed the restrictions contained in our charter limiting the ownership of shares of our common stock;

•	to provide that the price at which our common stock must trade before we are able to redeem the warrants we issued in our IPO will be increased from $14.25 to $18.75; and

•

to provide that the price at which our common stock must trade before we are able to redeem the warrants we issued to NRDC Capital Management prior to our IPO will be increased from $14.25 to (x) $22.00, as long as they are held by NRDC Capital Management or its members, members of its members’ immediate families or their controlled affiliates, or (y) $18.75.

The approval of the Warrant Amendment Proposals (including each related sub-proposal) is a condition to the consummation of the transactions contemplated by the Framework Agreement. The warrant amendments will be effective immediately upon the consummation of the transactions contemplated by the Framework Agreement. See the section entitled “The Warrant Amendment Proposals.”

In addition to voting on the Warrant Amendment Proposals, our warrantholders will vote on a proposal to adjourn the special meeting of warrantholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, we are not authorized to consummate any of the Warrant Amendment Proposals or it appears that we cannot complete the Framework Transactions by October 23, 2009 (the “Warrantholders Adjournment Proposal”). See the section entitled “The Warrantholders Adjournment Proposal.”

Actions in Connection with the Framework Transactions

We did not obtain a fairness opinion with respect to the Framework Transactions. While our charter currently contemplates that we obtain a fairness opinion under certain circumstances, we do not believe such circumstances are applicable to the transactions contemplated by the Framework Agreement. We also stated in our IPO prospectus, because we had agreed to do so in the underwriting agreement we entered into with the underwriters in our IPO, that we would obtain a fairness opinion if one of our executive officers, directors or existing stockholders is affiliated with the target business. We have since amended the underwriting agreement to remove this provision. Finally, the absence of the acquisition of an existing business or assets precluded the use of customary analyses on which fairness opinions typically are based. See the section entitled “The Initial Charter Proposal.”

In connection with the transactions contemplated by the Framework Agreement, NRDC Capital Management has agreed to cancel 10,125,000 shares of our common stock it owns that it acquired prior to our IPO prior to or upon consummation of the transactions contemplated by the Framework Agreement for no consideration. In addition, each of our independent directors has agreed to cancel all but 25,000 of the shares they acquired prior to our IPO prior to or upon the consummation of the transactions contemplated by the Framework Agreement. We refer to Richard A. Baker, our current Chief Executive Officer, Lee S. Neibart, our current President, William L. Mack, the current Chairman of our board of directors, Robert C. Baker, the current Vice-Chairman of our board of directors, our independent directors, Michael J. Indiveri, Edward H. Meyer, Laura H. Pomerantz, Vincent S. Tese and Ronald W. Tysoe, and NRDC Capital Management as the “Founder Stockholders.” We refer to all of the shares of common stock that are beneficially owned by the Founder Stockholders and that were acquired prior to our IPO as the “Founders’ Shares.” See the section entitled “The Special Meetings of NRDC Acquisition’s Stockholders and Warrantholders—Voting Commitments; Securities of the Founder Stockholders.”

It is possible that the present holders of 30% or more of the IPO Shares will vote against the Framework Transactions Sub-Proposal 1 and seek conversion of their IPO Shares into cash in accordance with our charter. If such event were to occur, the transactions contemplated by the Framework Agreement could not be completed. To preclude such a possibility, we, the Founder Stockholders and our and their respective affiliates may enter into arrangements to provide for the purchase of IPO Shares (at a maximum per share purchase price equal to the conversion price immediately prior to the time the transactions contemplated by the Framework Agreement are completed) from holders thereof who indicate their intention to vote against the Framework Transactions Sub-Proposal 1 and seek conversion of or otherwise wish to sell their IPO Shares or other arrangements that would induce holders of IPO Shares not to vote against the Framework Transactions Sub-Proposal 1. Definitive arrangements have not yet been determined but some possible methods are described in the section entitled “The Framework Transactions Proposals—The Framework Transactions Sub-Proposal 1—Actions That May Be Taken To Secure Approval of Our Stockholders.”

As of September 24, 2009, the record date for the special meetings, the Founder Stockholders beneficially owned and were entitled to vote 10,350,000 Founders’ Shares. We and BofA entered into agreements with each of the Founder Stockholders pursuant to which each Founder Stockholder agreed to vote all of his, her or its:

•	Founders’ Shares in accordance with the majority of the votes cast by IPO Shares with respect to the Framework Transactions Sub-Proposal 1;

•	shares of our common stock (Founders’ Shares and IPO Shares) in favor of the Framework Transactions Sub-Proposal 2; and

•

IPO Shares in favor of the Framework Transactions Sub-Proposal 1. As a result, a Founder Stockholder who acquires shares in the secondary market must vote those shares in favor of the Framework Transactions Sub-Proposal 1 with respect to those shares, and will therefore not be eligible to exercise conversion rights for those shares if the Framework Transactions Sub-Proposal 1 is approved as required by our charter.

The Founder Stockholders have informed us that they intend to vote all their shares and warrants in favor of all the other proposals (including all related sub-proposals) that will be presented at the special meetings of our stockholders and warrantholders.

Our Business Following the Consummation of the Framework Transactions

If the transactions contemplated by the Framework Agreement are consummated, we intend to elect to qualify to be taxed as a REIT for U.S. federal income tax purposes, commencing with our taxable year ending December 31, 2010. We generally will not be subject to U.S federal income tax on our net taxable income to the extent that we annually distribute all of our net taxable income to stockholders and maintain our intended qualification as a REIT. Following consummation of the transactions contemplated by the Framework Agreement, we plan to invest in, acquire, own, lease, reposition and manage a diverse portfolio of necessity-based retail properties, including, primarily, well located community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. We may also acquire other retail properties, including power centers, regional malls, lifestyle centers and single-tenant retail locations, that are leased to national, regional and local tenants. We will target properties strategically situated in densely populated, middle and upper income markets in the eastern and western regions of the United States. In addition, we may supplement our direct purchases of retail properties with first mortgages or second mortgages, mezzanine loans, bridge or other loans or debt investments related to retail properties, in each case provided that the underlying real estate meets our criteria for direct investment. Our primary focus with respect to real estate-related debt investments is to capitalize on the opportunity to acquire control positions that will enable us to obtain the asset should a default occur. Our only assets upon the completion of the transactions contemplated by the Framework Agreement will be the funds released to us from our trust account upon consummation of the transactions contemplated by the Framework Agreement. If such transactions are completed, we expect to operate substantially all of our business through our operating partnership, which initially will be organized as our wholly owned subsidiary. Our operating partnership will provide us with the flexibility to effect tax-deferred acquisitions of properties from distressed and other sellers using the partnership interests of our operating partnership as currency for such transactions. See the section entitled “Our Business Following the Consummation of the Framework Transactions.”

At the closing of the transactions contemplated by the Framework Agreement, the funds in the trust account will be disbursed to pay (i) holders of IPO Shares who have indicated to us that they intend to vote against the transactions contemplated by the Framework Agreement with whom we may enter into forward contracts to purchase their IPO Shares, (ii) the deferred underwriters’ compensation owed by us in connection with the IPO (adjusted as described in this proxy statement), (iii) the expenses of the Founder Stockholders incurred on behalf of us and third parties (e.g., professionals, printers, etc.) who have rendered and/or will render services to us in connection with our operations and efforts to effect a “Business Combination” (as defined in our charter if the Initial Charter Proposal is approved) or the transactions contemplated by the Framework Agreement, (iv) taxes and (v) stockholders who have elected to exercise their conversion rights. The consummation of the transactions contemplated by the Framework Agreement is conditioned on our trust account containing no less than $100 million after the closing after taking into account all of the payments described in clauses (i) and (v) in the preceding sentence. Any amounts remaining in the trust account following the disbursements described above will be used to invest in real estate assets in accordance with our proposed business plan and for working capital. The greater the amount remaining in the trust account after making the payments described above, the greater the amount we will have to invest in real estate assets and for working capital.

After the consummation of the transactions contemplated by the Framework Agreement, we expect to (i) expand the size of our board of directors and (ii) expand our management team to add individuals who will complement our current management’s expertise in real estate. We have agreed with Stuart Tanz that he will become our Chief Executive Officer and President, and we are in discussions with John Roche to become our Chief Financial Officer. Mr. Tanz has purchased $5 million of shares of our common stock in the open market. Mr. Tanz would also become a member of our board of directors. We expect that upon completion of the transactions contemplated by the Framework Agreement, Richard A. Baker will resign as our Chief Executive Officer and will be elected as Executive Chairman of our board of directors, and William L. Mack, who currently serves as the Chairman of our board of directors, Robert C. Baker, who currently serves as the Vice-Chairman of our board of directors, and Lee S. Neibart, who currently serves as our President, will resign such positions but will continue to serve as directors of our company. Prior to the consummation of the transactions contemplated by the Framework Agreement, we intend to further expand the size of our board of directors to add additional board members, including board members who will be considered independent directors under the applicable regulatory rules so that a majority of the members of our board of directors will be considered independent under such rules. Each of our new directors other than Mr. Tanz will receive 25,000 shares of our common stock. See the section entitled “Our Business Following the Consummation of the Framework Transactions—Our Management Team.”

NRDC Real Estate Advisors, LLC, an entity wholly owned by William L. Mack, Richard A. Baker, Robert C. Baker and Lee S. Neibart, will enter into a transitional shared facilities and services agreement (the “Transitional Shared Facilities and Services Agreement”) with us under which NRDC Real Estate Advisors, LLC will provide us with access to, among other things, their information technology, office space, personnel and other resources necessary to enable us to perform our business, including access to NRDC Real Estate Advisors, LLC’s real estate teams, who will work with us to source, structure, execute and manage properties for a transitional period. The Transitional Shared Facilities and Services Agreement is also intended to provide us assistance with corporate operations, legal and compliance functions and governance. We will pay NRDC Real Estate Advisors, LLC a monthly fee of $7,500 pursuant to the Transitional Shared Facilities and Services Agreement. The Transitional Shared Facilities and Services Agreement will have an initial one-year term, which will be renewable by us for an additional one-year term. See the section entitled “Our Business Following the Consummation of the Framework Transactions—Transitional Shared Facilities and Services Agreement.”

A REIT is not permitted to retain earnings and profits accumulated during years when the company or its predecessor did not qualify as a REIT for U.S. federal income tax purposes. Therefore, assuming we consummate the transactions contemplated by the Framework Agreement, in order to qualify as a REIT, we plan to distribute the earnings and profits that we accumulated from our incorporation in 2007 through December 31, 2009, taking into account any reductions in our earnings and profits attributable to the transactions contemplated by the Framework Agreement, by making one or more special distributions to our stockholders payable in cash. We refer to any such special distributions as the “Special Distribution.” See the section entitled “The Special Distribution.”

Assuming the Framework Transactions Proposals and the Secondary Charter Proposals are approved, we will receive an opinion from our counsel, Clifford Chance US LLP, to the effect that, commencing with our taxable year ending December 31, 2010, we will be organized in conformity with the requirements for qualification and taxation as a REIT under the Code. For a detailed description of the material U.S. federal income tax consequences of the Framework Transactions Proposals, the proposed warrant amendments, our election to qualify for taxation as a REIT and the ownership and disposition of our shares, see the section entitled “U.S. Federal Income Tax Considerations.”

Board Recommendation; Certain Relationships

After careful consideration, our board of directors has unanimously determined that the Framework Transactions Proposals are fair to us and in our best interests and the best interests of our stockholders and recommends that you vote or give instruction to vote “FOR” the approval of the Framework Transactions Proposals. In considering the recommendations of our board of directors with respect to the transactions contemplated by the Framework Agreement, our stockholders should be aware that our directors and executive officers have personal interests in such transactions that are, or may be, different from, or in addition to, your interests. In particular:

•	If the Framework Transactions are not consummated by October 23, 2009, our charter provides that we will automatically be liquidated. In such event, the 10,125,000 Founders’ Shares held by NRDC Capital Management, an entity owned and controlled by our executive officers, and the 225,000 Founders’ Shares held by our independent directors, in the aggregate, that were acquired before the IPO for an aggregate purchase price of $25,000 would be worthless because the Founder Stockholders are not entitled to receive any of the liquidation proceeds with respect to such shares. Such shares had an aggregate market value of $105,570,000, based upon the common stock’s closing bid price of $10.20 on NYSE Amex on September 24, 2009, the record date for the special meetings.

•

If the transactions are consummated, each of our independent directors, Mr. Indiveri, Mr. Meyer, Mrs. Pomerantz, Mr. Tese and Mr. Tysoe, will retain 25,000 of the Founders’ Shares held by such independent directors.

•

Richard A. Baker will continue as an executive officer and serve as Executive Chairman of the our board of directors and will receive the salary and benefits described in “Certain Relationships and Related Transactions—New Employment Agreements.” In addition, all of the members of our board of directors will continue to be directors. The independent directors will continue to hold 25,000 shares of our common stock. All of the directors may receive shares of our common stock as described in “The Equity Incentive Plan Proposal—Summary of the 2009 Equity Incentive Plan.”

•

NRDC Real Estate Advisors, LLC, an entity wholly owned by William L. Mack, Richard A. Baker, Robert C. Baker and Lee S. Neibart, will enter into a Transitional Shared Facilities and Services Agreement with us under which NRDC Real Estate Advisors, LLC has agreed to provide certain services and office space to us upon consummation of the transactions contemplated by the Framework Agreement for a transitional period.

•

All of the 8,000,000 warrants purchased by NRDC Capital Management in a private placement (the “Private Placement”) simultaneously with the IPO will become worthless if the transactions contemplated by the Framework Agreement are not consummated and we are liquidated (as will the warrants held by our public stockholders). These warrants were purchased from us in the Private Placement at a price of $1.00 per warrant for an aggregate purchase price of $8,000,000, and had an aggregate market value of $8,160,000, based on the warrants’ closing bid price of $1.02 on the NYSE Amex on September 24, 2009, the record date for the special meeting.

•

If the transactions contemplated by the Framework Agreement are consummated, the obligation of NRDC Capital Management to purchase from us an aggregate of 2,000,000 of our units (each unit to consist of one share of common stock and one warrant) (the “Co-Investment Units”) at a price of $10.00 per unit for an aggregate purchase price of $20,000,000 will be terminated.

•

NRDC Capital Management and Mr. Richard Baker, Mr. Neibart, Mr. Mack and Mr. Robert Baker have agreed, on a joint and several basis, pursuant to agreements with us and BofA that if we liquidate the trust account, they will be liable to ensure that the proceeds in the trust account are not reduced by claims of target businesses or entities. These individuals will not face this obligation if we consummate the transactions contemplated by the Framework Agreement. As of September 24, 2009, NRDC Capital Management and Messrs. Neibart, Mack, Richard Baker and Robert Baker may have to indemnify us for a total of approximately $2.59 million.

See the section entitled “The Framework Transactions Proposals—Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals” for more details regarding the interests of our directors and executive officers and certain persons in the Framework Transactions Proposals.

In evaluating the proposals described above, you should read carefully this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.”

QUESTIONS AND ANSWERS FOR NRDC ACQUISITION’S STOCKHOLDERS AND
WARRANTHOLDERS ABOUT THE PROPOSALS

Q:	Why am I receiving this proxy statement?
A:

We have entered into the Framework Agreement which sets forth the steps we will take in order to continue our business as a corporation that will elect to qualify as a REIT for U.S. federal income tax purposes, commencing with our taxable year ending December 31, 2010. A copy of the Framework Agreement is attached to this proxy statement as Annexes A-1 and A-2, which you are encouraged to read.

Stockholders are being asked to consider and vote upon proposals entitled “The Initial Charter Proposal,” “The Framework Transactions Proposals,” “The Secondary Charter Proposals,” “The Equity Incentive Plan Proposal,” “The Stockholders Adjournment Proposal” and “The Extension Proposal,” all as described in more detail in this proxy statement. Warrantholders are being asked to consider and vote upon proposals entitled “The Warrant Amendment Proposals” and “The Warrantholders Adjournment Proposal,” all as described in more detail in this proxy statement.

The approval of each of the Initial Charter Proposal, the Framework Transactions Proposals (including each related sub-proposal) and the Warrant Amendment Proposals (including each related sub-proposal) is a condition to the consummation of the transactions contemplated by the Framework Agreement. If any of the Initial Charter Proposal, the Framework Transactions Proposals (including any related sub-proposal) or the Warrant Amendment Proposals (including any related sub-proposal) is not approved, the other proposals will not be presented to stockholders and warrantholders for a vote and the transactions contemplated by the Framework Agreement will not be consummated. The approval of the Secondary Charter Proposals (including each related sub-proposal), and the approval of the Equity Incentive Plan Proposal are not conditions to the consummation of the transactions contemplated by the Framework Agreement and the vote on those proposals will not impact whether the transactions contemplated by the Framework Agreement are consummated.

This proxy statement contains important information about the transactions contemplated by the Framework Agreement and the other matters to be acted upon at the special meetings. You should read it carefully.

Your vote is important. You are encouraged to vote as soon as possible after carefully reviewing this proxy statement.
Q:	What happens if the Initial Charter Proposal is approved?
A:

As a result of the approval of the Initial Charter Proposal, our charter will provide that consummating substantially all of the transactions contemplated by the Framework Agreement will also constitute a “Business Combination” as defined in the charter.

Q:	What happens if the Framework Transactions Proposals are approved?
A:

As a result of the approval of the Framework Transactions Proposals (including each related sub-proposal), we will be able to consummate the transactions contemplated by the Framework Agreement, which sets forth the steps we will take to continue our business as a corporation that will elect to qualify as a REIT for U.S. federal income tax purposes, commencing with our taxable year ending December 31, 2010, and our existence will be perpetual instead of terminating on October 23, 2009.

Q:	What happens if the Secondary Charter Proposals are approved (including all related sub-proposals)?
A:

As a result of the approval of the Secondary Charter Proposals (including all related sub-proposals), our charter will be amended to provide for (i) the removal of the provisions only applicable to us as a special purpose acquisition corporation prior to a “Business Combination,” as defined in our charter after giving effect to the Initial Charter Proposal;

(ii) our name change to “Retail Opportunity Investments Corp.”; (iii) restrictions on ownership and transfer of our capital stock to facilitate compliance with the REIT rules; (iv) the ability of our board of directors to make exemptions to the REIT related capital stock ownership limitations; (v) the transfer to a trust or redemption by us of a number of shares of capital stock that could result in any person violating the REIT related stock ownership limits or that could otherwise jeopardize our qualification as a REIT; (vi) the increase in the number of authorized shares of our capital stock from 106,005,000 to 550,000,000; and (vii) the elimination of the classified status of our board of directors. The REIT related ownership and transfer restrictions could delay, defer or prevent a transaction or a change of control of NRDC Acquisition that might involve a premium price for our common stock or otherwise be in the best interests of our stockholders. We also intend to adopt new bylaws following consummation of the transactions contemplated by the Framework Agreement that are substantially similar to our current bylaws, except that they will not contain provisions relating to a classified board, if our stockholders approve the amendment to our charter to de-classify our board of directors.

Q:	What happens if the Equity Incentive Plan Proposal is approved?
A:

As a result of the approval of the Equity Incentive Plan Proposal, we will have the 2009 Equity Incentive Plan, which will provide for grants of restricted common stock and other equity-based awards from time to time up to an aggregate of 7.5% of the issued and outstanding shares of our common stock at the time of the award, subject to a ceiling of 4,000,000 shares available for issuance under the 2009 Equity Incentive Plan. See the section entitled “The Equity Incentive Plan Proposal.”

Q:	What is the Extension Proposal?
A:

The Extension Proposal is a proposal to amend our charter to extend the date on which our existence terminates from October 23, 2009 to December 4, 2009. We will present this proposal to our stockholders if it appears that, at the time of the special meeting of stockholders, we cannot complete the transactions contemplated by the Framework Agreement. In such case, the only proposals that will be presented at the special meeting of stockholders will be the Extension Proposal and the Stockholders Adjournment Proposal. If the Stockholders Adjournment Proposal and the Extension Proposal are approved, we will adjourn the special meeting of stockholders with respect to the Initial Charter Proposal, the Framework Transactions Proposals, the Secondary Charter Proposals and the Equity Incentive Plan Proposal to a later date, but no later than December 4, 2009. That is, we will close the voting with respect to the Extension Proposal and the Stockholders Adjournment Proposal prior to the adjournment of the stockholders meeting on October 16, 2009. If the Extension Proposal and the Stockholders Adjournment Proposal are approved, we will file an amendment to our charter with the Secretary of State of the State of Delaware to effect the Extension Proposal immediately after the adjournment of the stockholders meeting. The amendment to our charter to extend our existence until December 4, 2009 will be in effect during an adjournment while the other proposals are pending.

Q:	Do I have conversion rights?
A:

If you are a holder of IPO Shares, you have the right to vote against the Framework Transactions Sub-Proposal 1 and demand that we convert your IPO Shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of our IPO are held. These rights to vote against the transactions contemplated by the Framework Agreement and demand conversion of the IPO Shares into a pro rata portion of the trust account are sometimes referred to herein as conversion rights.

Q:	How do I exercise my conversion rights?
A:

If you are a holder of IPO Shares and wish to exercise your conversion rights, you must (i) vote against the Framework Transactions Sub-Proposal 1, (ii) demand that we convert your shares into cash and (iii) deliver your stock to our transfer agent physically or electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System at least one business day prior to the vote at the special meeting of stockholders.

All of our IPO Shares are held in “street name.” Accordingly, your bank or broker must, at least one business day prior to the vote at the special meeting of stockholders, electronically transfer your IPO Shares to the Depositary Trust Company account of Continental Stock Transfer & Trust Company, our stock transfer agent, and provide Continental Stock Transfer & Trust Company with the necessary stock powers, written instructions that you want to convert your shares and a written certificate addressed to Continental Stock Transfer & Trust Company stating that you were the owner of such shares as of the record date, you have owned such shares since the record date and you will continue to own such shares through the closing of the transactions contemplated by the Framework Agreement. If your bank or broker does not provide each of these documents to Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, attn: Mark Zimkind, tel. (212) 845-3287, fax (212) 616-7616 by 5:00p.m., Eastern time, on October 15, 2009, one business day prior to vote at the special meeting of stockholders, your IPO Shares will not be converted. There is a nominal cost associated with this delivery process and the act of certificating the shares or electronically delivering them through the Depositary Trust Company’s DWAC System. The transfer agent will typically charge the tendering broker $45 per transaction, and the broker may or may not pass this cost on to you.

If you elect conversion of your shares and later decide that you do not want to convert such shares, your bank or broker must make arrangements with Continental Stock Transfer & Trust Company, at the telephone number stated above, to withdraw the conversion. To be effective, withdrawals of IPO Shares previously submitted for conversion must be completed prior to the commencement of the special meeting.

Continental Stock Transfer & Trust Company can assist with this process. We urge stockholders who may wish to exercise their conversion rights to promptly contact the account executive at the organization holding their account to accomplish these additional procedures. If such holders of IPO Shares fail to act promptly, they may be unable to timely satisfy the conversion requirements.

Exercise of your conversion rights does not result in either the exercise or loss of any NRDC Acquisition warrants that you may hold. Your warrants will continue to be outstanding following a conversion of your common stock, will have terms that are substantially similar in all material respects to those of your current warrants (subject to the amendments to the warrants contemplated by the Warrant Amendment Proposals) and will become exercisable upon consummation of the transactions contemplated by the Framework Agreement.

If any holder tenders IPO Shares and the transactions contemplated by the Framework Agreement are not completed, the IPO Shares will not be converted into cash and they will be returned to such holder.

Q:	What will I receive if I exercise my conversion rights?
A:

If the transactions contemplated by the Framework Agreement are completed, then, if you have also properly exercised your conversion rights, you will be entitled to receive a pro rata portion of the trust account, including any interest earned thereon, calculated as of two business days prior to the date of the consummation of the transactions contemplated by the Framework Agreement. As of September 24, 2009, there was $409,174,253 (or $408,787,488 net of $386,765 of accrued but unpaid expenses) in the trust account, which would amount to approximately $9.88 per IPO Share upon conversion. If you exercise your conversion rights, then you will be exchanging your shares of our common stock for cash and will no longer own these shares.

Q:	When will I receive my conversion payment if I exercise my conversion rights?

A:	We expect the conversion payments will be made promptly after the closing of the Framework Agreement transactions.
Q:	What will I receive if the transactions contemplated by the Framework Agreement are not consummated and the Company is liquidated?
A:

If the transactions contemplated by the Framework Agreement are not completed by October 23, 2009, or December 4, 2009 in the event that the Extension Proposal is approved, with no further action required by our board or stockholders, we will be automatically dissolved and our corporate power thereafter shall be limited to effecting and implementing our dissolution and liquidation and otherwise to taking action incidental to such dissolution and liquidation as set forth in Section 278 of the Delaware General Corporation Law, including the discharge, or making provision for the discharge, of our debts and liabilities. After all our debts and liabilities are settled or provision for their settlement is made, remaining amounts shall be distributed to our stockholders, ratably, in proportion to the number of shares held by them. As of September 24, 2009, if our expenses that exceed $2.95 million are indemnified by certain of the Founder Stockholders, approximately $9.88 per IPO Share is payable upon our liquidation. If our expenses that exceed $2.95 million are not indemnified by certain of the Founder Stockholders, then approximately $9.82 per IPO Share is payable upon our liquidation. The holders of our Founders’ Shares are not entitled to share in the proceeds of our liquidation. Please see the table on page 94 for additional detail.

Q:	When will I receive my liquidation payment if the transactions contemplated by the Framework Agreement are not consummated and the Company is liquidated?
A:

If the transactions contemplated by the Framework Agreement are not completed by October 23, 2009, or December 4, 2009 in the event that the Extension Proposal is approved, we expect that the liquidation payments will be made to stockholders within 30 to 60 days after the applicable termination date.

Q:	Do I have appraisal rights if I object to the transactions contemplated by the Framework Agreement or any of the other proposals?
A:	No. Neither our stockholders nor warrantholders have appraisal rights in connection with the transactions contemplated by the Framework Agreement or any of the other proposals.
Q:	What happens to the funds deposited in the trust account after consummation of the transactions contemplated by the Framework Agreement?
A:

At the closing of the transactions contemplated by the Framework Agreement, the funds in the trust account will be disbursed to pay: (i) holders of IPO Shares who have indicated to us that they intend to vote against the transactions contemplated by the Framework Agreement with whom we may enter into forward contracts to purchase their IPO Shares, (ii) up to approximately $4,222,222 of deferred underwriters’ compensation owed by us in connection with the IPO, (iii) expenses of the Founder Stockholders incurred on behalf of us and third parties (e.g., professionals, printers, etc.) who have rendered and/or will render services to us in connection with our operations and efforts to effect a “Business Combination” (as defined in our charter if the Initial Charter Proposal is approved) or the transactions contemplated by the Framework Agreement, of which there are currently, and which we expect to be, none, (iv) approximately $4,671,216 in taxes and (v) stockholders who have elected to exercise their conversion rights. The consummation of the transactions contemplated by the Framework Agreement is conditioned on our trust account containing no less than $100 million after the closing after taking into account the payments described above in clauses (i) and (v) in the preceding sentence. Any amounts remaining in the trust account following the disbursements described above will be used to invest in real estate assets in accordance with our business plan and for working capital. The greater the amount remaining in the trust account after making the payments described above, the greater the amount we will have to invest in real estate assets and for working capital.

Q:	What did NRDC Acquisition estimate its business combination and working capital expenses would be in its IPO prospectus?
A:

Following completion of our IPO, we had access to an aggregate of approximately $250,000 outside the trust account to fund our working capital requirements. We depend on the interest earned on the proceeds held in the trust account to provide us with additional working capital as well as to pay any tax obligations that we may owe. We estimated that we would incur approximately $1,000,000 for expenses for the due diligence and investigation of a target business or businesses; approximately $1,000,000 for legal, accounting and other expenses associated with structuring, negotiating and documenting an initial business combination; and approximately $250,000 for general working capital that would be used for miscellaneous expenses and reserves. As of the record date, we have incurred approximately $1,415,511 for expenses for the due diligence and investigation of a target business or businesses; approximately $992,235 for legal, accounting and other expenses associated with structuring, negotiating and documenting an initial business combination (as defined in our charter) and the Framework Transactions; and approximately $880,023 of general working capital used for miscellaneous expenses.

Q:	Since NRDC Acquisition’s IPO prospectus contained certain differences in what is being proposed at the special meeting, what are my legal rights?
A:

You should be aware that our charter and IPO prospectus require us to complete a “Business Combination” in which we would acquire one or more assets or control of one or more operating businesses, through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination having, collectively, a fair market value of at least 80% of the amount in our trust account (as determined in accordance with the requirements of our charter) at the time of the “Business Combination.” Furthermore, our IPO prospectus did not disclose that funds in our trust account might be used, directly or indirectly, to purchase IPO Shares from holders who have indicated their intention to vote against the Framework Transactions Sub-Proposal 1 and seek conversion of their shares to cash (as we may contemplate doing). Also, our IPO prospectus stated that specific provisions in our charter may not be amended prior to the consummation of an initial “Business Combination” except by unanimous consent of our stockholders but that we have been advised that such provision limiting our ability to amend our charter may not be enforceable under Delaware law. Accordingly, each person who purchased IPO Shares in the IPO and still held such shares upon learning of these facts may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his, her or its securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security).

Such claims may entitle stockholders asserting them to as much as $10.00 or more per share, based on the initial offering price of the IPO units comprised of stock and warrants, less any amount received from sale of the original warrants, plus interest from the date of our IPO (which, in the case of holders of IPO Shares, may be more than the pro rata share of the trust account to which they are entitled on conversion or liquidation). See the section entitled “The Framework Transactions Proposals—The Framework Transactions Sub-Proposal 1—Rescission Rights.”

Q:	What happens if the transactions contemplated by the Framework Agreement are not consummated?
A:

If the transactions contemplated by the Framework Agreement are not consummated by October 23, 2009, either party may terminate the Framework Agreement. If we are unable to complete the transactions contemplated by the Framework Agreement or a “Business Combination” by October 23, 2009, our charter provides that we must liquidate. In any liquidation of NRDC Acquisition, the funds deposited in the trust account, plus any interest earned thereon and remaining in trust after taxes payable and release to us of an aggregate amount of up to $2,700,000 of interest income to fund our working capital requirements, less claims requiring payment from the trust account by creditors who have not waived their rights against the trust account, if any, will be distributed pro rata to the holders of our IPO Shares. The Founder Stockholders have previously waived any right to any liquidation distribution with respect to the Founders’ Shares. NRDC Capital Management, Richard A. Baker, our current Chief Executive Officer, Lee S. Neibart, our current President, William L. Mack, the current Chairman of our board of directors, and Robert C. Baker, the current Vice- Chairman of our board of directors, have agreed, on a joint and several basis, pursuant to agreements with us and BofA that if we liquidate the trust account, they will be liable to ensure that the proceeds in the trust account are not reduced by claims of target businesses or entities that are owed money by us for services rendered or contracted for or products sold to us. Although we have obtained waiver agreements from certain vendors and service providers, and from the prospective target businesses with which we have negotiated, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will not seek recourse against the trust account notwithstanding such agreements. We currently believe that NRDC Capital Management is capable of funding a shortfall in our trust account to satisfy its foreseeable indemnification obligations and, based on representations made to us by Messrs. Neibart, Mack, Richard Baker and Robert Baker, we currently believe that they are of substantial means and capable of funding a shortfall in our trust account to satisfy their foreseeable indemnification obligations, but we have not asked them to reserve for such an eventuality. See the section entitled “The Framework Transactions Proposals—Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals” for additional information.

Q:	When does NRDC Acquisition expect the transactions contemplated by the Framework Agreement to be completed?
A:	It is currently anticipated that the transactions contemplated by the Framework Agreement will be consummated promptly following the special meetings on October 16, 2009.
For a description of the conditions for the completion of the transactions contemplated by the Framework Agreement, see the section entitled “The Framework Agreement.”
Q:	Why does NRDC Acquisition intend to pursue the transactions contemplated by the Framework Agreement?
A:

We intend to pursue the transactions contemplated by the Framework Agreement, pursuant to which we will continue our business as a REIT, commencing with our taxable year ending December 31, 2010, primarily for the following reasons:

•

Although we identified and held discussions with many potential target businesses, we were unable to find suitable target businesses with which we believe we could consummate a “Business Combination,” as defined in our current charter, prior to October 23, 2009. Rather than liquidating, our board of directors believes that we should continue our business as a REIT given (1) the concessions made by NRDC Capital Management, our independent directors, the underwriters in our IPO and, potentially, our warrantholders, which will substantially reduce the dilution to our stockholders and (2) our management team’s expertise in the real estate sector and our belief that they will be able to execute our proposed business plan. Pursuant to this plan we intend to invest in, acquire, own, lease, reposition and manage a diverse portfolio of necessity-based retail properties, including, primarily, well located community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. Our business plan also contemplates that we may also acquire other retail properties, including power centers, regional malls, lifestyle centers and single-tenant retail locations, that are leased to national, regional and local tenants. We will target properties strategically situated in densely populated, middle and upper income markets in the eastern and western regions of the United States. In addition, we may supplement our direct purchases of retail properties with first mortgages or second mortgages, mezzanine loans, bridge or other loans or debt investments related to retail properties in each case provided that the underlying real estate meets our criteria for direct investment. Our primary focus with respect to real estate-related debt investments is to capitalize on the opportunity to acquire control positions that will enable us to obtain the asset should a default occur.

•

Our board of directors believes that the current market environment presents an extraordinary opportunity to acquire retail properties at compelling yields and at values substantially below their replacement cost, offering us the potential to achieve attractive risk adjusted returns for our stockholders over time primarily through dividends and secondarily through capital appreciation. As discussed under the section entitled “Our Business Following the Consummation of the Framework Transactions—The Market Opportunity” below, the U.S. real estate market in general and the retail property sector in particular is currently experiencing significant weakness driven by a combination of declining rents, rising vacancies, falling property values and sharply reduced capital availability. Against this market background, we believe that prospects for negotiating attractive acquisitions of prime retail properties at attractive prices should be significant for companies, like us, with readily available resources and the ability to source deals both from distressed and more conventional sellers. There can be no assurance, however, that the continuation of disruptions in the financial markets and deteriorating economic conditions will not impact certain of the retail properties we may acquire and such properties could experience higher levels of vacancy than anticipated at the time of our acquisition of such properties. See “Risk Factors—Risks Related to Our Assets—Increasing vacancy rates for retail property assets resulting from recent disruptions in the financial markets and deteriorating economic conditions could adversely affect the value of the retail property assets we acquire.”

•

Our board of directors believes that our management team’s extensive and long-standing relationships with institutional and other owners in the U.S. retail real estate market, commercial real estate lenders, brokers and tenants will enhance our ability to identify and capitalize on acquisition opportunities in our target asset classes. The local market relationships that our management team possesses that have been built over an average of over 23 years of operating shopping centers and retail properties in the eastern and western regions of the United States will provide us with sources of investment opportunities. In addition, our management team’s relationships with lenders, bankers and other financing sources will maximize access to financing in the face of difficult credit markets.

•	We have taken steps to structure our relationship with our management team so that our interests and those of our management team are closely aligned.

•

Our board of directors believes we would have a competitive advantage relative to other existing comparable REITs and real estate companies because we do not have a legacy portfolio of lower-return or problem real estate assets that could potentially dilute the attractive returns that we believe are available in the current market environment and distract our management team’s focus from our investment strategy.

•

We anticipate that the costs we will incur to continue to exist and qualify as a REIT commencing with our taxable year ending December 31, 2010 by consummating the transactions contemplated by the Framework Agreement are lower than the costs we would incur if we were to form a new corporation and conduct an initial public offering, thereby providing us more proceeds with which to fund operations.

See the sections entitled “Risk Factors,” “The Framework Transactions Proposals—Background of the Framework Transactions Proposals,” “The Framework Transactions

Proposals—Reasons for the Framework Transactions Proposals,” and “Our Business Following the Consummation of the Framework Transactions.”
Q:	Who will be NRDC Acquisition’s board of directors and executive management after the consummation of the transactions contemplated by the Framework Agreement?
A:

After the consummation of the transactions contemplated by the Framework Agreement, we expect to (i) expand the size of our board of directors and (ii) expand our management team to add individuals who will complement our current management’s expertise in real estate. We have agreed with Stuart Tanz that he will become our Chief Executive Officer and President, and we are in discussions with John Roche to become our Chief Financial Officer. Mr. Tanz has acquired $5 million of shares of our common stock in the open market. Mr. Tanz would also become a member of our board of directors. We expect that upon completion of the transactions contemplated by the Framework Agreement, Richard A. Baker will resign as our Chief Executive Officer and will be elected as Executive Chairman of our board of directors, and William L. Mack, who currently serves as the Chairman of our board of directors, Robert C. Baker, who currently serves as the Vice-Chairman of our board of directors, and Lee S. Neibart, who currently serves as our President, will resign such positions but will continue to serve as directors of our company. Prior to the consummation of the transactions contemplated by the Framework Agreement, we intend to expand the size of our board of directors to add additional board members, including board members who will be considered independent directors under applicable regulatory rules so that a majority of the members of our board of directors will be considered independent under such rules. Each of our new directors other than Mr. Tanz will receive 25,000 shares of our common stock. See the section entitled “Our Business Following Consummation of the Framework Transactions—Our Management Team.”

Q:	What is a REIT?
A:

A REIT is a company that derives most of its income from investments in real estate. If a corporation qualifies as a REIT, it generally will not be subject to U.S. federal corporate income taxes on its net taxable income that it distributes to its stockholders on an annual basis, thereby reducing its corporate-level taxes and substantially eliminating the double taxation on income and gain that usually results in the case of a distribution by a regular C corporation. Double taxation occurs where a non-REIT corporation, such as a C corporation, is first taxed upon its income and then an additional tax is imposed on the corporation’s stockholders when the corporation distributes its after tax income.

Q:	What is the benefit of owning shares of NRDC Acquisition common stock after it qualifies as a REIT?
A:

Following our intended qualification as a REIT commencing with our taxable year ending December 31, 2010, we expect to make regular, aggregate quarterly distributions to our stockholders. The amount of our quarterly distributions will be determined and declared by our board of directors and will depend on, among other factors, our financial condition and earnings.

To review the risks associated with our qualification as a REIT, see the section entitled “Risk Factors.”
Q:	When does NRDC Acquisition intend to elect to qualify as a REIT?
A:	We will elect to qualify as a REIT commencing with our taxable year ending December 31, 2010.
Q:	What is the Special Distribution?
A:	A REIT is not permitted to retain earnings and profits accumulated during years when the company or its predecessor was taxed as a regular C corporation. Therefore, in order to qualify as a REIT, we plan to distribute our earnings and profits that accumulated through 2009 by making one or more special distributions to our stockholders payable in cash.

We expect that the Special Distribution will be declared and paid in 2010. We will determine our current and accumulated earnings and profits as of the end of 2009 using our historic tax returns through 2008, our 2009 taxable income, and after taking into account any reductions to our earnings and profits attributable to the transactions contemplated by the Framework Agreement.

Q:	What do I need to do now?
A:

We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Initial Charter Proposal, Framework Transactions Proposals, Warrant Amendment Proposals, Equity Incentive Plan Proposal and other proposals will affect you as a stockholder or warrantholder of NRDC Acquisition. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy cards.

Q:	What vote is required to approve the Framework Transactions Proposals and the Stockholders Adjournment Proposal?
A:

The approval of the Framework Transactions Sub-Proposal 1 requires that a majority of the IPO Shares voted by the holders thereof are cast in favor of the Framework Transactions Sub-Proposal 1 at the stockholders meeting. The approval of the Framework Transactions Sub-Proposal 2 requires (i) the affirmative vote of the holders of a majority of the IPO Shares outstanding on the record date and (ii) the affirmative vote of the holders of a majority of our common stock outstanding on the record date. The approval of the Stockholders Adjournment Proposal will require the affirmative vote of the holders of a majority of our common stock outstanding represented and entitled to vote thereon at the special meeting.

Brokers and nominees holding shares of record for customers are not entitled to vote on the Framework Transactions Proposals (including any related sub-proposal) or the Stockholders Adjournment Proposal unless they receive specific voting instructions from the beneficial owner of the shares. If a broker or nominee holding shares of record for a customer submits a properly executed proxy, but indicates that it does not have discretionary authority to vote as to a particular matter, those shares, which are referred to as broker non-votes, will be counted for purposes of determining whether a quorum exists. A broker non-vote will have no effect on the outcome of the vote to approve the Framework Transactions Sub-Proposal 1 and the Stockholders Adjournment Proposal. A broker non-vote will have the same effect as a vote against the Framework Transactions Sub-Proposal 2.

An abstention occurs when a stockholder affirmatively instructs that a vote be withheld (by checking the “abstain” box on the proxy card) or when a stockholder who has not given a proxy is present at the special meeting but does not cast a ballot or submit a proxy card in person. An abstention will be counted for purposes of determining whether a quorum exists. An abstention will have no effect on the outcome of the vote to approve the Framework Transactions Sub-Proposal 1. However, any stockholder who abstains from voting with respect to the Framework Transactions Sub- Proposal 1 will not have any conversion rights. An abstention will have the same effect as a vote against the Framework Transactions Sub-Proposal 2 and against the Stockholders Adjournment Proposal.

Q:	What vote is required to approve the Initial Charter Proposal, the Secondary Charter Proposals and the Extension Proposal?
A:

Each of the Initial Charter Proposal and the Secondary Charter Proposals (including all related sub-proposals) will require the affirmative vote of the holders of a majority of our common stock outstanding on the record date. Because these proposals require the affirmative vote of a majority of the shares of common stock outstanding for approval, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against these proposals.
Q:	What vote is required to approve the Warrant Amendment Proposals and the Warrantholders Adjournment Proposal?
A:

The approval of the Warrant Amendment Proposals (including all related sub-proposals) will require the affirmative vote of the holders of a majority of NRDC Acquisition warrants outstanding on the record date. Because each sub-proposal requires the affirmative vote of a majority of the warrants outstanding for approval, abstentions and warrants not entitled to vote because of a broker non-vote will have the same effect as a vote against a sub-proposal.

The approval of the Warrantholders Adjournment Proposal will require the affirmative vote of the holders of a majority of our warrants represented and entitled to vote thereon at the meeting. Abstentions are deemed entitled to vote on such proposal. Therefore, they have the same effect as a vote against this proposal. Broker non-votes are not deemed entitled to vote on such proposal and, therefore, they will have no effect on the vote on such proposal.

Q:	What vote is required to approve the Equity Incentive Plan Proposal?
A:

The affirmative vote of a majority of the votes cast at the special meeting will be required to approve the Equity Incentive Plan Proposal. Abstentions will have the effect of a vote against the Equity Incentive Plan Proposal but broker non-votes or a failure to vote will have no effect upon the vote to approve the Equity Incentive Plan Proposal.

Q:	How does NRDC Acquisition’s board of directors recommend that I vote?
A:

Our board of directors unanimously recommends that our stockholders vote “FOR” the approval of the Initial Charter Proposal, Framework Transactions Proposals (including each sub-proposal), Secondary Charter Proposals (including each sub-proposal), Equity Incentive Plan Proposal, Stockholders Adjournment Proposal and Extension Proposal. Our board of directors unanimously recommends that our warrantholders vote “FOR” the approval of the Warrant Amendment Proposals (including each sub-proposal) and Warrantholders Adjournment Proposal. You should read the section entitled “The Framework Transactions Proposals—Reasons for the Framework Transactions Proposals,” for a discussion of the factors that our board of directors considered in deciding to approve the Framework Agreement and the various transactions contemplated by the Framework Agreement.

Q:	Who can vote at the special meeting of stockholders?
A:

To be able to vote, you must have been a stockholder of record at the close of business on September 24, 2009, the record date. The number of outstanding shares of our common stock entitled to vote at the meeting as of the record date is 51,750,000. If you were a stockholder of record as of the close of business on the record date, you will be entitled to vote all of the shares that you held as of the close of business on the record date at the special meeting, or at any postponements or adjournments of the meeting.

Q:	Who can vote at the special meeting of warrantholders?
A:

To be able to vote, you must have been a warrantholder of record at the close of business on September 24, 2009, the record date. The number of outstanding warrants entitled to vote at the meeting as of the record date is 49,400,000. If you were a warrantholder of record as of the close of business on the record date, you will be entitled to vote all of the warrants that you held as of the close of business on the record date at the special meeting, or at any postponements or adjournments of the meeting.

Q:	How will the Founder Stockholders vote?
A:	We and BofA entered into agreements with each of the Founder Stockholders pursuant to which each Founder Stockholder agreed to vote all of his, her or its:

•	Founders’ Shares in accordance with the majority of the votes cast by IPO Shares with respect to the Framework Transactions Sub-Proposal 1;

•	shares of our common stock (Founders’ Shares and IPO Shares) in favor of the Framework Transactions Sub-Proposal 2; and

•

IPO Shares in favor of the Framework Transactions Sub-Proposal 1. As a result, a Founder Stockholder who acquires shares in the secondary market must vote those shares in favor of the Framework Transactions Sub-Proposal 1 with respect to those shares, and will therefore not be eligible to exercise conversion rights for those shares if the Framework Transactions Sub-Proposal 1 is approved as required by our charter.

The Founder Stockholders have informed us that they intend to vote all their shares of common stock and warrants in favor of all the other proposals (including all related sub-proposals) that will be presented at the special meetings of our stockholders and warrantholders.

Q:	How do I vote?
A:

If you are a holder of record of our common stock or warrants, you may vote in person at the special meetings or by submitting a proxy for the special meetings. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares or warrants in “street name,” which means your shares or warrants are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares or warrants you beneficially own are properly counted. In this regard, you must provide the record holder of your shares or warrants with instructions on how to vote your shares or warrants or, if you wish to attend the meetings and vote in person, obtain a proxy from your broker, bank or nominee. Votes submitted at any time prior to the meeting will be accepted. However, to ensure that your vote is properly counted and to avoid any problems or unforeseen delays, you should submit your vote as early as possible and prior to 11:59 p.m. on the day before the meeting. After such time, a holder would need to contact his bank, broker or nominee directly to vote or change his vote.

Q:	If my shares or warrants are held in “street name,” will my broker or nominee automatically vote my shares or warrants for me?
A:

No. Your broker, bank or nominee cannot vote your shares or warrants unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q:	May I change my vote after I have mailed my signed proxy card?
A:

Yes. Send a later-dated, signed proxy card to our secretary, Robert Baker, at the address set forth below so that it is received by our secretary prior to the special meetings or attend the special meetings in person and vote. You also may revoke your proxy by either sending a notice of revocation to our secretary, which must be received by our secretary prior to the special meetings, or attending the special meetings and revoking your proxy and voting in person. To ensure that your revised vote is properly counted and to avoid any problems or unforeseen delays, you should submit the notice of revocation and new proxy as early as possible and prior to 11:59 p.m. on the day before the meeting. After such time, a holder would need to contact his bank, broker or nominee directly to vote or change his vote.

Q:	What should I do if I receive more than one set of voting materials?
A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares or warrants in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares or warrants. If you are a holder of record and your shares or warrants are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your NRDC Acquisition shares or warrants.

Q:	How many shares and warrants must be present to hold the special meetings?
A:

A majority of our outstanding shares of common stock and warrants must be present at the special meetings of our stockholders and warrantholders, respectively, in order for us to validly conduct business at the meetings. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares and warrants that are represented by proxy or that are represented in person at the meeting. For purposes of establishing a quorum, we will count abstentions and broker non-votes.

Q:	When are the special meetings and where will they be held?
A:

The special meetings will be held on October 16, 2009, at 10:00 a.m. Eastern time at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York. If you wish to vote in person at the special meeting and your shares or warrants are held in “street name” by a broker or other nominee, you need to obtain a proxy from the broker or other nominee authorizing you to vote your shares or warrants held in the broker’s name. That proxy is different from the proxy card provided with this proxy statement.

Q:	Who bears the costs of soliciting these proxies?
A:

We are soliciting proxies on behalf of our board of directors and all solicitation costs will be paid by us. This solicitation is being made by mail but also may be made by telephone or in person. NRDC Acquisition and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means, including email and facsimile. We will pay Morrow & Co., LLC a fee of $36,000 plus disbursements to assist in the proxy solicitation process. Such payments will be made from non-trust account funds. We will reimburse banks, brokers and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. See the section entitled “The Special Meetings of NRDC Acquisition’s Stockholders and Warrantholders—Proxy Solicitation Costs.”

Q:	Who can help answer my questions?
A:	If you have questions about the transactions contemplated by the Framework Agreement or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, NY 10577
Attention: Joseph Roos
Telephone: (919) 272-8066

or

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902
Stockholders call toll free: (800) 607-0088
Banks and brokers call toll free: (800) 662-5200

To obtain timely delivery, NRDC Acquisition’s stockholders and warrantholders must request the materials no later than October 12, 2009.

You may also obtain additional information about NRDC Acquisition from documents filed with the Securities and Exchange Commission (“SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to affirmatively vote against the Framework Transactions Sub-Proposal 1 and seek conversion of your IPO Shares, your bank or broker must, at least one business day prior to the vote at the special meeting of stockholders, electronically transfer your IPO Shares to the Depositary Trust Company account of Continental Stock Transfer & Trust Company, our stock transfer agent, and provide Continental Stock Transfer & Trust Company with the necessary stock powers, written instructions that you want to convert your shares and a written certificate addressed to Continental Stock Transfer & Trust Company stating that you were the owner of such shares as of the record date, you have owned such shares since the record date and you will continue to own such shares through the closing of the transactions contemplated by the Framework Agreement. If you have questions regarding the certification of your position or delivery of your stock, please contact your broker and request delivery of your shares through the DWAC System or contact:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, NY 10004
Telephone: (212) 845-3287
Facsimile: (212) 616-7616
Attention: Mark Zimkind

FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Our actual results may differ from the expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, our expectations with respect to future performance, anticipated financial impacts of the proposed transactions, charter and warrant amendments and related transactions; approval of the proposed transactions contemplated by the Framework Agreement by shareholders and warrantholders, as applicable; the satisfaction of the closing conditions to the proposed transactions; and the timing of the completion of the proposed transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside our control and difficult to predict. Factors that may cause such differences include, but are not limited to, the following:

•

Our ability to identify and acquire retail real estate and real estate-related debt investments that meet our investment standards and the time period required for us to acquire our initial portfolio of our target assets;

•	The level of rental revenue and net interest income we achieve from our target assets;

•	The market value of our assets and the supply of, and demand for, retail real estate and real estate-related debt investments in which we invest;

•	The length of the current economic downturn;

•	The conditions in the local markets in which we will operate, as well as changes in national economic and market conditions;

•	Consumer spending and confidence trends;

•	Our ability to enter into new leases or to renew leases with existing tenants at the properties we acquire at favorable rates;

•	Our ability to anticipate changes in consumer buying practices and the space needs of tenants;

•	The competitive landscape impacting the properties we acquire and their tenants;

•	Our relationships with our tenants and their financial condition;

•	Our use of debt as part of our financing strategy and our ability to make payments or to comply with any covenants under any borrowings or other debt facilities we obtain;

•	The level of our operating expenses, including amounts we are required to pay to our management team and to engage third party property managers;

•	Changes in interest rates that could impact the market price of our common stock and the cost of our borrowings;

•	Legislative and regulatory changes (including changes to laws governing the taxation of REITs); and

•	The other factors described herein under “Risk Factors.”

Other factors include the possibility that the transactions contemplated by the Framework Agreement do not close, including due to the failure to receive required shareholder and warrantholder approvals, or the failure of other closing conditions.

We caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning NRDC Acquisition, the Framework Agreement, the related transactions or other matters and attributable to NRDC Acquisition or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. We caution not to place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based.

RISK FACTORS

You should consider carefully the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to approve the proposals described in this proxy statement.

Risks Relating to Our Business and Operations If the Transactions Contemplated By the Framework Agreement Are Consummated

The value of your investment if the transactions contemplated by the Framework Agreement are consummated will be subject to the significant risks affecting REITs, and, in particular, REITs owning retail property and real estate-related debt investments, as described below. If any of the events described below occur, our business, financial condition, liquidity and/or results of operations could be adversely affected in a material way. This could cause the price of your common stock or warrants to decline, perhaps significantly, and you therefore may lose all or part of your investment.

We operate in a highly competitive market and competition may limit our ability to acquire desirable assets.

We operate in a highly competitive market. Our profitability depends, in large part, on our ability to acquire our target assets at favorable prices and on trends impacting the retail industry in general, national, regional and local economic conditions, financial condition and operating results of current and prospective tenants and customers, availability and cost of capital, construction and renovation costs, taxes, governmental regulations, legislation and population trends. Many of our competitors are substantially larger and have considerably greater financial, marketing and other resources than we do. Other companies may raise significant amounts of capital, and may have investment objectives that overlap with ours, which may create additional competition for opportunities to acquire assets.

We may change any of our strategies, policies or procedures without stockholder consent, which could adversely affect our business.

We may change any of our strategies, policies or procedures with respect to acquisitions, asset allocation, growth, operations, indebtedness, financing strategy and distributions, including those related to maintaining our REIT qualification, at any time without the consent of our stockholders, which could result in making acquisitions that are different from, and possibly riskier than, the types of acquisitions described in this proxy statement. A change in our strategy may increase our exposure to real estate market fluctuations, financing risk, default risk and interest rate risk. Furthermore, a change in our asset allocation could result in us making acquisitions in asset categories different from those described in this proxy statement. These changes could adversely affect our financial condition, results of operations, the market price of our common stock or warrants and our ability to make distributions to the stockholders.

Our executive officers and directors are subject to potential conflicts of interest.

Upon completion of the transactions contemplated by the Framework Agreement, our officers and directors will face conflicts of interest. Except for Messrs. Tanz and Roche, none of our executive officers or directors is anticipated to be required to commit his full time to our affairs and, accordingly, they may have conflicts of interest in allocating management time among various business activities. In addition, we anticipate that except for Messrs. Tanz and Roche, each of our executive officers and directors is engaged in several other business endeavors and they are not obligated to contribute any specific number of hours per week to our affairs. In the course of their other business activities, our executive officers and directors may become aware of investment and business opportunities that may be appropriate for presentation to us as well as the other entities with which they are affiliated. They may have conflicts of interest in determining to which entity a particular business opportunity should be presented. Please see the discussion under “Certain Relationships and Related Transactions—Other Potential Conflicts of Interest Following the

Consummation of the Transactions Contemplated by the Framework Agreement,” for a description of our executive officers’ and directors’ other affiliations, including the entities our executive officers and directors have existing obligations to.

As a result of multiple business affiliations, our executive officers and directors may have legal obligations relating to presenting opportunities to acquire one or more properties, portfolios or real estate-related debt investments to other entities. In addition, conflicts of interest may arise when our board of directors evaluates a particular opportunity. Subject to the limitations described in the employment agreements, which we anticipate will be applicable to Messrs. Tanz, Roche and Richard Baker described in “Certain Relationships and Related Transactions—New Employment Agreements,” our executive officers and directors may present such opportunities to the other entities to which they owe a pre-existing fiduciary duty before presenting such opportunities to us.

We have no operating history and may not be able to successfully operate our business or generate sufficient revenue to make or sustain distributions to our stockholders.

We are a corporation incorporated on July 10, 2007 for the purpose of effecting a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination with one or more existing operating businesses. Accordingly, we have no operating results to date. We will commence operations only upon consummation of the transaction contemplated by the Framework Agreement. We cannot assure you that we will be able to operate our business successfully or implement our policies and strategies as described in this proxy statement. Our ability to provide attractive risk adjusted returns to our stockholders over time is dependent on our ability both to generate sufficient cash flow to pay an attractive dividend and to achieve capital appreciation, and we cannot assure you we will do either. There can be no assurance that we will be able to generate sufficient revenue from operations to pay our operating expenses and make distributions to stockholders.

Capital markets and economic conditions can materially affect our financial condition and results of operations and the value of our assets.

There are many factors that can affect the value of our assets, including the state of the capital markets and economy. We are currently in an economic recession which has negatively affected consumer spending and retail sales, which has adversely impacted the performance and value of retail properties in most regions in the United States. In addition, compared to the first half of 2007, the number of banks advancing new loans against U.S. commercial property has fallen substantially and that decline, together with a tightening of lending policies, has resulted in a significant contraction in the amount of debt available to fund retail properties.

These conditions have contributed to volatility of unprecedented levels. Although we will factor in these conditions in acquiring our target assets, our long term success depends in part on improving economic conditions and the eventual return of a stable and dependable financing market for retail real estate. If market conditions do not eventually improve, our financial condition and results of operations and the value of our common stock will be adversely affected.

Bankruptcy or insolvency of tenants may decrease our revenues and available cash.

In the face of the current difficult economic conditions tenant bankruptcies are on the rise compared to recent prior periods and we anticipate that additional tenants may declare bankruptcy or become insolvent in the future. In the case of many retail properties, the bankruptcy or insolvency of a major tenant could cause us to suffer lower revenues and operational difficulties, and could allow other tenants to exercise so-called “kick-out” clauses in their leases and terminate their lease or reduce their rents prior to the normal expiration of their lease terms. As a result, the bankruptcy or insolvency of a major tenant could result in a lower level of net income and funds available for the payment of indebtedness or for distribution to stockholders.

Inflation or deflation may adversely affect our financial condition and results of operations.

Increased inflation could have a pronounced negative impact on our mortgages and interest rates and general and administrative expenses, as these costs could increase at a rate higher than our rents. Inflation could also have an adverse effect on consumer spending which could impact our tenants’ sales and, in turn, our percentage rents, where applicable. Conversely, deflation could lead to downward pressure on rents and other sources of income.

Compliance or failure to comply with the Americans with Disabilities Act or other safety regulations and requirements could result in substantial costs.

The Americans with Disabilities Act generally requires that a public building be made accessible to disabled persons. Noncompliance could result in the imposition of fines by the federal government or the award of damages to private litigants. If, under the Americans with Disabilities Act, we are required to make substantial alterations and capital expenditures in one or more of our properties, including the removal of access barriers, it could adversely affect our financial condition and results of operations, as well as the amount of cash available for distribution to stockholders.

We expect our properties to be subject to various federal, state and local regulatory requirements, such as state and local fire and life safety requirements. If we fail to comply with these requirements, we could incur fines or private damage awards. We do not know whether compliance with the requirements will require significant unanticipated expenditures that will affect our cash flow and results of operations.

We expect to acquire properties and this may create risks.

We expect to acquire properties consistent with our investment strategies. We may not, however, succeed in consummating desired acquisitions on time or within budget. In addition, we may face competition in pursuing acquisition opportunities that could increase our costs. When we do pursue a project or acquisition, we may not succeed in leasing newly acquired properties at rents sufficient to cover our costs of acquisition or in operating the businesses we acquired. Difficulties in integrating acquisitions may prove costly or time-consuming and could result in poorer than anticipated performance. We may also abandon acquisition opportunities that we have begun pursuing and consequently fail to recover expenses already incurred. Furthermore, acquisitions of new properties will expose us to the liabilities of those properties, some of which we may not be aware of at the time of acquisition.

Factors affecting the general retail environment could adversely affect the financial condition of our retail tenants and the willingness of retailers to lease space in our shopping centers, and in turn, adversely affect us.

We expect our properties and our real estate-related debt investments to be focused on the retail real estate market. This means that we will be subject to factors that affect the retail environment generally, including the level of consumer spending and consumer confidence, the threat of terrorism and increasing competition from online retail websites and catalog companies. We believe that retail real estate assets are currently exhibiting distress with weak fundamentals and a smaller and more conservative available capital pool. Consumers are spending less money, many tenants are credit impaired, rents are in decline, capitalization rates are expanding and transaction volume is down significantly. These factors could adversely affect the financial condition of our retail tenants and the willingness of retailers to lease space in our shopping centers, and in turn, adversely affect us.

As a result of current economic conditions, we may be limited in our ability to obtain financing on favorable terms.

After we invest the funds released to us from our trust account, we expect to depend primarily on external financing to fund the growth of our business. Our access to debt or equity financing depends on the willingness of third parties to lend or make equity investments and on conditions in the capital markets generally. As a result of current economic conditions, we may be limited in our ability to obtain financing on favorable terms and there can be no assurances as to when financing conditions will improve.

We do not have a formal policy limiting the amount of debt we may incur and our board of directors may change our leverage policy without stockholder consent, which could result in a different risk profile.

Although we are not required to maintain any particular leverage ratio, we intend, when appropriate, to employ prudent amounts of leverage and use debt as a means of providing additional funds for the acquisition of our target assets and the diversification of our portfolio. The amount of leverage we will deploy for particular investments in our target assets will depend upon our management team’s assessment of a variety of factors, which may include the anticipated liquidity and price volatility of the target assets in our investment portfolio, the potential for losses, the availability and cost of financing the assets, our opinion of the creditworthiness of our financing counterparties, the health of the U.S. economy and commercial mortgage markets, our outlook for the level, slope and volatility of interest rates, the credit quality of our target assets and the collateral underlying our target assets. If the transactions contemplated by the Framework Agreement are consummated, our charter will not limit the amount of indebtedness we can incur. Our board of directors may change our leverage policies at any time without the consent of our stockholders, which could result in an investment portfolio with a different risk profile.

Your investment return may be reduced if we are required to register as an investment company under the 1940 Act; if we subject to registration under the 1940 Act, we will not be able to continue our business.

We intend to conduct our operations so that neither we, nor our operating partnership nor any of our future other subsidiaries, are required to register as investment companies under the 1940 Act. Section 3(a)(1)(A) of the 1940 Act defines an investment company as any issuer that is or holds itself out as being engaged primarily in the business of investing, reinvesting or trading in securities. Section 3(a)(1)(C) of the 1940 Act defines an investment company as any issuer that is engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities and owns or proposes to acquire investment securities having a value exceeding 40% of the value of the issuer’s total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis, which we refer to as the “40% test”. Excluded from the term “investment securities,” among other things, are U.S. government securities and securities issued by majority-owned subsidiaries that are not themselves investment companies and are not relying on the exception from the definition of investment company set forth in Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. Accordingly, under Section 3(a)(1) of the 1940 Act, in relevant part, a company is not deemed to be an “investment company” if: (i) it neither is, nor holds itself out as being, engaged primarily, nor proposes to engage primarily, in the business of investing, reinvesting or trading in securities; or (ii) it neither is engaged nor proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities and does not own or propose to acquire “investment securities” having a value exceeding 40% of the value of its total assets on an unconsolidated basis. We believe that we and our operating partnership (which will initially be wholly owned by us) will not meet either of the above definitions of investment company as we intend to invest primarily in real property. We expect that a majority of our subsidiaries will be wholly or majority owned by us and will have at least 60% of their assets in real property. As these subsidiaries would be investing either solely or primarily in real property, they themselves would be outside of the definition of “investment company” under Section 3(a)(1) of the 1940 Act. As we are organized as a holding company that conducts its businesses primarily through our operating partnership, which in turn is a holding company conducting its business through its wholly or majority owned subsidiaries, both we and our operating partnership intend to conduct our operations so that we and our operating partnership comply with the 40% test. We also do not believe that we will be considered to be an investment company under Section 3(a)(1)(A) of the 1940 Act because we will not engage primarily or hold ourself out as being engaged primarily in the business of investing, reinvesting or trading in securities. Rather, we will be primarily engaged in the non-investment company businesses of our subsidiaries. We will monitor our holdings to ensure continuing and ongoing compliance with this test.

In the event that the value of investment securities held by the subsidiaries of our operating partnership were to exceed 40%, we expect our subsidiaries to be able to rely on the exclusion from the definition of “investment company” provided by Section 3(c)(5)(C) of the 1940 Act. Section 3(c)(5)(C), as interpreted by the staff of the SEC, requires each of our subsidiaries relying on this exception to invest at least 55% of its portfolio in “mortgage and other liens on and interests in real estate,” which we refer to as qualifying assets and at least 80% of its assets in qualifying assets and other real estate- related assets. The remaining 20% of the portfolio can consist of miscellaneous assets. What we buy and sell is therefore limited to these criteria. How we determine to classify our assets for purposes of the 1940 Act will be based in large measure upon no-action letters issued by the SEC staff and other SEC interpretive guidance. No assurance can be given that the SEC staff will concur with our classification of our assets. Future revisions to the 1940 Act or further guidance from the SEC or its staff may cause us to lose our exclusion from registration or force us to re-evaluate our portfolio and our investment strategy. Such changes may prevent us from operating our business successfully.

To ensure that neither we, nor our operating partnership nor subsidiaries are required to register as an investment company, each entity may be unable to sell assets they would otherwise want to sell and may need to sell assets they would otherwise wish to retain. In addition, we, our operating company or our other future subsidiaries may be required to acquire additional assets that we might not otherwise acquire or forego opportunities to acquire interests in companies that we would otherwise want to acquire. Although we, our operating partnership and our other future subsidiaries intend to monitor our portfolio periodically and prior to each acquisition and disposition, any of these entities may not be able to maintain an exclusion from registration as an investment company. If we, our operating partnership or our other subsidiaries are required to register as an investment company but fail to do so, the unregistered entity would be prohibited from engaging in our business, and criminal and civil actions could be brought against such entity. In addition, the contracts of such entity would be unenforceable unless a court required enforcement, and a court could appoint a receiver to take control of the entity and liquidate its business.

For more information on issues related to compliance with the 1940 Act, see “Our Business Following the Consummation of the Framework Transactions—1940 Act Exemption.”

Risks Related to Our Assets

We have not yet identified any specific assets. Our initial investments are expected to provide a lower net return than our target assets.

We have not yet identified any specific assets for our portfolio. Until appropriate assets can be identified, our management team may invest the funds to be released to us from the trust account upon the approval of the transactions contemplated by the Framework Agreement in interest-bearing, short-term investments that are consistent with our intention to qualify as a REIT. These investments are expected to provide a lower net return than we will seek to achieve from our target assets. Suitable opportunities may not be immediately available. Even if opportunities are available, there can be no assurance that our management team’s due diligence processes will uncover all relevant facts, including liabilities associated with potential assets or other weaknesses in such assets, or that any investment will be successful.

Our assets will be selected by our management team and our stockholders and warrantholders will not have input into such decisions.

We will have significant flexibility in using the funds to be released to us from the trust account if the transactions contemplated by the Framework Agreement are consummated. You will be unable to evaluate the manner in which such funds will be used or the economic merit of our expected acquisitions and, as a result, we may use the funds to acquire assets with which you may not agree. The failure of our management team to apply these proceeds effectively or find assets that meet our investment criteria in sufficient time or on acceptable terms could result in unfavorable returns, could cause a material adverse effect on our business, financial condition, liquidity, results of operations and ability to make distributions to our stockholders, and could cause the value of our common stock or warrants to decline.

Increasing vacancy rates for retail property assets resulting from recent disruptions in the financial markets and deteriorating economic conditions could adversely affect the value of the retail property assets we acquire.

We will depend upon tenants for a majority of our revenue from real property investments. Recent disruptions in the financial markets and deteriorating economic conditions have resulted in a trend toward increasing vacancy rates for certain classes of commercial property, including retail properties, due to increased tenant delinquencies and/or defaults under leases, generally lower demand for rentable space, as well as potential oversupply of rentable space. Business failures and downsizings have led to reduced consumer demand for retail products and services, which in turn has led to retail business failures or downsizings and reducing demand for retail space. Reduced demand for retail space could require us to increase concessions, tenant improvement expenditures or reduce rental rates to maintain occupancies beyond those anticipated at the time we acquire the property. The continuation of disruptions in the financial markets and deteriorating economic conditions could impact certain of the retail properties we may acquire and such properties could experience higher levels of vacancy than anticipated at the time of our acquisition of such properties. The value of our retail property investments could decrease below the amounts we paid for such properties. Revenues from properties could decrease due to lower occupancy rates, reduced rental rates and potential increases in uncollectible rent. We will incur expenses, such as for maintenance costs, insurances costs and property taxes, even though a property is vacant. The longer the period of significant vacancies for a property, the greater the potential negative impact on our revenues and results of operations.

Real estate investments’ value and income fluctuate due to conditions in the general economy and the real estate business, which may affect our ability to service our debt and expenses.

The value of real estate fluctuates depending on conditions in the general and local economy and the real estate business. These conditions may also limit our revenues and available cash. The rents we expect to receive and the occupancy levels at our properties may decline as a result of adverse changes in conditions in the general economy and the real estate business. If rental revenues and/or occupancy levels decline, we generally would expect to have less cash available to pay indebtedness and for distribution to our stockholders. In addition, some of our major expenses, including mortgage payments, real estate taxes and maintenance costs, generally do not decline when the related rents decline.

It may be difficult to buy and sell our real estate quickly, which may limit our ability to vary our portfolio promptly in response to changes in economic or other conditions.

Real estate investments are relatively difficult to buy and sell quickly. Consequently, we may have limited ability to vary our portfolio promptly in response to changes in economic or other conditions.

We expect to depend on leasing space to tenants on economically favorable terms and collecting rent from tenants, some of whom may not be able to pay.

We expect our financial results to depend significantly on leasing space in our properties to tenants on economically favorable terms. In addition, if a substantial majority of our income comes from renting of real property, our income, funds available to pay indebtedness and funds available for distribution to our stockholders will decrease if a significant number of our tenants cannot pay their rent or if we are not able to maintain occupancy levels on favorable terms. If a tenant does not pay its rent, we may not be able to enforce our rights as landlord without delays and may incur substantial legal costs.

Some of our properties depend on anchor stores or major tenants to attract shoppers and could be adversely affected by the loss of or a store closure by one or more of these tenants.

Regional malls are typically anchored by department stores and other large, nationally recognized tenants. The value of some of the retail properties we acquire could be adversely affected if these tenants fail to comply with their contractual obligations, seek concessions in order to continue operations or cease their operations. Department store and larger store, also referred to as “big box,” consolidations typically result in the closure of existing stores or duplicate or geographically overlapping store locations. We will not control the disposition of those department stores or larger stores nor will we control the vacant space that is not re-leased in those stores. Other tenants may be entitled to modify the terms of their existing leases in the event of such closures. The modification could be unfavorable to us as the lessor and could decrease rents or expense recovery charges. Additionally, major tenant closures may result in decreased customer traffic which could lead to decreased sales at other stores. If the sales of stores operating in our properties were to decline significantly due to closing of anchors, economic conditions or other reasons, tenants may be unable to pay their minimum rents or expense recovery charges. In the event of default by a tenant or anchor store, we may experience delays and costs in enforcing our rights as landlord to recover amounts due to us under the terms of our agreements with those parties.

Our Common Area Maintenance (CAM) contributions may not allow us to recover the majority of our operating expenses from tenants, which may reduce operating cash flow from our properties.

CAM costs typically include allocable energy costs, repairs, maintenance and capital improvements to common areas, janitorial services, administrative, property and liability insurance costs and security costs. We may acquire properties with leases with variable CAM provisions that adjust to reflect inflationary increases or leases with a fixed CAM payment methodology which fixes our tenants’ CAM contributions. With respect to both variable and fixed payment methodologies, the amount of CAM charges we bill to our tenants may not allow us to recover or pass on all these operating expenses to tenants, which may reduce operating cash flow from our properties.

We may incur costs to comply with environmental laws.

We expect our operations and properties to be subject to various federal, state and local laws and regulations concerning the protection of the environment, including air and water quality, hazardous or toxic substances and health and safety. Under some environmental laws, a current or previous owner or operator of real estate may be required to investigate and clean up hazardous or toxic substances released at a property. The owner or operator may also be held liable to a governmental entity or to third parties for property damage or personal injuries and for investigation and clean-up costs incurred by those parties because of the contamination. These laws often impose liability without regard to whether the owner or operator knew of the release of the substances or caused the release. The presence of contamination or the failure to remediate contamination may impair our ability to sell or lease real estate or to borrow using the real estate as collateral. Other laws and regulations govern indoor and outdoor air quality including those that can require the abatement or removal of asbestos-containing materials in the event of damage, demolition, renovation or remodeling and also govern emissions of and exposure to asbestos fibers in the air. The maintenance and removal of lead paint and certain electrical equipment containing polychlorinated biphenyls (PCBs) and underground storage tanks are also regulated by federal and state laws. We also expect to be subject to risks associated with human exposure to chemical or biological contaminants such as molds, pollens, viruses and bacteria which, above certain levels, can be alleged to be connected to allergic or other health effects and symptoms in susceptible individuals. We could incur fines for environmental compliance and be held liable for the costs of remedial action with respect to the foregoing regulated substances or tanks or related claims arising out of environmental contamination or human exposure to contamination at or from our properties. Identification of compliance concerns or undiscovered areas of contamination, changes in the extent or known scope of contamination, discovery of additional sites, human exposure to the contamination or changes in cleanup or compliance requirements could result in significant costs to us.

Our investments in mezzanine loans are generally subject to losses, which may result in losses to us.

We may acquire mezzanine loans, which are loans made to property owners that are secured by pledges of the borrower’s ownership interests, in whole or in part, in entities that directly or indirectly own the real property. The loan to value and last dollar of exposure of the mezzanine loans will not differ greatly from the mortgage loans we acquire, with the key distinction being that the most senior portion of the loan with the least credit risk is owned by a third party lender. In the event a borrower defaults on a loan and lacks sufficient assets to satisfy our loan, we may suffer a loss of principal or interest. In the event a borrower declares bankruptcy, we may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. In addition, mezzanine loans are by their nature structurally subordinated to more senior property level financings. If a borrower defaults on our mezzanine loan or on debt senior to our loan, or in the event of a borrower bankruptcy, our mezzanine loan will be satisfied only after the property level debt and other senior debt is paid in full. Significant losses related to our mezzanine loans would result in operating losses for us and may limit our ability to make distributions to our stockholders.

We may invest in loans to owners of net leased properties and these investments may generate losses.

We may invest in commercial mortgage loans to owners of net leased real estate assets. A net lease requires the tenant to pay, in addition to the fixed rent, some or all of the property expenses that normally would be paid by the property owner. The value of our investments and the income from our investments in loans to owners of net leased properties, if any, will depend upon the ability of the applicable tenant to meet its obligations to maintain the property under the terms of the net lease. If a tenant fails or becomes unable to so maintain a property, the borrower would have difficulty making its required loan payments to us. In addition, under many net leases the owner of the property retains certain obligations with respect to the property, including among other things, the responsibility for maintenance and repair of the property, to provide adequate parking, maintenance of common areas and compliance with other affirmative covenants in the lease. If the borrower were to fail to meet these obligations, the applicable tenant could abate rent or terminate the applicable lease, which may result in a loss of capital invested in, and anticipated profits from, the property to the borrower and the borrower would have difficulty making its required loan payments to us. In addition, the borrower may find it difficult to lease property to new tenants that may have been suited to the particular needs of a former tenant.

We may be subject to “lender liability” claims, which may subject us to significant liability, should a claim of this type arise.

In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. We cannot assure prospective investors that such claims will not arise or that we will not be subject to significant liability if a claim of this type did arise.

A prolonged economic slowdown, a lengthy or severe recession or declining real estate values could impair our assets and harm our operations.

Because we have not yet identified any specific assets, we are not burdened by the losses experienced by certain of our competitors as a result of the current recession and declines in real estate values. Although we will take current economic conditions into account in acquiring our target assets, our long term success depends in part on improving economic conditions and the eventual return of a stable and dependable financing market for retail real estate. If the current economic slowdown persists or worsens after we begin our investment process, our financial condition and results of operations and the value of our common stock will be adversely affected.

Loss of our key personnel could harm our operations and adversely affect the value of our common stock.

We are dependent on the efforts of our key personnel of our senior management team. While we believe that we could find replacements for these key personnel, the loss of their services could harm our operations and adversely affect the value of our common stock.

Risks Related to Financing

Our access to financing may be limited and thus our ability to potentially enhance our returns may be adversely affected.

We intend, when appropriate, to employ prudent amounts of leverage and use debt as a means of providing additional funds for the acquisition of our target assets and the diversification of our portfolio. To the extent market conditions improve and markets stabilize over time, we expect to increase our borrowing levels. We currently do not have any commitments for financing.

Our access to private sources of financing will depend upon a number of factors over which we have little or no control, including:

•	general market conditions;

•	the market’s view of the quality of our assets;

•	the market’s perception of our growth potential;

•	our eligibility to participate in and access capital from programs established by the U.S. government;

•	our current and potential future earnings and cash distributions; and

•	the market price of the shares of our common stock.

The current dislocation and weakness in the capital and credit markets could adversely affect one or more private lenders and could cause one or more private lenders to be unwilling or unable to provide us with financing or to increase the costs of that financing. In addition, if regulatory capital requirements imposed on our private lenders change, they may be required to limit, or increase the cost of, financing they provide to us. In general, this could potentially increase our financing costs and reduce our liquidity or require us to sell assets at an inopportune time or price.

During times when interest rates on mortgage loans are high or financing is otherwise unavailable on a timely basis, we may purchase certain properties for cash with the intention of obtaining a mortgage loan for a portion of the purchase price at a later time. Consequently, depending on market conditions at the relevant time, we may have to rely more heavily on additional equity issuances, which may be dilutive to our stockholders, or on less efficient forms of debt financing that require a larger portion of our cash flow from operations, thereby reducing funds available for our operations, future business opportunities, cash distributions to our stockholders and other purposes. We cannot assure you that we will have access to such equity or debt capital on favorable terms (including, without limitation, cost and term) at the desired times, or at all, which may cause us to curtail our asset acquisition activities and/or dispose of assets, which could negatively affect our results of operations.

Interest rate fluctuations could reduce the income on our investments and increase our financing costs.

Changes in interest rates will affect our operating results as such changes will affect the interest we receive on our floating rate interest bearing investments and the financing cost of our debt, as well as our interest rate swaps that we utilize for hedging purposes. Changes in interest rates may also, in the case of our real estate-related debt investments, affect borrower default rates, which may result in losses for us.

Any credit facilities that we may use to finance our assets may require us to provide additional collateral or pay down debt.

We intend, when appropriate, to use traditional forms of financing, including credit facilities. In the event we utilize such financing arrangements, they would involve the risk that the market value of our assets pledged to the provider of the credit facility may decline in value, in which case the lender may require us to provide additional collateral or to repay all or a portion of the funds advanced. We may not have the funds available to repay our debt at that time, which would likely result in defaults unless we are able to raise the funds from alternative sources, which we may not be able to achieve on favorable terms or at all. Posting additional collateral would reduce our liquidity and limit our ability to leverage our assets. If we cannot meet these requirements, the lender could accelerate our indebtedness, increase the interest rate on advanced funds and terminate our ability to borrow funds from them, which could materially and adversely affect our financial condition and ability to implement our business plan. In addition, in the event that the lender files for bankruptcy or becomes insolvent, our loans may become subject to bankruptcy or insolvency proceedings, thus depriving us, at least temporarily, of the benefit of these assets. Such an event could restrict our access to credit facilities and increase our cost of capital. The providers of credit facilities may also require us to maintain a certain amount of cash or set aside assets sufficient to maintain a specified liquidity position that would allow us to satisfy our collateral obligations. As a result, we may not be able to leverage our assets as fully as we would choose, which could reduce our return on assets. In the event that we are unable to meet these collateral obligations, our financial condition and prospects could deteriorate rapidly. Currently, we have no credit facilities in place, and there can be no assurance that we will be able to utilize such arrangements on favorable terms, or at all.

We expect that certain of our debt instruments may contain covenants that could adversely affect our financial condition and our acquisitions and development activities.

To the extent we use mortgage financing on our properties, we expect that such mortgages will contain customary covenants and provisions that limit our ability to pre-pay such mortgages before their scheduled maturity date or to transfer the underlying property without lender consent. In addition, because a mortgage is secured by a lien on the underlying real property, mortgage defaults subject us to the risk of losing the property through foreclosure. Any unsecured credit facilities, unsecured debt securities and other loans that we may obtain in the future may contain customary restrictions, requirements and other limitations on our ability to incur indebtedness, including covenants that limit our ability to incur debt based upon the level of our ratio of total debt to total assets, our ratio of secured debt to total assets, our ratio of net operating income to our interest expense, and fixed charges, and that require us to maintain a certain level of unencumbered assets to unsecured debt. In addition, failure to comply with these covenants could cause a default under the applicable debt instrument, and we may then be required to repay such debt with capital from other sources. Under those circumstances, other sources of capital may not be available to us, or be available only on unattractive terms. Additionally, our ability to satisfy prospective lenders’ insurance requirements may be adversely affected if lenders generally insist upon greater insurance coverage against certain risks than is available to us in the marketplace or on commercially reasonable terms.

Hedging against interest rate exposure may adversely affect our earnings, which could reduce our cash available for distribution to our stockholders.

Subject to maintaining our qualification as a REIT, we intend to pursue various hedging strategies to seek to reduce our exposure to adverse changes in interest rates. Our hedging activity will vary in scope based on the level and volatility of interest rates, the type of assets held and other changing market conditions. Interest rate hedging may fail to protect or could adversely affect us because, among other things:

•	interest rate hedging can be expensive, particularly during periods of rising and volatile interest rates;

•	available interest rate hedges may not correspond directly with the interest rate risk for which protection is sought;

•	due to a credit loss, the duration of the hedge may not match the duration of the related liability;

•

the amount of income that a REIT may earn from hedging transactions (other than hedging transactions that satisfy certain requirements of the Code or that are done through certain taxable REIT subsidiaries (“TRSs”)) to offset interest rate losses is limited by U.S. federal income tax provisions governing REITs;

•	the credit quality of the hedging counterparty owing money on the hedge may be downgraded to such an extent that it impairs our ability to sell or assign our side of the hedging transaction; and

•	the hedging counterparty owing money in the hedging transaction may default on its obligation to pay.

In addition, we may fail to recalculate, readjust and execute hedges in an efficient manner.

Any hedging activity in which we engage may materially and adversely affect our results of operations and cash flows. Therefore, while we may enter into such transactions seeking to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions or liabilities being hedged may vary materially. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio positions or liabilities being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.

We may fail to qualify for hedge accounting treatment. If we fail to qualify for hedge accounting treatment, our operating results may suffer because losses on the derivatives that we enter into may not be offset by a change in the fair value of the related hedged transaction or item.

We intend to record derivative and hedging transactions in accordance with Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” or SFAS 133. Under these standards, we may fail to qualify for hedge accounting treatment for a number of reasons, including if we use instruments that do not meet the SFAS 133 definition of a derivative (such as short sales), we fail to satisfy SFAS 133 hedge documentation and hedge effectiveness assessment requirements or our instruments are not highly effective. If we fail to qualify for hedge accounting treatment, our operating results may suffer because losses on the derivatives that we enter into may not be offset by a change in the fair value of the related hedged transaction or item.

Risks Related to Our Organization and Structure

We will depend on dividends and distributions from our direct and indirect subsidiaries. The creditors and preferred security holders of these subsidiaries, if any, are entitled to amounts payable to them by the subsidiaries before the subsidiaries may pay any dividends or distributions to us.

Substantially all of our assets will be held through our operating partnership that will hold substantially all of its properties and assets through subsidiaries. The operating partnership’s cash flow will be dependent on cash distributions to it by its subsidiaries, and in turn, substantially all of our cash flow is dependent on cash distributions to us by the operating partnership. The future creditors of each of our direct and indirect subsidiaries are entitled to payment of that subsidiary’s obligations to them, when due and payable, before distributions may be made by that subsidiary to its equity holders. Thus, the operating partnership’s ability to make distributions to us and therefore our ability to make distributions to our stockholders will depend on its subsidiaries’ ability first to satisfy their obligations to creditors and then to make distributions to the operating partnership.

In addition, our participation in any distribution of the assets of any of our direct or indirect subsidiaries upon the liquidation, reorganization or insolvency, is only after the claims of the creditors, including trade creditors, are satisfied.

The authorized but unissued shares of preferred stock and the ownership limitations contained in our charter may prevent a change in control.

Our charter authorizes us to issue additional authorized but unissued shares of preferred stock. In addition, our board of directors, without stockholder approval, has the authority to issue and classify or reclassify any preferred stock and set the terms of the classified or reclassified shares. As a result, our board may establish a series of shares of preferred stock that could delay or prevent a transaction or a change in control that might involve a premium price for shares of our common stock or otherwise be in the best interests of our stockholders.

In addition, following completion of the transactions contemplated by the Framework Agreement, our charter will contain restrictions limiting the ownership and transfer of shares of our common stock and other outstanding shares of capital stock. The relevant sections of our charter will provide that, subject to certain exceptions described below, ownership of shares of our common stock by any person is limited to 9.8% by value or by number of shares, whichever is more restrictive, of our outstanding shares of common stock (the common share ownership limit), and no more than 9.8% by value or number of shares, whichever is more restrictive, of our outstanding capital stock (the aggregate share ownership limit). The common share ownership limit and the aggregate share ownership limit are collectively referred to herein as the “ownership limits.” These provisions will restrict the ability of persons to purchase shares in excess of the relevant ownership limits.

Our rights and your rights to take action against our directors and officers are limited, which could limit your recourse in the event of actions not in your best interests.

Our charter obligates us to indemnify our present and former directors and officers for actions taken by them in those capacities to the maximum extent permitted by Delaware law. Our bylaws require us to indemnify each present or former director or officer, to the maximum extent permitted by Delaware law, who is made, or threatened to be made, a party to any proceeding because of his or her service to us. In addition, we may be obligated to fund the defense costs incurred by our directors and officers.

U.S. Federal Income Tax Risks

Our failure to qualify as a REIT would subject us to U.S. federal income tax and potentially increased state and local taxes, which would reduce the amount of cash available for distribution to our stockholders.

We intend to operate in a manner that will enable us to qualify as a REIT for U.S. federal income tax purposes, commencing with our taxable year ending December 31, 2010. We have not requested and do not intend to request a ruling from the Internal Revenue Service (the “IRS”) that we will qualify as a REIT. The U.S. federal income tax laws governing REITs are complex. The complexity of these provisions and of the applicable U.S. Treasury Department regulations that have been promulgated under the Code (“Treasury Regulations”) is greater in the case of a REIT that holds assets through a partnership, as we may at some point in the future, and judicial and administrative interpretations of the U.S. federal income tax laws governing REIT qualification are limited. To qualify as a REIT, we must meet, on an ongoing basis, various tests regarding the nature of our assets and our income, the ownership of our outstanding shares, and the amount of our distributions. Moreover, new legislation, court decisions or administrative guidance, in each case possibly with retroactive effect, may make it more difficult or impossible for us to qualify as a REIT. In addition, in order for us to qualify as a REIT for our taxable year ending December 31, 2010, we will be required to have 75% of our total assets invested in qualifying REIT real estate assets, cash, cash items and government securities by March 31, 2010. No assurance can be given that we will be able to invest the funds to be released to us from the trust account upon the approval of the transactions governed by the Framework Agreement in such qualifying assets prior to such date. Thus, while we intend to operate so that we will qualify as a REIT, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations, and the possibility of future changes in our circumstances, no assurance can be given that we will so qualify for any particular year.

If we fail to qualify as a REIT in any taxable year, and do not qualify for certain statutory relief provisions, we would be required to pay U.S. federal income tax on our taxable income, and distributions to our stockholders would not be deductible by us in determining our taxable income. In such a case, we might need to borrow money or sell assets in order to pay our taxes. Our payment of income tax would decrease the amount of our income available for distribution to our stockholders. Furthermore, if we fail to maintain our qualification as a REIT, we no longer would be required to distribute substantially all of our net taxable income to our stockholders. In addition, unless we were eligible for certain statutory relief provisions, we could not re-elect to qualify as a REIT until the fifth calendar year following the year in which we failed to qualify.

Complying with REIT requirements may cause us to forego otherwise attractive investment opportunities or financing or hedging strategies.

To qualify as a REIT, we must ensure that we meet the REIT 75% and 95% gross income tests annually and that at the end of each calendar quarter, at least 75% of the value of our assets consists of cash, cash items, government securities and qualified REIT real estate assets, including certain mortgage loans and certain kinds of mortgage-backed securities. The remainder of our investment in securities (other than government securities and qualified real estate assets) generally cannot include more than 10% of the outstanding voting securities of any one issuer or more than 10% of the total value of the outstanding securities of any one issuer. In addition, in general, no more than 5% of the value of our total assets (other than government securities and qualified real estate assets) can consist of the securities of any one issuer, and no more than 25% of the value of our total securities can be represented by securities of one or more TRSs. See “U.S. Federal Income Tax Considerations—Requirements for Qualification—General.” If we fail to comply with these asset test requirements at the end of any calendar quarter, we must correct the failure within 30 days after the end of the calendar quarter or qualify for certain statutory relief provisions to avoid losing our REIT qualification and suffering adverse tax consequences.

To meet these tests, we may be required to forego investments we might otherwise make. We may be required to make distributions to stockholders at disadvantageous times or when we do not have funds readily available for distribution, and may be unable to pursue investments that would be otherwise advantageous to us in order to satisfy the source of income or asset diversification requirements for qualifying as a REIT. Furthermore, we may be required to liquidate from our portfolio otherwise attractive investments. These actions could have the effect of reducing our income and amounts available for distribution to our stockholders. Thus, compliance with the REIT requirements may hinder our investment performance.

Our proposed charter amendments provide that we may require stockholders to redeem shares of our stock even if the stockholders did not attempt to transfer or acquire our shares, and therefore we may have the right to redeem some of your shares as a result of circumstances beyond your control.

In order for us to qualify as a REIT for each taxable year after 2010, no more than 50% in value of our outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals during the last half of any calendar year. “Individuals” for this purpose include natural persons, private foundations, some employee benefit plans and trusts and some charitable trusts. In addition our stock must be beneficially owned by at least 100 persons during at least 335 days of each taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months, after 2010. We are proposing to add certain provisions to our charter imposing ownership limitations and transfer restrictions on our stock that are intended to assist us in satisfying these requirements. See “The Secondary Charter Proposals.”

Under the Secondary Charter Proposals, if a stockholder attempts to transfer shares of our stock that would cause any person to exceed certain ownership limits, then the shares that would cause such person to exceed the ownership limits may be automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations, if the person voted in favor of the stock transfer restrictions contained in our charter amendments, or we may redeem such shares, if the person did not vote in favor of the stock transfer restrictions contained in our charter amendments. Because such a redemption would increase our other stockholders’ percentage ownership of our stock, it is possible that one or more of such other stockholders’ proportionate ownership of our stock will increase above the applicable ownership limits as a result of this redemption. As a result, the portion of such other stockholders’ stock that exceeds the applicable ownership limits would be either automatically transferred to a trust or redeemed by us, as described above, depending on whether such stockholders voted in favor of the stock transfer restrictions contained in our proposed charter amendments.

The stock transfer restrictions in our proposed charter amendments may not be effective as to all stockholders, and our stockholders could approve the Initial Charter Proposal and the Framework Transactions Proposal but not the Secondary Charter Proposals, either of which could adversely affect our ability to qualify as a REIT.

Under Delaware law, a transfer restriction on a security of a corporation is not binding on the holder thereof unless the holder voted in favor of the restriction. Unless each of our stockholders votes in favor of the stock transfer restrictions contained in our proposed charter amendments, the transfer restrictions will not be effective against any stockholder that did not affirmatively approve the transfer restrictions or any transferee of such stockholder. Accordingly, despite certain transfer restrictions in our charter, a transfer of shares of our stock could result in our stock being beneficially owned by less than 100 persons and loss of our REIT qualification. We intend to monitor the beneficial owners of our stock to ensure that our stock is at all times beneficially owned by more than 100 persons, but no assurance can be given that we will be successful in this regard.

In addition, it is possible that our stockholders could approve the Initial Charter Proposal and the Framework Transactions Proposals but not the Secondary Charter Proposals. In that case, because our charter would not contain the proposed restrictions on ownership and transfer of our stock that are intended to assist us in complying with the REIT ownership requirements that our shares be beneficially owned by 100 persons for 335 days during a taxable year of 12 months and that no 5 individuals own 50% (by value) of our outstanding shares at any time during the last half of a taxable year, we may not be able to ensure our compliance with such REIT ownership requirements. Because such REIT ownership requirements do not apply during the first taxable year that we elect to qualify as a REIT, the failure of our stockholders to approve the Secondary Charter Proposals would not impact our ability to qualify as a REIT in 2010. However, we could fail to qualify as a REIT in 2011 or subsequent taxable years if more than 50% of our outstanding shares (by value) is owned by 5 individuals during any applicable period after June 30, 2011, or if our shares are beneficially owned by less than 100 persons during any applicable period after January 30, 2011.

Failure to make required distributions would subject us to tax, which would reduce the cash available for distribution to our stockholders.

In order to qualify as a REIT, we must distribute to our stockholders, each calendar year, at least 90% of our REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain. To the extent that we satisfy the 90% distribution requirement, but distribute less than 100% of our taxable income, we are subject to U.S. federal corporate income tax on our undistributed income. In addition, we will incur a 4% nondeductible excise tax on the amount, if any, by which our distributions in any calendar year are less than a minimum amount specified under U.S. federal income tax laws. We intend to distribute our net income to our stockholders in a manner intended to satisfy the REIT 90% distribution requirement and to avoid the 4% nondeductible excise tax.

Our taxable income may exceed our net income as determined by the U.S. generally accepted accounting principles (“GAAP”) because, for example, realized capital losses will be deducted in determining our GAAP net income, but may not be deductible in computing our taxable income. In addition, we may invest in assets that generate taxable income in excess of economic income or in advance of the corresponding cash flow from the assets. For example, we may be required to accrue interest income on mortgage loans or other types of debt securities or interests in debt securities before we receive any payments of interest or principal on such assets. Similarly, some of the debt securities that we acquire may have been issued with original issue discount. We will be required to report such original issue discount based on a constant yield method. As a result of the foregoing, we may generate less cash flow than taxable income in a particular year. To the extent that we generate such non-cash taxable income in a taxable year, we may incur corporate income tax and the 4% nondeductible excise tax on that income if we do not distribute such income to stockholders in that year. In that event, we may be required to use cash reserves, incur debt or liquidate assets at rates or times that we regard as unfavorable or make a taxable distribution of our shares in order to satisfy the REIT 90% distribution requirement and to avoid U.S. federal corporate income tax and the 4% nondeductible excise tax in that year.

To maintain our REIT qualification, we may be forced to borrow funds during unfavorable market conditions.

To qualify as a REIT, we generally must distribute to our stockholders at least 90% of the our net taxable income each year, excluding net capital gains, and we will be subject to regular corporate income taxes to the extent that we distribute less than 100% of our net taxable income each year. In addition, we will be subject to a 4% nondeductible excise tax on the amount, if any, by which distributions paid by us in any calendar year are less than the sum of 85% of our ordinary income, 95% of our capital gain net income and 100% of our undistributed income from prior years. In order to qualify as a REIT and avoid the payment of income and excise taxes, we may need to borrow funds on a short-term basis, or possibly on a long-term basis, to meet the REIT distribution requirements even if the then prevailing market conditions are not favorable for these borrowings. These borrowing needs could result from, among other things, a difference in timing between the actual receipt of cash and inclusion of income for U.S. federal income tax purposes, the effect of non-deductible capital expenditures, the creation of reserves or required debt amortization payments.

Even if we qualify as a REIT, we may be required to pay certain taxes.

Even if we qualify for taxation as a REIT, we may be subject to certain U.S. federal, state and local taxes on our income and assets, including taxes on any undistributed income, tax on income from some activities conducted as a result of a foreclosure and state or local income, franchise, property and transfer taxes, including mortgage recording taxes. In addition, we may hold some of our assets through taxable subsidiary corporations, including any TRSs. Any TRSs or other taxable corporations in which we own an interest will be subject to U.S. federal, state and local corporate taxes. Payment of these taxes generally would reduce our cash flow and the amount available to distribute to our stockholders. See “U.S. Federal Income Tax Considerations—Taxation of the Company Following the REIT Election—Taxation of REITs in General.”

We may choose to pay dividends in our own stock, in which case you may be required to pay income taxes in excess of the cash dividends you receive.

We may distribute taxable dividends that are payable in cash and shares of our common stock at the election of each stockholder. Under IRS Revenue Procedure 2009-15, up to 90% of any such taxable dividend for 2009 could be payable in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. For more information on the tax consequences of distributions with respect to our common stock, see “U.S. Federal Income Tax Considerations—Taxation of Stockholders—Taxation of Taxable U.S. Stockholders” and “U.S. Federal Income Tax Considerations—Requirements for Qualification—General—Annual Distribution Requirements.” Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, such sales may put downward pressure on the trading price of our common stock.

Further, while Revenue Procedure 2009-15 applies only to taxable dividends payable in cash or stock in 2009, it is unclear whether and to what extent we will be able to pay taxable dividends in cash and stock in later years. Moreover, various aspects of such a taxable cash/stock dividend are uncertain and have not yet been addressed by the IRS. No assurance can be given that the IRS will not impose additional requirements in the future with respect to taxable cash/stock dividends, including on a retroactive basis, or assert that the requirements for such taxable cash/stock dividends have not been met.

Dividends payable by REITs generally do not qualify for the reduced tax rates on dividend income from regular corporations, which could adversely affect the value of our shares or warrants.

The maximum U.S. federal income tax rate for certain qualified dividends payable to domestic stockholders that are individuals, trusts and estates is 15% (through 2010). Dividends payable by REITs, however, are generally not eligible for the reduced rates and therefore may be subject to a 35% maximum U.S. federal income tax rate on ordinary income. Although the reduced U.S. federal income tax rate applicable to dividend income from regular corporate dividends does not adversely affect the taxation of REITs or dividends paid by REITs, the more favorable rates applicable to regular corporate dividends could cause investors who are individuals, trusts and estates to perceive investments in REITs to be relatively less attractive than investments in the stocks of non-REIT corporations that pay dividends, which could adversely affect the value of the shares of REITs, including our shares.

We may be subject to adverse legislative or regulatory tax changes that could reduce the market price of our shares of common stock or warrants.

At any time, the U.S. federal income tax laws or regulations governing REITs or the administrative interpretations of those laws or regulations may be changed, possibly with retroactive effect. We cannot predict if or when any new U.S. federal income tax law, regulation or administrative interpretation, or any amendment to any existing U.S. federal income tax law, regulation or administrative interpretation, will be adopted, promulgated or become effective or whether any such law, regulation or interpretation may take effect retroactively. We and our stockholders or warrantholders could be adversely affected by any such change in, or any new, U.S. federal income tax law, regulation or administrative interpretation.

The failure of a mezzanine loan to qualify as a real estate asset would adversely affect our ability to qualify as a REIT.

We may acquire mezzanine loans, which are loans secured by equity interests in a partnership or limited liability company that directly or indirectly owns real property. In Revenue Procedure 2003-65, the IRS provided a safe harbor pursuant to which a mezzanine loan, if it meets each of the requirements contained in the Revenue Procedure, will be treated by the IRS as a real estate asset for purposes of the REIT asset tests, and interest derived from the mezzanine loan will be treated as qualifying mortgage interest for purposes of the REIT 75% gross income test. Although the Revenue Procedure provides a safe harbor on which taxpayers may rely, it does not prescribe rules of substantive tax law. We may acquire mezzanine loans that do not meet all of the requirements for reliance on this safe harbor. In the event we own a mezzanine loan that does not meet the safe harbor, the IRS could challenge such loan’s treatment as a real estate asset for purposes of the REIT asset and the interest generated by such a loan as qualifying income for purposes of the REIT income tests, and if such a challenge were sustained, we could fail to qualify as a REIT.

There may be uncertainties relating to the estimate of our Special Distribution, which could result in our failing to qualify as a REIT.

In order to qualify as a REIT for our taxable year ending December 31, 2010, we will be required to distribute to our stockholders all of our accumulated non-REIT tax earnings and profits, or E&P, prior to the end of such taxable year. Failure to make the Special Distribution before December 31, 2010 would result in our disqualification as a REIT. The determination of the amount to be distributed in the Special Distribution is a complex factual and legal determination. We may have less than complete information at the time we undertake our analysis or may interpret the applicable law differently than the IRS. We currently believe and intend that our Special Distribution will equal the amount required to be distributed in order to satisfy the requirements relating to the distribution of E&P. There are, however, uncertainties relating to the determination of our Special Distribution, including the possibility that the IRS could successfully assert that our taxable income should be increased, which would increase our E&P. Thus, we might fail to satisfy the requirement that we distribute all of our E&P by the close of our first taxable year as a REIT. Moreover, although there are procedures available to cure a failure to distribute all of our E&P, we cannot now determine whether we will be able to take advantage of them or the economic impact on us of doing them.

We could have potential deferred tax liabilities, which could delay or impede future sales of certain of our properties.

Under the Treasury Regulations, if, during the ten-year period beginning on the first day of the first taxable year for which we qualify as a REIT, which is expected to be January 1, 2010, we recognize gain on the disposition of any property that we held as of that date, then, to the extent of the excess of (i) the fair market value of such property as of that date over (ii) our adjusted income tax basis in such property as of that date, we will be required to pay a corporate level U.S. federal income tax on this gain at the highest regular corporate tax rate. Depending on the timing of our investments and the amount of any appreciation of such investments prior to January 1, 2010, there can be no assurance that a disposition triggering such gain will not occur and, if applicable, these Treasury Regulations could limit, delay or impede sales of our properties acquired prior to January 1, 2010.

Your investment has various tax risks.

Although the provisions of the Code generally relevant to an investment in our shares of common stock are described in “U.S. Federal Income Tax Considerations,” we urge you to consult your tax advisor concerning the effects of U.S. federal, state, local and foreign tax laws to you with regard to an investment in our shares of common stock.

Risks Related to the Transactions Contemplated by the Framework Agreement and Our Securities Following the Transactions Contemplated by the Framework Agreement

The Framework Transactions do not involve the acquisition by us of one or more operating businesses or assets and we are not furnishing audited historical financial statements of any target assets or business which has the effect of increasing the uncertainty, and thus the risk, of owning shares of our common stock.

The Framework Transactions do not involve the acquisition by us of one or more operating businesses or assets through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination. In addition, we stated in our IPO prospectus that in connection with seeking stockholder approval of an initial business combination, we would furnish our stockholders with proxy materials that would include audited historical financial statements of the target business. Because we have not yet identified specific real properties for purchase, we are not including in this proxy statement audited financial statements relating to any of our target assets. As a result, you will not be able to evaluate the financial condition of any assets or operating businesses based on audited financial information prior to making your voting decision on any of the proposals set forth in this proxy statement. In addition, we have not yet identified any specific real estate investments for our proposed business following the completion of the Framework Transactions and, therefore, you will be unable to evaluate the allocation of the funds in our trust account or the economic merits of our investments prior to making a voting decision on any of the proposals set forth in this proxy statement. In addition, we may use the funds from our trust account to make investments with which you may not agree. These factors will increase the uncertainty, and thus the risk, of owning shares of our common stock. The failure of our management to apply the funds in our trust account to find suitable investments in a timely manner or on acceptable terms could result in returns that are substantially below expectations or result in losses, which could have a material adverse effect on our business, financial condition, results of operations and our ability to make distributions to our stockholders.

If we are unable to effect a business combination and are forced to liquidate, our warrants will expire worthless.

If we do not complete an initial “Business Combination” (as then defined in our charter) by October 23, 2009, our charter provides that our corporate existence will automatically terminate and we will distribute to all holders of shares of our common stock, in proportion to the number of shares of our common stock held by them, an aggregate sum equal to the amount in the trust account, inclusive of any interest, plus any remaining net assets. In such event, there will be no distribution with respect to our outstanding warrants. Accordingly, the warrants will expire worthless.

NRDC Capital Management and each of our executive officers are liable to ensure that proceeds of the trust account are not reduced by vendor claims in the event the transactions contemplated by the Framework Agreement are not consummated. Such liability may have influenced their decision to approve such transactions.

If we liquidate the trust account, NRDC Capital Management and each of our executive officers has agreed that they will be personally liable on a joint and several basis to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. Neither we nor NRDC Capital Management or any of our executive officers has any reason to believe that NRDC Capital Management or any of our executive officers will not be able to fulfill their indemnity obligations to us if required to do so.

Additionally, if we are required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, NRDC Capital Management has agreed to advance us the funds necessary to pay such costs and complete such liquidation (currently anticipated to be between $15,000 and $25,000) and not to seek repayment for such expenses. If we consummate the transactions contemplated by the Framework Agreement, NRDC Capital Management or any of our executive officers will no longer be responsible for such expenses.

These personal obligations may have influenced our executive officers’ decision to approve the transactions contemplated by the Framework Agreement. In considering the recommendations of our board of directors to vote for the proposals, you should consider these interests.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.

Our charter provides that we will continue in existence only until October 23, 2009. If we have not completed a “Business Combination” by such date and amended this provision in connection thereto, pursuant to the Delaware General Corporation Law (“DGCL”), our corporate existence will cease except for the purposes of winding up our affairs and liquidating. Under Sections 280 through 282 of the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. As of September 24, 2009, the liabilities our stockholders may be liable for total approximately $2.59 million. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to make liquidating distributions to our stockholders as soon as reasonably possible after October 23, 2009 and, therefore, we do not intend to comply with those procedures.

Because we will not be complying with those procedures, it is required, pursuant to Section 281 of the DGCL, to adopt a plan that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against us within the subsequent 10 years. Accordingly, we would be required to provide for any creditors known to us at that time or those that we believe could be potentially brought against us within the subsequent 10 years prior to distributing the funds held in the trust to stockholders. We cannot make any assurance as to when such plan will be completed and when liquidation distributions will be made. As a result, liquidation distributions could take up to 60 days or more to be completed. Furthermore, we cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such date. Accordingly, there can be no assurance that third parties will not seek to recover from our stockholders amounts owed to them by us.

If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, because we intend to distribute the proceeds held in the trust account to our stockholders promptly after October 23, 2009 if we have not completed a “Business Combination” (as then defined in our charter) by such date, this may be viewed or interpreted as giving preference to our public stockholders over any potential creditors with respect to access to or distributions from our assets. Furthermore, our board may be viewed as having breached their fiduciary duties to our creditors and/or may have acted in bad faith; thereby exposing itself and us to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors. There can be no assurance that claims will not be brought against us for these reasons.

Future issuances and sales of shares of our common stock and preferred stock may depress the market price of our common stock or warrants or have adverse consequences for our stockholders or warrantholders.

Our 2009 Equity Incentive Plan provides for grants of restricted common stock and other equity-based awards. We anticipate that our new directors other than Mr. Tanz will each receive 25,000 shares of our stock following consummation of the transactions contemplated by the Framework Agreement.

We cannot predict the effect, if any, of future sales of our common stock or preferred stock, or the availability of shares for future sales, on the market price of our common stock or warrants. Sales of substantial amounts of common stock or the perception that such sales could occur may adversely affect the prevailing market price for our common stock or warrants.

Also, we may issue additional common shares or preferred shares in subsequent public offerings or private placements. We are not required to offer any such shares to existing stockholders on a preemptive basis. Therefore, it may not be possible for existing stockholders to participate in such future share issuances, which may dilute the existing stockholders’ interest.

We have not established a minimum distribution payment level and we cannot assure you of our ability to pay distributions in the future.

We intend to pay quarterly distributions and to make distributions to our stockholders in an amount such that we distribute all or substantially all of our REIT taxable income in each year, subject to certain adjustments. We have not established a minimum distribution payment level and our ability to pay distributions may be adversely affected by a number of factors, including the risk factors described in this proxy statement. All distributions will be made, subject to Delaware law, at the discretion of our board of directors and will depend on our earnings, our financial condition, any debt covenants, maintenance of our REIT qualification and other factors as our board of directors may deem relevant from time to time. We believe that a change in any one of the following factors could adversely affect our results of operations and impair our ability to pay distributions to our stockholders:

•	the profitability of the assets acquired with the funds to be released from the trust account upon consummation of the transactions contemplated by the Framework Agreement;

•	our ability to make profitable acquisitions;

•	margin calls or other expenses that reduce our cash flow;

•	defaults in our asset portfolio or decreases in the value of our portfolio; and

•	the fact that anticipated operating expense levels may not prove accurate, as actual results may vary from estimates.

We cannot assure you that we will achieve results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions in the future. In addition, some of our distributions may include a return in capital.

Your ability to exercise your warrants may be limited by the ownership limits contained in our proposed warrant amendments and charter amendments.

Your ability to exercise your warrants may be limited by the ownership limits contained in our proposed warrant amendments and proposed charter amendments. In particular, to assist us in qualifying as a REIT, ownership of shares of our common stock by any person is limited under the charter, with certain exceptions, to 9.8% by value or by number of shares, whichever is more restrictive, of our outstanding shares of common stock and no more than 9.8% by value or by number of shares, whichever is more restrictive, of our outstanding capital stock. Moreover, assuming the Warrant Amendment Proposals are approved, the terms of the warrants will limit a holder’s ability to exercise warrants to ensure that such holder’s Beneficial Ownership or Constructive Ownership, each as defined in our proposed charter amendments, does not exceed the restrictions contained in our proposed charter amendments limiting the ownership of shares of our common stock. In addition, our proposed charter amendments contains various other restrictions limiting the ownership and transfer of our common stock. As a result, you may not be able to exercise your warrants if such exercise would cause you to own shares of our common stock in excess of these ownership limits.

You will not be able to exercise your warrants if an effective registration statement is not in place when you desire to do so.

No warrant will be exercisable and we will not be obligated to issue shares of common stock unless, at the time a holder seeks to exercise such warrant, a prospectus relating to the common stock issuable upon exercise of the warrant is current. Under the terms of the Warrant Agreement, dated as of October 17, 2009, between us and Continental Stock Transfer and Trust Company (the “Warrant Agreement”), we are required to use our best efforts to meet these conditions and to maintain a current prospectus relating to the shares of common stock issuable upon exercise of the warrants until the expiration of the warrants. However, there can be no assurance that we will be able to do so, and if we do not maintain a current prospectus related to the shares of common stock issuable upon exercise of the warrants, holders will be unable to exercise their warrants. Additionally, we will have no obligation to settle the warrants for cash or “net cash settle” any warrant exercise. Accordingly, if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.

Our stock or warrant price could fluctuate and could cause you to lose a significant part of your investment.

Following consummation of the transactions under the Framework Agreement, the market price of our securities may be influenced by many factors, some of which are beyond our control, including those described above and the following:

•	changes in financial estimates by analysts;

•	fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

•	general economic conditions;

•	changes in market valuations of similar companies;

•	terrorist acts;

•	changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

•	future sales of our common stock;

•	regulatory developments in the United States, foreign countries or both;

•	litigation involving us, our subsidiaries or our general industry; and

•	additions or departures of key personnel.

The NYSE Amex may delist our securities from quotation on its exchange, which could limit stockholders’ ability to make transactions in our securities and subject us to additional trading restrictions. In addition, there can be no assurance that we will be able to list our common stock on the NASDAQ.

Our common stock and our warrants are currently listed on the NYSE Amex, a national securities exchange. We are currently in discussions with the NYSE Amex regarding the continued listing of our common stock as well as concurrently reviewing the merits of transferring listing of such stock to the NASDAQ. It is unclear whether we will meet the minimum number of holders requirement for continued listing on the NYSE Amex and as a result, the NYSE Amex may delist our securities from trading on its exchange, which could limit stockholders’ ability to make transactions in our securities. In addition, there can be no assurance that we will be able to list our common stock on the NASDAQ. If the NYSE Amex delists our securities from trading on its exchange and we are unable to list our common stock on the NASDAQ, we could face significant material adverse consequences, including: a limited availability of market quotations for our securities; a reduced liquidity with respect to our securities; a limited amount of news and analyst coverage for the company; and a decreased ability to issue additional securities or obtain additional financing in the future.

Our current directors and executive officers own warrants that will be worthless if the transactions contemplated by the Framework Agreement are not approved. Such interests may have influenced their decision to approve the transactions contemplated by the Framework Agreement.

NRDC Capital Management, an entity owned and controlled by our executive officers, beneficially owns 8,000,000 warrants they purchased in a private placement that occurred prior to our IPO. If the transactions contemplated by the Framework Agreement are not approved and we do not consummate a “Business Combination” (as defined in our current charter) by October 23, 2009 and are forced to liquidate, such warrants held by such persons will be worthless. As of September 24, 2009, the record date for the special meeting, NRDC Capital Management held $8,160,000 in warrants (based on a market price of $1.02). Our independent directors also own shares of our common stock they acquired prior to the IPO. If the transactions contemplated by the Framework Agreement are not approved and we do not consummate a “Business Combination” by October 23, 2009 and are forced to liquidate, such shares will be worthless. See the sections entitled “The Framework Agreement—Closing of the Transactions Contemplated by the Framework Agreement” and “The Framework Transactions Proposals—Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals.”

These financial interests of our executive officers may have influenced their decision to approve the transactions contemplated by the Framework Agreement. In considering the recommendations of our board of directors to vote for the proposals, you should consider these interests.

If we are unable to complete the transactions contemplated by the Framework Agreement (assuming the Initial Charter Proposal is approved) or a “Business Combination” by October 23, 2009, our charter provides that our corporate existence will automatically terminate and we will liquidate. In such event, third parties may bring claims against us and, as a result, the proceeds held in trust could be reduced and the per-share liquidation price received by stockholders could be less than $9.82 per share, our estimated per share liquidation price as of September 24, 2009, assuming no indemnification of expenses by certain of our Founder Stockholders.

We must complete the transactions contemplated by the Framework Agreement (assuming the Initial Charter Proposal is approved) or a “Business Combination” by October 23, 2009, when, pursuant to our charter, our corporate existence will terminate and we will be required to liquidate. In such event, third parties may bring claims against us. Although we have obtained waiver agreements from certain vendors and service providers, and from the prospective target businesses with which we have negotiated, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will not seek recourse against the trust account notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of our public stockholders. Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us, which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy or other claims deplete the trust account, there can be no assurance that we will be able to return to our public stockholders at least $9.82 per share, our estimated per share liquidation price as of September 24, 2009. Please see the table on page 94 detailing the derivation of the liquidation price.

Persons who purchased in the IPO may have rights to rescind their purchases or assert a claim for damages therefor against us and our directors and officers.

In the prospectus issued by us in our IPO we (i) disclosed that we were required to complete a “Business Combination” (as defined in our current charter and as used in our IPO prospectus) in which we acquired one or more assets or control of one or more operating businesses having a fair market value equal to at least 80% of our trust account balance (as determined in accordance with the requirements of our charter), (ii) did not disclose that funds in the trust account might be used to purchase IPO Shares from holders thereof who have indicated their intention to vote against the Framework Transactions Sub-Proposal 1 and convert their shares into cash and (iii) stated that specific provisions in our charter may not be amended prior to the consummation of an initial “Business Combination” except by the unanimous consent of our stockholder but that we had been advised that such provision limiting its ability to amend its charter may not be enforceable under Delaware law. Accordingly, if the transactions contemplated by the Framework Agreement are consummated, each person who purchased IPO Shares in the IPO and still held such shares upon learning of these facts may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his, her or its securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security).

Such claims may entitle stockholders asserting them to as much as $10.00 or more per share, based on the initial offering price of the IPO units comprised of stock and warrants, less any amount received from sale of the original warrants purchased with them, plus interest from the date of our IPO (which, in the case of holders of IPO Shares, may be more than the pro rata share of the trust account to which they are entitled on conversion or liquidation).

OUR BUSINESS FOLLOWING THE CONSUMMATION OF THE FRAMEWORK
TRANSACTIONS

Overview

Following the consummation of the transactions contemplated by the Framework Agreement, we plan to continue our business as a REIT that expects to invest in, acquire, own, lease, reposition and manage a diverse portfolio of necessity-based retail properties, including, primarily, well located community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. We may also acquire other retail properties, including power centers, regional malls, lifestyle centers and single-tenant retail locations, that are leased to national, regional and local tenants. We will target properties strategically situated in densely populated, middle and upper income markets in the eastern and western regions of the U.S. In addition, we may supplement our direct purchases of retail properties with first mortgages or second mortgages, mezzanine loans, bridge or other loans and debt investments related to retail properties, which we refer to collectively as “real estate-related debt investments,” in each case provided that the underlying real estate meets our criteria for direct investment. Our primary focus with respect to real estate-related debt investments is to capitalize on the opportunity to acquire control positions that will enable us to obtain the asset should a default occur. We refer to the properties and investments we will target as our target assets.

We believe that the current market environment presents an extraordinary opportunity to acquire retail properties at compelling yields and at values substantially below their replacement cost, offering us the potential to achieve attractive risk adjusted returns for our stockholders over time primarily through dividends and secondarily through capital appreciation. As discussed under “—The Market Opportunity” below, the U.S. real estate market in general and the retail property sector in particular is currently experiencing significant weakness driven by a combination of declining rents, rising vacancies, falling property values and sharply reduced capital availability. Consumers are spending less, many tenants are credit impaired, rents are in decline, capitalization rates are expanding and transaction volume is down significantly. Our view is that necessity-based retail properties will fare better than other types of retail real estate as consumers will continue to spend on necessity items while cutting back on luxury and other non-essential purchases.

In addition, since the onset of the “credit crisis” in mid-2007, the number of banks advancing new loans against U.S. retail properties has fallen substantially and that decline, together with a tightening of lending policies, has resulted in a significant contraction in the amount of debt available to fund refinancings, acquisitions, developments and other commercial real estate investments. Our perception is that, in the current capital constrained environment, many retail property owners are severely limited in their ability to repay maturing debt and to deploy capital needed for tenant improvements and other non-recurring capital expenditures, which is restricting their ability to retain existing and attract new tenants. Against this market background, we believe that prospects for negotiating attractive acquisitions of our target assets at compelling prices should be significant for companies, like us, with readily available resources. There can be no assurance, however, that the continuation of disruptions in the financial markets and deteriorating economic conditions will not impact certain of the retail properties we may acquire and such properties could experience higher levels of vacancy than anticipated at the time of our acquisition of such properties. See “Risk Factors—Risks Related to Our Assets—Increasing vacancy rates for retail property assets resulting from recent disruptions in the financial markets and deteriorating economic conditions could adversely affect the value of the retail property assets we acquire.”

We believe our management team’s extensive and long-standing relationships with institutional and other owners in the U.S. retail real estate market and with commercial real estate lenders will enhance our ability to identify and capitalize on acquisition opportunities in our target asset classes. These relationships have enabled our management team during the past 27 years to access both narrowly-marketed, off-market and more widely marketed real estate transactions and to arrange debt financing in various phases of economic cycles.

We believe we will have a competitive advantage relative to other existing REITs because we are not burdened by a legacy portfolio facing maturing mortgage debt, tenant bankruptcies and under-performing assets. In addition, unlike REITs with legacy assets, we will not be distracted by asset management, workouts, foreclosures and litigation.

If we complete the transactions contemplated by the Framework Agreement, we intend to elect and qualify to be taxed as a REIT for U.S. federal income tax purposes, commencing with our taxable year ending December 31, 2010. As a REIT, we generally will not be subject to U.S. federal income taxes on our taxable income to the extent that we annually distribute all of our taxable income to stockholders and maintain our intended qualification as a REIT. We expect to operate substantially all of our business through our operating partnership, which will initially will be organized as our wholly owned subsidiary. Our operating partnership will provide us the flexibility to effect tax-deferred acquisitions of properties from distressed and other sellers using the partnership interests of our operating partnership as currency for such transactions.

Our Management Team

We are in discussions with Stuart Tanz who has agreed to become our President and Chief Executive Officer and Mr. Tanz would also become a member of our board of directors. We are also in discussions with John Roche to become our Chief Financial Officer. Accordingly, we currently anticipate that effective upon completion of the transactions contemplated by the Framework Agreement, our management team will include the following individuals:

Richard A. Baker. Effective upon consummation of the transactions contemplated by the Framework Agreement, Mr. Richard A. Baker, age 43, will resign as our Chief Executive Officer and will be elected as Executive Chairman of our board of directors. Mr. Baker is a founder, President and Chief Executive Officer of NRDC Real Estate Advisors, LLC and NRDC Equity Partners, LLC. Mr. Baker is also an owner of National Realty & Development Corporation, a real estate development company owned by him together with his father, Robert C. Baker, who is also one of our directors. National Realty & Development Corporation owns and manages a real estate portfolio in excess of 18 million square feet, which includes shopping centers, corporate business centers and residential communities located in 20 states. National Realty & Development Corporation’s tenants include prominent retailers such as Wal-Mart, Kohl’s, Lowe’s, Toys ’R Us, The Home Depot, Sears, Staples, Supervalu and T.J. Maxx. National Realty & Development Corporation remains one of the largest privately owned development companies in the United States. Mr. Baker is also the Chief Executive Officer of the Hudson’s Bay Trading Company, a diversified North American retail organization, which owns and operates Lord & Taylor and the Hudson’s Bay Company (Bay, Zellers, Home Outfitters and Fields). Mr. Baker also became the 39th Governor of the Hudson’s Bay Company in July 2008 where he also currently serves as a director. Mr. Baker is the Chairman of Lord & Taylor Holdings, LLC and a director of the Brunswick School. Mr. Baker is a graduate of Cornell University and serves on the Dean’s Advisory Board of the hotel and real estate program. In addition, we anticipate that upon the consummation of the transactions contemplated by the Framework Agreement, Richard A. Baker will enter into an employment agreement with us under which he will agree that, during the period that he remains our Executive Chairman, he will not, nor will he permit any company under his control, to acquire or make any controlling equity investment in any retail property that is at least 70% occupied and otherwise fits our investment criteria, unless he first presents the opportunity to us for purchase. This commitment is not intended to extend to acquisitions or controlling investments in non-U.S. properties or national, regional or local retailers. See “Certain Relationships and Related Transactions—New Employment Agreements” for a description of Mr. Baker’s proposed employment agreement.

Stuart Tanz. Effective upon completion of the transactions contemplated by the Framework Agreement, Mr. Tanz, age 50, has agreed to become our President and Chief Executive Officer and one of our directors. From 1997 to 2006, Mr. Tanz was the Chairman, Chief Executive Officer and President of Pan Pacific Retail Properties, Inc., during which period its total market capitalization increased by 795%, from $447 million to over $4 billion. Mr. Tanz oversaw and administered all aspects of Pan Pacific’s business, management, finance and personnel and led its $146 million initial public offering on the New York Stock Exchange and ultimately in the sale of the company for $4.1 billion to Kimco Realty Corp. (NYSE: KIM) in November 2006. Mr. Tanz was the Chief Executive Officer of the United Income Properties, Inc. in 2006 and its Chief Operating Officer and President from 1988 to 1992. United Income Properties was a privately owned retail real estate development company in Southern California which developed, owned and operated various shopping centers in Southern California and now owns, manages and operates approximately 2,250 self-storage units and a retail property. From 1992 to December 1996, Mr. Tanz was a director of Revenue Properties Company Limited and was the Co-Chief Executive Officer from May 1996 to August 1997. Revenue Properties Company Limited was a publicly traded company on the Toronto Stock Exchange that was the parent company of Pan Pacific Development Corp., where Mr. Tanz was the President and Chief Operating Officer from 1992 to 1997. From 1982 to 1988, Mr. Tanz was the Director of Acquisitions of Southern California at Bramalea Limited, based in Toronto, Canada, and Bramalea California Inc. Mr. Tanz is a member of Advisory Council for the University of Southern California Lusk Center for Real Estate and Policy Advisory Board of Burnham-Moores Institute of Real Estate at the University of San Diego. Mr. Tanz also serves on the Board of Directors of Burnham Institute for Medical Research and is a member of International Council of Shopping Centers and Young Presidents Organization. In 1998, National Real Estate Investors named Mr. Tanz as one of the country’s top real estate executives under the age of 40 and in 2001 Mr. Tanz was awarded San Diego’s Ernst & Young Real Estate Entrepreneur of the Year in real estate. Mr. Tanz received his BS in business administration from the University of Southern California, Marshall School of Business.

John Roche. We are in discussions with Mr. Roche, age 51, to become our Chief Financial Officer. Mr. Roche was the Executive Vice President and Chief Financial Officer of New Plan Excel Realty Trust, Inc. from 2000 to 2007 where his area of responsibility included accounting and finance, treasury, budgeting, IT, human resources and administration functions. From 2008 to 2009, Mr. Roche was first a consultant and then served as Chief Financial Officer for Gramercy Capital Corp., where he assisted with Gramercy’s acquisition of American Financial Realty Trust, a $3.4 billion acquisition of more than 1,000 properties aggregating approximately 27 million square feet of retail and other commercial space in 37 states. From 1998 to 2000, Mr. Roche was the Senior Vice President of Related Capital Company where he also served as Senior Vice President and Chief Financial Officer for three publicly traded, externally managed and advised real estate entities: Aegis Realty, Inc., an equity shopping center REIT; Charter Municipal Mortgage Acceptance Company; and Mortgage Acceptance Company, a taxable mortgage REIT. From 1997 to 1998, he was the Vice President and Chief Financial Officer of Emmes Asset Management Corp. & Affiliates and from 1991 to 1997, the Vice President of Finance of Robert Martin Company where he was responsible for all accounting and finance functions. Mr. Roche was the Supervising Senior of Kenneth Leventhal & Company from 1987 to 1991, the Assistant Secretary of SEC Reporting, Controllers Division of Irving Trust Company from 1986 to 1987 and the Senior Accountant of Peat Marwick Mitchell & Company from 1984 to 1986. Mr. Roche received his BA in Accounting from Queens College, City University of New York and completed the Executive MBA Program at Columbia University Business School.

For a discussion of the employment agreements we propose to enter into with these individuals in connection with the consummation of the transactions contemplated by the Framework Agreement, see “Certain Relationships and Related Transactions—New Employment Agreements.”

In addition, upon consummation of the transactions contemplated by the Framework Agreement, William Mack, who currently serves as the Chairman of our board of directors, Robert Baker, who currently serves as the Vice-Chairman of our board of directors, and Lee Neibart, who currently serves as our President, will resign such positions but will continue to serve as directors of our company. Biographical information for such individuals is set forth below:

Robert C. Baker. Effective upon consummation of the transactions contemplated by the Framework Agreement, Mr. Robert C. Baker, age 73, will resign as the Vice Chairman of our board of directors but will continue as one of our directors. He is a founder of NRDC Real Estate Advisors, LLC and NRDC Equity Partners. He also has been the Chairman and CEO of National Realty & Development Corporation since its founding in 1978. Mr. Baker has over 46 years experience in real estate acquisition, construction, financing and management. Robert Baker is the father of Richard Baker.

William L. Mack. Effective upon consummation of the transactions contemplated by the Framework Agreement, Mr. Mack, age 69, will resign as Chairman of our board of directors but will continue to serve as one of our directors. He is a founder and Senior Partner of AREA Property Partners since its inception in 1993 and the President of the corporate general partners of the AREA Property Partners real estate funds. AREA Property Partners has overseen the investment of multiple real estate funds and joint ventures, through which it has invested over $9 billion in more than 465 transactions with an aggregate value in excess of $40 billion. Mr. Mack is also a Senior Partner of the Mack Organization, a national owner of industrial buildings and other income-producing real estate investments. Mr. Mack serves as non-executive Chairman of the Board of Directors of Mack-Cali Realty Corporation, a publicly traded real estate investment trust. He has been a director of Mack-Cali since the 1997 merger of the Mack Organization’s office portfolio into Mack-Cali.

Lee S. Neibart. Effective upon consummation of the transactions contemplated by the Framework Agreement, Mr. Neibart, age 58, will resign as our President but will continue to serve as one of our directors. He is a founder of NRDC Real Estate Advisors, LLC and NRDC Equity Partners. He is also a Senior Partner of AREA Property Partners, where he has been employed since 1993. Mr. Neibart oversees the global day to day activities of AREA Property Partners including portfolio company and fund management, strategic planning and new business development. From 1989 to 1993, Mr. Neibart worked at the Robert Martin Company, a real estate development and management firm. Mr. Neibart is a director on various boards relating to AREA Property Partners’ investment portfolio.

We also expect to further expand the size of our board of directors to add additional board members, including board members who will be considered independent directors under applicable regulatory rules so that a majority of the members of our board of directors will be considered independent under such rules. Each of our new directors other than Mr. Tanz will receive 25,000 shares of our common stock.

In addition, Michael J. Indiveri, Edward H. Meyer, Laura H. Pomerantz, Vincent S. Tese and Ronald W. Tysoe will continue to serve as “independent directors” as defined in the NYSE Amex listing standards and applicable SEC rules. Prior to the consummation of transactions contemplated by the Framework Agreement, we intend to identify individuals to add to our board of directors who will be considered independent directors under applicable regulatory rules.

Transitional Shared Facilities and Services Agreement

Upon consummation of the transactions contemplated by the Framework Agreement, we expect to enter into a Transitional Shared Facilities and Services Agreement with NRDC Real Estate Advisors, LLC, pursuant to which NRDC Real Estate Advisors, LLC will provide us with access to, among other things, their information technology, office space, personnel and other resources necessary to enable us to perform our business, including access to NRDC Real Estate Advisors, LLC’s real estate teams, who will work with us to source, structure, execute and manage properties for a transitional period. The Transitional Shared Facilities and Services Agreement is also intended to provide us assistance with corporate operations, legal and compliance functions and governance. We will pay NRDC Real Estate Advisors, LLC a monthly fee of $7,500 pursuant to the Transitional Shared Facilities and Services Agreement. The Transitional Shared Facilities and Services Agreement will have an initial one-year term, which will be renewable by us for an additional one-year term. Ultimately, our plan is to hire additional personnel to support our management team in its efforts.

The Market Opportunity

We believe that the current market environment presents an extraordinary opportunity to acquire retail properties at compelling yields and at values substantially below their replacement cost, offering us the potential to achieve attractive risk adjusted returns for our stockholders over time primarily through dividends and secondarily through capital appreciation.

For more than a decade, retail real estate values rose substantially as rents increased and capitalization rates compressed to previously unforeseen levels. This rise in value was fueled by an expansion of credit for consumers, retailers and real estate investors. At the time, the credit expansion had significant benefits for retail property owners: increased consumer spending and the buoyant markets resulted in retailers becoming willing to pay higher rents and investors were willing to pay increasingly lower capitalization rates. As a result of the contraction in the availability of financing in the credit markets, retail real estate was exposed to the simultaneous collapse of two bubbles: consumer spending and real estate finance.

We believe that retail real estate assets are exhibiting distress with weak fundamentals and a smaller and more conservative available capital pool. Consumers are spending less, many tenants are credit impaired, rents are in decline, capitalization rates are expanding and transaction volume is down significantly. According to the U.S. Census Bureau, total retail sales for June 2009 were down 10% from the prior year, evidencing the severity of the current economic recession. In addition, according to data published by REIS, Inc., vacancies at U.S. malls and shopping centers are at their highest levels for the past 10 years with vacancy rates exceeding 9% in the first quarter of 2009. According to Real Capital Analytics (“RCA”), asking capitalization rates on retail real estate rose to almost 7.75% in June 2009, about 100 basis points higher than those in the second quarter of 2007. Despite this expansion in capitalization rates, as of March 2009, the total trailing 12 month sales volume in retail real estate was down 74.9% from $64.9 billion to $16.3 billion and the value of new offerings onto the market continues to outpace sales by a ratio of nearly 4:1. We believe that this presents a significant opportunity since yields are likely to increase before buyers and lenders are induced to return to the market.

Our perception is that in the current capital constrained environment, many retail property owners are severely limited in their ability to repay upcoming debt maturities and to deploy capital needed for tenant improvements and other non-recurring capital expenditures, which is restricting their ability to retain existing and attract new tenants. According to Property and Portfolio Research estimates, over $1.8 trillion of commercial real estate debt will mature from 2009 through 2012, with over $400 billion maturing in each of these years. Since the onset of the “credit crisis” in mid-2007, the number of banks advancing new loans against U.S. retail properties has fallen substantially and that decline, together with a tightening of lending policies, has resulted in a significant contraction in the amount of debt available to fund refinancings, acquisitions, developments and other commercial real estate investments. We believe that over the next few years, the supply of debt from traditional lending sources will be less than the volume necessary to refinance the maturing loans, creating a shortfall in the funding available for retail properties. Further, the debt capital that is available is more expensive compared to recent periods. Since the onset of the financial crisis in 2008, credit spreads on corporate debt securities have widened to levels not seen since the 1930’s. Similarly, during the same period credit spreads on highly rated CMBS securities rose to unprecedented levels evidencing a broad based lack of liquidity and available credit for real estate assets and lenders are less willing to take on risk, meaning that loan-to-value ratios are falling even as debt is becoming more expensive and harder to find. We believe that this combination of factors will likely result in many compelling acquisition opportunities as owners faced with the need to refinance are required to contribute additional equity or face foreclosure.

We believe that this funding shortfall is likely to create a range of forced selling opportunities while also limiting the number of new buyers competing for properties that will be sold. We believe that there will be a significant supply of distressed investment opportunities from sellers and equity sponsors of real estate, including national and regional banks, investment banks, insurance companies, finance companies, fund managers, other institutions and private investors. Against this market background, we believe that prospects for negotiating attractive acquisitions of our target assets at compelling prices should be significant for companies, like us, with readily available resources.

We intend to invest in, acquire, own, lease, reposition and manage a diverse portfolio of necessity-based retail properties, including, primarily, well located community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. We may also acquire other retail properties and real estate-related debt investments. Our view is that necessity-

based retail properties will fare better than other types of retail real estate as consumers will continue to spend on necessity items while cutting back on luxury and other non-essential purchases. We believe that given the current economic conditions and financial illiquidity, unprecedented opportunities currently exist to acquire our target assets at compelling yields. According to the International Counsel of Shopping Centers (ICSC), at the end of 2008, there were more than 102,000 shopping centers in the United States representing aggregate gross leasable area of over 7 billion square feet. Total retail space in the United States exceeded 14.2 billion gross leasable square feet occupied by over 1.1 million retail establishments in the United States at the end of 2008.

In addition, we believe that long-term demographic shifts and trends will continue to serve as a counterweight to declining economic conditions and these longer term trends will have a considerable impact on future patterns and levels of spending. In sharp contrast to most other major industrialized nations, the U.S. population continues to grow strongly. Fueled by both high birth and net in-migration rates, this population growth is anticipated to continue into the foreseeable future. The U.S. Census Bureau forecasts the population will grow by more than 8% during each of the next two decades, adding some 27 million residents each decade. By contrast, Europe will grow less than 3% over the next decade, and by barely 1% the following decade, due to both lower birth rates and much less in-migration. More than any other factor, this population growth will support continued retail demand and increase retail sales.

We also believe that despite the recent economic downturn in the United States, demand for property will continue to grow in the long term due to the projected population growth in the region and the recent constraints on the supply of retail property from the tightening credit markets. Additionally, given the recent downturn in the real estate market, we believe we will be able to purchase retail properties at historically low prices with the potential to increase cash flow and realize greater appreciation on the ultimate dispositions of the properties.

We believe that we will be able to utilize our management team’s extensive contacts in the U.S. real estate market to source investment opportunities, in particular through access to both distressed and more conventional sellers such as banks, investment banks, institutions, REITs, fund managers, private investors and other companies. Our management team’s banking and institutional investment contacts may also provide access to leverage on transactions. Although we are not required to maintain any particular leverage ratio, we intend, when appropriate, to employ prudent amounts of leverage and use debt as a means of providing additional funds for the acquisition of properties and the diversification of our portfolio.

Our Business Strengths

Experienced Management Team

Following the consummation of the transactions contemplated by the Framework Agreement, our management team will be led by Richard Baker (who will serve as the Executive Chairman of our board of directors), Stuart Tanz (who has agreed to become our President and Chief Executive Officer and a director) and John Roche (who we are in discussions with to become our Chief Financial Officer). Our management team will serve under the direction and guidance of our board of directors.

Our management team has an average of over 23 years of experience operating shopping centers and retail properties in the eastern and western regions of the United States. Our management team has participated in over $10 billion of real estate investments, real estate mergers and acquisitions, initial public offerings of real estate operating companies, innovative project and corporate real estate financings, as well as individual property acquisitions and financings. The experience and skills of our management team are complemented by those of NRDC Real Estate Advisors, LLC’s real estate teams, who, pursuant to the Transitional Shared Facilities and Services Agreement, will support the efforts of our management team.

Extensive, Longstanding Relationships

We believe that our management team’s extensive and long-standing relationships with institutional and other owners in the U.S. retail real estate market, commercial real estate lenders, brokers and tenants will enhance our ability to identify and capitalize on acquisition opportunities in our target asset classes. Messrs. Tanz, Roche and Richard Baker have been well known within the U.S. real estate market for many years, and have established relationships in that market, including with commercial real estate lenders, REITs, property funds, private investors, tenants and brokers. These relationships have enabled our management team to access both narrowly-marketed, off-market and more widely marketed real estate transactions and to arrange debt financing in various phases of the economic cycle during the past 27 years. The narrowly-marketed and off-market nature of acquisition opportunities minimizes competitive risk and increases the probability of successful execution. In addition, our management team’s relationships with lenders, bankers and other financing sources will maximize access to financing in the face of difficult credit markets.

No Legacy Portfolio

We believe we have a competitive advantage relative to other existing comparable REITs and real estate companies because we do not have a legacy portfolio of lower-return or problem real estate assets that could potentially dilute the attractive returns that we believe are available in the current market environment and distract our management team’s focus from our investment strategy. Unlike many of our competitors who find themselves burdened by legacy issues and have exposure to properties that are delinquent or distressed, we will be an independent “pure-play” REIT focused on the retail sector. In addition, unlike many of our competitors, we will have no balance sheet constraints and during times when interest rates on mortgage loans are high or financing is otherwise unavailable on a timely basis, we may purchase certain properties for cash with the intention of obtaining a mortgage loan for a portion of the purchase price at a later time. As a new business, our portfolio of target assets will consist of newly acquired and currently priced assets and we will have no preexisting assets or legacy exposures. Therefore, we will not have any adverse credit exposure to, and our performance will not be negatively impacted by, previously purchased assets.

Tenant Lease Up Advantages

Our perception is that in the current capital constrained environment, many retail property owners are severely limited in their ability to deploy capital needed for tenant improvements and other non-recurring capital expenditures, which is restricting their ability to retain existing and attract new tenants. In contrast, our current cash balances will enable us to deploy capital for tenant improvements and non-recurring capital expenditures which should enable us to have an advantage in leasing the properties we acquire.

Alignment of Our Management Team’s and Our Interests

We have taken steps to structure our relationship with our management team so that our interests and those of our management team are closely aligned. NRDC Capital Management, an entity partially owned by Richard Baker, beneficially owns 8,000,000 of our warrants expiring on October 17, 2011. Following the consummation of the transactions contemplated by the Framework Agreement, such warrants will be convertible into our common stock at a purchase price of $12.00 per share and will expire on October 23, 2014. Capital appreciation of our common stock will translate into a direct financial benefit for NRDC Capital Management. If we create and sustain an attractive dividend stream, NRDC Capital Management will have an inducement to convert the warrants into common stock in order to receive such dividends. Conversely, if our common stock does not perform well and is not trading above $12.00 at the time of expiration, these warrants will expire worthless. Mr. Tanz has acquired $5 million of shares of our common stock in the open market. Further, the restricted common stock and stock options expected to be granted to Mr. Tanz and stock options expected to be granted to Mr. Roche under the 2009 Equity Incentive Plan should further help align the interests of our management team with those of our stockholders, by creating an incentive for Messrs. Tanz and Roche to maximize the value of their common stock holdings and by incentivizing them to remain as part of our management team until the vesting provisions expire. We believe that this creates a strong alignment of interests between our stockholders and our management team.

Our Target Assets

Retail Properties

Following the consummation of the transactions contemplated by the Framework Agreement, we plan to continue our business as a REIT that expects to invest in, acquire, own, lease, reposition and manage a diverse portfolio of necessity-based retail properties including, primarily, well located community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. We will target properties strategically situated in densely populated, middle and upper income markets in the eastern and western regions of the United States. We consider the eastern region of the U.S. to include Southern New England and the Mid-Atlantic States, and the western region of the U.S. to include Northern and Southern California, Oregon and Washington. We will initially target necessity-based retail properties with some or all of the following characteristics:

•	100,000 to 700,000 square feet of leasable space;

•	Established metropolitan locations in markets in the eastern and western regions of the United States with strong income and population growth potential;

•	Priced below estimated replacement cost; and

•	Exhibit distressed or undercapitalized ownership or inefficient or absentee ownership.

We may also acquire other retail properties, including power centers, regional malls, lifestyle centers and single-tenant retail locations, that are leased to national, regional and local tenants. Other properties may be leased to large, national “big box” retailers, either standing alone or as part of so- called “power centers” which are comprised of big box national, regional and local retailers. Our management team will monitor industry trends and identify properties for our portfolio that serve to provide a favorable return balanced with risk.

We expect to acquire target properties which our management team believes will provide an opportunity to expand in current markets or to establish a presence in targeted markets with favorable economic demographic characteristics. We will seek to acquire properties that can benefit from its hands-on management, that may require repositioning, re-merchandising or re-tenanting or which can be purchased at attractive capitalization rates and are consistent in terms of quality and location with our portfolio.

Real Estate-Related Debt Investments

In addition to direct investments in retail properties, we also plan to acquire real estate-related debt investments that meet our underlying criteria for direct investment. The real estate-related debt investments which we may invest in include mortgage, mezzanine, bridge and other loans or debt investments related to retail properties. Our primary focus with respect to real estate-related debt investments is to capitalize on opportunities to acquire control positions that will enable us to obtain the asset should a default occur created by the lack of debt capital available for commercial real estate and to take advantage of situations created by distressed sellers or distressed capital structures where a lender or holder of a mortgage loan or other real estate-related loan or debt investment is in a compromised situation and we anticipate an opportunity to foreclose on, or otherwise acquire the real property securing the loan or debt investment. However, we are not specifically limited in the type, number or size of our portfolio of real estate-related debt investments, or on the percentage of our assets that we may invest in a single investment in real estate-related debt investments. The specific number and mix of real estate-related debt investments in which we invest will depend upon real estate market conditions, particularly with respect to retail properties, and other circumstances existing at the time we are investing.

Miscellaneous Assets

In addition to the other assets described above, we may purchase other assets if necessary to maintain our qualification as a REIT or our exemption from registration as an investment company under the Investment Company Act of 1940 (“1940 Act”).

Target Assets Allocation

Based upon current market conditions and our current expectations, we anticipate our initial portfolio of target assets will be comprised of between 75% to 100% of retail properties, 0 to 25% of real estate-related debt investments and 0 to 10% of miscellaneous assets described above. The allocation of our capital among our target assets will depend on prevailing market conditions at the time we invest and may change over time in response to different prevailing market conditions, including with respect to interest rates and general economic and credit market conditions. There is no assurance that upon the completion of the transactions contemplated by the Framework Agreement we will not allocate the proceeds from the trust account in a different manner among our target assets. In addition, in the future we may invest in assets other than our target assets.

Target Markets

We will seek to target properties which are well located, situated in densely populated, middle and upper income markets in the eastern and western regions of the United States and have the following characteristics:

•

Potential for strong population, employment, and household income growth: five of the top 10 states for projected population growth over the next 20 years are in the eastern and western regions of the United States;

•	Potential for strong retail sales: 11 of the top 15 states in terms of median household income are located in the eastern and western regions of the United States; and

•

Restrictive development environment: The eastern and western regions of the United States exhibit some of the country’s most challenging and prohibitive zoning environments, providing a significant barrier to entry via development, and resulting in captive and supply-constrained markets for owners of retail assets.

We intend to diversify our portfolio by geographic region within the eastern and western regions of the United States, investment size and investment risk with the goal of attaining a portfolio of income-producing properties that provide attractive and stable returns to our stockholders. We will review and adjust our target markets periodically to respond to changing market opportunities and to maintain a diverse portfolio of retail properties.

We also intend to diversify our portfolio of retail properties by investment size. We expect that our investments will typically range in size from $10 million to $75 million. We may, however, make investments outside of this range if we believe the property will complement our portfolio or meet our investment strategy.

Our Investment Strategy

Our investment strategy is driven by a disciplined approach to evaluating the important factors for each individual property. We will use sophisticated investment models to help identify attractive assets, underwrite the asset’s current performance, forecast changes and make predictions for the optimal timing of the exit strategy for that particular asset.

We believe that the current market environment in the retail real estate sector presents a significant and growing opportunity to acquire assets from distressed owners and to aggressively reposition and manage the assets to profitable returns, offering us the potential to achieve attractive risk adjusted returns for our stockholders over time primarily through dividends and secondarily through capital appreciation. To identify attractive opportunities within our target assets, we intend to rely on the expertise and experience of our management team. We expect to utilize our management team’s extensive contacts in the U.S. real estate market to source investment opportunities, in particular through access to both distressed and more conventional sellers such as banks, institutions, REITs, property funds, other companies and private investors.

In implementing our investment strategy, we will utilize our management team’s expertise in identifying undervalued real estate and real estate-related debt investments with a focus on the retail sector. We believe that the key factors to determining current value and future growth potential include the ability to identify the fundamental qualities of an individual asset, understand the inherent strengths and weaknesses of a market, utilize local market knowledge to identify sub-market drivers and trends, and understand how to mitigate appropriate risks prior to the acquisition of an asset. We will seek to target assets where our management team believes there is an opportunity to lease-up vacant space, renew or release expiring leases and take advantage of economies of scale achieved in the management and leasing of properties acquired and developed within our target markets, and redesign and reposition properties that maximize rental revenues and property potential. We believe that our management team, acquisition process and operational expertise provide us with the capability to identify and properly underwrite investment opportunities.

We also believe that in the current market, we should have opportunities to acquire properties from distressed sellers not able to refinance maturing debt as well as acquire properties arising out of foreclosure sales or owned by lenders following foreclosures. In addition, we may find opportunities to acquire properties with deferred capital expenditures, design flaws or other perceived risks, such as tenancy issues or near-term lease expirations. Further, we may find opportunities in incomplete projects held by undercapitalized and/or defaulting developers or partially leased complexes with inexperienced management unable to achieve market occupancy.

With respect to real estate-related debt investments, we expect our primary focus to be opportunities to acquire control positions that will enable us to obtain the asset should a default occur, provided that the underlying real estate meets our criteria for direct investment.

Our aim is to seek to provide a spread of asset classes, tenant exposures, lease terms and locations as our portfolio expands. In order to capitalize on the changing sets of investment opportunities that may be present in the various points of an economic cycle, we may expand or refocus our investment strategy by emphasizing investments in different parts of the capital structure and different areas of the real estate sector. Our investment strategy may be amended from time to time, if approved by our board of directors. We will not be required to seek stockholder approval when amending our investment strategy.

Investment Process

Our investment strategy will be implemented through a highly disciplined valuation, investment and asset management process.

Step 1: Due Diligence Stage

Investments in Real Estate

Our investments in real estate will typically take the form of holding fee title or a long-term leasehold estate. We will acquire those interests either directly through our operating partnership or through wholly owned subsidiaries of our operating partnership. We may also acquire real estate indirectly through joint ventures with institutional investors. In addition, we may purchase retail properties and lease them back to the sellers of such properties. While we will use our best efforts to structure any such sale-leaseback transaction in which the lease will be characterized as a “true lease” so that we will be treated as the owner of the property for federal income tax purposes, we cannot assure you that the IRS will not challenge such characterization. In the event that any such recharacterization were successful, deductions for depreciation and cost recovery relating to such property would be disallowed and it is possible that under some circumstances we could fail to qualify as a REIT as a result. The process to close a purchase of real property will include an in-depth due diligence process where we expect our management team, including Stuart Tanz, our Chief Executive Officer, Richard A. Baker, our Executive Chairman and our director of acquisitions, will evaluate the asset, verify certain documents and obtain independent professional assessments which may include, subject to availability in certain jurisdictions, but not limited to, the following:

•	tenant lease reviews;

•	plans and specifications;

•	environmental reports;

•	property condition reports;

•	survey;

•	evidence of marketable title;

•	financial statements covering recent operations; and

•	insurance policies and recent claims.

Investments in Real Estate-Related Debt Investments

We expect to identify real estate-related debt investments which meet our criteria for direct investment through our management team’s extensive network of relationships within the real estate and retail industries. Given our management team’s long-term experience in the retail real estate sector, strong relationships exist with public and private real estate owners, investors, developers, tenants and operators with expertise across all real estate asset classes, including, in particular, the retail sector, as well as key intermediaries such as leading investment banks, dealers, mortgage brokerage firms, commercial banks and servicers. We intend to employ a rigorous, credit-oriented evaluation towards determining the risk/return profile of the opportunity and the appropriate pricing and structure for the prospective investment. Detailed financial modeling and analysis is expected to be used to assess the cash flow and debt service coverage characteristics of the properties as well as interest rate and prepayment analysis. Cash flow analysis and market comparables are anticipated to be used to determine the current value of the underlying collateral, assess the capacity to repay or refinance upon maturity, as well as understand sensitivities to various potential changes in asset performance, market fundamentals and real estate capital markets. We expect to perform extensive property and market-level due diligence, including, where appropriate, tenant profile and credit reviews and market research. The market research will incorporate analysis of demographics, key fundamentals such as employment growth and population growth, comparable transactions and the competitive landscape. Our underwriting focus will also be on understanding the broader capital structure and ensuring that our company has the appropriate controls and rights within its prospective investments to achieve our investment strategy.

Step 2: Internal Approval

Upon completion of initial due diligence, all investments made by our company will require approval by an investment committee, which we expect initially will be comprised of Stuart Tanz, our Chief Executive Officer, Richard A. Baker, our Executive Chairman, and Lee Neibart, one of our directors. We expect the investment committee to meet regularly to evaluate potential investments and review our investment portfolio. Additionally, the members of the investment committee are anticipated to be available in connection with the underwriting and structuring of prospective investments in our target assets.

Step 3: Final Due Diligence/Closing

As part of the closing process, we expect to work with outside legal counsel to complete legal due diligence (including title and insurance review) and document each investment. We also expect that members of our management team will visit the property and the market in which the property is located.

We anticipate that we will not acquire any real property unless and until we obtain a “Phase I” environmental site assessment and generally are satisfied with the risk-reward profile of the property considering the environmental status. A Phase I environmental site assessment consists of a visual survey of the building and the property in an attempt to identify areas of potential environmental concerns, such as neighboring properties to assess surface conditions or activities, contacting local governmental agency personnel and performing a regulatory agency file search in an attempt to determine any known environmental concerns in the immediate vicinity of the property. A Phase I environmental site assessment does not generally include any sampling or testing of soil, groundwater or building materials from the property.

Generally, the purchase price that we will pay for any property will be based on our determination of the fair market value and anticipated cash-flows of the property. We will not acquire properties or other assets from, sell properties or other assets to or provide financing to or obtain financing from entities that are affiliated with our executive officers, directors or existing stockholders, unless any such transaction is approved by a majority of our directors who are disinterested in such transaction. We will rely on our own independent analysis and not solely on appraisals in determining whether to invest in a particular property.

Investment Guidelines

Upon completion of the transactions contemplated by the Framework Agreement, our board of directors is expected to adopt the following investment guidelines:

•	no investment will be made that would cause us to fail to qualify as a REIT for U.S. federal income tax purposes;

•	no investment will be made that would cause us to register as an investment company under the 1940 Act;

•	our investments will be predominantly in our target assets; and

•	until appropriate investments can be identified, we may invest in interest-bearing, short-term investments that are consistent with our intention to qualify as a REIT.

These investment guidelines may be changed from time to time by our board of directors without the approval of our stockholders. In addition, our board of directors must approve any change in our investment strategy that would modify or expand the types of assets in which we invest.

Our investment decisions will depend on prevailing market conditions and may change over time in response to opportunities available in different retail, interest rate, economic and credit environments. As a result, we cannot predict the percentage of our equity that will be invested in any of our target assets at any given time. We believe that the flexibility of our investment strategy, combined with our management team’s expertise among our target asset classes, will enable us to make distributions, achieve capital appreciation and provide attractive risk-adjusted long term returns to our stockholders under a variety of market conditions and economic cycles.

Our Financing Strategy

Although we are not required to maintain any particular leverage ratio, we intend, when appropriate, to employ prudent amounts of leverage and use debt as a means of providing additional funds for the acquisition of our target assets and the diversification of our portfolio. We intend to use traditional forms of financing, including mortgage financing and credit facilities. During times when interest rates on mortgage loans are high or financing is otherwise unavailable on a timely basis, we may purchase certain properties for cash with the intention of obtaining a mortgage loan for a portion of the purchase price at a later time. Consistent with our strategy of using a prudent amount of leverage, initially we expect that our leverage will be in an amount that is approximately 50% of the value of our total assets on a portfolio basis. However, we are not subject to any maximum leverage limitations and to the extent market conditions improve and stabilize over time, we could increase our borrowing levels. In addition, we may acquire retail property indirectly through joint ventures with institutional investors as a means of increasing the funds available for the acquisition of properties.

We will generally seek to borrow on a non-recourse basis, but may also borrow at the corporate level or operating partnership level. Non-recourse indebtedness means the indebtedness of the borrower or its subsidiaries is secured only by specific assets without recourse to other assets of the borrower or any of its subsidiaries. Even with non-recourse indebtedness, however, a borrower or its subsidiaries will likely be required to guarantee against certain breaches of representations and warranties such as those relating to the absence of fraud, misappropriation, misapplication of funds, environmental conditions and material misrepresentations. Because non-recourse financing generally restricts the lender’s claim on the assets of the borrower, the lender generally may only proceed against the asset securing the debt. This protects our other assets.

We plan to evaluate each investment opportunity and determine the appropriate leverage on a case-by-case basis. We may seek to refinance indebtedness, such as when a decline in interest rates makes it beneficial to prepay an existing mortgage, when an existing mortgage matures or if an attractive investment becomes available and the proceeds from the refinancing can be used to purchase the investment. In the future, we may also seek to raise further equity capital or issue debt securities in order to fund our future investments.

Our Operating Strategy

Enhancing rental and capital growth of real estate assets through active asset management

Initially, as described below under “—Management and Leasing Programs,” we intend to engage a select group of third party property managers and direct such third party property managers in the active management of the condition of our retail properties. Following the internalization of management and leasing operations, we intend to directly manage the condition of our retail properties and their relative attractiveness to tenants. With these aspects actively managed, we believe that the value of the real estate assets that we will invest in should be relatively better able to withstand market downturns, and well placed to benefit from upwards valuations when the cycle recovers.

Our intention is to improve income profiles and add value to our real estate portfolio through our management team’s proven asset management techniques, which include:

•	Understanding tenants’ needs and aspirations, and restructuring leases to, for example, remove tenant break clauses to extend lease terms;

•

Seeking opportunities to increase the likelihood of tenants remaining in occupation when lease break options and expiries occur by enhancing the experience of occupying a particular property wherever possible, for instance by improving parking and facilities;

•	Making rapid and cost effective cosmetic and functional improvements;

•	Re-merchandising to provide in-demand and complementary goods/services;

•	Re-tenanting to achieve optimal tenant mix, stable income, tenant flexibility and opportunities for rent growth; and

•	Monitoring expenses and prudently carrying out capital expenditures.

Management and Leasing Programs

Initially, we intend to engage a select group of third party property managers and loan servicers, with whom our management team has long-term prior experience and that have asset management capabilities, who are anticipated to provide us with property management expertise. Our selection of the appropriate property manager or loan servicer for an individual investment will be tailored to the specific location and nature of the investment. In the future, once our management team determines that we have acquired a sufficient number of target assets, we intend to internalize our management and leasing operations to create a vertically integrated real estate operating platform allowing us to execute our investment strategies in the most efficient and cost-effective manner. We expect that we will hire approximately 15 employees in connection with our investment of the amounts remaining in the trust account. We believe that this approach will ensure that we retain control over our assets, allowing us to employ our management team’s culture of aggressive and disciplined cost control through significant economies of scale across target markets. In addition, we believe we will be able to form deep tenant relationships in our target markets that are constantly strengthened through multiple and frequent client contact. Other than NRDC Real Estate Advisors, LLC, who will provide us with certain services pursuant to the Transitional Shared Facilities and Services Agreement and, prior to the internalization of our management and leasing operations, a select group of third party property managers and loan servicers, we do not intend to rely on any third parties or affiliates to execute our operations.

Repositioning and Management of Real Estate Assets

We intend to follow the approach adopted historically by members of our management team of renovating, re-merchandising and re-tenanting real estate assets to their highest operating efficiency:

•	Renovation. Renovate assets from unappealing strip malls to visually and functionally attractive retail centers that draw stable tenants and loyal consumers;

•	Re-merchandising. Position the property to meet the needs of consumers, while creating a complementary offering of tenant merchandise;

•	Re-tenanting. Utilize exciting relationships with tenants to sign leases that optimize stable income patterns, high occupancy, tenant flexibility and opportunities for rent growth; and

•

Property and Risk Management. Employ internal controls to achieve predictable revenues, monitor expenses and prudently carry out capital expenditures, ensuring short-term cash flows and long-term value.

Dispositions

We intend to pursue exit strategies once an asset has met our target return parameters. Assets that meet our return parameters will be disposed of in a systematic manner. Potential exit strategies include one-off sales and/or refinancing or a portfolio sale of a group of real estate or real estate-related debt investments.

1940 Act Exemption

We intend to conduct our operations so that neither we, nor our operating partnership nor any of our future other subsidiaries, are required to register as investment companies under the 1940 Act. Section 3(a)(1)(A) of the 1940 Act defines an investment company as any issuer that is or holds itself out as being engaged primarily in the business of investing, reinvesting or trading in securities. Section 3(a)(1)(C) of the 1940 Act defines an investment company as any issuer that is engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities and owns or proposes to acquire investment securities having a value exceeding 40% of the value of the issuer’s total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis, which we refer to as the “40% test”. Excluded from the term “investment securities,” among other things, are U.S. government securities and securities issued by majority-owned subsidiaries that are not themselves investment companies and are not relying on the exception from the definition of investment company set forth in Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. Accordingly, under Section 3(a)(1) of the 1940 Act, in relevant part, a company is not deemed to be an “investment company” if: (i) it neither is, nor holds itself out as being, engaged primarily, nor proposes to engage primarily, in the business of investing, reinvesting or trading in securities; or (ii) it neither is engaged nor proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities and does not own or propose to acquire “investment securities” having a value exceeding 40% of the value of its total assets on an unconsolidated basis. We believe that we and our operating partnership (which will initially be wholly owned by us) will not meet either of the above definitions of investment company as we intend to invest primarily in real property. We expect that a majority of our subsidiaries will be wholly or majority owned by us and will have at least 60% of their assets in real property. As these subsidiaries would be investing either solely or primarily in real property, they themselves would be outside of the definition of “investment company” under Section 3(a)(1) of the 1940 Act. As we are organized as a holding company that conducts its businesses primarily through our operating partnership, which in turn is a holding company conducting its business through its wholly or majority owned subsidiaries, both we and our operating partnership intend to conduct our operations so that we and our operating partnership comply with the 40% test. We also do not believe that we will be considered to be an investment company under Section 3(a)(1)(A) of the 1940 Act because we will not engage primarily or hold ourself out as being engaged primarily in the business of investing, reinvesting or trading in securities. Rather, we will be primarily engaged in the non-investment company businesses of our subsidiaries. We will monitor our holdings to ensure continuing and ongoing compliance with this test.

Even if the value of investment securities held by our subsidiaries were to exceed 40%, we expect our subsidiaries to be able to qualify for an exemption from registration as an investment company under the 1940 Act pursuant to Section 3(c)(5)(C) of the 1940 Act, which is available for entities “primarily engaged in the business of purchasing or otherwise acquiring mortgages and other liens on and interests in real estate.” This exemption generally requires that at least 55% of our subsidiaries’ portfolios must be comprised of qualifying assets and at least 80% must be comprised of qualifying assets and real estate-related assets (and no more than 20% comprised of miscellaneous assets). For purposes of the exclusions provided by Sections 3(c)(5)(C), we will classify our fee interests in real estate and our mortgage, mezzanine, bridge and other loans or debt investments based on no-action letters issued by the SEC staff and other SEC interpretive guidance. Although we intend to monitor our portfolio periodically and prior to each acquisition and disposition, there can be no assurance that we will be able to maintain this exemption from registration for each of these subsidiaries.

Qualification for exemption from registration under the 1940 Act will limit our ability to make certain investments. To the extent that the SEC staff provides more specific guidance regarding any of the matters bearing upon such exclusions, we may be required to adjust our strategy accordingly. Any additional guidance from the SEC staff could provide additional flexibility to us, or it could further inhibit our ability to pursue the strategies we have chosen.

Conflicts of Interest Policy

For a discussion of the conflicts of interest facing our company and our policies to address these conflicts, see “Certain Relationships and Related Transactions—Other Potential Conflicts of Interest Following the Consummation of the Transactions Contemplated by the Framework Agreement.”

Legal Proceedings

We are not currently subject to any legal proceedings which we consider material.

THE IMPACT OF THE FRAMEWORK TRANSACTIONS ON OUR
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

Following the consummation of the transactions contemplated by the Framework Agreement, we plan to continue our business as a REIT that expects to invest in, acquire, own, lease, reposition and manage a diverse portfolio of necessity-based retail properties, including, primarily, well located community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. We may also acquire other retail properties, including power centers, regional malls, lifestyle centers and single-tenant retail locations, that are leased to national, regional and local tenants. We will target properties strategically situated in densely populated, middle and upper income markets in the eastern and western regions of the United States. In addition, we may supplement our direct purchases of retail properties with first mortgages or second mortgages, mezzanine loans or other loans related to retail properties, which we refer to collectively as “real estate-related debt investments,” in each case provided that the underlying real estate meets our criteria for direct investment. Our primary focus with respect to real estate-related debt investments is to capitalize on opportunities to acquire control positions that will enable us to obtain the asset should a default occur.

Factors Impacting Our Operating Results

Following consummation of the transactions contemplated by the Framework Agreement, we expect that the results of our operations will be affected by a number of factors and will primarily depend on, among other things, the following:

•

Our ability to identify and acquire retail real estate and real estate-related debt investments that meet our investment standards and the time period required for us to acquire our initial portfolio of our target assets;

•	The level of rental revenue and net interest income we achieve from our target assets;

•	The market value of our assets and the supply of, and demand for, retail real estate and real estate-related debt investments in which we invest;

•	The length of the current economic downturn;

•	The conditions in the local markets in which we will operate, as well as changes in national economic and market conditions;

•	Consumer spending and confidence trends;

•	Our ability to enter into new leases or to renew leases with existing tenants at the properties we acquire at favorable rates;

•	Our ability to anticipate changes in consumer buying practices and the space needs of tenants;

•	The competitive landscape impacting the properties we acquire and their tenants;

•	Our relationships with our tenants and their financial condition;

•	Our use of debt as part of our financing strategy and our ability to make payments or to comply with any covenants under any borrowings or other debt facilities we obtain;

•	The level of our operating expenses, including amounts we are required to pay to our management team and to engage third party property managers and loan servicers; and

•	Changes in interest rates that could impact the market price of our common stock and the cost of our borrowings.

Reporting on Operating Results

Following the consummation of the transactions contemplated by the Framework Agreement, we expect that consistent with the manner in which most public equity REITs report their operating results, we will supplement our financial results by reporting Funds from Operations, which is commonly referred to as “FFO.” We believe that FFO, which is a non-GAAP financial measure, will provide additional and useful means to assess our financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP.

FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and real estate investments, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions, and many companies utilize different depreciable lives and methods. Because FFO excludes depreciation and amortization unique to real estate, gains and certain losses from depreciable property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities and interest costs. This will provide a perspective on our future financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains from disposition of depreciable real estate property, except for those sold through a company’s merchant building program, which are presented net of taxes, (iii) extraordinary items and (iv) certain non-cash items. These non-cash items principally include real property depreciation, equity income from joint ventures and equity income from minority equity investments and adding our proportionate share of FFO from any unconsolidated joint ventures we establish in the future and any minority equity investments, determined on a consistent basis.

Critical Accounting Policies and Use of Estimates

Our financial statements are prepared in accordance with GAAP, which requires the use of estimates and assumptions that involve the exercise of judgment and use of assumptions as to future uncertainties. In accordance with SEC guidance, the following discussion addresses the accounting policies that we believe will apply to us following the consummation of the transactions contemplated by the Framework Agreement. Our most critical accounting policies will involve decisions and assessments that could affect our reported assets and liabilities, as well as our reported revenues and expenses. We believe that all of the decisions and assessments upon which our financial statements will be based will be reasonable at the time made, based upon information available to us at that time. Our critical accounting policies and accounting estimates will be expanded over time as we fully implement our new strategy. Those accounting policies and estimates that we initially expect to be most critical to an investor’s understanding of our financial results and condition and require complex management judgment are discussed below. Recently issued accounting pronouncements may affect the way we would currently account for certain transactions and/or derive certain estimates. For additional information, see “—Recent Accounting Pronouncements.”

Principles of Consolidation and Basis of Presentation

Following the consummation of the transactions contemplated by the Framework Agreement, our consolidated financial statements will include not only our accounts, but also the accounts of any wholly owned subsidiaries or subsidiaries for which we have a controlling interest, the accounts of variable interest entities (“VIEs”) in which we become the primary beneficiary and the accounts of other subsidiaries over which we have control. All material inter-company transactions, balances and profits will be eliminated in consolidation. Interests in entities acquired will be evaluated for consolidation based on Financial Accounting Standards Board Interpretation (“FIN”) 46R, which requires the consolidation of VIEs in which we are deemed to be the primary beneficiary. If the interest in the entity is determined to not be a VIE under FIN 46R, then the entity will be evaluated for consolidation under other applicable literature, including the American Institute of Certified Public Accountants’ Statement of Position 78-9, Accounting for Investments in Real Estate Ventures, as amended by Emerging Issues Task Force 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the

Limited Partners Have Certain Rights; Accounting Research Bulletin 51, Consolidated Financial Statements; and Statement of Financial Accounting Standards (“SFAS”) No. 94, Consolidation of All Majority-owned Subsidiaries.

Allocation of Purchase Price for Real Estate Acquisitions

Upon our acquisition of retail properties, we will recognize the assets acquired and liabilities assumed in accordance with SFAS No. 141R, Business Combinations, No. 142, Goodwill and Other Intangible Assets, and No. 157, Fair Value Measurements (“SFAS No. 157”). For each acquisition, we will record the fair value of the land, buildings, equipment, intangible assets, including in-place lease origination costs and above or below market lease values, and any contingent purchase consideration. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Fair values are determined based on incorporating market participant assumptions, discounted cash flow models and our estimate reflecting the facts and circumstances of each acquisition.

Loans Held-For-Investment

Our primary focus with respect to real estate-related debt investments is to capitalize on opportunities to acquire control positions that will enable us to obtain the asset should a default occur. Our loans will be evaluated to determine whether they should be classified as either held-for-sale or held- for-investment. Loans held-for-investment will be stated at the principal amount outstanding, net of deferred loan fees and costs in accordance with GAAP. We expect that interest income will be recognized using the interest method or a method that approximates a level rate of return over the loan term. Net deferred loan fees and origination and acquisition costs will be recognized in interest income over the loan term as yield adjustment. Loans that we have a plan to sell or liquidate in the near term will be held at the lower of cost or fair value.

Classification of Investment Securities and Valuations of Financial Instruments

Real estate-related debt investments which we acquire which are investment securities or financial instruments will be classified as either available-for-sale or held-to-maturity. As such, we expect that our investments classified as available-for-sale will be carried at their fair value in accordance with GAAP, with changes in fair value recorded through accumulated other comprehensive income/(loss), a component of stockholders’ equity, rather than through earnings. We do not intend to hold any of our investment securities for trading purposes; however, if our securities were classified as trading securities, there could be substantially greater volatility in our earnings, as changes in the fair value of securities classified as trading are recorded through earnings. Our assets held for investment will be stated at their amortized cost, net of deferred fees and costs with income recognized using the effective interest method.

When the estimated fair value of an available-for-sale security is less than amortized cost, we will consider whether there is an other-than-temporary impairment in the value of the security. Unrealized losses on securities considered to be other-than-temporary will be recognized in earnings. The determination of whether a security is other-than-temporarily impaired will involve judgments and assumptions based on subjective and objective factors. Consideration will be given to (i) the length of time and the extent to which the fair value has been less than cost, (ii) the financial condition and near- term prospects of recovery in fair value of the security and (iii) our intent to retain our investment in the security, or whether it is more likely than not we will be required to sell the security before its anticipated recovery in fair value. Investments with unrealized losses will not be considered other-than- temporarily impaired if we have the ability and intent to hold the investments for a period of time, to maturity if necessary, sufficient for a forecasted market price recovery up to or beyond the cost of the investments.

Investment Impairments

For real estate we wholly own through our operating partnership or consolidate, our management team will monitor events and changes in circumstances that may indicate that the carrying amounts of the real estate assets may not be recoverable. When such events or changes in circumstances are present, we will assess potential impairment by comparing estimated future undiscounted operating cash flows expected to be generated over the life of the asset and from its eventual disposition, to the carrying amount of the asset. In the event that the carrying amount exceeds the estimated future undiscounted operating cash flows, we will recognize an impairment loss to adjust the carrying amount of the asset to estimated fair value.

For real estate we indirectly own through an investment in a joint venture, tenant-in-common interest or other similar investment structure and account for under the equity method, at each reporting date, we will compare the estimated fair value of our investment to the carrying value. An impairment charge will be recorded to the extent the fair value of our investment is less than the carrying amount and the decline in value is determined to be other than a temporary decline.

For real estate-related debt investments classified as held-for-investment, we will evaluate any such investments for possible impairment on a quarterly basis. Impairment occurs when it is deemed probable that we will not be able to collect all amounts due according to the contractual terms of the real estate-related debt investment. Impairment will then be measured based on the present value of expected future cash flows discounted at the real estate-related debt investment’s contractual effective rate or the fair value of the collateral, if the real estate-related debt investment is collateral dependent. Upon measurement of impairment, we will record an allowance to reduce the carrying value of the real estate-related debt investment accordingly and record a corresponding charge to net income.

Significant judgments are required in determining impairment, including making assumptions regarding, in the case of a real estate investment, the projected date of disposition of the properties, the estimated future cash flows of the properties during our ownership and the projected sales price of each of the properties and with respect to a debt investment, the value of the investment, the value of the underlying collateral and other provisions such as guarantees.

Fair Value Option

Entities are permitted to choose to measure many financial instruments and certain other items at fair value. Changes in fair value, along with transaction costs, would be reported through net income. We do not anticipate that we will elect the fair value option for any qualifying financial assets or liabilities that are not otherwise required to be carried at fair value in our financial statements.

Valuation of Financial Instruments

GAAP establishes a hierarchy of valuation techniques based on the observability of inputs utilized in measuring financial instruments at fair values. Market based or observable inputs are the preferred source of values, followed by valuation models using our management team’s assumptions in the absence of market inputs. The three levels of the hierarchy are described below:

Level I—Quoted prices in active markets for identical assets or liabilities.

Level II—Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level III—Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.

Unobservable inputs reflect our own assumptions about the factors that market participants would use in pricing an asset or liability, and would be based on the best information available. We anticipate that a significant portion of our loan assets will fall in Level III in the valuation hierarchy.

Any changes to the valuation methodology will be reviewed by our management team to ensure the changes are appropriate. As markets and products develop and the pricing for certain products becomes more transparent, we will continue to refine our valuation methodologies. The methods used by us may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while we anticipate that our valuation methods will be appropriate and consistent with other market participants, the use of different methodologies, or assumptions, to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. We will use inputs that are current as of the measurement date, which may include periods of market dislocation during which price transparency may be reduced.

Hedging Instruments and Hedging Activities

GAAP requires an entity to recognize all derivatives as either assets or liabilities in the balance sheet and to measure those instruments at fair value. Additionally, the fair value adjustments will affect either other comprehensive income in stockholders’ equity until the hedged item is recognized in earnings or net income depending on whether the derivative instrument qualifies as a hedge for accounting purposes and, if so, the nature of the hedging activity.

In the normal course of business, we may in the future use a variety of derivative financial instruments to manage, or hedge, interest rate risk. These derivative financial instruments must be effective in reducing our interest rate risk exposure in order to qualify for hedge accounting. When the terms of an underlying transaction are modified, or when the underlying hedged item ceases to exist, all changes in the fair value of the instrument are marked-to-market with changes in value included in net income for each period until the derivative instrument matures or is settled. Any derivative instrument used for risk management that does not meet the hedging criteria is marked-to-market with the changes in value included in net income.

Derivatives will be used for hedging purposes rather than speculation. We will determine their fair value and we will obtain quotations from a third party to facilitate the process in determining these fair values. If our hedging activities do not achieve our desired results, our reported earnings may be adversely affected.

Income Taxes

Our financial results are generally not expected to reflect provisions for current or deferred income taxes. We believe that we will operate in a manner that will allow us to qualify for taxation as a REIT commencing with our taxable year ending December 31, 2010. As a result of our expected REIT qualification, we do not generally expect to pay U.S. federal corporate level taxes. Many of the REIT requirements, however, are highly technical and complex. If we were to fail to meet the REIT requirements, we would be subject to U.S. federal, state and local income taxes.

Recent Accounting Pronouncements

On October 3, 2008, the Emerging Economic Stabilization Act of 2008 (the “EESA”) was signed into law. Section 133 of the EESA mandated that the SEC conduct a study on mark-to-market accounting standards. The SEC provided its study to the U.S. Congress on December 30, 2008. Part of the recommendations within the study indicated that “fair value requirements should be improved through development of application and best practices guidance for determining fair value in illiquid or inactive markets.” As a result of this study and the recommendations therein, on April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued FSP 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance on determining fair value when the volume and level of activity for the asset or liability have significantly decreased when compared with normal market activity for the asset or liability (or similar assets or liabilities). FSP 157-4 gives specific factors to evaluate if there has been a decrease in normal market activity and if so, provides a methodology to analyze transactions or quoted prices and make necessary adjustments to fair value in accordance with SFAS No. 157. The objective is to determine the point within a range of fair value estimates that is most representative of fair value under current market conditions. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. We will apply the guidance in FSP 157-4 in determining the fair value of our financial instruments.

Additionally, in conjunction with FSP 157-4, the FASB issued FSP 115-2 and FSP 124-2, Recognition and Presentation of Other Than Temporary Impairments. The objective of the new guidance is to make impairment guidance more operational and to improve the presentation and disclosure of other- than-temporary impairment on debt and equity securities in financial statements. This, too, was as a result of the SEC mark-to-market study mandated under the EESA. The SEC’s recommendation was to “evaluate the need for modifications (or the elimination) of current other-than-temporary impairment guidance to provide for a more uniform system of impairment testing standards for financial instruments.” The new guidance revises the other-than-temporary impairment evaluation methodology. Previously the analytical focus was on whether the entity had the “intent and ability to retain its investment in the debt security for a period of time sufficient to allow for any anticipated recovery in fair value.” Now the focus is on whether the entity has the “intent to sell the debt security or, more likely than not, will be required to sell the debt security before its anticipated recovery.” Further, the security is analyzed for credit loss (the difference between the present value of cash flows expected to be collected and the amortized cost basis). If the company does not intend to sell the debt security, nor will be required to sell the debt security prior to its anticipated recovery, the credit loss, if any, will be recognized in the statement of earnings, while the balance of impairment related to other factors will be recognized in other comprehensive income. If the company intends to sell the security, or will be required to sell the security before its anticipated recovery, the full other-than-temporary impairment will be recognized in the statement of earnings. We will consider the guidance in evaluating our investments for other-than-temporary impairment.

In January 2009, FSP EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue 99-20 (“FSP EITF 99-20-1”), was issued in an effort to provide a more consistent determination on whether an other-than-temporary impairment has occurred for certain beneficial interests in securitized financial assets. Other-than-temporary impairment has occurred if there has been an adverse change in future estimated cash flow and its impact reflected in current earnings. The determination cannot be overcome by management judgment of the probability of collecting all cash flows previously projected. For debt securities that are not within the scope of FSP EITF 99-20-1, SFAS No. 115 continues to apply. The objective of other-than-temporary impairment analysis is to determine whether it is probable that the holder will realize some portion of the unrealized loss on an impaired security. Factors to consider when making an other-than-temporary impairment decision include information about past events, current conditions, reasonable and supportable forecasts, remaining payment terms, financial condition of the issuer, expected defaults, value of underlying collateral, industry analysis, sector credit rating, credit enhancement, and financial condition of guarantor.

In February 2008, the FASB issued FSP SFAS No. 157-2, Effective Date of FASB Statement No. 157. This FSP defers the effective date of SFAS No. 157 for non-financial assets and non-financial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually) to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS No. 161”). SFAS No. 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.

In April 2008, the FASB issued Staff Position No. SFAS 142-3, Determination of the Useful Life of Intangible Assets (“FSP 142-3”). FSP 142-3 removes the requirement under SFAS No. 142, “Goodwill and Other Intangible Assets,” to consider whether an intangible asset can be renewed without substantial cost or material modifications to the existing terms and conditions and replaces it with a requirement that an entity consider its own historical experience in renewing similar arrangements, or a consideration of market participant assumptions in the absence of historical experience. FSP 142-3 also requires entities to disclose information that enables users of financial statements to assess the extent to which the expected future cash flows associated with the asset are affected by the entity’s intent and/or ability to renew or extend the arrangement. FSP 142-3 is effective for fiscal years beginning on or after December 15, 2008.

In June 2008, the FASB issued FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities. This FSP addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share (“EPS”) under the two-class method described in SFAS No. 128. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those years.

In April 2009, the FASB issued FASB Staff Position No. FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP FAS 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP FAS 157-4 shall be effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively.

In April 2009, the FASB issued FASB Staff Position No. FSP FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments (“FSP FAS 107-1 and APB 28-1”). FSP FAS 107-1 and APB 28-1 amends FASB Statement No. 107, Disclosures about Fair Value of Financial Instruments, to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. FSP FAS 107-1 and APB 28-1 also amends APB Opinion No. 28, Interim Financial Reporting, to require those disclosures in summarized financial information at interim reporting periods. FSP FAS 107-1 and APB 28-1 shall be effective for interim reporting periods ending after June 15, 2009.

In April 2009, the FASB issued FASB Staff Position No. FSP FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments (“FSP FAS 115-2 and FAS 124-2”). FSP FAS 115-2 and FAS 124-2 amends the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. FSP FAS 115-2 and FAS 124-2 does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. FSP FAS 115-2 and FAS 124-2 shall be effective for interim and annual reporting periods ending after June 15, 2009.

In June 2009, the FASB issued SFAS No. 166, Accounting for Transfers of Financial Assets an amendment of FASB Statement No. 140 (“SFAS No. 166”). SFAS No. 166 improves the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a transfer of financial assets; the effects of a transfer on its financial position, financial performance and cash flows; and a transferor’s continuing involvement in transferred financial assets. SFAS No. 166 must be applied as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. SFAS No. 166 must be applied to transfers occurring on or after the effective date.

In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R) (“SFAS No. 167”). SFAS No. 167 amends certain requirements of FIN 46(R) including the following: (1) requires an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE, (2) requires ongoing reassessments of whether an enterprise is the primary beneficiary of a VIE, (3) eliminates the quantitative approach previously required for determining the primary beneficiary of a VIE, (4) adds an additional reconsideration event for determining whether an entity is a VIE when any changes in facts and circumstances occur such that the holders of the equity investment at risk, as a group, lose the power from voting rights or similar rights of those investments to direct the activities of the entity that most significantly impact the entity’s economic performance and (5) requires enhanced disclosures that will provide users of financial statements with more transparent information about an enterprise’s involvement in a VIE. SFAS No. 167 shall be effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter.

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Codification and the Hierarchy of Generally Accepted Accounting Principles (“SFAS No. 168”). SFAS No. 168 replaces SFAS No. 162 and establishes the FASB Accounting Standards Codification (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the SEC under federal securities laws are also sources of authoritative GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. SFAS No. 168 shall be effective for financial statements issued for interim and annual periods ending after September 15, 2009.

Liquidity and Capital Resources

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain our assets and operations, make distributions to our stockholders and other general business needs. We will use significant cash to purchase our target assets, repay principal and interest on any borrowings, make distributions to our stockholders and fund our operations. Our primary sources of cash will generally consist of the funds released to us from our trust account upon consummation of the transactions contemplated by the Framework Agreement, cash generated from our operating results, payments of principal and interest we receive on our portfolio of real estate-related debt investments and unused borrowing capacity under our financing sources.

While we generally intend to hold our target assets as long term investments, certain of our investments may be sold in order to manage our interest rate risk and liquidity needs, meet other operating objectives and adapt to market conditions. The timing and impact of future sales of our investments, if any, cannot be predicted with any certainty.

Potential future sources of capital include proceeds from the sale of real estate or real estate-related debt investments, proceeds from secured or unsecured financings from banks or other lenders and undistributed funds from operations. In addition, we anticipate raising additional capital from future equity financings and if the value of our common stock exceeds the exercise price of our warrants through the sale of common stock to the holders of our warrants from time to time.

Leverage Policies

Although we are not required to maintain any particular leverage ratio, we intend, when appropriate, to employ prudent amounts of leverage and use debt as a means of providing additional funds for the acquisition of our target assets and the diversification of our portfolio. We intend to use traditional forms of financing, including mortgages and credit facilities. During times when interest rates on mortgage loans are high or financing is otherwise unavailable on a timely basis, we may purchase certain properties for cash with the intention of obtaining a mortgage loan for a portion of the purchase price at a later time. In addition, we may acquire retail property indirectly through joint ventures with institutional investors as a means of increasing the funds available for the acquisition of properties.

We will generally seek to borrow on a non-recourse basis, but may also borrow at the corporate level or operating partnership level. Non-recourse indebtedness means the indebtedness of the borrower or its subsidiaries is secured only by specific assets without recourse to other assets of the borrower or any of its subsidiaries. Even with non-recourse indebtedness, however, a borrower or its subsidiaries will likely be required to guarantee against certain breaches of representations and warranties such as those relating to the absence of fraud, misappropriation, misapplication of funds, environmental conditions and material misrepresentations. Because non-recourse financing generally restricts the lender’s claim on the assets of the borrower, the lender generally may only proceed against the asset securing the debt. This protects our other assets.

We plan to evaluate each investment opportunity and determine the appropriate leverage on a case-by-case basis. We may seek to refinance indebtedness, such as when a decline in interest rates makes it beneficial to prepay an existing mortgage, when an existing mortgage matures or if an attractive investment becomes available and the proceeds from the refinancing can be used to purchase the investment. In the future, we may also seek to raise further equity capital or issue debt securities in order to fund our future investments.

Dividends

We intend to make regular quarterly distributions to holders of our common stock. U.S. federal income tax law generally requires that a REIT distribute annually at least 90% of its REIT taxable income, without regard to the deduction for dividends paid and excluding net capital gains, and that it pay U.S. federal income tax at regular corporate rates to the extent that it annually distributes less than 100% of its net taxable income. We intend to pay regular quarterly dividends to our stockholders in an amount equal to our net taxable income, if and to the extent authorized by our board of directors. Before we pay any dividend, whether for U.S. federal income tax purposes or otherwise, we must first meet both our operating requirements and debt service on debt. If our cash available for distribution is less than our net taxable income, we could be required to sell assets or borrow funds to make cash distributions or we may make a portion of the required distribution in the form of a taxable stock distribution or distribution of debt securities.

Quantitative and Qualitative Disclosures About Market Risk

We will be exposed to interest rate changes primarily as a result of long-term debt used to acquire properties and make real estate-related debt investments. Our interest rate risk management objectives will be to limit the impact of interest rate changes on earnings and cash flows and to lower overall borrowing costs. To achieve these objectives, we expect to borrow primarily at fixed rates or variable rates with the lowest margins available and, in some cases, with the ability to convert variable rates to fixed rates. With regard to variable rate financing, we will assess interest rate cash flow risk by continually identifying and monitoring changes in interest rate exposures that may adversely impact expected future cash flows and by evaluating hedging opportunities. While we do not seek to avoid risk completely, we believe that risk can be quantified from historical experience and seek to actively manage that risk, to earn sufficient compensation to justify taking those risks and to maintain capital levels consistent with the risks we undertake, while, at the same time, seeking to provide an opportunity to stockholders to realize attractive risk-adjusted returns through ownership of our capital stock.

THE SPECIAL MEETINGS OF NRDC ACQUISITION’S STOCKHOLDERS
AND WARRANTHOLDERS

General

NRDC Acquisition is furnishing this proxy statement to our stockholders and warrantholders as part of the solicitation of proxies by our board of directors for use at the special meetings of our stockholders and warrantholders to be held on October 16, 2009, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders and warrantholders on or about October 2, 2009 in connection with the vote on the proposals described herein. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meetings.

Date, Time and Place

The special meetings of stockholders and warrantholders will be held on October 16, 2009, at 10:00 a.m., Eastern time, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York.

Purpose of the NRDC Acquisition Special Meetings

At the special meeting of stockholders, NRDC Acquisition will ask holders of our common stock to consider and vote on the following proposals:

•

To approve an amendment to our charter to provide that the consummation of substantially all of the transactions of the Framework Agreement will also constitute a “Business Combination” under Article Sixth of the charter even though the Framework Agreement does not contemplate an acquisition by us of one or more assets or control of one or more operating businesses;

•	To approve the Framework Transactions and provide for our perpetual existence, consisting of the following sub-proposals:

–

to approve the transactions contemplated by the Framework Agreement which, among other things, sets forth the steps to be taken by us to continue our business as a corporation that will elect to qualify as a REIT, commencing with our taxable year ending December 31, 2010; and

–	to approve an amendment to our charter to provide that our corporate existence will be perpetual instead of terminating on October 23, 2009;

•

To approve amendments to our charter which (i) eliminate certain provisions applicable only to special purpose acquisition corporations, (ii) add various provisions relating to our intention to elect to qualify to be taxed as a REIT and (iii) revise certain other provisions in anticipation of our existence as an operating company, consisting of the following sub-proposals:

–

to eliminate the provisions only applicable to us as a special purpose acquisition corporation prior to the completion of a “Business Combination,” as defined in our charter after giving effect to the Initial Charter Proposal;

–	to change our name from “NRDC Acquisition Corp.” to “Retail Opportunity Investments Corp.”;

–

to add provisions setting forth REIT related ownership limitations and transfer restrictions on our stock, which, among other things (i) provide that no person may generally own, or be deemed to own more than 9.8% by value or number of shares, whichever is more restrictive, of shares of our common stock or 9.8% by value or number of shares, whichever is more restrictive, of shares of our capital stock, (ii) prohibit any person from beneficially or constructively owning shares of our stock that would result in us being “closely held” under Section 856(h) of the Code, or otherwise cause us to fail to qualify as a REIT and (iii) prohibit any person from transferring shares of our stock if such transfer would result in shares of our stock being beneficially owned by fewer than 100 persons;

–

to allow our board of directors to exempt a person from the REIT related limits on ownership of our stock unless the exemption would result in us being “closely held” within the meaning of Section 856(h) of the Code or otherwise would result in us failing to qualify as a REIT and to set forth requirements for the exemptions;

–

to provide that if any purported transfer of shares of our stock or any other event would otherwise result in any person violating the REIT related ownership limits or in us being “closely held” under Section 856(h) of the Code or otherwise failing to qualify as a REIT, then that number of shares that would cause such person to violate such restrictions will be automatically transferred to a trust and the intended transferee will not acquire rights in such shares or we, at our option, may redeem such shares;

–	to increase the number of authorized shares of our capital stock from 106,005,000 to 550,000,000; and

–	to eliminate the classified status of our board of directors so that all directors will be subject to re-election at each annual meeting;

•	To adopt the 2009 Equity Incentive Plan, to be effective upon completion of the transactions contemplated by the Framework Agreement;

•

To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if at the time of the special meeting, it appears that we cannot consummate the transactions contemplated by the Framework Agreement by October 23, 2009; and

•

To amend our charter to extend the date our existence terminates from October 23, 2009 to December 4, 2009 if it appears that, at the time of the special meeting of stockholders, we cannot complete the transactions contemplated by the Framework Agreement by October 23, 2009.

The approval of the Initial Charter Proposal and the Framework Transactions Proposals (including each related sub-proposal) is a condition to the consummation of the transactions contemplated by the Framework Agreement.

At the special meeting of warrantholders, NRDC Acquisition will ask holders of our warrants to consider and vote on the following proposals:

•

To approve amendments to the Warrant Agreement, which governs the terms of our outstanding warrants, in connection with the consummation of the transactions contemplated by the Framework Agreement, consisting of the following sub-proposals:

–	to provide that the exercise price of our warrants will be increased to $12.00 per share;

–	to provide that the expiration date of the warrants will be extended from October 17, 2011 to October 23, 2014;

–

to provide that a warrantholder’s ability to exercise warrants will be limited to ensure that such holder’s “Beneficial Ownership” or “Constructive Ownership,” each as defined in our charter, does not exceed the restrictions contained in our charter limiting the ownership of shares of our common stock;

–	to provide that the price at which our common stock must trade before we are able to redeem the warrants we issued in our IPO will be increased from $14.25 to $18.75; and

–

to provide that the price at which our common stock must trade before we are able to redeem the warrants we issued to NRDC Capital Management prior to our IPO will be increased from $14.25 to (x) $22.00, as long as they are held by NRDC Capital Management or its members, members of its members’ immediate families or their controlled affiliates, or (y) $18.75; and

•	To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, we are not authorized to consummate any of the Warrant Amendment Proposals or it appears we cannot consummate the transactions contemplated by the Framework Agreement by October 23, 2009.

The approval of the Warrant Amendment Proposals (including each related sub-proposal) is a condition to the consummation of the transactions contemplated by the Framework Agreement.

Recommendation of Our Board of Directors

Our board of directors:

•	has unanimously determined that each of the proposals is fair to us and in our best interests and the best interests of our stockholders and warrantholders;

•	has unanimously approved each of the proposals (including all sub-proposals);

•	unanimously recommends that our stockholders vote “FOR” the approval of the Initial Charter Proposal;

•	unanimously recommends that our stockholders vote “FOR” the approval of the Framework Transactions Proposals (including all related sub-proposals);

•	unanimously recommends that our stockholders vote “FOR” the approval of the Secondary Charter Proposals (including all related sub-proposals);

•	unanimously recommends that our stockholders vote “FOR” the approval of the Equity Incentive Plan Proposal;

•	unanimously recommends that our stockholders vote “FOR” the approval of the Stockholders Adjournment Proposal;

•	unanimously recommends that our stockholders vote “FOR” the approval of the Extension Proposal;

•	unanimously recommends that our warrantholders vote “FOR” the approval of the Warrant Amendment Proposals (including all related sub-proposals); and

•	unanimously recommends that our warrantholders vote “FOR” the approval of the Warrantholders Adjournment Proposal.

Record Date; Who is Entitled to Vote; Quorum

We have fixed the close of business on September 24, 2009, as the “record date” for determining NRDC Acquisition’s stockholders and warrantholders entitled to notice of and to attend and vote at our special meetings. As of the close of business on September 24, 2009, there were 51,750,000 shares of our common stock outstanding and entitled to vote, held by 7 holders of record, and 49,400,000 warrants outstanding and entitled to vote, held by 2 holders of record. Each share of our common stock is entitled to one vote per share at the special meeting of stockholders and each warrant is entitled to one vote per warrant at the special meeting of warrantholders.

The presence, in person or by proxy, of a majority of all the issued and outstanding shares of common stock entitled to vote constitutes a quorum at the special meeting of stockholders. The presence, in person or by proxy, of a majority of all the issued and outstanding warrants entitled to vote constitutes a quorum at the special meeting of warrantholders.

Vote of NRDC Acquisition’s Stockholders Required

Framework Transactions Proposals and Stockholders Adjournment Proposal

The approval of the Framework Transactions Sub-Proposal 1 requires that a majority of the IPO Shares voted by the holders thereof are cast in favor of the Framework Transactions Sub-Proposal 1 at the stockholders meeting. The approval of the Framework Transactions Sub-Proposal 2 requires (i) the affirmative vote of the holders of a majority of the IPO Shares outstanding on the record date and (ii) the affirmative vote of the holders of a majority of our common stock outstanding on the record date. The approval of the Stockholders Adjournment Proposal will require the affirmative vote of the holders of a majority of our common stock outstanding represented and entitled to vote thereon at the special meeting.

Brokers and nominees holding shares of record for customers are not entitled to vote on the Framework Transactions Proposals (including each related sub-proposal) or the Stockholders Adjournment Proposal unless they receive specific voting instructions from the beneficial owner of the shares. If a broker or nominee holding shares of record for a customer submits a properly executed proxy, but indicates that it does not have discretionary authority to vote as to a particular matter, those shares, which are referred to as broker non-votes, will be counted for purposes of determining whether a quorum exists. A broker non-vote will have no effect on the outcome of the Framework Transactions Sub-Proposal 1 or the Stockholders Adjournment Proposal. A broker non-vote will have the same effect as a vote against the Framework Transactions Sub-Proposal 2.

An abstention occurs when a stockholder affirmatively instructs that a vote be withheld (by checking the “abstain” box on the proxy card) or when a stockholder who has not given a proxy is present at the special meeting but does not cast a ballot or submit a proxy card in person. An abstention will be counted for purposes of determining whether a quorum exists. An abstention will have no effect on the outcome of the vote to approve the Framework Transactions Sub-Proposal 1. However, any stockholder who abstains from voting with respect to the Framework Transactions Sub-Proposal 1 will not have any conversion rights. An abstention will have the same effect as a vote against the Framework Transactions Sub-Proposal 2 and against the Stockholders Adjournment Proposal.

Initial Charter Proposal and Secondary Charter Proposals

The approval of each of the Initial Charter Proposal and the Secondary Charter Proposals (including each related sub-proposal) will require the affirmative vote of the holders of a majority of our common stock outstanding on the record date. Because these proposals require the affirmative vote of a majority of the shares of common stock outstanding for approval, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against these proposals.

The approval of the Initial Charter Proposal, the Framework Transactions Proposals (including each related sub-proposal) and the Warrant Amendment Proposals is a condition to the consummation of the transactions contemplated by the Framework Agreement. If any of the Initial Charter Proposal, the Framework Transactions Proposals (including any related sub-proposal) or the Warrant Amendment Proposals (including any related sub-proposal) is not approved, the transactions contemplated by the Framework Agreement will not be consummated. The approval of the Secondary Charter Proposals (including all related sub-proposals) is not a condition to the consummation of the transactions contemplated by the Framework Agreement and will not impact whether the transactions contemplated by the Framework Agreement are consummated.

If the Initial Charter Proposal is not approved, we will not present any other proposal to stockholders and warrantholders, except for the Stockholders Adjournment Proposal, the Warrantholders Adjournment Proposal and the Extension Proposal.

Equity Incentive Plan Proposal

The affirmative vote of a majority of votes cast at the special meeting will be required to approve the Equity Incentive Plan Proposal. Abstentions will have the effect of a vote against the Equity Incentive Plan Proposal but broker non-votes or a failure to vote will have no effect upon the Equity Incentive Plan Proposal. The approval of the Equity Incentive Plan Proposal is not a condition to the consummation of the transactions contemplated by the Framework Agreement and will not impact whether the transactions contemplated by the Framework Agreement are consummated.

If the Initial Charter Proposal, the Framework Transactions Proposals (including any related sub-proposal) or the Warrant Amendment Proposals (including any related sub-proposal) are not approved, the Equity Incentive Plan Proposal will not be presented to stockholders for a vote.

Extension Proposal

The affirmative vote of the holders of a majority of our common stock outstanding on the record date will be required to approve the Extension Proposal. Because this proposal requires the affirmative vote of a majority of the shares of common stock outstanding for approval, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against this proposal.

The Extension Proposal will only be presented to our stockholders if, at the time of the special meeting, it appears that we are unable to consummate the transactions contemplated by the Framework Agreement. If such case, the only proposals that will presented at the special meetings will be the Extension Proposal, the Stockholders Adjournment Proposal and the Warrantholders Adjournment Proposal. If the Stockholders Adjournment Proposal and the Extension Proposal are approved, we will adjourn the special meeting of stockholders with respect to the Initial Charter Proposal, the Framework Transactions Proposals, the Secondary Charter Proposals and the Equity Incentive Plan Proposal to a later date, but no later than December 4, 2009. That is, we will close the voting with respect to the Extension Proposal and the Stockholders Adjournment Proposal prior to the adjournment of the stockholders meeting on October 16, 2009. If the Extension Proposal and the Stockholders Adjournment Proposal are approved, we will file an amendment to our charter with the Secretary of State of the State of Delaware to effect the Extension Proposal immediately after the adjournment of the stockholders meeting. The amendment to our charter to extend our existence until December 4, 2009 will be in effect during an adjournment while the other proposals are pending.

Vote of NRDC Acquisition’s Warrantholders Required

The approval of the Warrant Amendment Proposals (including each related sub-proposal) will require the affirmative vote of the holders of a majority of our warrants outstanding on the record date. Because each sub-proposal requires the affirmative vote of a majority of the warrants outstanding for approval, abstentions and warrants not entitled to vote because of a broker non-vote will have the same effect as a vote against a sub-proposal.

The approval of the Warrantholders Adjournment Proposal will require the affirmative vote of the holders of a majority of our warrants represented and entitled to vote thereon at the meeting. Abstentions are deemed entitled to vote on such proposal. Therefore, they have the same effect as a vote against this proposal. Broker non-votes are not deemed entitled to vote on such proposal and, therefore, they will have no effect on the vote on such proposal.

The approval of the Initial Charter Proposal, the Framework Transactions Proposals (including each related sub-proposal) and the Warrant Amendment Proposals (including each related sub-proposal) are conditions to the consummation of the transactions contemplated by the Framework Agreement. If any of the Initial Charter Proposal or the Framework Transactions Proposals (including any related sub-proposal) is not approved, the transactions contemplated by the Framework Agreement will not be consummated.

If the Initial Charter Proposal or the Framework Transactions Proposals (including any related sub-proposal) are not approved, we will not present any proposal to our warrantholders, except for the Warrantholders Adjournment Proposal.

Voting Your Shares or Warrants

Each share of our common stock or warrants that you own in your name entitles you to one vote at the special meetings of stockholders and warrantholders, respectively. Your proxy card shows the number of shares of our common stock or warrants that you own. If your shares or warrants are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares or warrants you beneficially own are properly counted.

There are two ways to vote your shares of our common stock or warrants at the special meetings:

•

You Can Vote By Signing and Returning the Enclosed Proxy Card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares or warrants as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares or warrants, your shares or warrants will be voted as recommended by our board “FOR” all of the proposals (including all related sub-proposals). Votes received after a matter has been voted upon at the special meetings will not be counted.

•

You Can Attend the Special Meetings and Vote in Person. We will give you a ballot when you arrive. However, if your shares or warrants are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares or warrants.

Revoking Your Proxy

If you provide a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify Robert Baker, our secretary, in writing before the special meetings that you have revoked your proxy; or

•	you may attend the special meetings, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares or Warrants

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock or warrants, you may call Morrow & Co., LLC, our proxy solicitor, toll-free at (800) 607-0088, or our employee Joseph Roos at (914) 272-8066.

Proxy Solicitation Costs

NRDC Acquisition is soliciting proxies on behalf of our board of directors. All solicitation costs will be paid by us. This solicitation is being made by mail but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means, including email and facsimile.

We have hired Morrow & Co., LLC to assist in the proxy solicitation process. We will pay that firm a fee of $36,000 plus disbursements.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Voting Commitments; Securities of the Founder Stockholders

As of September 24, 2009, the record date for the special meetings, the Founder Stockholders owned and were entitled to vote 10,350,000 Founders’ Shares. We and BofA entered into agreements with each of the Founder Stockholders pursuant to which each Founder Stockholder agreed to vote all of his, her or its:

•	Founders’ Shares in accordance with the majority of the votes cast by IPO Shares with respect to the Framework Transactions Sub-Proposal 1;

•	shares of our common stock (Founders’ Shares and IPO Shares) in favor of the Framework Transactions Sub-Proposal 2; and

•	IPO Shares in favor of the Framework Transactions Sub-Proposal 1. As a result, a Founder Stockholder who acquires shares in the secondary market must vote those shares in favor of the Framework Transactions Sub-Proposal 1 with respect to those shares, and will therefore not be eligible to exercise conversion rights for those shares if the Framework Transactions Sub-Proposal 1 is approved as required by our charter.

The Founder Stockholders have informed us that they intend to vote all their shares and warrants in favor of all the other proposals (including all related sub-proposals) that will be presented at the special meetings of our stockholders and warrantholders.

From the consummation of the IPO to September 24, 2009, the record date for the special meetings, no Founder Stockholder has purchased any shares of our common stock or warrants in the open market. If the Founder Stockholders believe it would be desirable for them or their affiliates to purchase shares or warrants in advance of the special meetings, such determination would be based on factors such as the likelihood of approval or disapproval of the proposals, the number of shares for which conversion may be requested and the financial resources available to such prospective purchasers.

The Founders’ Shares have no liquidation rights and will be worthless if a “Business Combination” (as defined in our current charter and as used in our IPO prospectus) or if the Framework Transactions (if the Initial Charter Proposal is approved) are not effected by us. Our independent directors have agreed to cancel all but 25,000 shares of our common stock acquired by them prior to our IPO prior to or upon consummation of the transactions contemplated by the Framework Agreement for no consideration. NRDC Capital Management has agreed to cancel all of its Founders’ Shares, 10,125,000 shares, prior to or upon consummation of the transactions contemplated by the Framework Agreement for no consideration. In connection with the IPO, NRDC Capital Management had agreed to purchase from us an aggregate of 2,000,000 of the Co-Investment Units at a price of $10.00 per unit for an aggregate purchase price of $20,000,000 in a transaction that would occur immediately prior to the consummation of our initial “Business Combination” (as defined in our current charter and as used in our IPO prospectus) pursuant to a co-investment agreement (the “Co-Investment Agreement”). One of the transactions contemplated by the Framework Agreement is the termination of the Co-Investment Agreement to terminate our obligation to issue, and NRDC Capital Management’s obligation to purchase, the Co-Investment Units.

THE INITIAL CHARTER PROPOSAL

General

We are proposing to amend our charter to revise the definition of a “Business Combination.” If the Initial Charter Proposal is approved by our stockholders, the definition of “Business Combination” will be amended to also include the consummation of substantially all of the transactions contemplated by the Framework Agreement.

Reasons for the Initial Charter Proposal; Effects

In the prospectus included in the registration statement for our IPO, we undertook to consummate an initial “Business Combination” (as defined in our current charter) in which we would acquire one or more assets or control of one or more operating businesses, through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination having, collectively, a fair market value of at least 80% of the amount in our trust account (as determined in accordance with the requirements of our charter) at the time of such acquisition by October 23, 2009 or liquidate. These requirements were set forth in our charter. In the transactions set forth in the Framework Agreement, we are not acquiring one or more assets or control of one or more operating businesses. Instead, the Framework Agreement sets forth the steps we will take to continue our business as a corporation that will qualify as a REIT, commencing with our taxable year ending December 31, 2010. In addition, we stated in our IPO prospectus that in connection with seeking stockholder approval of an initial business combination, we would furnish our stockholders with proxy materials that would include audited historical financial statements of the target business. Because we have not yet identified specific real properties for purchase, we are not including in this proxy statement audited financial statements relating to any of our target assets. Accordingly, the proposed transactions contemplated by the Framework Agreement do not satisfy the above requirements as originally contemplated by our IPO prospectus. However, we considered and analyzed numerous companies and acquisition opportunities in our search for an attractive business combination candidate, none of which were believed to be as attractive to public stockholders as continuing our business as a corporation that will elect to qualify as a REIT, commencing with our taxable year ending December 31, 2010.

Our current charter requires that we can only complete a business combination involving an acquisition of real property assets or one or more operating businesses if the fair market value of such assets or business is at least equal to 80% of the balance in the trust account (less the deferred underwriting discounts and commissions and taxes payable) at the time of such combination. The fair market value of such assets or business will be determined by our board of directors based upon standards generally accepted by the financial community, such as actual and potential sales, earnings, cash flow and book value. Our current charter provides that if our board of directors is not able to independently determine that the target assets or business has a sufficient fair market value to meet the threshold criterion, we would have to obtain an opinion from an unaffiliated, independent investment banking firm which is a member of the Financial Industry Regulatory Authority (FINRA) with respect to the fair market value of the target business. We do not believe that such circumstances under which our charter requires us to obtain a fairness opinion are applicable to the transactions contemplated by the Framework Agreement. We also stated in our IPO prospectus, because we had agreed to do so in the underwriting agreement we entered into with the underwriters in our IPO, that we would obtain a fairness opinion if one of our executive officers, directors or existing stockholders is affiliated with the target business. We have since amended the underwriting agreement to remove this provision. The absence of the acquisition of an existing business or assets also precluded the use of customary analyses on which fairness opinions are typically based.

In considering the Initial Charter Proposal, our board of directors came to the conclusion that the potential benefits to NRDC Acquisition and our stockholders of the transactions contemplated by the Framework Agreement outweighed the possibility of any liability described below as a result of the Initial Charter Proposal being approved. The ownership percentage of our stockholders who do not exercise their conversion rights will increase as a result of the cancellation of certain of the

Founders’ Shares. Moreover, we are still offering holders of IPO Shares the right to affirmatively vote their IPO Shares against the Framework Transactions Sub-Proposal 1 and demand that such shares be converted into a pro rata portion of the trust account. Accordingly, we propose to amend our charter immediately prior to consummation of the transactions contemplated by the Framework Agreement in order to allow for us to complete such transactions.

We disclosed in the registration statement for our IPO that we would seek to consummate a business combination (as defined in the current charter) involving an acquisition of real property assets or an operating business where we believed we could increase the value of the overall enterprise by altering the structure of or relationship between the operating business and its real estate and/or improving, expanding or repositioning the real estate underlying the operating business by October 23, 2009 or liquidate. We have been unable to identify a suitable target with which to consummate a business combination. Our board of directors has determined that, given the attractiveness of the current retail real estate market and our management’s experience in real estate, rather than liquidating, it is in the best interests of stockholders to proceed with the proposals set forth in the proxy statement. Consistent with the protections of our current charter, if a stockholder does not agree with our proposed business plan, the Framework Transactions preserve for each stockholder the right to convert its shares and receive its pro rata share of the funds in our trust account.

Our charter purports to prohibit amendment to certain of its provisions without the unanimous consent of our stockholders, including the definition of a “Business Combination,” prior to consummation of an initial “Business Combination.” The prospectus we issued in our IPO stated that we had been advised that such provision limiting our ability to amend our charter may not be enforceable under Delaware law. While our IPO prospectus indicated that we viewed the charter provisions purporting to prohibit amendments to certain of its provisions without the unanimous consent of our stockholders as obligations to our stockholders and stated that our officers and directors would not recommend or take any action to waive or amend any of these provisions that would take effect prior to the consummation of our initial business combination, in light of the reasons for the Initial Charter Proposal set forth in the preceding paragraph, we believe it is in the best interest of our stockholders to proceed with the proposals set forth in the proxy statement.

We have received an opinion from special Delaware counsel, Richards, Layton & Finger, P.A., concerning the validity of the Initial Charter Proposal. We did not request Richards, Layton & Finger to opine on whether the clause currently contained in Article Sixth of our charter prohibiting amendment of Article Sixth without the unanimous consent of our stockholders prior to consummation of a “Business Combination” was valid when adopted and do not intend on seeking advice of counsel on that question from any other source. Richards, Layton & Finger concluded in its opinion, based upon the analysis set forth therein and its examination of Delaware law, and subject to the assumptions, qualifications, limitations and exceptions set forth in its opinion, that “the provision in paragraph G of Article Sixth of the [charter], which requires unanimous stockholder approval to amend Article Sixth effectively eliminates [NRDC Acquisition’s] (and, consequently, [NRDC Acquisition’s] directors’ and stockholders’) statutory power to amend Article Sixth… and is therefore not valid under the General Corporation Law” and that “the [charter amendment set forth in the Initial Charter Proposal]… if duly adopted by the Board of Directors of [NRDC Acquisition] (by vote of the majority of the directors present at a meeting at which a quorum is present or, alternatively, by unanimous written consent) and duly approved by the holders of a majority of the outstanding stock of [NRDC Acquisition] entitled to vote thereon, all in accordance with Section 242(b) of the General Corporation Law, would be valid and effective when filed with the Secretary of State in accordance with Sections 103 and 242 of the General Corporation Law.” A copy of Richards, Layton & Finger’s opinion is included as Annex H to this proxy statement, and stockholders are urged to review it in its entirety.

Because our charter in its current form does not allow for us to consummate the transactions contemplated by the Framework Agreement, each person who purchased his, her or its IPO Shares in the IPO and still held such shares upon learning of the facts set forth above may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his, her or its securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security).

Such claims may entitle stockholders asserting them to as much as $10.00 or more per share, based on the initial offering price of the IPO units comprised of stock and warrants, less any amount received from sale of the original warrants purchased with them, plus interest from the date of our IPO (which, in the case of holders of IPO Shares, may be more than the pro rata share of the trust account to which they are entitled on conversion or liquidation).

In general, a person who purchased shares pursuant to a defective prospectus or other representation must make a claim for rescission within the applicable statute of limitations period, which, for claims made under Section 12 of the Securities Act of 1933, as amended, and some state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his, her or its shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence. Rescission and damages claims would not necessarily be finally adjudicated by the time the transactions contemplated by the Framework Agreement may be completed, and such claims would not be extinguished by consummation of such transactions.

Even if you do not pursue such claims, others, who may include all holders of IPO Shares, may. We cannot predict whether stockholders will bring such claims, how many might bring them or the extent to which they might be successful.

If the Initial Charter Proposal is approved, we will present the other proposals described in this proxy statement to stockholders and warrantholders for their approval. If all of such proposals are approved, the following will occur:

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We will file a certificate of amendment of our charter with the Secretary of State of the State of Delaware to amend the first two sentences of Article Sixth to revise the definition of a “Business Combination” as set forth below.

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Immediately after the filing of such certificate of amendment, we will be authorized to consummate the transactions contemplated by the Framework Agreement. Thereafter, we will look to satisfy all necessary conditions to consummation of such transactions.

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Once all conditions to closing the transactions are satisfied, we will file all necessary documents with the Secretary of State of the State of Delaware to effectuate such transaction, including certificates of amendment of our charter consistent with the provisions of the Framework Transactions Sub- Proposal 2 and the Secondary Charter Proposals.

Specifics of the Initial Charter Proposal

A “Business Combination” is currently defined in Article Sixth of our charter as follows:

“A “ Business Combination” shall mean the acquisition by the Corporation of one or more assets or control of one or more operating businesses (collectively, the “ Target Business”), through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination having, collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the amount in the Trust Fund (excluding the deferred underwriting discounts and commissions and taxes payable) at the time of such acquisition; provided, that any acquisition of multiple assets or operating businesses shall occur contemporaneously with one another.”

If the Initial Charter Proposal is approved, the definition of a “Business Combination” will read in its entirety as follows:

“A “ Business Combination” shall mean the (i) acquisition by the Corporation of one or more assets or control of one or more operating businesses (collectively, the “ Target Business”), through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination, having, collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the amount in the Trust Fund (excluding the deferred underwriting discounts and commissions and taxes payable) at the time of such acquisition; provided, that any acquisition of multiple assets or operating businesses shall occur contemporaneously with one another; or (ii) consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009, by and between the Corporation and NRDC Capital Management, LLC (the “ Framework Transactions”).”

The foregoing descriptions of the Initial Charter Proposal are only a summary. The full text of the charter amendment which implements the Initial Charter Proposal, a copy of which is attached as Annex B to this proxy statement, is incorporated by reference into this proxy statement. Our rights and obligations are governed by the express terms and conditions of the charter amendment which implements the Initial Charter Proposal and not by this summary. This summary and the summaries of the Initial Charter Proposal elsewhere in this proxy statement may not contain all of the information about the Initial Charter Proposal that is of importance to you and are qualified in their entirety by reference to the complete text of the charter amendment which implements the Initial Charter Proposal. We encourage you to read the charter amendment which implements the Initial Charter Proposal carefully and in its entirety for a more complete understanding of the Initial Charter Proposal.

Appraisal Rights

Our stockholders do not have appraisal rights under the DGCL in connection with the Initial Charter Proposal.

Consequences If the Initial Charter Proposal Is Not Approved

The approval of the Initial Charter Proposal is a condition to the consummation of the transactions contemplated by the Framework Agreement. If the Initial Charter Proposal is not approved by the requisite vote of stockholders at the special meeting, the proposed charter amendment will not take effect and the remaining proposals will not be submitted to stockholders and warrantholders for their approval.

If the Initial Charter Proposal is not approved, we will not present any other proposal to our stockholders and warrantholders, except for the Stockholders Adjournment Proposal, the Extension Proposal and the Warrantholders Adjournment Proposal.

Required Vote

The approval of the Initial Charter Proposal requires the affirmative vote of the holders of a majority of our common stock outstanding on the record date. Because this proposal requires the affirmative vote of a majority of the shares of common stock outstanding for approval, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against the Initial Charter Proposal.

Recommendation of Our Board of Directors

Our board of directors, in connection with its approval of the transactions contemplated by the Framework Agreement, has unanimously declared the advisability of and approved the Initial Charter Proposal. Our board of directors unanimously recommends that you vote or give instructions to vote “FOR” the approval of the Initial Charter Proposal.

THE FRAMEWORK TRANSACTIONS PROPOSALS

General

We are submitting the Framework Transactions Proposals to our stockholders because our charter requires that prior to the consummation of a “Business Combination” (as defined in our current charter) we will submit the “Business Combination” to our stockholders for approval, even if the nature of the transaction is such as would not ordinarily require stockholder approval under applicable state law. The consummation of substantially all the transactions contemplated by the Framework Agreement, as described in the next paragraph, if the Initial Charter Proposal is approved, constitutes a “Business Combination” as defined in our charter. In connection with submitting the proposal to approve the transactions contemplated by the Framework Agreement, our charter requires that we also submit to our stockholders any proposal to amend our charter to provide for our perpetual existence at the time we submit any proposed “Business Combination” (as defined in our charter, including if the Initial Charter Proposal is approved) to our stockholders for their consideration.

The Framework Agreement sets forth the steps we will take to continue our business as a corporation that will elect to qualify to be taxed as a REIT, commencing with our taxable year ending December 31, 2010. In particular, we will submit the Initial Charter Proposal, the Framework Transactions Proposals, the Secondary Charter Proposals and the Equity Incentive Plan Proposal to our stockholders for their approval and the Warrant Amendment Proposals to our warrantholders for their approval. We have entered into (i) agreements with our IPO underwriters to revise the compensation they will receive upon consummation of the transactions contemplated by the Framework Agreement and (ii) amendments to each of the letter agreements between us, BofA and each of the Founder Stockholders, pursuant to which each Founder Stockholder has agreed to surrender certain, or in the case of NRDC Capital Management, all, of its shares prior to or upon consummation of the transactions contemplated by the Framework Agreement. We will also enter into (i) a termination agreement with NRDC Capital Management to terminate NRDC Capital Management’s obligation to purchase and our obligation to issue, Co-Investment Units immediately prior to the consummation of the transactions contemplated by the Framework Agreement and (ii) certain ancillary documents. Please see the section entitled “The Framework Agreement.”

Background of the Framework Transactions Proposals

We were formed on July 10, 2007 to acquire one or more assets or control of one or more operating businesses through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination. Our charter provides that we must liquidate unless we have consummated a business combination by October 23, 2009, 731 days after the IPO. As of September 24, 2009, we had $409,174,253 (or $408,787,488 net of $386,765 of accrued but unpaid expenses) held in deposit in our trust account.

Following the IPO, we began a wide international search for a suitable asset and/or operating business to acquire. We created and implemented a process involving three major components: (i) several national and regional investment banking firms with sector concentrations, including Bank of America Merrill Lynch, JPMorgan Securities Inc., Financo, Milestone Advisors CSCA Capital Advisors, LLC, Sterne Agee, Goldman, Sachs & Co., Morgan Stanley, Credit Suisse, Keefe, Bruyette & Woods, Stifel, Nicolaus & Company and Global Hunter Securities (the first six of which we considered our financial advisors) were solicited and informed of our objectives and asked to recommend and introduce prospective business combination targets; (ii) we engaged in direct contact with private equity firms, inquiring about their portfolio companies; and (iii) we utilized our board of directors and our officers’ affiliations with other investment platforms as well as accounting and legal firms as means of introduction and subsequent direct contact with potential acquisition targets for a business combination. Through this process, we studied approximately 300 potential target companies. Of these targets, we signed confidentiality agreements with over 30 potential sellers, and proceeded to do more advanced research. We submitted non-binding terms sheets, proposals or offer letters to 12 of the potential sellers, and proceeded to work on confirmatory due diligence and definitive documentation. A summary of each of the transactions to reach the level of a submitted term sheet, proposal or offer letter is described below.

In November 2007, we were contacted by a private equity firm that desired to sell a portfolio company. The target competed in the retail industry and the owners controlled a large amount of the target’s real estate. We signed a confidentiality agreement and began to review and analyze company performance information and build financial models. Thereafter we submitted a non-binding term sheet to purchase all of the target’s assets for cash and began to perform confirmatory due diligence and work on definitive documentation. During the due diligence phase, the target informed us that it would not be able to include the real estate in any transaction. Also, the performance of the target began to deteriorate over the holiday season. This information made us reconsider the transaction, and the offer was withdrawn in January 2008. The target ultimately went bankrupt.

In December 2007, we were contacted by a large global investment bank that represented a family-owned retail convenience store business with several different divisions for sale in an auction process including energy and real estate. We signed a confidentiality agreement in December 2007, and began to review the information on the various divisions. We met with target executives and invested considerable time in designing an initial non-binding offer letter for all the assets of the target for a combination of cash and stock, utilizing the help of its own investment banker advisors, which we submitted in February 2008. The offer was designed to maximize value for the sellers, while lowering the overall cost of capital for our stockholders, and simultaneously creating a public currency for the target to use for future acquisitions. We further refined the offer and resubmitted an amended proposal in March 2008. The target which was owned by several different family members, was unable to reach a consensus on the offer. The target remains unsold.

In May 2008, the same global investment bank introduced us to another target in the same convenience store sector. We signed a confidentiality agreement with the target in May 2008, and proceeded to have several meetings with the target, and ultimately concluded that the target had the leadership and resources to be a platform company for an amalgamation of other competitors. We submitted a non-binding offer to purchase all the assets of the target for stock in September 2008, and began to work with the target on the amalgamation strategy while beginning confirmatory due diligence and creating definitive documentation. Shortly thereafter the target announced that it had chosen to align itself with another company, and the transaction was terminated. The target remains unsold.

Also in May 2008, another investment bank introduced us to a dominant catalog retail company that also owned a significant amount of real estate. We signed a confidentiality agreement with the target. In July 2008, we met with the owners of the target, and began to review confidential materials and build a business case for the acquisition of the target. We had our investment bankers design and submit a valuation proposal for all the assets of the target for combination of cash and stock, which received a favorable response. However, as the capital markets began to deteriorate during the summer of 2008, and given the concentration of the target’s revenue and profits around the holiday season, we decided to delay proceeding with definitive documentation until after the 4th quarter of 2008. The 4th quarter 2008 performance of the target was ultimately insufficient to justify a business combination with us. The target remains unsold.

In October 2008, in the wake of significant dislocation in the U.S. banking and real estate sectors, we began to concentrate our focus in these two areas, seeking to deploy equity capital into assets or companies that required recapitalization or sought to sell assets. We intensified our prospective investment process and increased the frequency of our communication with sector specific investment banks that covered banking and real estate.

In November 2008, we signed a confidentiality agreement with a private mid-west regional bank that wished to recapitalize through merger. We reviewed the confidential materials, including the various products and services offered by the target, the competitive landscape in the targets region, and its financial performance. In December 2008, we delivered a non-binding offer letter to the target to purchase all of its assets for stock. Utilizing our substantial access to real estate finance executives, we began an in-depth analysis of the target’s loan portfolio. This analysis included discussions with the management of the target, as well as internally generated estimates of recovery on assets, and the potential degradation of the book value of the target. As the result of this due diligence, we concluded that the deteriorating value of the legacy assets of the target had a high probability of reducing the book value of the target further than initially estimated. Moreover, our research on the capital markets environment and public shareholder sentiment for the acquisition of banks or existing legacy bank assets revealed that any acquisition of the target at a price acceptable to the seller would have a low probability of succeeding in the market. We retracted our offer in January 2009.

In December 2008, a global investment bank and a smaller sector specific investment bank, both advisors to us, introduced a publicly traded REIT to us. The target was seeking to recapitalize through merger as it was facing a maturity of a portion of its debt. We entered into a confidentiality agreement with the target, engaged the introducing investment bankers as our buy-side representatives and began to analyze specific confidential information about the target. In January 2009, we submitted a non-binding term sheet proposal to the target to purchase all of its capital stock for our stock. We held several meetings with management and performed extensive due diligence on the target. With the advice of its bankers, we designed a recapitalized business plan for the target, which would include the ability of the target to avail itself of our capital to reduce debt and purchase new properties in a dislocated real estate market. We had several follow-on discussions with the management of the target and made a formal presentation to the board of the target in late March 2009. The board of the target, advised by its own investment bank, rejected the proposal and instead decided to seek liquidity through other means. The target remains unsold, though it has extended the maturity of some of its debt.

In January 2009, we began to investigate the concept of becoming a bank, REIT or mortgage REIT by ourselves in a transaction that would not comply with the definition of “Business Combination” set forth in our charter and described in our IPO prospectus, because as asset prices in these sectors continued to decline, research evidenced that a new company without the encumbrance of legacy assets could be more attractive to the market. That month, we signed a confidentiality agreement with a publicly traded loan servicing company to investigate the transfer of assets to us for cash and stock. Beginning in February 2009, several non-binding proposals were exchanged and discussed between us and the target, including the creation of a new loan servicing company that would also purchase loans and real estate securities from banks and other institutions that desired to sell them. No final agreement was ever reached, however, and we ceased negotiations in May 2009 because the parties could not agree on the economic terms of a transaction.

In February 2009, while in the middle of working on the immediately preceding prospective transaction, a sector specific investment bank introduced us to a team of mortgage REIT portfolio managers who were seeking capital and looking for a publicly traded platform. We signed a confidentiality agreement and began to review the performance history of the team and the mortgage asset class they managed. Several proposals were exchanged between us and the portfolio management team, as we, with the help of our financial advisors from the sector specific investment bank, sought to design a structure that would be priced competitively when compared to other publicly traded platforms that traded similar mortgages. However, a capital markets study revealed that, at the time, the other publicly traded competitors in that sector were trading at price levels that would have made it difficult to accommodate the desired economics of the portfolio management team and still be attractive to our stockholders. Negotiations ceased in April 2009.

In March 2009, a global investment bank introduced us to a very large, private multi-regional bank that was seeking capital or other strategic alternatives. The investment bank proposed a creative solution in which we would purchase a controlling portion of the target and become a bank holding company. We entered into a confidentiality agreement with the target in April 2009, and began to receive and review detailed information of the company, including its financial performance versus that of its competitors in various markets, its diversified businesses and product offerings, and its legacy loan portfolio. With the help of our financial advisors from the global investment bank, we designed a structure that would protect our stockholders from further deterioration in the book value of the target, while affording the target’s stockholders the opportunity to participate in the performance of the target going forward. We submitted a non-binding term sheet that involved us acquiring a controlling portion of the target’s stock in exchange for our stock in early May 2009 and proceeded to meet with management, arrange for confirmatory due diligence and begin working on definitive documentation. In mid May 2009, the owners of the target notified us that they believed that a strategic alternative would not be necessary for the target to succeed, and ceased negotiations with us. The target remains independent.

In May 2009, a regional investment bank with a specific sector concentration, which had previously introduced potential acquisition targets to us, began to work with us on the identification and acquisition of small chartered banks or thrifts with few legacy assets, which could then be capitalized by merging with us. During May 2009, we identified a small state chartered bank, signed a confidentially agreement, and proceeded to review information about the historical performance of the target, the management team and the details of the target’s charter and regulatory environment. Later in May, we negotiated a transaction with the target and submitted a non-binding term sheet to the target for an all cash merger. We then proceeded to work on confirmatory due diligence and definitive documentation, including amendments to the regulatory business plan of the target bank, and the augmentation of the management team for the deployment of significant new capital into the target bank. In June 2009, the target communicated to our management that it decided not to pursue a publicly traded platform, and the transaction with the target was halted.

In May 2009, a global investment bank introduced us to a mainland China utilities company. That same month we engaged the global investment bank as our buy side advisor, and signed a confidentiality agreement with the target. We received and studied the confidential information regarding the target and met with management of the target to review the performance of the target and determine the market opportunity for its business plan. We submitted a non-binding term sheet containing our proposal for a cash and stock acquisition for 100% of the target in May 2009. Shortly thereafter, the target informed us that it believed current market conditions inhibited a public capital markets solution at this time and further work on the transaction was stopped.

In May 2009, we were contacted by a regional investment bank that specialized in listing Chinese companies in the United States. The bank had been engaged by its client, a significant Chinese sponsor group, to find a U.S. capital markets alternative to a Hong Kong listing. We were introduced to a large thermoplastic company with a dominant presence in the fast growing Chinese market. We signed a confidentiality agreement in May 2009, and began an examination of the target, including its product, markets and competitive position in the industry. We also studied the sponsor group, noting that they had attracted well known international investors to the target, and had already completed a Hong Kong offering for another portfolio company. In June 2009, we engaged a global investment bank as our financial advisor and visited the target to tour the facilities and meet with management, and submitted a non-binding term sheet to the target to purchase the entire company for a combination of cash and stock. At that point, the target engaged counsel, accountants and other investment banking advisors to work on definitive documentation and complete audited financial statements acceptable to the SEC. Simultaneously, we and our legal and financial advisors visited the company on several occasions, conducting interviews and legal, financial, and operating due diligence. In July 2009, the target notified us that its audited financials would not be ready until at least late August in a format acceptable to the SEC. Moreover, we believed further refinements to the financial statements would most likely be required which could delay the process even further. In late July 2009, we terminated discussions with this target because we made a business judgment that given the facts available to us, the historical clarification of the audited financials could not be reconciled in the given time frame. Without full knowledge of the veracity of the financial statements or the knowledge that the statements could be prepared in a timely manner, we believed that we could not approach our stockholders and seek an extension of our existence without full certainty that a viable deal with the target was feasible. The target remains private.

On July 27, 2009, our management decided to pursue a structure that it had been studying since January 2009. This structure would enable us to purchase assets related to retail real estate by completing the requirements to create an internally managed REIT. We had originally staffed our management team and board of directors with experienced individuals in either the retail industry or the real estate industry. We believed we had the experience (supplemented with key management additions) to direct a newly capitalized REIT with no legacy assets. Such a REIT would be well positioned to purchase assets in the current retail real estate market. On July 28, 2009, we engaged Clifford Chance US LLP and other counsel to advise us on becoming an internally managed retail REIT. On July 29, 2009, and July 30, 2009, our management met with counsel and investment bankers to research the market opportunity and the technical process of creating an internally managed REIT. Our management also began to contact potential new executives to assist in implementing the business plan. On July 30, 2009, we held a meeting of our board of directors where management presented their findings and the board agreed to pursue the opportunity. The recollection of the members of the Company’s management team who were present at the meeting is that the Company’s management team and the Board discussed in detail the merits of pursuing the proposed transaction that has now been embodied in the Framework Agreement. On July 31, 2009, we instructed Clifford Chance US LLP and other counsel to create the definitive documentation necessary for the transaction.

Our board of directors met telephonically on August 6, 2009 and at the meeting Clifford Chance US LLP reviewed for the board the key terms relating to the Framework Agreement and the related agreements, including the proposed charter and warrant amendments. Following the presentation, the directors addressed questions to, and discussed the proposed transaction with, members of our management and our legal advisors. After extensive discussions, our board determined that the transactions contemplated by the Framework Agreement and the related transactions and agreements were fair to and in the best interests of NRDC Acquisition and our stockholders, and in the case of the proposed warrant amendments, the warrantholders, and the directors (including all independent directors) unanimously, with one director absent, voted to approve the Framework Agreement and the related transactions and agreements and to recommend to our stockholders that they approve the transactions contemplated by the Framework Agreement, including the charter and warrant amendments, as well as the 2009 Equity Incentive Plan. The determination by our board of directors was made by our board of directors after it considered, among other things, potential forward purchases by us of IPO Shares from the holders thereof and non-cash arrangements that may be used to influence stockholder voting and guide the outcome of the approval of the Framework Transactions Sub-Proposal 1.

The Framework Agreement was signed on August 7, 2009. Prior to the market open on August 10, 2009, we issued a press release and subsequently filed a Current Report on Form 8-K on the same day announcing the execution of the Framework Agreement and discussing the terms of the Framework Agreement.

Our board of directors met telephonically again on September 25 and at the meeting the directors unanimously, with all directors present, voted to ratify, confirm and approve the Framework Agreement and the related transactions and agreements and to recommend to our stockholders that they approve the transactions contemplated by the Framework Agreement, including the charter and warrant amendments, as well as the 2009 Equity Incentive Plan, all of which had been previously approved at the August 6, 2009 board meeting. The determination by our board of directors was made by our board of directors after it considered, among other things, potential forward purchases by us of IPO Shares from the holders thereof and non-cash arrangements that may be used to influence stockholder voting and guide the outcome of the approval of the Framework Transactions Sub-Proposal 1.

Reasons for the Framework Transactions Proposals

Our board of directors carefully evaluated the Framework Agreement and the other agreements relating to the proposed transactions set forth in the Framework Agreement. Our board of directors concluded that the Framework Agreement and the transactions contemplated by the Framework Agreement are in the best interests of our stockholders. In reaching this conclusion, our board of directors considered a wide variety of factors, including the information presented to our board of directors illustrating the market opportunity inherent in continuing our business as a corporation that will elect to qualify as a REIT, commencing with our taxable year ending December 31, 2010. Because of the complexity of those factors, our board did not consider it practicable to quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the board may have given different weight to different factors. In light of these considerations, our board of directors felt it was in the best interests of our public stockholders to go forward with the transactions contemplated by the Framework Agreement. Although the transactions contemplated by the Framework Agreement do not satisfy all the requirements of our IPO prospectus and current charter, and we in our IPO prospectus stated that we would not seek to amend certain provisions of our charter to remove or alter such requirements, our board of directors felt that (i) the potential opportunity for appreciation for public stockholders who vote in favor of the transactions contemplated by the Framework Agreement, and the fact that any public stockholder which did not find this to be an attractive investment opportunity could vote against the transactions contemplated by the Framework Agreement and seek conversion and (ii) the elimination of substantial dilution from (x) the cancellation of NRDC Capital Management’s Founders’ Shares and certain of the Founders’ Shares held by our independent directors, (y) the warrants as a result of the proposed increases in exercise price of approximately 20% above the expected net asset value per share immediately after consummation of the transactions contemplated by the Framework Agreement and (z) the reduction of the deferred IPO underwriting fees of the IPO underwriters warranted making such amendments and alterations.

We disclosed in the IPO prospectus that we would seek to consummate a business combination (as defined in the current charter) involving an acquisition of real property assets or an operating business where we believed we could increase the value of the overall enterprise by altering the structure of or relationship between the operating business and its real estate and/or improving, expanding or repositioning the real estate underlying the operating business. We have been unable to identify a suitable target with which to consummate a business combination by October 23, 2009 or liquidate. Our board of directors has determined that, given the attractiveness of the current retail real estate market and our management’s experience in real estate, rather than liquidating, it is in the best interests of stockholders to proceed with the proposals set forth in the proxy statement. Consistent with the protections of our current charter, if a stockholder does not agree with our proposed business plan, the Framework Transactions preserve for each stockholder the right to convert its shares and receive its pro rata share of the funds in our trust account. In addition, if 30% or more of the IPO shares are converted, the transactions contemplated by the Framework Agreement will not be completed. Therefore, the possibility of liquidation has not been removed and a stockholder has the ability to receive the liquidation value by converting its shares.

The following is a summary of the material factors (but does not include all of the factors) that our board of directors considered.

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Although we identified and held discussions with many potential target businesses, we were unable to find suitable target businesses with which we believe we could consummate a “Business Combination,” as defined in our current charter, prior to October 23, 2009. Rather than liquidating, our board of directors believes we should continue as a corporation that will qualify as a REIT given (1) the concessions made by NRDC Capital Management, our independent directors, the underwriters in our IPO and, potentially, our warrantholders, which will substantially reduce the dilution to our stockholders and (2) our management team’s expertise in the real estate sector and their ability to execute our proposed business plan. Pursuant to that plan, we intend to invest in, acquire, own, lease, reposition and manage a diverse portfolio of necessity-based retail properties, including, primarily, well located community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores.

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Our board of directors believes that the current market environment presents an extraordinary opportunity to acquire retail properties at compelling yields and at values substantially below their replacement cost, offering us the potential to achieve attractive risk adjusted returns for our stockholders over time primarily through dividends and secondarily through capital appreciation. This belief is based on the factors which are discussed in detail under “Our Business Following the Consummation of the Framework Transactions—The Market Opportunity.” In particular, our board of directors believes that several factors are at work in the current environment to create these opportunities. On the one hand, retail real estate assets are currently exhibiting distress with weak fundamentals. According to the U.S.

Census Bureau, total retail sales for June 2009 were down 10% from the prior year, evidencing the severity of the current economic recession. At the same time, we believe that in the current capital constrained environment, many retail property owners are severely limited in their ability to repay upcoming debt maturities and to deploy capital needed for tenant improvements and other non-recurring capital expenditures, which is restricting their ability to retain existing and attract new tenants. In addition, a diminished supply of debt for retail real estate will create a shortfall in the funding available for retail properties. This funding shortfall is likely to create a range of forced selling opportunities while also limiting the number of new buyers competing for properties that will be sold. As a result, the prospects for companies, like us, with readily available resources to negotiate attractive acquisitions at compelling prices should be significant. Finally, as discussed under “Our Business Following the Consummation of the Framework Transactions—The Market Opportunity,” long-term demographic shifts and trends will continue to serve as a counterweight to declining economic conditions and these longer term trends will have a considerable impact on future patterns and levels of consumer spending. This suggests that, despite the recent economic downturn in the United States, demand for retail property will continue to grow in the long term and, notwithstanding the risks disclosed elsewhere in this proxy statement, the current market presents an extraordinary opportunity to purchase retail properties at historically low prices with the potential to both increase cash flow and realize capital appreciation on the ultimate dispositions of the properties over time. Our board of directors has not yet examined any specific properties for acquisition approval purposes.

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Our board of directors believes that our management team’s extensive and long-standing relationships with institutional and other owners in the U.S. retail real estate market, commercial real estate lenders, brokers and tenants will enhance our ability to identify and capitalize on acquisition opportunities in our target asset classes. The local market relationships that our management team possesses that have been built over an average of over 23 years of operating shopping centers and retail properties in the eastern and western regions of the United States will provide us with sources of investment opportunities. In addition, our management team’s relationships with lenders, bankers, and other financing sources will maximize access to financing in the face of difficult credit markets.

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Our board of directors believes we would have a competitive advantage relative to other existing comparable REITs and real estate companies because we do not have a legacy portfolio of lower-return or problem real estate assets that could potentially dilute the attractive returns that we believe are available in the current market environment or distract our management team’s focus from our investment strategy.

•

We anticipate that the costs we will incur to continue to exist and qualify as a REIT commencing with our taxable year ending December 31, 2010 by consummating the transactions contemplated by the Framework Agreement are lower than the costs we would incur if we were to form a new corporation and conduct an initial public offering, thereby providing us more proceeds with which to fund operations.

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Consummating the transactions contemplated by the Framework Agreement will allow our stockholders who wish to continue their investment in us to do so while allowing other stockholders to receive cash for their shares of our common stock by exercising their conversion rights.

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If our existence terminates on October 23, 2009, there will be no distribution with respect to our outstanding warrants. Accordingly, the warrants will expire worthless. Consummating the transactions contemplated by the Framework Agreement will allow our warrantholders to potentially realize value on their warrants.

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As a REIT, we expect to make our distributions to stockholders and as a result our stockholder base may expand to include investors attracted by yield as well as asset quality, resulting in greater liquidity for our common stock.

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A portion of our taxable income in the future is expected to be treated as net capital gains, which generally are eligible for lower income tax rates (currently with a maximum rate of 15% through 2010) when distributed by us to individual stockholders.

•	Our common stock may receive a higher stock market valuation as a result of increased cash flows and our ability to tax-efficiently increase our distributions.

Adverse Factors Considered by NRDC Acquisition

Our board of directors also evaluated several adverse factors in its consideration of the transactions contemplated by the Framework Agreement. These included the following factors:

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All of our existing directors and officers have different interests in the Framework Transactions Proposals than the public stockholders generally, including the matters described under “—Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals” below. These interests include the fact that certain of the shares of common stock and warrants owned by them or their affiliates would become worthless if the Framework Transactions Proposals are not approved and we otherwise fail to consummate a “Business Combination” (as defined in our charter if the Initial Charter Proposal is approved) prior to our liquidation date. However, this fact would exist with respect to the acquisition of any target company.

•	Richard A. Baker will continue as an executive officer of the Company and all of the members of our board of directors will continue to be directors.

•	The members of our board of directors who are independent will each continue to hold 25,000 shares of our common stock.

•

We have not obtained, and are not required to obtain if the Initial Charter Proposal is approved, a fairness opinion from an independent investment banking firm indicating that the transactions contemplated by the Framework Agreement are fair to the holders of IPO Shares from a financial point of view. The absence of the acquisition of an existing business or assets precluded the use of customary analyses on which fairness opinions are typically based. Therefore, it was determined that a fairness opinion was not necessary and we did not seek to obtain one. Accordingly, an investor would be relying solely on the judgment of our board of directors in determining whether or not the transactions contemplated by the Framework Agreement are fair to the holders of IPO Shares from a financial point of view. Our board of directors may be incorrect in its assessment of the transactions contemplated by the Framework Agreement. In analyzing the transactions contemplated by the Framework Agreement, our board conducted due diligence on our proposed business model and investment strategy. Our board of directors believes that, because of the financial skills and background of its directors, it was qualified to conclude that the transactions contemplated by the Framework Agreement are fair from a financial perspective to our stockholders.

•	The change in the status of our business to a corporation that will elect to qualify to be taxed as a REIT, commencing with our taxable year ending December 31, 2010.

•	We will need to comply with highly complex REIT qualification provisions, which may distract management’s attention from other business concerns.

•	The expected distributions to stockholders as a REIT could negatively impact our credit rating, resulting in higher borrowing costs.

•

As a REIT, the market will expect us to make significant annual distributions, and if our operating results and cash flows do not permit us to sustain that distribution rate, and that distribution rate is reduced, our stock price could be adversely affected.

•	Our quarterly distributions may have to be funded, in whole or in part, through borrowings, which would increase our leverage.

•

If we do not qualify as a REIT or fail to remain qualified as a REIT, we will be subject to U.S. federal income tax and applicable state and local taxes, which would reduce the amount of cash available for distribution to our stockholders.

•

In the prospectus issued by us in our IPO, we (i) disclosed that we were required to complete a “Business Combination” (as defined in our current charter and as used in our IPO prospectus) in which we acquired one or more assets or control of one or more operating businesses having a fair market value equal to at least 80% of our trust account balance (as determined in accordance with the requirements of our charter), (ii) did not disclose that funds in the trust account might be used to purchase IPO Shares from holders thereof who have indicated their intention to vote against the Framework Transactions Sub-Proposal 1 and convert their shares into cash and (iii) stated that specific provisions in our charter may not be amended prior to the consummation of an initial “Business Combination” except by the unanimous consent of our stockholders but that we have been advised that such provision limiting our ability to amend our charter is not enforceable under Delaware law. Accordingly, our board of directors took into account that each person who purchased IPO Shares in the IPO and still held such shares upon learning of these facts may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his, her or its securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security).

•	The other risks described in this proxy statement under “Risk Factors.”

The foregoing discussion of our board of directors’ considerations relating to the Framework Transactions Proposals is forward-looking in nature.

Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals

In considering the recommendation of our board of directors with respect to the Framework Transactions Proposals, our stockholders should be aware that some of our directors and executive officers have personal interests in the Framework Transactions Proposals that are, or may be, different from, or in addition to, your interests. Our board of directors was aware of the interests described below and considered them, among other matters, when approving Framework Transactions Proposals and recommending that our stockholders vote to approve the Framework Transactions Proposals. In particular:

•

If the transactions contemplated by the Framework Agreement or a “Business Combination” (as defined in our charter) are not consummated by October 23, 2009, our charter provides that we will automatically be liquidated. In such event, the 10,125,000 Founders’ Shares held by NRDC Capital Management, an entity owned and controlled by our executive officers, and the 225,000 Founders’ Shares held by our independent directors, in the aggregate, that were acquired before the IPO for an aggregate purchase price of $25,000 would be worthless because the Founder Stockholders are not entitled to receive any of the liquidation proceeds with respect to such shares. Such shares had an aggregate market value of $105,570,000 based upon the common stock’s closing bid price of $10.20 on NYSE Amex on September 24, 2009, the record date for the special meetings.

•	If the transactions contemplated by the Framework Agreement are consummated, NRDC Capital Management has agreed that all of its 10,125,000 Founders’ Shares will be cancelled.

•

If the transactions contemplated by the Framework Agreement are consummated, each of our independent directors, Messrs. Indiveri, Meyer, Tese and Tysoe and Mrs. Pomerantz, has agreed that all but 25,000 of the Founders’ Shares held by such independent director will be cancelled.

•

Richard A. Baker will continue as an executive officer and serve as Executive Chairman of the our board of directors and will receive the salary and benefits described in “Certain Relationship and Related Transactions—New Employment Agreements.” In addition, all of the members of our board of directors will continue to be directors. The independent directors will continue to hold 25,000 shares of our common stock. All of the directors may receive shares of our common stock as described in “The Equity Incentive Plan Proposal—Summary of the 2009 Equity Incentive Plan.”

•

NRDC Real Estate Advisors, LLC, an entity wholly owned by William L. Mack, Richard A. Baker, Robert C. Baker and Lee S. Neibart, will enter into a Transitional Shared Facilities and Services Agreement with us under which NRDC Real Estate Advisors, LLC has agreed to provide certain services and office space to us upon consummation of the transactions contemplated by the Framework Agreement for a transitional period. We expect these arrangements with NRDC Real Estate Advisors, LLC will be substantially similar to our current arrangement with NRDC Capital Management and will have a one-year term, subject to extension at our option, and will be approved by our disinterested directors prior to the consummation of the transactions contemplated by the Framework Agreement. See the section entitled “Our Business Following the Consummation of the Framework Transactions—Transitional Shared Facilities and Services Agreement.”

•

Simultaneously with the consummation of our IPO, NRDC Capital Management purchased 8,000,000 warrants from us at a purchase price of $1.00 per warrant, in the Private Placement. The proceeds of $8,000,000 were placed in the trust account. The warrants sold in the Private Placement are identical to the warrants held by our public stockholders, except that the warrants sold in the Private Placement are subject to certain restrictions on transfer and will be exercisable on a cashless basis as long as they are still held by the initial purchaser or its permitted transferees. All of these warrants will become worthless if the transactions contemplated by the Framework Agreement are not consummated and we are liquidated (as will the warrants held by our public stockholders). The Private Placement warrants had an aggregate market value of $8,160,000, based on the warrants’ closing bid price of $1.02 on the NYSE Amex on September 24, 2009, the record date for our special meetings.

•

In connection with our IPO, NRDC Capital Management had agreed to purchase from us an aggregate of 2,000,000 of the Co-Investment Units at a price of $10.00 per unit for an aggregate purchase price of $20,000,000 in a transaction that will occur immediately prior to the consummation of our initial “Business Combination” (as defined in our current charter) pursuant to the Co-Investment Agreement. One of the transactions contemplated by the Framework Agreement is the termination of the Co-Investment Agreement to terminate our obligation to issue, and NRDC Capital Management’s obligation to purchase, the Co-Investment Units.

•

NRDC Capital Management and Messrs. Neibart, Mack, Richard Baker and Robert Baker have agreed, on a joint and several basis, pursuant to agreements with us and BofA that if we liquidate the trust account, they will be liable to ensure that the proceeds in the trust account are not reduced by claims of target businesses or entities that are owed money by us for services rendered or contracted for or products sold to us. Although we have obtained waiver agreements from certain vendors and service providers, and from the prospective target businesses with which we have negotiated, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will not seek recourse against the trust account notwithstanding such agreements. We currently believe that NRDC Capital Management is capable of funding a shortfall in our trust account to satisfy its foreseeable indemnification obligations and, based on representations made to us by Messrs. Neibart, Mack, Richard Baker and Robert Baker, we currently believe that they are of substantial means and capable of funding a shortfall in our trust account to satisfy their foreseeable indemnification obligations, but we have not asked them to reserve for such an eventuality. As of September 24, 2009, NRDC Capital Management and Messrs. Neibart, Mack, Richard Baker and Robert Baker may have to indemnify us for a total of approximately $2.59 million.

Additionally, upon consummation of the transactions contemplated by the Framework Agreement, BofA has agreed to reduce the deferred underwriting commissions it is entitled to receive to approximately $1.5 million to $4 million in exchange for certain rights to participate in future securities offerings by us following consummation of the transactions contemplated by the

Framework Agreement. The other underwriters in our IPO have agreed that they will receive an aggregate of approximately $83,333 to $222,222 in deferred underwriting commissions. The aggregate amount of deferred underwriting commissions we will pay to the underwriters in our IPO is a reduction from the original deferred underwriting commissions of $14,490,000. If the transactions contemplated by the Framework Agreement are not consummated and we are required to be liquidated, the underwriters will not receive any deferred underwriting commissions and those funds will be returned to our public stockholders upon our liquidation.

CSCA Capital Advisors, LLC will provide advisory services to us in connection with the transactions contemplated by the Framework Agreement.

As of September 24, 2009, the record date, approximately 20% of the issued and outstanding shares of our common stock was held by our directors and executive officers and NRDC Capital Management.

The foregoing discussion of the information and factors considered by our board of directors is not meant to be exhaustive, but includes the material information and factors considered by our board of directors.

The Framework Transactions Sub-Proposal 1

If the Initial Charter Proposal is approved, our stockholders will be asked to approve the transactions contemplated by the Framework Agreement, which we refer to as the Framework Transactions Sub-Proposal 1. Our charter, if the Initial Charter Proposal is approved, requires that we submit the transactions contemplated by the Framework Agreement to our stockholders for approval even if the nature of the transactions are such as would not ordinarily require stockholder approval under applicable state law.

The Parties to the Framework Agreement

NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, NY 10577
Telephone: (914) 272-8067

We were formed for the purpose of acquiring, through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination, one or more assets or control of one or more operating businesses. We were incorporated under Delaware law on July 10, 2007.

The registration statement for our IPO was declared effective on October 17, 2007. We consummated the IPO on October 23, 2007, and received net proceeds of approximately $384,000,000 from the issue and sale of 41,400,000 of our units, comprising one share of our common stock and one warrant to purchase one share of our common stock, and also received $8,000,000 of proceeds from the Private Placement of 8,000,000 warrants to NRDC Capital Management. The warrants sold in the Private Placement are identical to the warrants sold in the IPO as part of the units, except that the warrants sold in the private placement are subject to certain restrictions on transfer and may be exercised on a cashless basis so long as they are held by NRDC Capital Management or its permitted transferees.

Upon the closing of the IPO and Private Placement, $406,456,881 including $14,490,000 of the underwriters’ discounts and commissions, was placed in a trust account and was, and continues to be, invested in U.S. “government securities” within the meaning of Section 2(a)(16) of the 1940 Act having a maturity of 180 days or less or in money market funds meeting conditions under Rule 2a-7 promulgated under the 1940 Act until the earlier of (i) the consummation of our initial “Business Combination” (as defined in our charter) and (ii) our liquidation. The net proceeds not held in the trust account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, up to an aggregate of $2,700,000 of interest earned on the trust account balance may be released to the Company to fund working capital requirements and additional funds have been and will be released to fund tax obligations. As of September 24, 2009, there was approximately $409,174,253 (or $408,787,488 net of $386,765 of accrued but unpaid expenses) held in the trust account. To the extent that the funds in the trust account earn interest, we are permitted to use that interest for several purposes. We can use the interest from the funds in the trust account, as well as $250,000 held outside the trust, to provide working capital to enable us to fund our expenses, including the expenses associated with the pursuit of a “Business Combination,” up to an aggregate maximum of $2,700,000, of which, as of September 24, 2009, all but approximately $25,000 has been used to pay expenses. NRDC Capital Management and Messrs. Robert Baker, Richard Baker, Mack and Neibart have jointly and severally agreed that if we liquidate the trust account, they will indemnify us against all claims by any third party for services rendered, products sold or financing provided to NRDC Acquisition to the extent necessary to ensure that such claims do not reduce the amount of funds in the trust account.

If the transactions contemplated by the Framework Agreement are consummated, we intend to use the funds held in the trust account to pay transaction fees and expenses, deferred underwriting discounts and commissions, tax liabilities and reimbursement of expenses of the Founder Stockholders and to make purchases of IPO Shares, if any. The balance will be used to pay stockholders who properly exercise their conversion rights and for our working capital and general corporate purposes. The consummation of the transactions contemplated by the Framework Agreement is conditioned on our trust account containing no less than $100 million after the closing after taking into account the payments to stockholders who properly exercise their conversion rights and stockholders from whom we purchase IPO Shares. It is possible that the present holders of 30% or more of the IPO Shares will affirmatively vote against the Framework Transactions Sub-Proposal 1 and seek conversion of their IPO Shares into cash in accordance with our charter. If such event were to occur, the transactions contemplated by the Framework Agreement could not be consummated. To preclude such possibility, we, the Founder Stockholders and our and their respective affiliates may enter into arrangements to provide for the purchase of the IPO Shares from holders thereof who indicate their intention to vote against the transactions contemplated by the Framework Agreement and seek conversion or who otherwise wish to sell their IPO Shares or other arrangements that would induce holders of IPO Shares not to vote against the Framework Transactions Sub-Proposal 1. It is likely that such arrangements would involve the purchase by us, after the consummation of transactions contemplated by the Framework Agreement, of the IPO Shares that are held by the persons or entities who enter into such arrangements using funds transferred to us from our trust account. As a consequence, it is likely that the amount of funds available to us for working capital and general corporate purposes from the trust account would be diminished. Definitive arrangements have not yet been determined but some possible methods are described in the section entitled “—Actions That May Be Taken to Secure Approval of Our Stockholders.” Regardless of the specific arrangements that are made to purchase IPO Shares, there will be sufficient funds from the trust account funds to pay the holders of all IPO Shares that are properly converted and we will use such funds for such purpose.

If our stockholders approve the Framework Transactions Sub-Proposal 1 and the transactions contemplated by the Framework Agreement are consummated, we estimate the transaction costs incurred and payable upon the closing of such transactions, assuming maximum transaction size and minimum transaction size of $100 million, to be as follows:

Assuming Maximum Transaction Size(1)(2)
Trust Balance	$409,174,253
Legal and financial advisory fees	2,400,000
Underwriting fees	4,222,222
Accounting and other	200,000
Accrued expenses	386,764
Total Transaction Expenses	7,208,986
Trust Balance After Transaction Expenses	401,965,267
Trust Balance After Transaction Expenses Per Share(4)	$9.66
Assuming Minimum Transaction Size of $100 Million(1)(3)
Trust Balance	$100,000,000
Legal and financial advisory fees	2,000,000
Underwriting fees	1,583,333
Accounting and other	200,000
Accrued expenses	386,764
Total Transaction Expenses	4,170,097
Trust Balance After Transaction Expenses	95,829,903
Trust Balance After Transaction Expenses Per Share(4)	$9.47

(1)

We have entered into agreements with BofA and our other IPO underwriters to reduce the deferred underwriting fees payable to them upon consummation of the transactions contemplated by the Framework Agreement from $14,490,000 to approximately $1.6 million to $4.2 million. These agreements and other arrangements we have entered into contain a variable component which is tied to the amount in the trust account on the closing date of the transactions contemplated by the Framework Agreement after taking into account amounts paid to our stockholders with whom we enter into forward contracts before the close of the transactions contemplated by the Framework Agreement to purchase stockholders’ shares and any amounts paid to holders of the IPO Shares who vote against the Framework Transactions Sub-Proposal 1 and demand conversion of their IPO Shares.

(2)

Assumes that no stockholders exercise conversion rights with respect to their shares of our common stock into a pro rata portion of the trust account and that all of the funds held in the trust account are available after closing for the payment of transaction costs and for operating purposes and is based upon the September 24, 2009 trust account balance.

(3)

Assumes 31,278,543 IPO Shares were either converted into their pro rata shares of the funds in our trust account or purchased pursuant to forward purchase contracts we entered into with the holders thereof.

(4)	Assumes 41,600,000 shares of common stock outstanding at the maximum transaction value size and 10,121,458 shares of common stock outstanding at the minimum transaction value size.

The underwriting, legal and financial advisory fees are based on percentages of the minimum and maximum transaction size, in some instances subject to a floor or ceiling. We do not believe that paying such fees based upon the minimum and maximum transaction size results in any conflicts. Rather, we believe these fee structures align the interests of our legal and financial advisors with the interests of our stockholders so that the percentage dilution (and as a result per share dilution) is minimized regardless of how much remains in the account after payment of the fees.

The amount retained in the trust following consummation of the transactions contemplated by the Framework Agreement would be used to pay (i) holders of IPO Shares who have indicated to us that they intend to vote against the transactions contemplated by the Framework Agreement with whom we may enter into forward contracts to purchase their IPO Shares, (ii) the deferred underwriters’ compensation owed by us in connection with the IPO (adjusted as described in this proxy statement), (iii) the expenses of the Founder Stockholders incurred on behalf of us and third parties (e.g., professionals, printers, etc.) who have rendered and/or will render services to us in connection with our operations and efforts to effect a “Business Combination” (as defined in our charter if the Initial Charter Amendment is approved) or the transactions contemplated by the Framework Agreement, (iv) taxes and (v) stockholders who have elected to exercise their conversion rights. Any amounts remaining would be used to invest in real estate assets in accordance with the Company’s proposed business plan and for working capital. The greater the amount remaining in the trust account after making the payments described above, the greater the amount we will have to invest in real estate assets and for working capital.

If the transactions contemplated by the Framework Agreement are not completed by October 23, 2009, or December 4, 2009 in the event that the Extension Proposal is approved, with no further action required by our board or stockholders, we will be automatically dissolved and our corporate power thereafter shall be limited to effecting and implementing our dissolution and liquidation and otherwise to taking action incidental to such dissolution and liquidation as set forth in the DGCL, including the discharge, or making provision for the discharge, of our debts and liabilities. After all our debts and liabilities are settled or provision for their settlement is made, remaining amounts shall be distributed to our stockholders, ratably, in proportion to the number of shares held by them. The holders of our Founders’ Shares are not entitled to share in the proceeds of our liquidation.

We estimate that our total costs and expenses for implementing and completing our liquidation will be in the range of $15,000 to $25,000. This amount includes all costs and expenses relating to our winding up.

We currently do not have sufficient funds to pay or provide for all creditors’ claims. All third parties (other than the third parties we have engaged for the Framework Transactions, the expenses of which are set forth in the table on page 92) and prospective target businesses have entered into agreements with us have waived any right, title, interest or claim of any kind in or to any monies held in the trust account. NRDC Capital Management, Richard Baker, Robert Baker, Messrs. Neibart and Mack have agreed that they will be personally liable on a joint and several basis to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. They have also agreed, on a joint and several basis, to indemnify us for our direct, out-of-pocket costs associated with such liquidation and winding-up, including litigation that would result from claimants disputing the validity of waivers that they have delivered, pertaining to such liquidation. As of September 24, 2009, NRDC Capital Management, Richard Baker, Robert Baker, Messrs. Neibart and Mack may have to indemnify us for a total of approximately $2.59 million.

Because we are required to provide for known claims of creditors, we expect indemnification from NRDC Capital Management, Richard Baker, Robert Baker, Messrs. Neibart for expenses promptly. We anticipate that we will take up to 60 days to complete liquidation distributions.

If any of the Initial Charter Proposal, the Framework Transactions Proposals or the Warrant Amendment Proposals are not approved, we estimate the per share liquidation price payable to our stockholders, assuming indemnification and non-indemnification by NRDC Capital Management, Richard Baker, Robert Baker, Messrs. Neibart and Mack of our operating expenses that exceed $2.95 million, to be as follows:

Assuming Indemnification(1)
Trust Balance(2)	$409,174,253
Less: Total Accrued Operating Expenses	386,764
Less: Total Transaction Expenses	2,200,000
Less: Liquidation Expenses	25,000
Amount Indemnified(3)	2,586,325
Net Trust Balance	409,148,814
Number of Shares of Common Stock to Receive Liquidation Proceeds(4)	41,400,000
Liquidation Price Per Share	$9.88
Assuming No Indemnification(1)
Trust Balance(2)	$409,174,253
Less: Total Accrued Operating Expenses	386,764
Less: Total Transaction Expenses	2,200,000
Less: Liquidation Expenses	25,000
Net Trust Balance	406,562,489
Number of Shares of Common Stock to Receive Liquidation Proceeds(4)	41,400,000
Liquidation Price Per Share	$9.82

(1)	As of September 24, 2009.

(2)	Trust balance is net of taxes and operating expenses already paid as of September 24, 2009.

(3)

Assumes 100% indemnification for the amount of expenses greater than $2.95 million (consisting of $2.7 million of the trust funds allocated for working capital and $250,000 outside the trust for working capital).

(4)

Excludes the Founders’ Shares. Our Founder Stockholders have waived their rights to participate in any liquidation distribution with respect to their initial shares if we fail to consummate a “Business Combination” as defined in our charter.

Our units, which consist of one share of our common stock and one warrant to purchase a share of our common stock, are currently listed on the NYSE Amex under the symbol “NAQ-U.” Our common stock is currently listed on the NYSE Amex under the symbol “NAQ” and our warrants are currently listed on the NYSE Amex under the symbol “NAQ.WS.” The Company is currently in discussions with the NYSE Amex regarding the continued listing of its capital stock as well as concurrently reviewing the merits of transferring listing of such stock to the NASDAQ.

NRDC Capital Management, LLC
3 Manhattanville Road
Purchase, NY 10577
Telephone: (914) 272-8067

NRDC Capital Management is a Delaware limited liability company that was formed on July 10, 2007. It is indirectly owned and controlled by NRDC Acquisition’s executive officers and sponsored the formation of NRDC Acquisition. All of the interests in NRDC Capital Management are owned by William L. Mack, the Chairman of our board of directors, Robert C. Baker, the Vice-Chairman of our board of directors, Richard A. Baker, our Chief Executive Officer and director, and Lee S. Neibart, our President and director. NRDC Capital Management provides administrative services to us, but otherwise has no business activities other than sponsoring us. We currently pay $7,500 a month in total for office space and general and administrative services to NRDC Capital Management. These services commenced on the effective date of the IPO, October 17, 2007.

Conversion Rights

Any of our stockholders holding IPO Shares as of the record date who affirmatively vote their IPO Shares against the Framework Transactions Sub-Proposal 1 may also demand that such shares be converted into a pro rata portion of the trust account, calculated as of two business days prior to the consummation of the transactions contemplated by the Framework Agreement. If demand is properly made and the transactions contemplated by the Framework Agreement are consummated, these shares will be converted into a pro rata portion of funds deposited in the trust account plus interest, calculated as of such date.

NRDC Acquisition stockholders who seek to exercise this conversion right (“Converting Stockholders”) must affirmatively vote against the Framework Transactions Sub-Proposal 1. Abstentions and broker non-votes do not satisfy this requirement. Additionally, by 5:00 p.m. Eastern time, on October 15, 2009, the business day prior to the vote at the special meeting of stockholders, shares must be transferred to Continental Stock Transfer & Trust Company, our stock transfer agent. Because all of our IPO Shares are held in “street name,” you must instruct your bank or broker to electronically transfer your shares to the Depositary Trust Company account of Continental Stock Transfer & Trust Company and your bank or broker must provide Continental Stock Transfer & Trust Company with the necessary stock powers, written instructions that you want to convert your shares and a written certificate addressed to Continental Stock Transfer & Trust Company stating that you were the owner of such shares as of the record date, you have owned such shares since the record date and you will continue to own such shares through the closing of the transactions contemplated by the Framework Agreement. If your bank or broker does not provide each of these documents to Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, attn: Mark Zimkind, tel. (212) 845-3287, fax (212) 616-7616 by 5:00 p.m., Eastern time, on October 15, 2009, the business day prior to vote at the special meeting of stockholders, your shares will not be converted. There is a nominal cost associated with this delivery process and the act of certificating the shares or electronically delivering them through the Depositary Trust Company’s DWAC (Deposit Withdrawal at Custodian) System. NRDC Acquisition has set a record date of September 24, 2009 for the special meetings of stockholders and warrantholders. NRDC Acquisition expects to distribute electronic and paper copies of the proxy materials to its stockholders and warrantholders on October 5, 2009 and estimates that electronic copies of the proxy materials will be received on the same day they are distributed and paper copies of the proxy materials mailed via the United States Postal Service will be received approximately two days after mailing. NRDC Acquisition intends to provide its stockholders and warrantholders with a minimum of twelve days to review the proxy materials in the case of proxy materials delivered electronically and ten days in the case of proxy materials delivered via mail. Accordingly, a holder will have at least ten days from the date notice of the meeting is mailed to stockholders to obtain a certificate if such holder intends to comply with the conversion requirements by physically delivering certificated shares to our transfer agent. As the delivery process can be accomplished by the stockholder in a matter of hours by simply contacting his, her or its broker and requesting delivery of his shares through the DWAC System, it is believed that this time period is sufficient for a typical investor. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker $45 per transaction and it would be up to the broker whether or not to pass this cost on to the converting holder. This fee may discourage stockholders from seeking conversion rights and may make it more beneficial for such stockholders to try to sell their shares in the open market.

If the holders of at least 12,420,000 or more IPO Shares (an amount equal to 30% or more of the IPO Shares) vote against the Framework Transactions Sub-Proposal 1 and properly demand conversion of their shares, we will not be able to consummate the transactions contemplated by the Framework Agreement.

The closing bid price of our common stock on September 24, 2009 (the record date for the special meetings) was $10.20. The cash held in the trust account on September 24, 2009 (the record date for the special meetings) was approximately $409,174,253 (or $408,787,488 net of $386,765 of accrued but unpaid expenses) ($9.88 per IPO Share conversion price). Prior to exercising conversion rights, stockholders should verify the market price of shares of common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure that our stockholders will be able to sell their shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.

If you exercise your conversion rights, you will be exchanging your shares of our common stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you affirmatively vote against the Framework Transactions Sub-Proposal 1, properly demand conversion, and instruct your bank or broker to deliver your stock to our transfer agent no later than one business day prior to vote at the meeting in accordance with the above procedures.

If we are unable to complete the transactions contemplated by the Framework Agreement or a “Business Combination” (as defined in our charter) by October 23, 2009, our charter provides that our corporate existence will terminate on that date. Upon our resulting liquidation, the holders of IPO Shares will receive an amount equal to the amount of funds in the trust account, inclusive of interest not previously released to us, as well as any remaining net assets outside of the trust account, at the time of the liquidation distribution, divided by the number of IPO Shares. Although both the per share liquidation price and the per share conversion price are equal to the amount in the trust account divided by the number of IPO Shares, the amount a holder of IPO Shares would receive at liquidation may be more or less than the amount such a holder would have received had it sought conversion of its shares in connection with the Framework Transactions Sub-Proposal 1 because (i) there will be greater earned interest in the trust account at the time of a liquidation distribution since it would occur at a later date than a conversion and (ii) we may incur expenses we otherwise would not incur if we consummate the transactions contemplated by the Framework Agreement, including, potentially, claims requiring payment from the trust account by creditors who have not waived their rights against the trust account. NRDC Capital Management, Richard A. Baker, our Chief Executive Officer, Lee S. Neibart, our President, William L. Mack, the Chairman of our board of directors, and Robert C. Baker, the Vice-Chairman of our board of directors, have agreed, on a joint and several basis, pursuant to agreements with us and BofA that if we liquidate the trust account, they will be liable to ensure that the proceeds in the trust account are not reduced by claims of target businesses or entities that are owed money by us for services rendered or contracted for or products sold to us. We currently believe that NRDC Capital Management is capable of funding a shortfall in our trust account to satisfy its foreseeable indemnification obligations and, based on representations made to us by Messrs. Richard Baker, Neibart, Mack and Robert Baker, we currently believe that they are of substantial means and capable of funding a shortfall in our trust account to satisfy their foreseeable indemnification obligations, but we have not asked them to reserve for such an eventuality. Despite our belief, we cannot assure you that NRDC Capital Management and Messrs. Richard Baker, Neibart, Mack and Robert Baker will be able to satisfy those obligations. The indemnification obligations may be substantially higher than NRDC Capital Management, Messrs. Richard Baker, Neibart, Mack and Robert Baker currently foresee or expect and/or their financial resources may deteriorate in the future. See “—Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals” for additional information.

Actions That May Be Taken to Secure Approval of Our Stockholders

Based on recently completed business combinations by other similarly structured companies, we believe that the present holders of 30% or more of the IPO Shares may have the intention to vote against the Framework Transactions Sub-Proposal 1 and seek conversion of their IPO Shares into cash in accordance with our charter. If such event were to occur, the transactions contemplated by the Framework Agreement could not be consummated. To preclude such possibility, as described in NRDC Acquisition’s Current Reports on Form 8-K, NRDC Acquisition has been holding presentations with certain of its stockholders and warrantholders, as well as other persons who might be interested in purchasing NRDC Acquisition securities, to discuss the Framework Transactions with them and to seek to have them purchase shares and/or vote in favor of the Framework

Transactions Sub-Proposal 1. Additionally, we and the Founder Stockholders and our and their respective affiliates may negotiate arrangements (although no such negotiations have yet to take place) to provide for the purchase of IPO Shares from holders who indicate their intention to vote against the Framework Transactions Sub-Proposal 1 and seek conversion or who otherwise wish to sell their IPO Shares. The maximum cash purchase price that will be offered to the holders of IPO Shares by us, the Founder Stockholders and our and their respective affiliates for their shares will be the per-share conversion price immediately prior to the time of the Framework Transactions are completed. Although holders of IPO Shares that enter into these types of arrangements with us or the Founder Stockholders will not receive a higher purchase price than a holder that properly seeks conversion of his, her or its shares, entering into such arrangements (and agreeing to vote in favor of the Framework Transactions Sub-Proposal 1) provides the holder with greater certainty that the transactions contemplated by the Framework Agreement will be consummated, in which event such holder will receive his, her or its conversion proceeds promptly. If the transactions contemplated by the Framework Agreement are not consummated, a holder would have to wait until we liquidate in connection with our dissolution to receive liquidation proceeds, which liquidation could take 60 days or more to complete. If the transactions contemplated by the Framework Agreement are consummated, both the selling stockholders and the converting stockholders will receive their cash promptly after the closing of such transactions.

We, the Founder Stockholders and our and their respective affiliates may also provide non-cash inducements to potential investors or existing holders of IPO Shares in order to induce them to purchase IPO Shares and/or vote in favor of the Framework Transactions Sub-Proposal 1 with respect to currently owned IPO Shares and, in each case, to remain a stockholder of NRDC Acquisition following consummation of the transactions contemplated by the Framework Agreement. These transactions would not result in any of us, the Founder Stockholders or our or their respective affiliates purchasing any IPO Shares. Non-cash inducements (such as the grant of registration rights) would not result in any material economic costs to us. We will not use cash to obtain favorable votes without a purchase of shares.

NRDC Acquisition and its affiliates have had discussions with certain potential investors and existing holders of IPO Shares in which NRDC Acquisition or its affiliates, as applicable, have indicated a willingness on the part of NRDC Acquisition to consider, on a case-by-case basis, granting such potential investors or existing holders of IPO Shares, a waiver of the common stock ownership limits to be contained in NRDC Acquisition’s amended and restated charter following the consummation of the of the transactions contemplated by the Framework Agreement, in a manner consistent with (i) the restrictions on ownership to be provided for in NRDC Acquisition’s amended and restated charter and (ii) the requirements for NRDC Acquisition’s qualification as a REIT, in order to induce such potential investor or existing holder of IPO Shares, as applicable, to purchase IPO Shares and/or vote in favor of the Framework Transactions Sub-Proposal 1.

In addition, as disclosed on August 20, 2009, Stuart Tanz, who is to become NRDC Acquisition’s Chief Executive Officer and President upon completion of the proposed transactions contemplated by the Framework Agreement, entered into a written plan and purchased $5,000,000 of shares of common stock of NRDC Acquisition pursuant to Rules 10b5-1 and 10b-18 of the Exchange Act. No other negotiations or actions have been taken by NRDC Acquisition, the Founder Stockholders, or their respective affiliates to purchase IPO Shares and no other negotiations have been entered into with potential investors or existing holders of IPO Shares to induce them to purchase IPO Shares and/or vote in favor of the Framework Transactions Sub-Proposal 1.

It is anticipated that we would approach a limited number of large holders of our securities that have voted against the Framework Transactions Sub-Proposal 1 and demanded conversion of their shares, or that have indicated an intention to do so, and engage in direct negotiations for the purchase of such holders’ positions. All holders approached in this manner would be institutional or sophisticated holders. Arrangements of such nature would only be entered into and effected with the prior approval of NRDC Capital Management (with respect to shares purchased) in accordance with applicable law at a time when we, the other Founder Stockholder and/or our and their respective affiliates are not aware of any material nonpublic information regarding NRDC Acquisition and our securities or pursuant to agreements between the buyer and seller of such shares in a form that would not violate insider trading rules. Definitive arrangements have not yet been determined but might include agreements between us and the holders of IPO Shares pursuant to which we would agree to purchase IPO Shares from such holders immediately after the closing of the transactions contemplated by the Framework Agreement for the price and fees specified in the arrangements.

As a result of the purchases that may be effected through such arrangements, it is likely that the number of shares of our common stock in our public float will be reduced and that the number of beneficial holders of our common stock and other securities also will be reduced. This may make it difficult to obtain the quotation, listing or trading of our securities on NYSE Amex or any other national securities exchange.

The purpose of such arrangements would be to increase the likelihood of satisfaction of the requirements that the Framework Transactions Sub-Proposal 1 is approved by the necessary vote of the holders of the IPO Shares and that holders of fewer than 30% of the IPO Shares vote against the Framework Transactions Sub-Proposal 1 and demand conversion of their IPO Shares into cash where it appears that such requirements would otherwise not be met. The maximum cash purchase price that will be offered by us to holders of IPO Shares for their shares will be the per-share conversion price at the time of the “Business Combination.” All shares purchased pursuant to such arrangements would remain outstanding until the closing of the Framework Agreement transactions and would be voted in favor of the Framework Transactions Sub-Proposal 1.

Any such agreement to purchase IPO shares by NRDC Acquisition will provide for the holder to withdraw or revoke any exercise of its conversion exercise and grant a proxy to our designees to vote such shares in favor of the Framework Transactions Sub-Proposal 1 at the meeting. Accordingly, this will effectively render the 30% threshold established in our IPO prospectus and charter ineffective and make it easier for the parties to complete the transaction because such purchased shares would no longer be counted towards the 30% threshold. If, for some reason, the transactions contemplated by the Framework Agreement are not consummated despite such purchases, the sellers would be entitled to participate in liquidation distributions from our trust account with respect to such shares.

Purchases pursuant to such arrangements ultimately will be paid for with funds in the trust account and would diminish the funds available to us after consummation of the transactions contemplated by the Framework Agreement for working capital and general corporate purposes. Nevertheless, in all events there will be sufficient funds available to us from the trust account to pay the holders of all IPO Shares that are properly converted.

We will file a Current Report on Form 8-K to disclose arrangements entered into or significant purchases or transfers made by us or our directors, officers or our or their respective affiliates that would affect the vote on the Framework Transactions Sub-Proposal 1 or the conversion threshold. Any such report will include descriptions of any arrangements entered into, including the names of the parties involved and the roles such parties will play in the arrangements, or significant purchases or transfers by any of the aforementioned persons. If members of our board of directors or officers make purchases or transfer warrants pursuant to such arrangements, they will be required to report these purchases or transfers on beneficial ownership reports filed with the SEC. We will not, however, provide holders of IPO Shares with additional time to reconsider their vote should such arrangements be entered into prior to the meeting because a condition to the consummation of the transactions contemplated by the Framework Agreement is that there be at least $100 million contained in our trust account (after taking into account the payments to stockholders who properly exercise their conversion rights and stockholders from whom we purchase IPO Shares) As holders of IPO Shares are making their decision to vote for or against the Framework Transactions Sub-Proposal 1 with the knowledge that there will be as little as $100 million available to us to operate our business, the entry into such arrangements will not further impact this analysis.

It is possible that the special meetings could be adjourned to provide time to seek out and negotiate such transactions if, at the time of the meetings, it appears that the requisite vote will not be obtained or that the limitation on conversion will be exceeded, assuming that an adjournment proposal is approved. Also, under Delaware law, the board of directors may postpone the meetings at any time prior to it being called to order in order to provide time to seek out and negotiate such transactions.

Rescission Rights

In the prospectus issued by us in our IPO, we (i) disclosed that we were required to complete a “Business Combination” (as defined in our current charter and as used in our IPO prospectus) in which we acquired one or more assets or control of one or more operating businesses having a fair market value equal to at least 80% of our trust account balance (as determined in accordance with the requirements of our charter), (ii) did not disclose that funds in the trust account might be used to purchase IPO Shares from holders thereof who have indicated their intention to vote against the Framework Transactions Sub-Proposal 1 and convert their shares into cash and (iii) stated that specific provisions in our charter may not be amended prior to the consummation of an initial “Business Combination” except by the unanimous consent of our stockholders but that we have been advised that such provision limiting our ability to amend our charter is not enforceable under Delaware law. Accordingly, each person who purchased IPO Shares in the IPO and still held such shares upon learning of these facts may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his, her or its securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security).

Such claims may entitle stockholders asserting them to as much as $10.00 or more per share, based on the initial offering price of the IPO units comprised of stock and warrants, less any amount received from sale of the original warrants purchased with them, plus interest from the date of our IPO (which, in the case of holders of IPO Shares, may be more than the pro rata share of the trust account to which they are entitled on conversion or liquidation).

In general, a person who purchased shares pursuant to a defective prospectus or other representation must make a claim for rescission within the applicable statute of limitations period, which, for claims made under Section 12 of the Securities Act and some state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence. Rescission and damages claims would not necessarily be finally adjudicated by the time the transactions contemplated by the Framework Agreement may be completed, and such claims would not be extinguished by consummation of transactions contemplated by the Framework Agreement.

Even if you do not pursue such claims, others, who may include all holders of IPO Shares, may. We cannot predict whether our stockholders will bring such claims, how many might bring them or the extent to which they might be successful.

Appraisal Rights

Our stockholders and warrantholders do not have appraisal rights under the DGCL in connection with the Framework Transactions Sub-Proposal 1.

Regulatory Matters

The consummation of the transactions contemplated by the Framework Agreement is not subject to any additional federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, except for filings with the State of Delaware necessary to effectuate the proposed amendments to our charter discussed in this proxy statement.

Consequences If the Framework Transactions Sub-Proposal 1 Is Not Approved

Our charter provides that we will continue in existence only until October 23, 2009, 731 days from the completion of the IPO. This provision may not be amended except in connection with the consummation of our initial “Business Combination” (as defined in our charter, including after giving effect to the Initial Charter Proposal). If we have not completed a “Business Combination” by such date, our corporate existence will cease except for the purposes of liquidating and winding up our affairs, pursuant to Section 278 of the DGCL. As a result, if the Framework Transactions Sub-Proposal 1 is not approved, our existence will terminate and we will not consummate the transactions contemplated by the Framework Agreement.

Required Vote

The approval of the Framework Transactions Sub-Proposal 1 requires that a majority of the IPO Shares voted by the holders thereof are cast in favor of the Framework Transactions Sub-Proposal 1 at the stockholders meeting. A broker non-vote will have no effect on the vote for the Framework Transactions Sub-Proposal 1. Abstentions will have no effect on the outcome of the vote to approve the Framework Transactions Sub-Proposal 1. However, abstaining stockholders will not have any conversion rights.

Recommendation of Our Board of Directors

Our Board of Directors unanimously recommends that our stockholders vote “FOR” the approval of the Framework Transactions Sub-Proposal 1.

The Framework Transactions Sub-Proposal 2

Reasons for the Framework Transactions Sub-Proposal 2; Effect

As required by our charter, we are presenting the Framework Transactions Sub-Proposal 2 in connection with the Framework Transactions Sub-Proposal 1 so that we may continue our existence as a corporation and become an operating company rather than having our existence terminate on October 23, 2009. Perpetual existence is the usual period of existence for a corporation and our board of directors believes it is the most appropriate period for us.

Specifics of the Framework Transactions Sub-Proposal 2

Article Fifth of our charter (which will be deleted in its entirety if the Framework Transactions Sub-Proposal 2 is approved by our stockholders) currently reads as follows:

“ARTICLE Fifth: The Corporation’s existence shall terminate on the date (the “ Termination Date”) which is 731 calendar days after the first day of the Target Business Acquisition Period, as defined below. This provision may only be amended in connection with, and such amendment may only become effective upon, the consummation of a Business Combination (defined below). A proposal to so amend this section shall be submitted to stockholders in connection with any proposed Business Combination pursuant to Article SIXTH (B) below.”

If our stockholders approve Framework Transactions Sub-Proposal 2, the following provision will be inserted in our charter:

“ARTICLE Fifth: Reserved.”

The foregoing descriptions of the Framework Transactions Sub-Proposal 2 are only a summary. The full text of the charter amendment which implements the Framework Transactions Sub-Proposal 2, a copy of which is attached as Annex C to this proxy statement, is incorporated by reference into this proxy statement. Our rights and obligations are governed by the express terms and conditions of the charter amendment which implements the Framework Transactions Sub-Proposal 2 and not by this summary. This summary and the summaries of the Framework Transactions Sub-Proposal 2 elsewhere in this proxy statement may not contain all of the information about the Framework Transactions Sub-Proposal 2 that is of importance to you and are qualified in their entirety by reference to the complete text of the charter amendment which implements the Framework

Transactions Sub-Proposal 2. We encourage you to read the charter amendment which implements the Framework Transactions Sub-Proposal 2 carefully and in its entirety for a more complete understanding of the Framework Transactions Sub-Proposal 2.

Consequences If the Framework Transactions Sub-Proposal 2 Is Not Approved

If the Framework Transactions Sub-Proposal 2 is not approved by our stockholders, our existence will terminate on October 23, 2009 and, as provided by our charter, we will not be able to consummate the transactions. The approval of the Framework Transactions Sub-Proposal 2 is also a condition to the consummation of the transactions contemplated by the Framework Agreement.

Appraisal Rights

Our stockholders do not have appraisal rights under the DGCL in connection with the Framework Transactions Sub-Proposal 2.

Required Vote

The approval of the Framework Transactions Sub-Proposal 2 requires (i) the affirmative vote of the holders of a majority of the IPO Shares outstanding on the record date and (ii) the affirmative vote of the holders of a majority of our common stock outstanding on the record date. Abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against the Framework Transactions Sub-Proposal 2.

Recommendation of Our Board of Directors

Our board of directors, in connection with its approval of the transactions contemplated by the Framework Agreement, has unanimously declared the advisability of and approved the Framework Transactions Sub-Proposal 2. Our board of directors unanimously recommends that you vote or give instructions to vote “FOR” the approval of the Framework Transactions Sub-Proposal 2.

THE FRAMEWORK AGREEMENT

The following section contains a summary of the Framework Agreement, a copy of which is attached as Annexes A-1 and A-2 to this proxy statement and is incorporated by reference into this proxy statement. The rights and obligations of the parties to the Framework Agreement are governed by the express terms and conditions of the Framework Agreement and not by this summary. This summary and the summaries of the Framework Agreement elsewhere in this proxy statement may not contain all of the information about the Framework Agreement that is of importance to you and are qualified in its entirety by reference to the complete text of the Framework Agreement. We encourage you to read the Framework Agreement carefully and in its entirety for a more complete understanding of the Framework Agreement.

The description of the Framework Agreement is disclosure under federal securities law. However, our stockholders are not third-party beneficiaries under the Framework Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of NRDC Acquisition or NRDC Capital Management or any of our or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Framework Agreement, which subsequent information may or may not be fully reflected in public disclosures by NRDC Acquisition and NRDC Capital Management. The representations, warranties and covenants contained in the Framework Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Framework Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Framework Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Transactions Set Forth in the Framework Agreement

The Framework Agreement sets forth the steps we will take to continue our business as a corporation that will elect to qualify to be taxed as a REIT, commencing with our taxable year ending December 31, 2010. In particular, we will submit the Initial Charter Proposal, the Framework Transactions Proposals, the Secondary Charter Proposals, the Equity Incentive Plan Proposal and the Warrant Amendment Proposals to our stockholders and warrantholders, as applicable, for their approval. We have entered into (i) agreements with our IPO underwriters to revise the compensation they will receive upon consummation of the transactions contemplated by the Framework Agreement and (ii) amendments to each of the letter agreements between us, BofA and each of the Founder Stockholders, pursuant to which each Founder Stockholder has agreed to surrender certain, or in the case of NRDC Capital Management, all, of its shares prior to or upon consummation of the transactions contemplated by the Framework Agreement. We will also enter into (i) a termination agreement with NRDC Capital Management to terminate NRDC Capital Management’s obligation to purchase and our obligation to issue, Co-Investment Units immediately prior to the consummation of the transactions contemplated by the Framework Agreement and (ii) certain ancillary documents.

Closing of the Transactions Contemplated by the Framework Agreement

The closing of the transactions contemplated by the Framework Agreement will take place as soon as practicable following the satisfaction or waiver of all conditions described below under the subsection entitled “—Conditions to Closing,” or at such other time as we and NRDC Capital Management mutually agree. The transactions contemplated by the Framework Agreement are expected to be consummated promptly after the special meetings of our stockholders and warrantholders described in this proxy statement. At the closing we and NRDC Capital Management have agreed to deliver to each other various transaction documents duly executed.

Representations and Warranties

The Framework Agreement contains representations and warranties of NRDC Acquisition relating, among other things, to:

•	due organization and similar corporate matters;

•	capital structure;

•	due authorization and execution, and enforceability;

•	consents and approvals; no violations;

•	SEC reports, financial statements and Sarbanes-Oxley Act;

•	absence of undisclosed liabilities;

•	absence of certain changes or events;

•	contracts;

•	litigation;

•	permits and compliance with applicable laws;

•	tax matters;

•	assets and properties;

•	transactions with affiliates;

•	employee matters;

•	required votes of our stockholders and warrantholders;

•	our trust account; and

•	brokers.

The Framework Agreement also contains representations and warranties of NRDC Capital Management relating, among other things, to:

•	due organization and similar corporate matters;

•	due authorization and execution, and enforceability;

•	consents and approvals; no violations;

•	litigation; and

•	brokers.

Covenants

The parties have each agreed to use commercially reasonable efforts to take such actions as are necessary, proper or advisable to consummate the transactions contemplated by the Framework Agreement. We have also agreed to continue to operate our business in the ordinary course prior to the closing and, unless otherwise required or permitted under the Framework Agreement, not to take the following actions, among others, without the prior written consent of NRDC Capital Management:

•

except in connection with the Initial Charter Proposal, the Framework Transactions Sub-Proposal 2 and the Secondary Charter Proposals, and amendments to our bylaws so they are consistent with amendments to our charter in connection with the Initial Charter Proposal, the Framework Transactions Sub-Proposal 2 and the Secondary Charter Proposals, amend our certificate of incorporation or bylaws (whether by merger, consolidation or otherwise);

•

split, combine or reclassify any shares of our capital stock or other equity securities or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of our capital stock or other equity securities, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any of our capital stock or other equity securities except as set forth in the Framework Agreement;

•

(x) issue, deliver or sell, or authorize the issuance, delivery or sale of, any of our capital stock, warrant or other equity securities, or (y) amend any term of any of our capital stock or other equity securities (in each case, whether by merger, consolidation or otherwise) except as set forth in the Framework Agreement;

•

acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any material assets, securities, properties, or businesses, other than in the ordinary course of business except as set forth in the Framework Agreement;

•	sell, lease or otherwise transfer, or create or incur any lien on, any of our assets, securities, properties, or businesses, other than in the ordinary course of business;

•	make any material loans, advances or capital contributions to, or investments in, any other person or entity;

•	create, incur, assume, suffer to exist or otherwise be liable with respect to any indebtedness for borrowed money or guarantees thereof;

•	enter into any hedging arrangements;

•

enter into or amend any material contract or enter into any agreement or arrangement that limits or otherwise restricts in any respect us, or any successor thereto, or that could, after the consummation of the transactions contemplated by the Framework Agreement, limit or restrict in any respect us from engaging or competing in any line of business, in any location or with any person or, except in the ordinary course of business, otherwise waive, release or assign any material rights, claims or benefits;

•	increase compensation, bonus or other benefits payable to any director, officer or employee;

•	change the methods of accounting, except as required by concurrent changes in law or generally accepted accounting principles;

•

settle, or offer or propose to settle, any material litigation, investigation, arbitration, proceeding or other claim involving or against us, including any litigation, arbitration, proceeding or dispute that relates to the transactions contemplated by the Framework Agreement;

•

make or change any material tax election, change any annual tax accounting period, adopt or change any method of tax accounting, materially amend any tax returns or file claims for material tax refunds, enter any material closing agreement, settle any material tax claim, audit or assessment, or surrender any right to claim a material tax refund, offset or other reduction in tax liability, or take any action or fail to take any action that could prevent us from qualifying as a REIT commencing with our taxable year ending December 31, 2010; or

•	agree, resolve or commit to do any of the foregoing.

The Framework Agreement also contains additional covenants of the parties, including, among others, covenants providing for:

•

preparation and filing of this proxy statement to solicit proxies from our stockholders and warrantholders to vote on the proposals that will be presented for consideration at the special meetings and reasonable best efforts by us and NRDC Capital Management to respond to any comments made by the SEC as promptly as practicable after such filing;

•	us taking all action necessary to convene a meeting of stockholders and warrantholders to obtain the approval of the proposals that will be presented for consideration at the special meetings;

•	our ability to seek to purchase, or enter into binding contracts to purchase IPO Shares following the initial filing of the proxy statement with the SEC;

•	protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

•	the waiver by NRDC Capital Management of its rights to make claims against us to collect from the trust account for any monies that we may owe to it;

•

our election to qualify as a REIT in connection with the filing of our tax return for our taxable year ending December 31, 2010 and making a special distribution required under the Code by December 31, 2010;

•	amendment of our bylaws to ensure they are consistent with the provisions described in the proposed charter amendments; and

•	ratifying the 2009 Equity Incentive Plan, subject to stockholder approval.

Conditions to Closing

Consummation of the transactions contemplated by the Framework Agreement is conditioned upon (i) (a) the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at a stockholders meeting approving the Initial Charter Proposal, (b) the affirmative vote of a majority of the outstanding IPO Shares voted at the stockholders meeting approving the Framework Transactions Sub-Proposal 1 and (c) at the stockholders meeting, the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote, and the affirmative vote of a majority of the outstanding IPO shares, approving the Framework Transactions Sub-Proposal 2, (ii) the holders of fewer than 30% of the IPO Shares voting against the Framework Transactions Sub-Proposal 1 and exercising their conversion rights and (iii) a majority of the holders of our warrants approving the Warrant Amendment Proposals.

In addition, the consummation of the transactions contemplated by the Framework Agreement is conditioned upon, among other things:

•

no statute, rule, ruling, regulation, judgment, decision, order, injunction, writ or decree having been enacted, entered, ordered, promulgated, issued or enforced by any court or other governmental authority that is in effect and prohibits, enjoins or restricts the consummation of such transactions;

•

the accuracy of the representations and warranties made by each party and the delivery by each party to the other party of a certificate to the effect that the representations and warranties of each party are true and correct as of the closing, except as would not reasonably be expected to have a material adverse effect, and all covenants contained in the Framework Agreement having been materially complied with by each party;

•	the trust account containing at least $100 million (after payment to stockholders that exercise conversion rights and payment to stockholders from whom we purchase IPO Shares);

•	receipt by us of an opinion from Richards, Layton & Finger, P.A. relating to the initial charter amendment, which opinion has been obtained and is attached as Annex H to this proxy statement;

•

the amendment of our charter to provide for the initial charter amendment pursuant to the Initial Charter Proposal having been filed with the Secretary of State of Delaware and being in full force and effect;

•

we and the underwriters in our IPO having entered into agreements to revise the compensation they will receive upon the consummation of the transactions contemplated by the Framework Agreement, see the section entitled “—Transactions Set Forth in the Framework Agreement;” and

•

we and the Founder Stockholders having entered into amendments to each of the letter agreements between us, BofA and each of the Founder Stockholders, pursuant to which each Founder Stockholder will agree to surrender certain, or in the case of NRDC Capital Management, all, of its shares prior to or upon consummation of the transactions contemplated by the Framework Agreement. See the section entitled “—Transactions Set Forth in the Framework Agreement.”

Waiver

If permitted under applicable law, either we or NRDC Capital Management may waive any inaccuracies in the representations and warranties made to such party contained in the Framework Agreement or in any document delivered pursuant to the Framework Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Framework Agreement or in any document delivered pursuant to the Framework Agreement. The condition requiring that the holders of fewer than 30% of the IPO Shares affirmatively vote against the Framework Transactions Sub-Proposal 1 and demand conversion of their shares into cash may not be waived. We would file a Current Report on Form 8-K and issue a press release to disclose any waiver of any representation, warranty or condition to the Framework Agreement. If such waiver is material to investors, a supplement to this proxy statement would also be sent to holders of IPO Shares as promptly as practicable. There can be no assurance that all of the conditions will be satisfied or waived. At any time prior to the closing, either we or NRDC Capital Management may, in writing, to the extent legally allowed, extend the time for the performance of any of the obligations or other acts of the other parties to the Framework Agreement.

The existence of the financial and personal interests of our directors may result in a conflict of interest on the part of one or more of them between what he or she may believe is best for us and what he or she may believe is best for himself or herself in determining whether or not to grant a waiver in a specific situation.

Termination

The Framework Agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of NRDC Acquisition and NRDC Capital Management;

•	by either NRDC Acquisition or NRDC Capital Management:

–

if any court of competent jurisdiction or other competent government authority has issued a statute, rule, regulation, order, decree or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting any or all of the transactions contemplated by the Framework Agreement, and such statute, rule, regulation, order, decree or injunction or other injunction has become final and non-appealable;

–

in the event of (i) a material breach of the Framework Agreement by the non-terminating party if such non-terminating party fails to cure such breach within twenty business days following notification thereof by the terminating party or (ii) the satisfaction of any condition to the terminating party’s obligations under the Framework Agreement becomes impossible if the failure of such condition to be satisfied is not caused by a breach of the Framework Agreement by the terminating party or its affiliates; or

–

if the transactions contemplated by the Framework Agreement are not consummated on or before October 23, 2009, unless such failure to consummate such transactions is due to the failure to act by the terminating party or its affiliates.

Effect of Termination

In the event of proper termination by either NRDC Acquisition or NRDC Capital Management, the Framework Agreement will become void and have no effect, without any liability or obligation on the part of NRDC Acquisition or NRDC Capital Management, except that:

•	the confidentiality obligations set forth in the Framework Agreement will survive;

•

the waiver by NRDC Capital Management of all rights against NRDC Acquisition to collect from the trust account for any monies that may be owed to it by us for any reason whatsoever, including but not limited to a breach of the Framework Agreement, and the acknowledgement that NRDC Capital Management will not seek recourse against the trust account for any reason whatsoever, will survive;

•

the rights of the parties to bring actions against each other for any knowing or willful breach of any of the other party’s representations, warranties, covenants or other undertakings set forth in the Framework Agreement will survive; and

•	the fees and expenses incurred in connection with the Framework Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses.

Fees and Expenses

Whether or not the transactions contemplated by the Framework Agreement are consummated and except as otherwise provided in the Framework Agreement, each party will bear its own expenses in connection with the transactions contemplated by the Framework Agreement.

Confidentiality; Access to Information

Each party will afford to the other party and its financial advisors, accountants, counsel and other representatives prior to the completion of the transactions contemplated by the Framework Agreement reasonable access during normal business hours, upon reasonable notice, to all of their respective properties, books, records and personnel to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel, as each party may reasonably request. NRDC Acquisition and NRDC Capital Management will maintain in confidence any non-public information received from the other party, and use such non-public information only for purposes of consummating the transactions contemplated by the Framework Agreement, subject to customary exceptions.

Amendments

The Framework Agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the parties. We would file a Current Report on Form 8-K to disclose any amendment to the Framework Agreement entered into by the parties. If such amendment is material to investors, a supplement to this proxy statement would also be sent to holders of IPO Shares as promptly as practicable.

On September 11, 2009, we entered into an amendment to the original Framework Agreement to replace Exhibits A-1, A-2 and A-3 to the Framework Agreement. Exhibits A-1, A-2 and A-3 are our proposed charter amendments, which are attached to this proxy statement as Annex B, C and D.

Public Announcements

The parties have agreed that until closing or termination of the Framework Agreement, the parties will:

•	cooperate in good faith to jointly prepare all press releases and public announcements pertaining to the Framework Agreement and the transactions contemplated thereby; and

•

not issue or otherwise make any public announcement or communication pertaining to the Framework Agreement or the transactions contemplated thereby without the prior consent of the other party, which will not be unreasonably withheld, except as may be required by applicable law or court process.

THE SECONDARY CHARTER PROPOSALS

General

At the special meeting, our stockholders will be asked to consider and vote on proposals to approve amendments to our charter which will eliminate certain provisions applicable only to special purpose acquisition corporations, add various provisions relating to our intention to elect to qualify to be taxed as a REIT commencing with our taxable year ending December 31, 2010 and revise certain other provisions in anticipation of our conduct as an operating company.

First Sub-Proposal—Proposal to Eliminate Special Purpose Acquisition Corporation Provisions

Reasons for the First Sub-Proposal; Effect

We are proposing to remove the provisions only applicable to us as a special purpose acquisition corporation prior to the completion of a “Business Combination,” as defined in our charter after giving effect to the Initial Charter Proposal, which will no longer be necessary or serve any further purpose. If the first sub-proposal is not approved by our stockholders, the proviso in the second sentence of Article Third in our charter and the entire Article Sixth of our charter will remain in our charter.

Specifics of the First Sub-Proposal

The proviso in the second sentence of Article Third of our charter (which will be deleted in its entirety if the first sub-proposal is approved by our stockholders) would read as follows after giving effect to the amendment contemplated by the Initial Charter Proposal:

“; provided, however, that in the event that a Business Combination (as defined below) is not consummated by the Termination Date (as defined below), then, with no further action required by the Corporation’s board of directors (the “ Board of Directors”) or the Corporation’s stockholders, the purposes of the Corporation shall automatically on the Termination Date be limited to effecting and implementing the dissolution and liquidation of the Corporation and the taking of any other action expressly required to be taken herein on or after the Termination Date and the Corporation’s powers shall thereupon be limited to those set forth to Section 278 of the General Corporation Law and as otherwise may be necessary to implement the limited purposes of the Corporation as provided herein”

Article Sixth of our charter (which will be deleted in its entirety if the first sub-proposal is approved by our stockholders) would read as follows after giving effect to the amendment contemplated by the Initial Charter Proposal:

“ARTICLE Sixth: The introduction and the following provisions (A) through (G) of this ARTICLE SIXTH shall apply during the period commencing upon the filing of this Second Amended and Restated Certificate of Incorporation and terminating upon the consummation of any Business Combination (as defined below), and may not be amended during the Target Business Acquisition Period (as defined below) except as provided in subparagraph (G) of this ARTICLE SIXTH. A “ Business Combination” shall mean the (i) acquisition by the Corporation of one or more assets or control of one or more operating businesses (collectively, the “ Target Business”), through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination having, collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the amount in the Trust Fund (excluding the deferred underwriting discounts and commissions and taxes payable) at the time of such acquisition; provided, that any acquisition of multiple assets or operating businesses shall occur contemporaneously with one another; or (ii) consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009, by and between the Corporation and NRDC Capital Management, LLC. For purposes of this ARTICLE SIXTH, fair market value shall be determined by the Board of Directors based upon financial standards generally accepted by the financial community, such as actual and potential sales, earnings, cash flow and book value. If the Board of Directors is not able to independently calculate the fair market value of the Target Business, the Corporation shall obtain an opinion with regard to such fair market value from an unaffiliated, independent third party appraiser, which may or may not be an investment banking firm that is a member of the National Association of Securities Dealers, Inc. The “ Target Business Acquisition Period” shall mean the period from the closing of the Corporation’s initial public offering (“ IPO”) up to and including the first to occur of (a) a Business Combination or (b) the Termination Date.

A. Upon completion of the IPO and the private placement of the Corporation’s warrants expected to take place concurrently with the IPO (the “ Private Placement”), and including the deferred portion of the IPO underwriters’ discount, approximately 98% (or such other percentage as set forth in the Corporation’s registration statement on Form S-1 filed with the Securities and Exchange Commission at the time it goes effective) of the offering proceeds of the IPO and the Private Placement (including the deferred portion of the IPO underwriter’s discount) shall be deposited and thereafter held in the Trust Fund (as defined below). Except with respect to up to an aggregate amount of $2,700,000 from interest earned on the Trust Fund, net of taxes payable, which will be released to the Corporation upon its demand, the Corporation shall not, and no officer, director or employee of the Corporation shall, disburse any of the offering proceeds held in the Trust Fund except in connection with (i) the payment of the Corporation’s income tax liability associated with the interest income earned on the proceeds held in the Trust Fund, (ii) a Business Combination or thereafter, or (iii) the liquidation of the Corporation as discussed in paragraph (D) below; in each case in accordance with the trust agreement between the Corporation and the trustee named therein regulating the Trust Fund.

B. Prior to the consummation of any Business Combination, the Corporation shall submit such Business Combination to its stockholders for approval regardless of whether the Business Combination is of a type which normally would require such stockholder approval under the DGCL. In the event that a majority of the IPO Shares (as defined below) voted by the holders thereof are cast in favor of the Business Combination at the meeting to approve the Business Combination, the Corporation shall be authorized to consummate the Business Combination; provided that the Corporation shall not consummate such Business Combination if either (i) 30% or more in interest of the holders of IPO Shares both vote against the Business Combination and exercise their conversion rights described in paragraph (C) below or (ii) a majority interest of the holders of the IPO Shares do not affirmatively vote to amend Article FIFTH of this Second Amended and Restated Certificate of Incorporation.

C. In the event that a Business Combination is approved in accordance with the above paragraph (B) and is consummated by the Corporation, any stockholder of the Corporation holding shares of Common Stock issued in the IPO (including shares purchased in the secondary market, “ IPO Shares”) who voted against such Business Combination may, contemporaneously with (or prior to) such vote, demand that the Corporation convert such stockholder’s IPO Shares into cash. If so demanded, the Corporation shall, promptly after consummation of the Business Combination, convert such shares into cash at a per share conversion price equal to the quotient determined by dividing (i) the amount of the Trust Fund (inclusive of (a) the proceeds of the Private Placement, (b) any interest earned thereon, less (x) any amount used to pay federal, state or local income tax on such interest, calculated as of two business days prior to the consummation of the Business Combination, and (y) up to an aggregate amount of $2,700,000 from interest earned on the Trust Fund, net of taxes payable, which will be released to the Corporation upon its demand, and (c) the IPO underwriter’s deferred discount), by (ii) the total number of IPO Shares outstanding at that date. “ Trust Fund” shall mean the trust account established by the Corporation at the completion of its IPO and into which a certain amount of the net proceeds of the IPO, including the amount representing the IPO underwriter’s deferred discount, and the proceeds of the Private Placement, are deposited.

D. In the event that the Corporation does not consummate a Business Combination by the Termination Date, only the holders of IPO Shares shall be entitled to receive liquidating distributions and the Corporation shall pay no liquidating distributions with respect to any other shares of capital stock of the Corporation. This paragraph (D) shall terminate automatically with no action required by the Board of Directors or the Corporation’s stockholders in the event the Business Combination has been consummated prior to the Termination Date.

E. A holder of IPO Shares shall be entitled to receive distributions from the Trust Fund only in the event of a liquidation of the Corporation or in the event such holder demands conversion of such holder’s shares in accordance with paragraph (C) above. In no other circumstances shall a holder of IPO Shares have any right or interest of any kind in or to the Trust Fund.

F. Unless and until the Corporation has consummated a Business Combination as permitted under this ARTICLE SIXTH, the Corporation may not consummate any other business combination, whether by merger, stock exchange, stock purchase, asset acquisition or otherwise.

G. During the Target Business Acquisition Period, this ARTICLE SIXTH may only be amended upon (i) the adoption, in accordance with Section 242 of the DGCL, by the Board of Directors of a resolution in favor of a proposed amendment, declaring that such amendment is in the best interests of and advisable to the Corporation and its stockholders and calling for the proposed amendment to be presented to the Corporation’s stockholders for approval; and (ii) the approval of the proposed amendment by unanimous vote of all the shares of Common Stock outstanding and entitled to vote on such proposed amendment, at a meeting called and held upon notice in accordance with Section 222 of the DGCL.”

Second Sub-Proposal—Proposal to Change Our Name From “NRDC Acquisition Corp.” to “Retail Opportunity Investments Corp.”

Reasons for the Second Sub-Proposal; Effect

We are proposing to change our name from “NRDC Acquisition Corp.” to “Retail Opportunity Investments Corp.” Our board of directors believes this name change is desirable because we would no longer be a special acquisition corporation.

Specifics of the Second Sub-Proposal

If the second sub-proposal is approved, Article First of our charter will be amended and restated to read as follows:

“ARTICLE First: The name of the Corporation is “Retail Opportunity Investments Corp.” (hereinafter sometimes referred to as the “ Corporation”).”

Third Sub-Proposal—Proposal to Add Provisions Relating to REIT Stock Ownership Limitations and Transfer Restrictions

Reasons for the Third Sub-Proposal; Effect

We are proposing to add various REIT related stock ownership limitations and transfer restrictions which, among other things (i) provide that no person may generally own, or be deemed to own under attribution rules of the Code, more than 9.8% by value or number of shares, whichever is more restrictive, of shares of common stock or 9.8% by value or number of shares, whichever is more restrictive, of shares of our capital stock, (ii) prohibit any person from beneficially or constructively owning shares of our stock that would result in us being “closely held” under Section 856(h) of the Code or otherwise cause us to fail to qualify as a REIT and (iii) prohibit any person from transferring shares of our stock if such transfer would result in shares of our stock being beneficially owned by fewer than 100 persons. We believe these provisions will help us to continue to qualify as a REIT once we elect to qualify as a REIT and will allow us to implement our proposed business plan following the consummation of the transactions contemplated by the Framework Agreement. If the third sub-proposal is not approved by our stockholders, our charter will not contain the proposed provisions and there will be no REIT related stock ownership limitations and transfer restrictions. As a result, we may not be able to qualify as a REIT or lose our qualification as REIT, once qualified.

Specifics of the Third Sub-Proposal

If the third sub-proposal is approved, a new Article Sixth will be added to our charter and include the following provisions:

“ARTICLE Sixth:

(a) Definitions. For the purpose of this Second Amended and Restated Certificate of Incorporation, the following terms shall have the following meanings:

“ Aggregate Stock Ownership Limit” shall mean not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Capital Stock.

“ Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “ Beneficial Owner,” “ Beneficially Owns” and “ Beneficially Owned” shall have the correlative meanings.

“ Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“ Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

“ Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to clause (c)(vi) of this ARTICLE SIXTH, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“ Common Stock Ownership Limit” shall mean not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation.

“ Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “ Constructive Owner,” “ Constructively Owns” and “ Constructively Owned” shall have the correlative meanings.

“ Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by this Second Amended and Restated Certificate of Incorporation or by the Board of Directors pursuant to clause (b)(vii) of this ARTICLE SIXTH.

“ Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to clause (b)(vii) of this ARTICLE SIXTH and subject to adjustment pursuant to clause (b)(viii) of this ARTICLE SIXTH, the percentage limit established by the Board of Directors pursuant to clause (b)(vii) of this ARTICLE SIXTH.

“ Excess Securities” shall have the meaning set forth clause (b)(i)(B)(1) of this ARTICLE SIXTH.

“ Initial Date” shall mean the date upon which the Second Amended and Restated Certificate of Incorporation containing this ARTICLE SIXTH are accepted for record by the Delaware Secretary of State.

“ IPO” shall mean the Corporation’s initial public offering.

“ Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “ Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE Amex or, if such Capital Stock is not listed or admitted to trading on the NYSE Amex, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors of the Corporation or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors of the Corporation.

“ Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

“ Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of clause (b)(i) of this ARTICLE SIXTH, would Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

“ Restriction Termination Date” shall mean the first day after the Initial Date on which the Corporation determines pursuant to ARTICLE FIFTH above that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

“ Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “ Transferring” and “ Transferred” shall have the correlative meanings.

“ Trust” shall mean any trust provided for in clause (c)(i) of this ARTICLE SIXTH.

“ Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as trustee of the Trust.

(b) Capital Stock.

(i) Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to clause (d) of this ARTICLE SIXTH:

(A) Basic Restrictions.

(1) (x) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (y) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (z) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(2) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant could cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(3) Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.”;

“(ii) Remedies for Breach. If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of clause (b)(i) of this ARTICLE SIXTH or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of clause (b)(i) of this ARTICLE SIXTH (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of clause (b)(i) of this ARTICLE SIXTH shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

(iii) Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate clause (b)(i)(A)(1) of this ARTICLE SIXTH or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of clause (b)(i)(B) of this ARTICLE SIXTH shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s qualification as a REIT.

(iv) Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(A) every owner of five percent or more (or such lower percentage as required by the Code or the U.S. Treasury Department regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s qualification as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

(B) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(v) Remedies Not Limited. Subject to ARTICLE FIFTH, nothing contained in this clause (b) shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s qualification as a REIT.

(vi) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this clause (b), clause (c), or any definition contained in clause (a), the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this clause (b) or clause (c) or any such definition with respect to any situation based on the facts known to it. In the event this clause (b) or clause (c) requires an action by the Board of Directors and this Second Amended and Restated Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of clauses (a), (b) or (c) of this ARTICLE SIXTH. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in clause (b)(ii) of this ARTICLE SIXTH) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of clause (b)(i) of this ARTICLE SIXTH, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.”;

“(ix) Legend. Each certificate for shares of Capital Stock, if certificated, or the written statement of information in lieu of a certificate shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its qualification as a Real Estate Investment Trust under the Code. Subject to certain further restrictions and except as expressly provided in this Second Amended and Restated Certificate of Incorporation, (i) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8 percent (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8 percent (in value or number of shares) of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If the restrictions on transfer or ownership provided in (i), (ii) or (iii) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be (x) automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries or (y) the Corporation shall, at its option, redeem such shares of Capital Stock from the transferor, in the case of a Transfer, or person, in the case of another event, for, at its option, cash, a note or other securities of the Corporation. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, if the ownership restriction provided in (iv) above would be violated or upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Second Amended and Restated Certificate of Incorporation of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate or written statement of information in lieu of a certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.”; and

“(d) NYSE Amex Transactions. Nothing in this ARTICLE SIXTH shall preclude the settlement of any transaction entered into through the facilities of the NYSE Amex or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this ARTICLE SIXTH and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this ARTICLE SIXTH.

(e) Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this ARTICLE SIXTH.

(f) Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.”

Fourth Sub-Proposal—Proposal to Add Provisions to Allow Our Board of Directors to Make Exceptions to REIT Ownership Limitations and Transfer Restrictions

Reasons for the Fourth Sub-Proposal; Effect

We are proposing to add provisions to our charter that would allow our board of directors to exempt a person from the limits on ownership of our stock unless an exemption would cause an individual to beneficially or constructively own shares of our capital stock in excess of the ownership limit, result in us being “closely held” within the meaning of Section 856(h) of the Code, or otherwise would result in our failing to qualify as a REIT and set forth the requirements for the exemptions. These additions will allow us to implement our proposed business plan following the consummation of the transactions contemplated by the Framework Agreement. If the fourth sub-proposal is not approved by our stockholders, our charter will not contain the proposed provisions and our board of directors will not be allowed to exempt certain persons from the REIT stock ownership limitations or change the REIT stock ownership limitations. As a result, we may not be able to pursue transactions that could benefit us if such transactions would cause a person to violate the REIT stock ownership limitations but would not adversely affect our qualification as a REIT.

Specifics of the Fourth Sub-Proposal

If the fourth sub-proposal is approved, a new Article Sixth will be added to our charter and include the following provisions:

“(vii) Exceptions.

(A) Subject to clause (b)(i)(A)(2) of this ARTICLE SIXTH, the Board of Directors of the Corporation, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(1) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate clause (b)(i)(A)(2) of this ARTICLE SIXTH;

(2) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Corporation, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(3) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in clause (b)(i) through clause (b)(vi) of this ARTICLE SIXTH) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with clause (b)(i)(B) and clause (c) of this ARTICLE SIXTH.

(B) Prior to granting any exception pursuant to clause (b)(vii)(A) of this ARTICLE SIXTH, the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(C) Subject to clause (b)(i)(A)(2) of this ARTICLE SIXTH an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(D) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

(viii) Increase in Aggregate Stock Ownership and Common Stock Ownership Limits. Subject to clause (b)(i)(A)(2) of this ARTICLE SIXTH, the Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons; provided, however, that the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit will not be effective for any Person whose percentage ownership in Common Stock is in excess of such decreased Common Stock Ownership Limit and/or whose percentage ownership in Capital Stock is in excess of such decreased Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage of Common Stock equals or falls below the decreased Common Stock Ownership Limit and/or such Person’s percentage of Capital Stock equals or falls below the decreased Aggregate Stock Ownership Limit, as applicable, but any further acquisition of Capital Stock in excess of such percentage ownership of Common Stock and/or Capital Stock will be in violation of the Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit, as applicable, and, provided further, that the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding Capital Stock.”

Fifth Sub-Proposal—Proposal to Add Provisions Relating to Transfer to Trust or Redemption for Violations of REIT Ownership Limitations

Reasons for the Fifth Sub-Proposal; Effect

We are proposing to add provisions to our charter to provide that if any purported transfer of shares of our stock or any other event would otherwise result in any person violating the ownership limits or in us being “closely held” under Section 856(h) of the Code or otherwise failing to qualify as a REIT, then that number of shares that would cause such person to violate such restrictions will be (i) automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations selected by us and the intended transferee will acquire no rights in such shares and that set forth actions the trustee may take or (ii) at our option, redeemed by us for cash, securities or notes. We believe these provisions will help us to continue to qualify as a REIT in the event a stockholder violates the REIT related stock ownership limitations. If the fifth sub-proposal is not approved by our stockholders, our charter will not contain the proposed provisions and we may fail to qualify as a REIT if a person violates the REIT related stock ownership limitations.

Specifics of the Fifth Sub-Proposal

If the fifth sub-proposal is approved, a new Article Sixth will be added to our charter and include the following provisions:

“(B) Transfer in Trust. If any Transfer of shares of Capital Stock or other event occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of clause (b)(i)(A)(1) or (2) of this ARTICLE SIXTH,

(1) then (x) that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate clause (b)(i)(A)(1) or (2) of this ARTICLE SIXTH (rounded up to the nearest whole share) (“ Excess Securities”) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in clause (c) of this ARTICLE SIXTH, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares or (y) the Corporation shall, at its option, redeem such Excess Securities from the transferor, in the case of a Transfer, or person, in the case of another event, for, at its option, cash, a note or other securities of the Corporation; or

(2) if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of clause (b)(i)(A)(1) or (2) of this ARTICLE SIXTH, then the Transfer of the Excess Securities shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.”; and

“(c) Transfer of Capital Stock in Trust.

(i) Ownership in Trust. Upon any purported Transfer or other event described in clause (b)(i)(B) of this ARTICLE SIXTH that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to clause (b)(i)(B) of this ARTICLE SIXTH. The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in clause (c)(vi) of this ARTICLE SIXTH.

(ii) Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

(iii) Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Delaware law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (A) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (B) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this ARTICLE SIXTH, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

(iv) Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in clause (b)(i)(A) of this ARTICLE SIXTH. Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this clause (c)(iv). The Prohibited Owner shall receive the lesser of (A) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (B) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to clause (c)(iii) of this ARTICLE SIXTH. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (A) such shares shall be deemed to have been sold on behalf of the Trust and (B) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this clause (c)(iv), such excess shall be paid to the Trustee upon demand.

(v) Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (A) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (B) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to clause (c)(iii). The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to clause (c)(iv) of this ARTICLE SIXTH. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(vi) Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that the shares of Capital Stock held in the Trust would not violate the restrictions set forth in clause (b)(i)(A) of this ARTICLE SIXTH in the hands of such Charitable Beneficiary.”

Sixth Sub-Proposal—Proposal to Increase the Number of Shares Authorized

Reasons for the Sixth Sub-Proposal; Effect

We are proposing to increase the number of authorized shares of capital stock. Our current charter authorizes the issuance of up to 106,005,000 shares of stock, consisting of (i) 106,000,000 shares of common stock, par value $0.0001 per share, and (ii) 5,000 shares of preferred stock, par value $0.0001 per share. On the record date for the special meetings, we had outstanding 51,750,000 shares of our common stock and no shares of preferred stock. After giving effect to the exercise of outstanding 49,400,000 warrants, we will only have 4,850,000 shares of authorized but unissued capital stock. We believe the greater number of authorized number of shares of capital stock is desirable because we would have additional authorized shares of common and preferred stock for financing our business, for acquiring other businesses, for forming strategic partnerships and alliances, for stock dividends and stock splits and for use in connection with stock plans and to pursue other corporate purposes that our board of directors may identify. We have no current plans to effect any such transactions. The terms of the additional shares of preferred stock proposed to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the board of directors of the Company. If the sixth sub-proposal is not approved by our stockholders, the number of authorized shares of our stock will remain 106,005,000.

Specifics of the Sixth Sub-Proposal

We are proposing to increase the number of authorized shares of stock from 106,005,000 to 550,000,000, of which 500,000,000 shares will be designated common stock, par value $.0001 per share, and 50,000,000 shares will be designated preferred stock, par value $.0001 per share.

Seventh Sub-Proposal—Proposal to De-Classify Our Board of Directors

Reasons for the Seventh Sub-Proposal; Effect

We are proposing to eliminate the classified status of our board of directors so that all directors will be subject to re-election at each annual meeting. Eliminating the classification of our board of directors will allow our stockholders to evaluate and vote to elect the full board of directors annually. If the seventh sub-proposal is not approved by our stockholders, our board of directors will remain classified.

Specifics of the Seventh Sub-Proposal

The first five sentences in Article Seventh of our charter (which will be deleted in their entirety if the seventh sub-proposal is approved by our stockholders) currently read as follows:

“Except as otherwise provided in this Second Amended and Restated Certificate of Incorporation, the Board of Directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. The directors of the Corporation on the date hereof shall determine their class. To the extent any additional directors are elected or appointed prior to the Corporation’s first annual meeting of stockholders, the directors of the Corporation shall determine the class of such additional directors. The directors in Class I shall be elected for a term expiring at the first annual meeting of stockholders, the directors in Class II shall be elected for a term expiring at the second annual meeting of stockholders and the directors in Class III shall be elected for a term expiring at the third annual meeting of stockholders. Commencing at the first annual meeting of stockholders, and at each annual meeting of stockholders thereafter, directors elected to succeed those directors whose terms expire in connection with such annual meeting of stockholders shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.”

The foregoing descriptions of the Secondary Charter Proposals are only a summary. The full text of the charter amendment which implements the Secondary Charter Proposals, a copy of which is attached as Annex D to this proxy statement, is incorporated by reference into this proxy statement. Our rights and obligations are governed by the express terms and conditions of the charter amendment which implements the Secondary Charter Proposals and not by this summary. This summary and the summaries of the Secondary Charter Proposals elsewhere in this proxy statement may not contain all of the information about the Secondary Charter Proposals that is of importance to you and are qualified in their entirety by reference to the complete text of the charter amendment which implements the Secondary Charter Proposals. We encourage you to read the charter amendment which implements the Secondary Charter Proposals carefully and in its entirety for a more complete understanding of the Secondary Charter Proposals.

Consequences If the Secondary Charter Proposals Are Not Approved

In order to comply with applicable rules of the SEC relating to proxy statements, we are presenting each Secondary Charter Proposal as a separate sub-proposal for approval. As a matter of state law, only the approval of one amendment to our charter that contains all of the Secondary Charter Proposals, as a whole, is required. If any sub-proposal is not approved by the requisite vote of stockholders at the special meeting, that sub-proposal will not take effect. A failure to approve any particular sub-proposal by the requisite vote will not affect the adoption, implementation or effectiveness of any other sub-proposal for which the requisite stockholder approval is obtained.

If the transactions contemplated by the Framework Agreement are consummated but the Secondary Charter Proposals are not are not approved, the Company will continue to operate as a going concern and will use reasonable efforts to ensure that the Company could qualify as a REIT notwithstanding the Company’s charter provisions then in effect. However, if the Secondary Charter Proposals, which are intended to assist us in complying with the REIT ownership requirements, are not approved, it may not be possible for the Company to ensure its compliance with such REIT ownership requirements, which could cause the Company to fail to qualify as a REIT. See “Risk Factors—U.S. Federal Income Tax Risks—The stock transfer restrictions in our proposed charter amendments may not be effective as to all stockholders, and our stockholders could approve the Initial Charter Proposal and the Framework Transactions Proposal but not the Secondary Charter Proposals, either of which could adversely affect our ability to qualify as a REIT.”

Appraisal Rights

Our stockholders do not have appraisal rights under the DGCL in connection with the Secondary Charter Proposals (including any related sub-proposal).

Required Vote

The approval of each sub-proposal described in this section will require the affirmative vote of the holders of a majority of our common stock outstanding on the record date. Because these proposals require the affirmative vote of a majority of the shares of common stock outstanding for approval, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against each sub-proposal.

Recommendation of Our Board of Directors

Our board of directors, in connection with its approval of the transactions contemplated by the Framework Agreement, has unanimously declared the advisability of and approved the Secondary Charter Proposals. Our board of directors unanimously recommends that you vote or give instructions to vote “FOR” the approval of the Secondary Charter Proposals, including each related sub-proposal.

THE EQUITY INCENTIVE PLAN PROPOSAL

General

On August 6, 2009, our board of directors adopted the 2009 Equity Incentive Plan, and now we are seeking stockholder approval of the 2009 Equity Incentive Plan which will be effective upon the consummation of the transactions contemplated by the Framework Agreement.

Reasons for the Equity Incentive Plan Proposal; Effects

We believe the 2009 Equity Incentive Plan is necessary to give us the ability to attract and retain qualified employees, non-employee directors, executive officers, consultants and other key personnel and service providers. The 2009 Equity Incentive Plan will be administered by a committee (which may be the compensation committee) appointed by our board of directors. Reference below to the committee includes a reference to the board for those periods in which the board is acting. The 2009 Equity Incentive Plan will permit the granting of stock options, restricted shares of common stock, share appreciation rights, phantom shares, dividend equivalent rights and other equity-based awards.

Summary of the 2009 Equity Incentive Plan

The following is a summary of the 2009 Equity Incentive Plan, a copy of which is attached as Annex G to this proxy statement and is incorporated by reference into this proxy statement. The rights and obligations of NRDC Acquisition are governed by the express terms and conditions of the 2009 Equity Incentive Plan and not by this summary. This summary and the summaries of the 2009 Equity Incentive Plan elsewhere in this proxy statement may not contain all of the information about the 2009 Equity Incentive Plan that is of importance to you and are qualified in its entirety by reference to the complete text of the 2009 Equity Incentive Plan. We encourage you to read the 2009 Equity Incentive Plan carefully and in its entirety for a more complete understanding of the 2009 Equity Incentive Plan.

Administration

The committee appointed by our board of directors to administer the 2009 Equity Incentive Plan will have the full authority to administer and interpret the 2009 Equity Incentive Plan, to authorize the granting of awards, to determine the eligibility of directors, officers, consultants and other key personnel and service providers, to determine the number of shares of common stock to be covered by each award (subject to the individual participant limitations provided in the 2009 Equity Incentive Plan), to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the 2009 Equity Incentive Plan), to prescribe the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2009 Equity Incentive Plan or the administration or interpretation thereof. In connection with this authority, the committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. From and after the consummation of the transactions contemplated by the Framework Agreement, the 2009 Equity Incentive Plan will be administered by a committee consisting solely of non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director and will, at such times as we are subject to Section 162(m) of the Code and intend that grant be exempt from the restriction of Section 162(m), qualify as an outside director for purposes of Section 162(m) of the Code, or, if no committee exists, the board of directors.

Eligibility

All of our employees, non-employee directors, executive officers, consultants and other key personnel and service providers as well as our subsidiaries and any of our affiliates are eligible to receive awards under the 2009 Equity Incentive Plan. Each member of our committee that administers the 2009 Equity Incentive Plan will be both a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Code.

Authorization

Our 2009 Equity Incentive Plan provides for grants of restricted common stock and other equity-based awards up to an aggregate of 7.5% of the issued and outstanding shares of our common stock at the time of the award, subject to a ceiling of 4,000,000 shares available for issuance under the 2009 Equity Incentive Plan. In addition, subject to adjustment upon certain corporate transactions or events, incentive stock options for more than 400,000 shares of common stock over the life of the 2009 Equity Incentive Plan may not be granted. If an option or other award granted under the 2009 Equity Incentive Plan expires or terminates, the shares subject to any portion of the award that expires, forfeits or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. Unless previously terminated by our board of directors, no new award may be granted under the 2009 Equity Incentive Plan after the tenth anniversary of the date that such plan was initially approved by our board of directors. No award may be granted under our 2009 Equity Incentive Plan to any person who, assuming exercise of all options and payment of all awards held by such person would own or be deemed to own more than 9.8% of the outstanding shares of our common stock, subject to certain exceptions approved by our board of directors.

Section 162(m) of the Code limits publicly held companies to an annual deduction for U.S. federal income tax purposes of $1,000,000 for compensation paid to each of their chief executive officer and their three highest compensated executive officers (other than the chief executive officer or the chief financial officer) determined at the end of each year, referred to as covered employees. However, performance-based compensation is excluded from this limitation. The 2009 Equity Incentive Plan is designed to permit the committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), but it is not required under the 2009 Equity Incentive Plan that awards qualify for this exception. The 2009 Equity Incentive Plan provides that no participant in the plan will be permitted to acquire, or will have any right to acquire, shares thereunder if such acquisition would be prohibited by the ownership limits contained in our charter or would impair our ability to qualify or remain qualified as a REIT.

No awards under the 2009 Equity Incentive Plan were outstanding prior to completion of this proxy statement. The initial awards described below will become effective upon the consummation of the transactions contemplated by the Framework Agreement.

The benefits and amounts that will be received by or allocated to each of the following under the 2009 Equity Incentive Plan upon consummation of the transactions contemplated by the Framework Agreement are as follows:

2009 Equity Incentive Plan Benefits

Name and Positions	Dollar Value ($)	Shares Of Common Stock	Stock Options

Stuart Tanz (Chief Executive Officer)	The stock option awards will be granted at the applicable fair market value(1) of a share of common stock on the date the transactions contemplated by the Framework Agreement are consummated.	Initial grant of 100,000 shares of restricted common stock	Initial grant of 100,000 options which may be exercised at a price equal to the fair market value of shares of our common stock on the date of the grant. Such options will vest over a 3-year period.

John B. Roche (Chief Financial Officer)	The stock option awards will be granted at the applicable fair market value(1) of a share of common stock on the date the transactions contemplated by the Framework Agreement are consummated.	Initial grant of 50,000 shares of restricted common stock	Initial grant of 50,000 options which may be exercised at a price equal to the fair market value of shares of our common stock on the date of the grant. Such options will vest over a 3-year period.

Richard A. Baker (Executive Chairman)	The stock option awards will be granted at the applicable fair market value(1) of a share of common stock on the date the transactions contemplated by the Framework Agreement are consummated.	Initial grant of 50,000 shares of restricted common stock	Initial grant of 50,000 options which may be exercised at a price equal to the fair market value of shares of our common stock on the date of the grant. Such options will vest over a 3-year period.

(1)	The closing bid price of the common stock on September 24, 2009, the record date for the special meetings, was $10.20 on NYSE Amex.

Options

The terms of specific options, including whether options shall constitute “incentive stock options” for purposes of Section 422(b) of the Code, shall be determined by the committee. The exercise price of an option shall be determined by the committee and reflected in the applicable award agreement. The exercise price with respect to incentive stock options may not be lower than 100% (110% in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan) of the fair market value of our common stock on the date of grant. Each option will be exercisable after the period or periods specified in the award agreement, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan). Options will be exercisable at such times and subject to such terms as determined by the committee.

Share Awards

The 2009 Equity Incentive Plan also provides for the grant of share awards. A restricted share award is an award of shares of common stock that is subject to restrictions on transferability and such other restrictions, if any, as the committee may impose at the date of grant. Grants of restricted shares of common stock will be subject to vesting schedules as determined by the committee. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the committee may determine. A participant granted restricted shares of common stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the restricted shares of common stock. Although dividends may be paid on restricted shares of common stock, whether or not vested, at the same rate and on the same date as on shares of our common stock, holders of restricted shares of common stock are prohibited from selling such shares until they vest.

Share Appreciation Rights

Share appreciation rights, when issued, will reduce the number of shares available for grant under the 2009 Equity Incentive Plan and will vest as provided in the applicable award agreement. Share appreciation rights represent a right to receive the fair market value of a share of common stock, or, if provided by the committee, the right to receive the fair market value of a share of common stock in excess of a base value established by the committee at the time of grant. Share appreciation rights may generally be settled in cash or by transfer of shares of common stock (as may be elected by the participant or the committee, as may be provided by the committee at grant). The committee may, in its discretion and under certain circumstances, permit a participant to receive as settlement of the share appreciation rights installments over a period not to exceed ten years.

Phantom Shares

Phantom shares, when issued, will reduce the number of shares available for grant under the 2009 Equity Incentive Plan and will vest as provided in the applicable award agreement. A phantom share represents a right to receive the fair market value of a share of common stock, or, if provided by the committee, the right to receive the fair market value of a share of common stock in excess of a base value established by the committee at the time of grant. Phantom shares may generally be settled in cash or by transfer of common shares (as may be elected by the participant, in accordance with procedures established by the committee, or us, as may be provided by the committee at grant).

Dividend Equivalents

A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of common stock) of dividends paid on shares of common stock otherwise subject to an award. The committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional shares of common stock. The committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.

Other Equity-Based Awards

The 2009 Equity Incentive Plan authorizes the granting of other awards based upon shares of our common stock (including the grant of securities convertible into shares of common stock and share appreciation rights and LTIP units), subject to terms and conditions established at the time of grant.

LTIP units are a special class of partnership interests in our operating partnership. Each LTIP unit awarded under the 2009 Equity Incentive Plan will be equivalent to an award of one share of common stock under the 2009 Equity Incentive Plan, reducing the number of shares available for other equity awards on a one-for-one basis. We will not receive a tax deduction for the value of any LTIP units granted under the 2009 Equity Incentive Plan. The vesting period for any LTIP units, if any, will be determined at the time of issuance. LTIP units, whether vested or not, will receive the same per unit profit distributions as units of our operating partnership, which profit distribution will generally equal per share distributions on shares of common stock.

Change of Control

Upon a change of control (as defined in the 2009 Equity Incentive Plan), the committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change of control, but only if the committee determines that the adjustments do not have a substantial adverse economic impact on the participants (as determined at the time of the adjustments) and may among other things accelerate vesting or forfeiture of unvested awards in connection with such event.

Amendment; Termination

Our board of directors may amend, suspend, alter or discontinue the 2009 Equity Incentive Plan but cannot take any action that would impair the rights of a participant without such participant’s consent. To the extent necessary and desirable (including as required by law or any stock exchange rules), the board of directors must obtain approval of our stockholders for any amendment that would:

•	other than through adjustment as provided in the 2009 Equity Incentive Plan, increase the total number of shares of common stock reserved for issuance under the 2009 Equity Incentive Plan; or

•	change the class of officers, directors, employees, consultants and advisors eligible to participate in the 2009 Equity Incentive Plan.

The committee or our board of directors may amend the terms of any award granted under the 2009 Equity Incentive Plan, prospectively or retroactively, except that no amendment may adversely affect the rights of any participant with respect to awards previously granted unless such amendments are in connection with applicable laws without his or her consent.

Certain U.S. Federal Income Tax Consequences

Non-Qualified Stock Options

In general, no income will be recognized by an option holder at the time a non-qualified stock option is granted. Ordinary income will generally be recognized by an option holder, however, at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying common stock on the exercise date over the exercise price. We will generally be entitled to a deduction for U.S. federal income tax purposes in the same amount as the amount included in ordinary income by the option holder with respect to his or her non-qualified stock option. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of the non-qualified stock option and the amount included in income with respect to the option. Notwithstanding the foregoing, in the event that exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an option holder or a deduction for us. To receive special tax treatment as an incentive stock option under the Code as to shares acquired upon exercise of an incentive stock option, an option holder must neither dispose of the shares within two years after the incentive stock option is granted nor within one year after the transfer of the shares to the option holder pursuant to exercise of the option. In addition, the option holder must be employed by us or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option. (Special rules apply in the case of the death of the option holder.) Incentive stock option treatment under the Code generally allows the sale of shares of our common stock received upon the exercise of an incentive stock option to result in any gain being treated as a capital gain to the option holder, but we will not be entitled to a tax deduction. The exercise of an incentive stock option (if the holding period rules described in this paragraph are satisfied), however, will give rise to income includable by the option holder in his or her alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the stock acquired on the date of the exercise of the option over the exercise price.

If the holding period rules noted above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option will be characterized as ordinary income. This gain will be equal to the difference between the exercise price and the fair market value of the shares at the time of exercise. (Special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise.) We will generally be entitled to a deduction equal to the amount of such gain included by an option holder as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved. Notwithstanding the foregoing, if exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Restricted Shares

Unless a holder of restricted shares makes an “83(b) election” (as discussed below), there generally will be no tax consequences as a result of the grant of restricted shares until the restricted shares are no longer subject to a substantial risk of forfeiture or are transferable (free of the risk). Dividends paid on unvested shares, if retained by the grantee, will generally be treated as compensation income for U.S. federal income tax purposes (unless an 83(b) election has been made, as discussed below). Generally, when the restrictions are lifted, the holder will recognize ordinary income, and we will be entitled to a deduction, equal to the difference between the fair market value of the shares at that time and the amount, if any, paid by the holder for the restricted shares. Subsequently realized changes in the value of the shares generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of the shares. In general terms, if a holder makes an 83(b) election (under Section 83(b) of the Code) upon the award of restricted shares, the holder will recognize ordinary income on the date of the award of restricted shares, and we will be entitled to a deduction, equal to (i) the fair market value of the restricted shares as though the shares were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the restricted shares. If an 83(b) election is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the restricted shares generally would be eligible for capital gains treatment. In the event of a forfeiture after an 83(b) election is made, no deduction or loss will be available, other than with respect to amounts actually paid for the shares.

Share Appreciation Rights

There are no tax consequences to the option holder or to us upon the grant of a share appreciation right. The option holder will generally recognize ordinary income upon the exercise of a share appreciation right in an amount equal to the cash or fair market value of common stock received, and we will be entitled to a corresponding deduction at that time. Both we and the option holder are required to satisfy the applicable tax withholding requirements, unless the option holder is a non-employee director, where in such case tax withholding would not be required.

Phantom Shares

It is generally expected that any phantom shares would be designed with the intention that there will be no tax consequences as a result of the granting of a phantom share until payment is made with respect to the phantom share. When payment is made, the participant generally would recognize ordinary income, and we would generally be entitled to a deduction, equal to the fair market value of the common stock and cash, as applicable, received upon payment.

Dividend Equivalent Rights

There generally will be no tax consequences as a result of the award of a dividend equivalent right. When payment is made, the holder of the dividend equivalent right generally will recognize ordinary income, and we will be entitled to a deduction, equal to the amount received in respect of the dividend equivalent right.

LTIP Units

There generally will be no tax consequences upon the issuance and vesting of an LTIP Unit. In general, the holder of an LTIP Unit will be taxed as a partner, and will therefore be taxed on his or her respective share of the ordinary income and capital gains of the partnership.

Consequences If the Equity Incentive Plan Proposal Is Not Approved

If our stockholders do not approve the Equity Incentive Plan Proposal, we will not adopt the 2009 Equity Incentive Plan. Our board of directors believes that it is in our best interest to have an equity incentive program. The 2009 Equity Incentive Plan provides a meaningful opportunity for employees, non-employee directors, executive officers, consultants and other key personnel and service providers to acquire a proprietary interest in our company, thereby encouraging those individuals to remain in our service and more closely align their interests with those of the stockholders.

If the Initial Charter Proposal, the Framework Transactions Proposals (including any related sub-proposal) or the Warrant Amendment Proposals (including any related sub-proposal) are not approved, the Equity Incentive Plan Proposal will not be presented to stockholders for a vote.

Appraisal Rights

Our stockholders do not have appraisal rights under the DGCL in connection with the Equity Incentive Plan Proposal.

Required Vote

The affirmative vote of the majority of the votes cast at the special meeting will be required to approve the Equity Incentive Plan Proposal. Abstentions will have the effect of a vote against the Equity Incentive Plan Proposal but broker non-votes or a failure to vote will have no effect upon the Equity Incentive Plan Proposal. The approval of the Equity Incentive Plan Proposal is a not a condition to consummation of the transactions contemplated by the Framework Agreement.

Recommendation of Our Board of Directors

Our board of directors unanimously recommends that our stockholders vote “FOR” the approval of the Equity Incentive Plan Proposal.

THE STOCKHOLDERS ADJOURNMENT PROPOSAL

The Stockholders Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting of stockholders to a later date or dates to permit further solicitation and vote of proxies if at the time of the special meeting it appears that we cannot complete the Framework Transactions by October 23, 2009. In no event will we adjourn the special meeting or consummate the transactions contemplated by the Framework Agreement beyond the date by which we may properly do so under our charter and Delaware law. The purpose of the Stockholders Adjournment Proposal is to provide more time for us to make purchases of IPO Shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the Initial Charter Proposal, the Framework Transactions Proposals and the Secondary Charter Proposals, to meet the requirement that the holders of fewer than 30% of the IPO Shares vote against the Framework Transactions Sub-Proposal 1 and demand that their IPO Shares be converted into cash or to permit further solicitation for other reasons. See the section entitled “The Framework Transactions Proposals—The Framework Transactions Sub- Proposal 1—Actions That May Be Taken to Secure Approval of Our Stockholders.”

In addition to an adjournment of the special meeting upon approval of the Stockholders Adjournment Proposal, our board of directors is empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, we will issue a press release and take such other steps as we believe are necessary and practical in the circumstances to inform our stockholders of the postponement.

Consequences If the Stockholders Adjournment Proposal Is Not Approved

If the Stockholders Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date even if, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the transactions contemplated by the Framework Agreement (because the Initial Charter Proposal, the Framework Transactions Proposals and the Secondary Charter Proposals are not approved or because the holders of 30% or more of the IPO Shares vote against the Framework Transactions Sub-Proposal 1 and demand conversion of their IPO Shares into cash) or it otherwise appears at the time of the special meeting that we cannot complete the Framework Transactions by October 23, 2009. In such event, the transactions contemplated by the Framework Agreement would not be completed and, unless we are able to consummate a “Business Combination” (as defined in our charter) no later than October 23, 2009 (or December 4, 2009, if the Extension Proposal is approved), we will be required to liquidate.

Required Vote

Adoption of the Stockholders Adjournment Proposal requires the affirmative vote of the holders of a majority of our common stock outstanding represented and entitled to vote thereon at the special meeting. A broker non-vote will have no effect on the outcome of the Stockholders Adjournment Proposal. An abstention will have the same effect as a vote against the Stockholders Adjournment Proposal.

Adoption of the Stockholders Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

Recommendation of Our Board of Directors

Our Board of Directors unanimously recommends that our stockholders vote “FOR” the approval of the Stockholders Adjournment Proposal.

THE EXTENSION PROPOSAL

General

Stockholders will be asked to consider and vote on a proposal to amend our charter to extend the date on which our existence terminates from October 23, 2009 to December 4, 2009 if it appears that, at the time of the special meeting of stockholders, we cannot complete the transactions contemplated by the Framework Agreement by October 23, 2009. The Extension Proposal will only be presented to our stockholders if, at the time of the special meeting of stockholders, it appears that we are unable to consummate the Framework Transactions. In such case, the only proposals that will be presented at the special meeting will be the Extension Proposal and the Stockholders Adjournment Proposal. If the Stockholders Adjournment Proposal and the Extension Proposal are approved, we will adjourn the special meeting of stockholders with respect to the Initial Charter Proposal, the Framework Transactions Proposals, the Secondary Charter Proposals and the Equity Incentive Plan Proposal to a later date, but no later than December 4, 2009. That is, we will close the voting with respect to the Extension Proposal and the Stockholders Adjournment Proposal prior to the adjournment of the stockholders meeting on October 16, 2009. If the Extension Proposal and the Stockholders Adjournment Proposal are approved, we will file an amendment to our charter with the Secretary of State of the State of Delaware to effect the Extension Proposal immediately after the adjournment of the stockholders meeting. The amendment to our charter to extend our existence until December 4, 2009 will be in effect during an adjournment while the other proposals are pending.

Reasons; Effects

Because we believe consummating the transactions contemplated by the Framework Agreement to be in the best interests of our stockholders, and because there is a possibility that we may not be able to consummate those transactions by October 23, 2009, we have determined to seek stockholder approval to extend the date on which our existence terminates from October 23, 2009 to December 4, 2009.

If the Extension Proposal is approved, our management, legal and financial advisors will use all of their resources devoted to us to consummate the transactions contemplated by Framework Agreement. We will not pursue any other business combination (as defined in our charter), even if the proposed transactions contemplated by the Framework Agreement are abandoned, or attempt any extension of the business combination deadline beyond December 4, 2009, if the transactions contemplated by the Framework Agreement cannot be completed by that date. We cannot assure you, however, that if our management were to change (as to which current management has no knowledge, intention or plans, and will not solicit or encourage), new management would not attempt to extend the Extension Proposal’s December 4, 2009 deadline to an even later date.

Our charter states that Article Fifth may only be amended in connection with a business combination (as defined in our charter) and such amendment may only become effective upon the consummation of the business combination. In addition, a proposal to amend Article Fifth must be submitted to stockholders in connection with the proposed business combination. The prospectus we issued in our IPO stated that we had been advised certain provisions limiting our ability to amend our charter may not be enforceable under Delaware law.

We have received an opinion from special Delaware counsel, Richards, Layton & Finger, P.A., concerning the validity of the Extension Proposal. We did not request Richards, Layton & Finger to opine on whether the clause currently contained in Article Fifth of our charter prohibiting amendment of Article Fifth prior to the consummation of a “Business Combination” was valid when adopted and do not intend on seeking advice of counsel on that question from any other source. Richards, Layton & Finger concluded in its opinion, based upon the analysis set forth therein and its examination of Delaware law, and subject to the assumptions, qualifications, limitations and exceptions set forth in its opinion, that “the [charter amendment set forth in the Extension Proposal], if duly adopted by the Board of Directors of [NRDC Acquisition] (by vote of the majority of the directors present at a meeting at which a quorum is present or, alternatively, by unanimous written consent) and duly approved by the holders of a majority of the outstanding stock of [NRDC Acquisition] entitled to vote thereon, all in accordance with Section 242(b) of the General Corporation Law, would be valid and effective when filed with the Secretary of State in accordance with Sections 103 and 242 of the General Corporation Law.” A copy of Richards, Layton & Finger’s opinion is included as Annex H to this proxy statement, and stockholders are urged to review it in its entirety.

Specifics of the Extension Proposal

If the Extension Proposal is approved, the first sentence of Article Fifth of our current charter will be amended and restated to reads as follows:

“The Corporation’s existence shall terminate on December 4, 2009 (the “Termination Date”).”

Consequences If the Extension Proposal Is Not Approved

If our stockholders do not approve the Extension Proposal and we are unable to consummate the transactions contemplated by the Framework Agreement by October 23, 2009, our existence will terminate and we will be required to liquidate and distribute the trust account proceeds to holders of IPO Shares.

Appraisal Rights

Our stockholders do not have appraisal rights under the DGCL in connection with the Extension Proposal.

Required Vote

The affirmative vote of the holders of a majority of our common stock outstanding on record date will be required to approve the Extension Proposal. Because this proposal requires the affirmative vote of a majority of the shares of common stock outstanding for approval, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against this proposal.

Recommendation of Our Board of Directors

Our board of directors, in connection with its approval of the transactions contemplated by the Framework Agreement, has unanimously declared the advisability of and approved the Extension Proposal. Our board of directors unanimously recommends that you vote or give instructions to vote “FOR” the Extension Proposal.

THE WARRANT AMENDMENT PROPOSALS

General

In connection with the proposed transactions contemplated by the Framework Agreement, we are proposing amendments to the Warrant Agreement governing our outstanding warrants, consisting of the following sub-proposals, to provide that (i) the exercise price of our warrants will be increased to $12.00 per share, (ii) the expiration date of the warrants will be extended from October 17, 2011 to October 23, 2014, (iii) a holder’s ability to exercise warrants will be limited to ensure that such holder’s Beneficial Ownership or Constructive Ownership, each as defined in our charter, does not exceed the restrictions contained in the charter limiting the ownership of shares of our common stock, (iv) the price at which our common stock must trade before we are able to redeem the warrants we issued in our IPO will be increased from $14.25 to $18.75 and (v) the price at which our common stock must trade before we are able to redeem the warrants we issued to NRDC Capital Management prior to our IPO will be increased from $14.25 to (x) $22.00, as long as they are held by NRDC Capital Management or its members, members of its members’ immediate families or their controlled affiliates, or (y) $18.75. Pursuant to the Warrant Agreement, the parties may amend the Warrant Agreement with the written consent of the registered holders of a majority of the then outstanding warrants. Approval of the Warrant Amendment Proposals (including each related sub-proposal) is a condition to consummation of the transactions contemplated by the Framework Agreement. The amendments pursuant to the Warrant Amendment Proposals will be effective immediately upon closing of the transactions contemplated by the Framework Agreement.

There are currently 49,400,000 warrants outstanding, 41,400,000 of which were issued in our IPO and 8,000,000 of which were issued to NRDC Capital Management in the Private Placement.

The foregoing descriptions of the Warrant Amendment Proposals are only a summary. The full text of the form of the amendment to the Warrant Agreement which implements the Warrant Amendment Proposals, a copy of which is attached as Annex F to this proxy statement, is incorporated by reference into this proxy statement. Our rights and obligations are governed by the express terms and conditions of the Warrant Agreement amendment which implements the Warrant Amendment Proposals and not by this summary. This summary and the summaries of the Warrant Amendment Proposals elsewhere in this proxy statement may not contain all of the information about the Warrant Amendment Proposals that is of importance to you and are qualified in their entirety by reference to the complete text of the Warrant Agreement amendment which implements the Warrant Amendment Proposals. We encourage you to read the Warrant Agreement amendment which implements the Warrant Amendment Proposals carefully and in its entirety for a more complete understanding of the Warrant Amendment Proposals.

Reasons for the Warrant Amendment Proposals; Effects

We believe the amendments to the warrants are appropriate given the proposed change in our structure following completion of the transactions contemplated by the Framework Agreement. We believe one of the effects of increasing the exercise price of the warrants is that the exercise of the warrants will result in a transaction that is less dilutive to our stockholders in that we will receive more consideration per share than the net asset value per share immediately following the consummation of the transactions contemplated by the Framework Agreement. Additionally, if the transactions contemplated by the Framework Agreement are not consummated and we do not complete a “Business Combination” (as defined in our charter) by October 23, 2009, the warrants will expire worthless. If the Warrant Amendment Proposals are approved, all other terms of our warrants will remain the same. It is anticipated that one of the likely effects of increasing the prices at which our common stock must trade before we are able to redeem our warrants is that the amount of time we would have to wait before we can redeem our warrants will increase, thereby giving our warrantholders more time to exercise their warrants.

The Founder Stockholders have informed us that they intend to vote in favor of the Warrant Amendment Proposals (including all related sub-proposals) at the special meeting. As described in the section entitled “The Framework Transactions Proposals—Interests of Our Directors and

Executive Officers and Certain Persons in the Framework Transactions Proposals,” the Founder Stockholders may have interests that differ from those of our other warrantholders.

Consequences If the Warrant Amendment Proposals Are Not Approved

If the Warrant Amendment Proposals (including any related sub-proposal) are not approved by our warrantholders, the proposed amendments to the warrants will not take effect. In such event, the transactions contemplated by the Framework Agreement would not be completed and, unless we are able to consummate a “Business Combination” (as defined in our charter) no later than October 23, 2009, we will be required to liquidate and the warrants will expire worthless.

Required Vote

Approval of the Warrant Amendment Proposals requires the affirmative vote of the holders of a majority of our warrants outstanding on the record date. Because each sub-proposal requires the affirmative vote of a majority of our warrants outstanding, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against a sub-proposal.

If the Initial Charter Proposal or the Framework Transactions Proposals (including any related sub-proposal) are not approved, we will not present any proposal to our warrantholders, except for the Warrantholders Adjournment Proposal.

Recommendation of Our Board of Directors

Our board of directors, in connection with its approval of the transactions contemplated by the Framework Agreement, has unanimously approved the Warrant Amendment Proposals. Our board of directors unanimously recommends that you vote or give instructions to vote “FOR” the approval of the Warrant Amendment Proposals (including each related sub-proposal).

THE WARRANTHOLDERS ADJOURNMENT PROPOSAL

The Warrantholders Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting of warrantholders to a later date or dates to permit further solicitation and vote of proxies if at the time of the special meeting we are not authorized to approve the Warrant Amendment Proposals or it appears that we cannot complete the Framework Transactions by October 23, 2009. In no event will we adjourn the special meeting or approve the Warrant Amendment Proposals beyond the date by which we may properly do so under our charter and Delaware law. The purpose of the Warrantholders Adjournment Proposal is to provide more time for us to make purchases of warrants or other arrangements that would increase the likelihood of obtaining a favorable vote on the Warrant Amendment Proposals or to permit further solicitation for other reasons.

In addition to an adjournment of the special meeting upon approval of the Warrantholders Adjournment Proposal, our board of directors is empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, we will issue a press release and take such other steps as we believe are necessary and practical under the circumstances to inform our warrantholders of the postponement.

Consequences If the Warrantholders Adjournment Proposal Is Not Approved

If the Warrantholders Adjournment Proposal is not approved by our warrantholders, our board of directors may not be able to adjourn the special meeting to a later date if, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve any of the Warrant Amendment Proposals or it otherwise appears at the time of the special meeting that we cannot complete the Framework Transactions by October 23, 2009. In such event, the proposed warrant amendments would not be implemented.

Required Vote

Adoption of the Warrantholders Adjournment Proposal requires the affirmative vote of the holders of a majority of our warrants represented and entitled to vote thereon at the special meeting. A broker non-vote will have no effect on the outcome of the Warrantholders Adjournment Proposal. An abstention will have the same effect as a vote against the Warrantholders Adjournment Proposal. Adoption of the Warrantholders Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

Recommendation of Our Board of Directors

Our Board of Directors unanimously recommends that our warrantholders vote “FOR” the approval of the Warrantholders Adjournment Proposal.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the material U.S. federal income tax consequences relating to the Framework Transactions Proposals, the Warrant Amendment Proposals, our qualification and taxation as a REIT and the acquisition, holding, and disposition of our common stock. For purposes of this section under the heading “U.S. Federal Income Tax Considerations,” references to “the company,” “we,” “our” and “us” mean only NRDC Acquisition and not its subsidiaries or other lower-tier entities, except as otherwise indicated. You are urged to both review the following discussion and to consult your tax advisor to determine the effects of ownership and disposition of our shares on your individual tax situation, including any state, local or non-U.S. tax consequences.

This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department, or the Treasury Regulations, current administrative interpretations and practices of the IRS (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect, and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary is also based upon the assumption that the operation of the company, and of its subsidiaries and other lower-tier and affiliated entities, will in each case be in accordance with its applicable organizational documents or partnership agreements. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular stockholder in light of his, her or its investment or tax circumstances, or to stockholders subject to special tax rules, such as:

•	U.S. expatriates;

•	persons who mark-to-market our common stock;

•	subchapter S corporations;

•

U.S. stockholders, as defined below under “—U.S. Federal Income Tax Considerations of the Framework Transactions Proposals and the Warrant Amendment Proposals to U.S. Stockholders,” whose functional currency is not the U.S. dollar;

•	financial institutions;

•	insurance companies;

•	broker-dealers;

•	regulated investment companies (“RICs”);

•	REITs;

•	trusts and estates;

•	holders who receive our common stock through the exercise of employee stock options or otherwise as compensation;

•	persons holding our common stock as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•	persons subject to the alternative minimum tax provisions of the Code;

•	persons holding their interest through a partnership or similar pass-through entity;

•	persons holding a 10% or more (by vote or value) beneficial interest in us;

and, except to the extent discussed below:

•	tax-exempt organizations; and

•	non-U.S. stockholders, as defined below under “—U.S. Federal Income Tax Considerations of the Framework Transactions Proposals and the Warrant Amendment Proposals to Non-U.S. Stockholders.”

This summary assumes that security holders hold our common stock and warrants as capital assets, which generally means as property held for investment.

THE U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF OUR COMMON STOCK DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. IN ADDITION, THE TAX CONSEQUENCES OF HOLDING OUR COMMON STOCK TO ANY PARTICULAR STOCKHOLDER WILL DEPEND ON THE STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES, OF ACQUIRING, HOLDING, AND DISPOSING OF OUR COMMON STOCK.

U.S. Federal Income Tax Considerations of the Framework Transactions Proposals and the Warrant Amendment Proposals to U.S. Stockholders

This section summarizes the U.S. federal income tax considerations of the Framework Transactions Proposals for U.S. stockholders holding our common stock or warrants. For these purposes, a U.S. stockholder is a beneficial owner of our common stock or warrants who for U.S. federal income tax purposes is:

•	a citizen or resident of the U.S.;

•

a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S. or of a political subdivision thereof (including the District of Columbia);

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

The Framework Transactions Proposals, if passed, will not be treated as a taxable event to U.S. stockholders who hold our common stock and who do not exercise their conversion rights with respect to such stock. Such stockholders will be treated for U.S. federal income tax purposes as continuing to hold our common stock and will not recognize any gain or loss with respect to such stock. U.S. stockholders who exercise their conversion rights and elect to receive cash in exchange for all of their shares of our common stock will recognize gain or loss on such exchange equal to the difference between the amount of cash received and such holder’s adjusted basis in the shares of our common stock exchanged therefor. Such gain or loss will be long-term capital gain or loss if the holder’s holding period of such shares is more than one year at the time of the exchange. U.S. stockholders who hold different blocks of our common stock (generally, shares of our common stock purchased or acquired on different dates or at different prices) and U.S. stockholders who hold shares of our common stock and who exercise their conversion rights with respect to some but not all of such shares should consult their tax advisors to determine how the above rules apply to them.

The Warrant Amendment Proposals, if passed, should be treated for U.S. federal income tax purposes as an exchange of existing warrants for new warrants that qualifies as a tax-free recapitalization. The U.S. federal income tax basis of a U.S. stockholder who holds warrants to acquire our stock after the amendment should be the same as such holder’s adjusted basis in the warrants immediately prior to the amendment. The holding period of warrants to acquire our stock after the amendment should include the period that the warrants were held prior to the amendment. U.S. stockholders who hold warrants to acquire our common stock should consult with their tax advisors regarding the tax consequences of the Warrant Amendment Proposals.

U.S. Federal Income Tax Considerations of the Framework Transactions Proposals and the Warrant Amendment Proposals to Non-U.S. Stockholders

This section summarizes the U.S. federal income tax considerations of the Framework Transactions Proposals and the Warrant Amendment Proposals for non-U.S. stockholders holding our common stock or warrants. For these purposes, a non-U.S. stockholder is a beneficial owner of our common stock or warrants who is neither a U.S. stockholder nor an entity that is treated as a partnership for U.S. federal income tax purposes.

The Framework Transactions Proposals, if passed, will not be treated as a taxable event to non-U.S. stockholders who hold our common stock and who do not exercise their conversion rights with respect to such stock. Such non-U.S. stockholders will be treated in the same manner as U.S. stockholders for U.S. federal income tax purposes. A non-U.S. stockholder who exercises conversion rights and elects to receive cash in exchange for all of such holder’s shares of our common stock will generally be treated in the same manner as a U.S. stockholder for U.S. federal income tax purposes, except that any such non-U.S. stockholder will not be subject to U.S. federal income tax on the exchange unless (i) such holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (in which case the non-U.S. stockholder will generally be subject to the same treatment as a U.S. stockholder with respect to the exchange) or (ii) such holder is an individual who is present in the United States for 183 days or more during the taxable year in which the exchange takes place and has a “tax home” in the United States (in which case the non-U.S. stockholder will be subject to a 30% tax on the individual’s net capital gain for the year). Non-U.S. stockholders who hold different blocks of our common stock and non-U.S. stockholders who hold shares of our common stock and who exercise their conversion rights with respect to some but not all of such shares should consult their tax advisors to determine how the above rules apply to them.

A non-U.S. stockholder who holds warrants to acquire our common stock that are amended pursuant to the Warrant Amendment Proposals should be treated in the same manner as a U.S. stockholder. Non-U.S. stockholders who hold warrants to acquire our common stock should consult with their tax advisors regarding the tax consequences of the Warrant Amendment Proposals.

Backup Withholding

In order to avoid “backup withholding” on a payment of cash to a holder of shares of our common stock pursuant to such holder’s exercise of conversion rights, a U.S. stockholder must, unless an exception applies under applicable law and regulations, provide us with his or her correct taxpayer identification number on a Substitute Form W-9, and certify under penalty of perjury that he or she is not subject to backup withholding and that his or her taxpayer identification number is correct, and a non-U.S. stockholder must, unless an exception applies under applicable law and regulations, certify that he or she is a non-U.S. stockholder on an applicable IRS Form W-8. A Substitute Form W-9 will be included with the letter of transmittal to be sent to stockholders and warrantholders by the exchange agent. If a stockholder fails to provide his or her correct taxpayer identification number or the required certifications, such holder may be subject to penalty by the IRS and any cash payments such holder would otherwise receive in consideration for shares of our common stock as a result of such holder’s exercise of conversion rights may be subject to backup withholding at a rate of 28%. Any amount withheld under the backup withholding rules may be allowed as a refund or credit against such holder’s U.S. federal income tax liability provided that such holder timely furnishes certain required information to the IRS.

Taxation of the Company Following the REIT Election

We intend to elect to qualify to be taxed as a REIT under the Code, commencing with our taxable year ending December 31, 2010. We believe that we will operate in a manner that will allow us to qualify for taxation as a REIT under the Code commencing with our taxable year ending December 31, 2010. The following discussion pertains to the period that we qualify as a REIT for U.S. federal income tax purposes.

The law firm of Clifford Chance US LLP has acted as our counsel in connection with this transaction. Assuming the Framework Transactions Proposals and the Secondary Charter Proposals are approved, we will receive the opinion of Clifford Chance US LLP to the effect that, commencing with our taxable year ending December 31, 2010, we will be organized in conformity with the requirements for qualification and taxation as a REIT under the Code, and our proposed method of operation will enable us to meet the requirements for qualification and taxation as a REIT under the Code. The opinion of Clifford Chance US LLP will be based on various assumptions relating to our organization and operation, including that all factual representations and statements set forth in all relevant documents, records and instruments are true and correct, all actions described in this proxy statement are completed in a timely fashion and that we will at all times operate in accordance with the method of operation described in our organizational documents and this proxy statement. Additionally, the opinion of Clifford Chance US LLP is conditioned upon factual representations and covenants made by our management and affiliated entities regarding our organization, assets, and present and future conduct of our business operations and other items regarding our ability to meet the various requirements for qualification as a REIT, and assumes that such representations and covenants are accurate and complete and that we will take no action that could adversely affect our qualification as a REIT. While we believe that we will be organized and intend to operate so that we will qualify as a REIT commencing with our taxable year ending December 31, 2010, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations, and the possibility of future changes in our circumstances or applicable law, no assurance can be given by Clifford Chance US LLP or us that we will so qualify for any particular year. Clifford Chance US LLP will have no obligation to advise us or the holders of our common stock of any subsequent change in the matters stated, represented or assumed, or of any subsequent change in the applicable law. You should be aware that opinions of counsel are not binding on the IRS, or any court, and no assurance can be given that the IRS will not challenge the conclusions set forth in such opinions.

Qualification and taxation as a REIT depend on our ability to meet, on a continuing basis, through actual operating results, distribution levels, and diversity of stock ownership, various qualification requirements imposed upon REITs by the Code, the compliance with which will not be reviewed by Clifford Chance US LLP. In addition, our ability to qualify as a REIT may depend in part upon the operating results, organizational structure and entity classification for U.S. federal income tax purposes of certain entities in which we invest. Our ability to qualify as a REIT for a particular year also requires that we satisfy certain asset and income tests during such year, some of which depend upon the fair market values of assets directly or indirectly owned by us. Such values may not be susceptible to a precise determination. Accordingly, no assurance can be given that the actual results of our operations for any taxable year will satisfy such requirements for qualification and taxation as a REIT.

Taxation of REITs in General

As indicated above, our qualification and taxation as a REIT for a particular year depend upon our ability to meet, on a continuing basis during such year, through actual results of operations, distribution levels, diversity of share ownership and various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below under “—Requirements for Qualification—General.” While we intend to operate so that we qualify as a REIT, no assurance can be given that the IRS will not challenge our qualification as a REIT, or that we will be able to operate in accordance with the REIT requirements in the future. See “—Failure to Qualify.”

Provided that we qualify as a REIT, we will generally be entitled to a deduction for dividends that we pay and therefore will not be subject to U.S. federal corporate income tax on our net taxable income that is currently distributed to our stockholders. This treatment substantially eliminates the “double taxation” at the corporate and stockholder levels that generally results from investment in a corporation. Rather, income generated by a REIT generally is taxed only at the stockholder level upon a distribution of dividends by the REIT.

For tax years through 2010, stockholders who are individual U.S. stockholders are generally taxed on corporate dividends at a maximum rate of 15% (the same as long-term capital gains), thereby substantially reducing, though not completely eliminating, the double taxation that has historically applied to corporate dividends. With limited exceptions, however, dividends received by individual U.S. stockholders from us or from other entities that are taxed as REITs will continue to be taxed at rates applicable to ordinary income, which will be as high as 35% through 2010. Net operating losses, foreign tax credits and other tax attributes of a REIT generally do not pass through to the stockholders of the REIT, subject to special rules for certain items such as capital gains recognized by REITs. See “—Taxation of Stockholders.”

If we qualify as a REIT, we will nonetheless be subject to U.S. federal income tax as follows:

•	We will be taxed at regular corporate rates on any undistributed income, including undistributed net capital gains.

•	We may be subject to the “alternative minimum tax” on our items of tax preference, if any.

•

If we have net income from prohibited transactions, which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, as described below, such income will be subject to a 100% tax. See “—Requirements for Qualification—General—Prohibited Transactions,” and “—Requirements for Qualification—General—Foreclosure Property,” below.

•

If we elect to treat property that we acquire in connection with a foreclosure of a mortgage loan or leasehold as “foreclosure property,” we may thereby avoid (1) the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction), and (2) the inclusion of any income from such property not qualifying for purposes of the REIT gross income tests discussed below, but the income from the sale or operation of the property may be subject to corporate income tax at the highest applicable rate (currently 35%).

•

If we fail to satisfy the 75% gross income test or the 95% gross income test, as discussed below, but nonetheless maintain our qualification as a REIT because other requirements are met, we will be subject to a 100% tax on an amount equal to (1) the greater of (A) the amount by which we fail the 75% gross income test or (B) the amount by which we fail the 95% gross income test, as the case may be, multiplied by (2) a fraction intended to reflect our profitability.

•

If we fail to satisfy any of the REIT asset tests, as described below, other than a failure of the 5% or 10% REIT assets tests that does not exceed a statutory de minimis amount as described more fully below, but our failure is due to reasonable cause and not due to willful neglect and we nonetheless maintain our REIT qualification because of specified cure provisions, we will be required to pay a tax equal to the greater of $50,000 or the highest corporate tax rate (currently 35%) of the net income generated by the nonqualifying assets during the period in which we failed to satisfy the asset tests.

•

If we fail to satisfy any provision of the Code that would result in our failure to qualify as a REIT (other than a gross income or asset test requirement) and that violation is due to reasonable cause, we may retain our REIT qualification, but we will be required to pay a penalty of $50,000 for each such failure.

•

If we fail to distribute during each calendar year at least the sum of (1) 85% of our REIT ordinary income for such year, (2) 95% of our REIT capital gain net income for such year and (3) any undistributed taxable income from prior periods, or the “required distribution,” we will be subject to a 4% excise tax on the excess of the required distribution over the sum of (A) the amounts actually distributed (taking into account excess distributions from prior years), plus (B) retained amounts on which U.S. federal income tax is paid at the corporate level.

•	We may be required to pay monetary penalties to the IRS in certain circumstances, including if we fail to meet record-keeping requirements intended to monitor our compliance with rules relating to the composition of our stockholders, as described below in “—Requirements for Qualification—General.”

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A 100% excise tax may be imposed on some items of income and expense that are directly or constructively paid between us, our tenants and/or any TRSs if and to the extent that the IRS successfully adjusts the reported amounts of these items.

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If, during the ten-year period beginning on the first date we are subject to taxation as a REIT, which is expected to be January 1, 2010, we recognize gain on the disposition of any property held by us as of this date, then, to the extent of the excess of (i) the fair market value of this property as of this date over (ii) the adjusted tax basis of the property as of this date, which we refer to as built-in gain, will be subject to tax at the highest corporate tax rate. In addition, if we acquire any asset from a C corporation, which is generally a corporation subject to full corporate level tax, in a transaction in which the adjusted tax basis of the asset in our hands is determined by reference to the adjusted tax basis of the asset or any other property in the hands of the C corporation, and we recognize gain on the disposition of this asset during the ten-year period beginning on the date on which the asset was acquired by us, then, the built-in gains will be subject to tax at the highest regular corporate tax rate. The results described in this paragraph assume that the C corporation will not elect in lieu of this treatment to be subject to an immediate tax when the asset is acquired by us.

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We may elect to retain and pay income tax on our net long-term capital gain. In that case, a stockholder would include his, her or its proportionate share of our undistributed long-term capital gain (to the extent we make a timely designation of such gain to the stockholder) in his, her or its income, would be deemed to have paid the tax that we paid on such gain, and would be allowed a credit for his, her or its proportionate share of the tax deemed to have been paid, and an adjustment would be made to increase the stockholder’s basis in our common stock. Stockholders that are U.S. corporations will also appropriately adjust their earnings and profits for the retained capital gain in accordance with Treasury Regulations to be promulgated.

•

We may have subsidiaries or own interests in other lower-tier entities that are subchapter C corporations, including any TRSs, the earnings of which could be subject to U.S. federal corporate income tax.

In addition, we and our subsidiaries may be subject to a variety of taxes other than U.S. federal income tax, including payroll taxes and state, local, and foreign income, transfer, franchise property and other taxes. We could also be subject to tax in situations and on transactions not presently contemplated.

Requirements for Qualification—General

The Code defines a REIT as a corporation, trust or association:

(1)	that is managed by one or more trustees or directors;

(2)	the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;

(3)	that would be taxable as a domestic corporation but for the special Code provisions applicable to REITs;

(4)	that is neither a financial institution nor an insurance company subject to specific provisions of the Code;

(5)	the beneficial ownership of which is held by 100 or more persons during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months;

(6)

in which, during the last half of each taxable year, not more than 50% in value of the outstanding stock is owned, directly or indirectly, by five or fewer “individuals” (as defined in the Code to include specified entities);

(7)	which meets other tests described below, including with respect to the nature of its income and assets and the amount of its distributions; and

(8)	that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year that has not been terminated or revoked.

The Code provides that conditions (1) through (4) must be met during the entire taxable year, and that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a shorter taxable year. Conditions (5) and (6) do not need to be satisfied for the first taxable year for which an election to become a REIT has been made. Our charter provides restrictions regarding the ownership and transfer of our shares, which are intended, among other purposes, to assist us in satisfying the share ownership requirements described in conditions (5) and (6) above. Under Delaware law, a transfer restriction on a security of a corporation is not binding on the holder thereof unless the holder voted in favor of the restriction. Unless each of our stockholders vote in favor of the stock transfer restrictions contained in our charter amendments, the transfer restrictions will not be effective against any stockholder that did not affirmatively approve the transfer restrictions or any transferee of such stockholder. Accordingly, despite certain transfer restrictions in our charter, a transfer of shares of our stock could result in our stock being beneficially owned by less than 100 persons and us losing our REIT qualification. We intend to monitor the beneficial owners of our stock to ensure that our stock is at all times beneficially owned by 100 or more persons, but no assurance can be given that we will be successful in this regard. For purposes of condition (6), an “individual” generally includes a supplemental unemployment compensation benefit plan, a private foundation, or a portion of a trust permanently set aside or used exclusively for charitable purposes, but does not include a qualified pension plan or profit sharing trust.

In addition, it is possible that our stockholders could approve the Initial Charter Proposal and the Framework Transactions Proposals but not the Secondary Charter Proposals. In that case, because our charter would not contain the proposed restrictions on ownership and transfer of our stock, we may not be able to ensure our compliance with the REIT ownership requirements, which could cause us to fail to qualify as a REIT.

To monitor compliance with the share ownership requirements, we are required to maintain records regarding the actual ownership of our shares. To do so, we must demand written statements each year from the record holders of significant percentages of our stock in which the record holders are to disclose the actual owners of the shares (i.e., the persons required to include in gross income the dividends paid by us). A list of those persons failing or refusing to comply with this demand must be maintained as part of our records. Failure by us to comply with these record-keeping requirements could subject us to monetary penalties. If we satisfy these requirements and after exercising reasonable diligence would not have known that condition (6) is not satisfied, we will be deemed to have satisfied such condition. A stockholder that fails or refuses to comply with the demand is required by Treasury Regulations to submit a statement with his, her or its tax return disclosing the actual ownership of the shares and other information.

In addition, a corporation generally may not elect to become a REIT unless its taxable year is the calendar year. We satisfy this requirement. Furthermore, a corporation does not qualify as a REIT for a given taxable year if, as of the final day of the taxable year, the corporation has any undistributed earnings and profits that accumulated during a period that the corporation was not treated as a REIT for U.S. federal income tax purposes. We have not elected, and do not intend to elect, to be taxed as a REIT for any period prior to our taxable year ending December 31, 2010. As a result, we will not qualify as a REIT for our taxable year ending December 31, 2010 unless, prior to December 31, 2010, we distribute all of our earnings and profits that accumulated through December 31, 2009, taking into account any reductions in our earnings and profits attributable to the transactions contemplated by the Framework Agreement. We intend to make one or more Special Distributions of any such earnings and profits in order to meet this requirement. See “The Special Distribution.”

Effect of Subsidiary Entities

Ownership of Partnership Interests. In the case of a REIT that is a partner in a partnership, Treasury Regulations provide that the REIT is deemed to own its proportionate share of the partnership’s assets and to earn its proportionate share of the partnership’s gross income based on its pro rata share of capital interests in the partnership for purposes of the asset and gross income tests applicable to REITs, as described below. However, solely for purposes of the 10% value test, described below, the determination of a REIT’s interest in partnership assets will be based on the REIT’s proportionate interest in any securities issued by the partnership, excluding, for these purposes, certain excluded securities as described in the Code. In addition, the assets and gross income of the partnership generally are deemed to retain the same character in the hands of the REIT. Thus, our proportionate share of the assets and items of income of partnerships in which we own an equity interest (including our interest in our operating partnership and its equity interests in any lower-tier partnerships), is treated as our assets and items of income for purposes of applying the REIT requirements described below. Consequently, to the extent that we directly or indirectly hold a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect our ability to qualify as a REIT, even though we may have no control, or only limited influence, over the partnership. A summary of certain rules governing the U.S. federal income taxation of partnerships and their partners is provided below in “—Tax Aspects of Investments in Partnerships.”

Disregarded Subsidiaries. If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” that subsidiary is disregarded for U.S. federal income tax purposes, and all assets, liabilities and items of income, deduction and credit of the subsidiary are treated as assets, liabilities and items of income, deduction and credit of the REIT, including for purposes of the gross income and asset tests applicable to REITs as summarized below. A qualified REIT subsidiary is any corporation, other than a TRS, as described below under “—Requirements for Qualification—General—Effect of Subsidiary Entities—Taxable REIT Subsidiaries,” that is wholly owned by a REIT, or by other disregarded subsidiaries, or by a combination of the two. Single member limited liability companies that are wholly owned by a REIT are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT gross income and asset tests. Disregarded subsidiaries, along with partnerships in which we hold an equity interest, are sometimes referred to herein as “pass-through subsidiaries.”

In the event that a disregarded subsidiary ceases to be wholly owned by us—for example, if any equity interest in the subsidiary is acquired by a person other than us or another disregarded subsidiary of us—the subsidiary’s separate existence would no longer be disregarded for U.S. federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect our ability to satisfy the various asset and gross income tests applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the value or voting power of the outstanding securities of another corporation. See “—Requirements for Qualification—General—Asset Tests” and “—Requirements for Qualification—General—Gross Income Tests.”

Taxable REIT Subsidiaries. A REIT generally may jointly elect with a subsidiary corporation, whether or not wholly owned, to treat the subsidiary corporation as a TRS. The separate existence of a TRS or other taxable corporation, unlike a disregarded subsidiary as discussed above, is not ignored for U.S. federal income tax purposes. Accordingly, such an entity would generally be subject to corporate U.S. federal, state, local and income and franchise taxes on its earnings, which may reduce the cash flow generated by us and our subsidiaries in the aggregate, and our ability to make distributions to our stockholders.

A REIT is not treated as holding the assets of a TRS or other taxable subsidiary corporation or as receiving any income that the subsidiary earns. Rather, the stock issued by the subsidiary is an asset in the hands of the REIT, and the REIT recognizes as income the dividends, if any, that it receives from the subsidiary. This treatment can affect the gross income and asset test calculations that apply to the REIT, as described below. Because a REIT does not include the assets and income of such subsidiary corporations in determining the REIT’s compliance with the REIT requirements, such entities may be used by the parent REIT to undertake indirectly activities that the REIT rules might otherwise preclude it from doing directly or through pass-through subsidiaries or render commercially unfeasible (for example, activities that give rise to certain categories of income such as management fees). If dividends are paid to us by one or more TRSs we may own, then a portion of the dividends that we distribute to stockholders who are taxed at individual rates generally will be eligible for taxation at preferential qualified dividend income tax rates rather than at ordinary income rates. See “—Taxation of Stockholders—Taxation of Taxable U.S. Stockholders” and “—Requirements for Qualification—General—Annual Distribution Requirements.”

Certain restrictions imposed on TRSs are intended to ensure that such entities will be subject to appropriate levels of U.S. federal income taxation. First, if a TRS has a debt to equity ratio as of the close of the taxable year exceeding 1.5 to 1, it may not deduct interest payments made in any year to an affiliated REIT to the extent that such payments exceed, generally, 50% of the TRS’s adjusted taxable income for that year (although the TRS may carry forward to, and deduct in, a succeeding year the disallowed interest amount if the 50% test is satisfied in that year). In addition, if amounts are paid to a REIT or deducted by a TRS due to transactions between a REIT, its tenants and/or a TRS, that exceed the amount that would be paid to or deducted by a party in an arm’s-length transaction, the REIT generally will be subject to an excise tax equal to 100% of such excess.

Rents received by us that include amounts for services furnished by a TRS to any of our tenants will not be subject to the excise tax if such amounts qualify for the safe harbor provisions contained in the Code. Safe harbor provisions are provided where (1) amounts are excluded from the definition of impermissible tenants service income as a result of satisfying a 1% de minimis exception; (2) a TRS renders a significant amount of similar services to unrelated parties and the charges for such services are substantially comparable; (3) rents paid to us by tenants that are not receiving services from the TRS are substantially comparable to the rents by our tenants leasing comparable space that are receiving such services from the taxable REIT subsidiary and the charge for the services is separately stated; or (4) the TRS’s gross income from the service is not less than 150% of the TRS’s direct cost of furnishing the service.

Gross Income Tests

In order to maintain our qualification as a REIT, we annually must satisfy two gross income tests. First, at least 75% of our gross income for each taxable year, excluding gross income from sales of inventory or dealer property in “prohibited transactions” and certain hedging and foreign currency transactions, must be derived from investments relating to real property or mortgages on real property, including “rents from real property,” dividends received from and gain from the disposition of other shares of REITs, interest income derived from mortgage loans secured by real property (including certain types of mortgage-backed securities), and gains from the sale of real estate assets, as well as income from certain kinds of temporary investments. Second, at least 95% of our gross income in each taxable year, excluding gross income from prohibited transactions and certain hedging and foreign currency transactions, must be derived from some combination of income that qualifies under the 75% income test described above, as well as other dividends, interest, and gain from the sale or disposition of stock or securities, which need not have any relation to real property.

For purposes of the 75% and 95% gross income tests, a REIT is deemed to have earned a proportionate share of the income earned by any partnership, or any limited liability company treated as a partnership for U.S. federal income tax purposes, in which it owns an interest, which share is determined by reference to its capital interest in such entity, and is deemed to have earned the income earned by any qualified REIT subsidiary.

Rents received by us will qualify as “rents from real property” in satisfying the 75% gross income test described above, only if several conditions are met, including the following. The rent must not be based in whole or in part on the income or profits of any person. However, an amount will not be excluded from rents from real property solely by being based on a fixed percentage or percentages of receipts or sales or being based on the net income or profits of a tenant which derives substantially all of its income with respect to such property from subleasing of substantially all of such property, to the extent that the rents paid by the sublessees would qualify as rents from real property, if earned directly by us. If rent is partly attributable to personal property leased in connection with a lease of real property, the portion of the total rent that is attributable to the personal property will not qualify as rents from real property unless it constitutes 15% or less of the total rent received under the lease. Moreover, for rents received to qualify as rents from real property, we generally must not operate or manage the property or furnish or render certain services to the tenants of such property, other than through an “independent contractor” who is adequately compensated and from which we derive no income, or through a TRS, as discussed below. We are permitted, however, to perform services that are “usually or customarily rendered” in connection with the rental of space for occupancy only and are not otherwise considered rendered to the occupant of the property. In addition, we may directly or indirectly provide non-customary services to tenants of our properties if the gross income from such services does not exceed 1% of the total gross income from the property. In such a case, only the amounts for non-customary services are not treated as rents from real property and the provision of the services does not disqualify the rents from treatment as rents from real property. For purposes of this test, the gross income received from such non-customary services is deemed to be at least 150% of the direct cost of providing the services. Moreover, we are permitted to provide services to tenants through a TRS without disqualifying the rental income received from tenants as rents from real property. Also, rental income will qualify as rents from real property only to the extent that we do not directly or indirectly (through application of certain constructive ownership rules) own, (1) in the case of any tenant which is a corporation, stock possessing 10% or more of the total combined voting power of all classes of stock entitled to vote, or 10% or more of the total value of shares of all classes of stock of such tenant, or (2) in the case of any tenant which is not a corporation, an interest of 10% or more in the assets or net profits of such tenant. However, rental payments from a TRS will qualify as rents from real property even if we own more than 10% of the total value or combined voting power of the TRS if at least 90% of the property is leased to unrelated tenants and the rent paid by the TRS is substantially comparable to the rent paid by the unrelated tenants for comparable space.

Unless we determine that the resulting nonqualifying income under any of the following situations, taken together with all other nonqualifying income earned by us in the taxable year, will not jeopardize our qualification as a REIT, we do not intend to:

•

charge rent for any property that is based in whole or in part on the income or profits of any person, except by reason of being based on a fixed percentage or percentages of receipts or sales, as described above;

•

rent any property to a related party tenant, including a TRS, unless the rent from the lease to the TRS would qualify for the special exception from the related party tenant rule applicable to certain leases with a TRS;

•

derive rental income attributable to personal property other than personal property leased in connection with the lease of real property, the amount of which is less than 15% of the total rent received under the lease; or

•	directly perform services considered to be noncustomary or rendered to the occupant of the property.

We may indirectly receive distributions from any TRSs or other corporations that are not REITs or qualified REIT subsidiaries. These distributions will be classified as dividend income to the extent of the earnings and profits of the distributing corporation. Such distributions will generally constitute qualifying income for purposes of the 95% gross income test, but not for purposes of the 75% gross income test. Any dividends received by us from a REIT, however, will be qualifying income for purposes of both the 95% and 75% gross income tests.

Interest income constitutes qualifying mortgage interest for purposes of the 75% gross income test, as described above, to the extent that the obligation is secured by a mortgage on real property. If we receive interest income with respect to a mortgage loan that is secured by both real property and other property, and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property on the date that we acquired or originated the mortgage loan, the interest income will be apportioned between the real property and the other property, and our income from the loan will qualify for purposes of the 75% gross income test only to the extent that the interest is allocable to the real property. We may make real estate-related debt investments, provided that the underlying real estate meets our criteria for direct investment. Although the issue is not free from doubt, we may be required to treat a portion of the gross income derived from a mortgage loan that is acquired at a time when the fair market value of the real property securing the loan is less than the loan’s face amount and there are other assets securing the loan, as nonqualifying for the 75% gross income test even if our acquisition price for the loan (that is, the fair market value of the loan) is less than the value of the real property securing the loan. Even if a loan is not secured by real property or is undersecured, the income that it generates may nonetheless also qualify for purposes of the 95% gross income test.

To the extent that the terms of a loan provide for contingent interest that is based on the cash proceeds realized upon the sale of the property securing the loan, income attributable to the participation feature will be treated as gain from sale of the underlying property, which generally will be qualifying income for purposes of both the 75% and 95% gross income tests.

Among the assets we may hold are certain mezzanine loans secured by equity interests in a pass-through entity that directly or indirectly owns real property, rather than a direct mortgage on the real property. The IRS issued Revenue Procedure 2003-65 (the “Revenue Procedure”), which provides a safe harbor pursuant to which a mezzanine loan, if it meets each of the requirements contained in the Revenue Procedure, will be treated by the IRS as a real estate asset for purposes of the REIT asset tests, and interest derived from it will be treated as qualifying mortgage interest for purposes of the 75% gross income test described above. Although the Revenue Procedure provides a safe harbor on which taxpayers may rely, it does not prescribe rules of substantive tax law. The mezzanine loans that we acquire may not meet all of the requirements for reliance on this safe harbor. Hence, there can be no assurance that the IRS will not challenge the qualification of such assets as real estate assets or the interest generated by these loans as qualifying income under the 75% gross income test described above. To the extent we make corporate mezzanine loans or acquire other commercial real estate corporate debt, such loans will not qualify as real estate assets and interest income with respect to such loans will not be qualifying income for the 75% gross income test described above.

Foreign Investments

To the extent that we hold or acquire foreign investments, such investments may generate foreign currency gains and losses. Foreign currency gains are generally treated as income that does not qualify under the 95% or 75% gross income tests. However, in general, if foreign currency gain is recognized with respect to specified assets or income which otherwise qualifies for purposes of the 95% or 75% gross income tests, then such foreign currency gain will generally not constitute gross income for purposes of either the 95% or 75% gross income tests, respectively, provided we do not deal or engage in substantial and regular trading in securities, which we do not intend to do. No assurance can be given that any foreign currency gains recognized by us directly or through pass-through subsidiaries will not adversely affect our ability to satisfy the REIT qualification requirements.

Hedging Transactions

We may enter into hedging transactions with respect to one or more of our assets or liabilities. Hedging transactions could take a variety of forms, including interest rate swap agreements, interest rate cap agreements, options, futures contracts, forward rate agreements or similar financial instruments. Except to the extent provided by Treasury Regulations, any income from a hedging transaction we enter into (1) in the normal course of our business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, which we clearly identify as specified in Treasury Regulations before the close of the day on which it was acquired, originated, or entered into, including gain from the sale or disposition of such a transaction, or (2) primarily to manage risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% income tests which is clearly identified as such before the close of the day on which it was acquired, originated, or entered into, will not constitute gross income for purposes of the 75% or 95% gross income test. To the extent that we enter into other types of hedging transactions, the income from those transactions is likely to be treated as non-qualifying income for purposes of both of the 75% and 95% gross income tests. We intend to structure any hedging transactions in a manner that does not jeopardize our qualification as a REIT.

Failure to Satisfy the Gross Income Tests

We intend to monitor our sources of income, including any non-qualifying income received by us, so as to ensure our compliance with the gross income tests. If we fail to satisfy one or both of the 75% or 95% gross income tests for any taxable year, we may still qualify as a REIT for the year if we are entitled to relief under applicable provisions of the Code. These relief provisions will generally be available if the failure of our company to meet these tests was due to reasonable cause and not due to willful neglect and, following the identification of such failure, we set forth a description of each item of our gross income that satisfies the gross income tests in a schedule for the taxable year filed in accordance with the Treasury Regulations. It is not possible to state whether we would be entitled to the benefit of these relief provisions in all circumstances. If these relief provisions are inapplicable to a particular set of circumstances involving us, we will not qualify as a REIT. As discussed above under “—Taxation of the Company Following the REIT Election—Taxation of REITs in General,” even where these relief provisions apply, a tax would be imposed upon the profit attributable to the amount by which we fail to satisfy the particular gross income test.

Asset Tests

At the close of each calendar quarter we must also satisfy four tests relating to the nature of our assets. First, at least 75% of the value of our total assets must be represented by some combination of “real estate assets,” cash, cash items, U.S. government securities, and, under some circumstances, stock or debt instruments purchased with new capital. For this purpose, real estate assets include interests in real property, such as land, buildings, leasehold interests in real property, stock of other REITs, and certain kinds of mortgage-backed securities and mortgage loans. Assets that do not qualify for purposes of the 75% test are subject to the additional asset tests described below.

Second, the value of any one issuer’s securities owned by us may not exceed 5% of the value of our total assets. Third, we may not own more than 10% of any one issuer’s outstanding securities, as measured by either voting power or value. Fourth, the aggregate value of all securities of any TRSs held by us may not exceed 25% of the value of our total assets.

The 5% and 10% asset tests do not apply to securities of TRSs, qualified REIT subsidiaries or securities that are “real estate assets” for purposes of the 75% gross asset test described above. The 10% value test does not apply to certain “straight debt” and other excluded securities, as described in the Code including, but not limited to, any loan to an individual or estate, any obligation to pay rents from real property and any security issued by a REIT. In addition, (1) a REIT’s interest as a partner in a partnership is not considered a security for purposes of applying the 10% value test to securities issued by the partnership; (2) any debt instrument issued by a partnership (other than straight debt or another excluded security) will not be considered a security issued by the partnership if at least 75% of the partnership’s gross income is derived from sources that would qualify for the 75% REIT gross income test; and (3) any debt instrument issued by a partnership (other than straight debt or another excluded security) will not be considered a security issued by the partnership to the extent of the REIT’s interest as a partner in the partnership. For purposes of the 10% value test, “straight debt” means a written unconditional promise to pay on demand on a specified date a sum certain in money if (i) debt is not convertible, directly or indirectly, into stock, (ii) the interest rate and interest payment dates are not contingent on profits, the borrower’s discretion, or similar factors other than certain contingencies relating to the timing and amount of principal and interest payments, as described in the Code and (iii) in the case of an issuer that is a corporation or a partnership, securities that otherwise would be considered straight debt will not be so considered if we, and any of our “controlled taxable REIT subsidiaries,” as defined in the Code, hold any securities of the corporate or partnership issuer which (a) are not straight debt or other excluded securities (prior to the application of this rule), and (b) have an aggregate value greater than 1% of the issuer’s outstanding securities (including, for the purposes of a partnership issuer, its interest as a partner in the partners).

We may make real estate-related debt investments, provided the underlying real estate meets our criteria for direct investment. A real estate mortgage loan that we own generally will be treated as a real estate asset for purposes of the 75% REIT asset test if, on the date that we acquire or originate the mortgage loan, the value of the real property securing the loan is equal to or greater than the principal amount of the loan. Existing IRS guidance provides that certain rules described above that are applicable to the gross income tests may apply to determine what portion of a mortgage loan will be treated as a real estate asset if the mortgage loan is secured both by real property and other assets. Although the issue is not free from doubt, we may be required to treat a portion of a mortgage loan that is acquired (or modified in a manner that is treated as an acquisition of a new loan for U.S. federal income tax purposes) at a time when the fair market value of the real property securing the loan is less than the loan’s face amount and there are other assets securing the loan, as nonqualifying for the 75% REIT asset test even if our acquisition price for the loan (that is, the fair market value of the loan) is less than the value of the real property securing the loan.

After initially meeting the asset tests at the close of any quarter, we will not lose our qualification as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values (including a failure caused solely by change in the foreign currency exchange rate used to value a foreign asset). If we fail to satisfy the asset tests because we acquire or increase our ownership interest in securities during a quarter, we can cure this failure by disposing of the non-qualifying assets within 30 days after the close of that quarter. If we fail the 5% asset test or the 10% vote or value asset test at the end of any quarter, and such failure is not cured within 30 days thereafter, we may dispose of sufficient assets (generally, within six months after the last day of the quarter in which our identification of the failure to satisfy those asset tests occurred) to cure the violation, provided that the non-permitted assets do not exceed the lesser of 1% of our assets at the end of the relevant quarter or $10,000,000. If we fail any of the other asset tests, or our failure of the 5% and 10% asset tests is in excess of this amount, as long as the failure was due to reasonable cause and not willful neglect, we are permitted to avoid disqualification as a REIT, after the thirty day cure period, by taking steps including the disposition of sufficient assets to meet the asset tests (generally within six months after the last day of the quarter in which our identification of the failure to satisfy the REIT asset test occurred), and paying a tax equal to the greater of $50,000 or 35% of the net income generated by the nonqualifying assets during the period in which we failed to satisfy the relevant asset test.

We believe that our holdings of securities and other assets will comply with the foregoing REIT asset requirements, and we intend to monitor compliance with such tests on an ongoing basis. There can be no assurance, however, that we will be successful in this effort. Moreover, the values of some of our assets, including the securities of any TRSs or other nonpublicly traded investments, may not be susceptible to a precise determination and are subject to change in the future. Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset tests. Accordingly, there can be no assurance that the IRS will not contend that our assets do not meet the requirements of the REIT asset tests.

Annual Distribution Requirements

In order to qualify as a REIT, we are required to distribute dividends, other than capital gain dividends, to our stockholders in an amount at least equal to:

(1)	the sum of:

•	90% of our “REIT taxable income” (computed without regard to our deduction for dividends paid and our net capital gains), and

•	90% of the net income, if any (after tax), from foreclosure property, as described below, and recognized built-in gain, as discussed above, minus

(2)	the sum of specified items of non-cash income that exceeds a percentage of our income.

These distributions must be paid in the taxable year to which they relate, or in the following taxable year if such distributions are declared in October, November or December of the taxable year, are payable to stockholders of record on a specified date in any such month, and are actually paid before the end of January of the following year. Such distributions are treated as both paid by us and received by each stockholder on December 31 of the year in which they are declared. In addition, at our election, a distribution for a taxable year may be declared before we timely file our tax return for the year, provided we pay such distribution with or before our first regular dividend payment after such declaration, provided that such payment is made during the 12-month period following the close of such taxable year. These distributions are taxable to our stockholders in the year in which paid, even though the distributions relate to our prior taxable year for purposes of the 90% distribution requirement.

In order for distributions to be counted towards our distribution requirement, and to give rise to a tax deduction to us, they must not be “preferential dividends.” A dividend is not a preferential dividend if it is pro rata among all outstanding shares of stock within a particular class, and is in accordance with the preferences among our different classes of stock as set forth in our organizational documents.

To the extent that we distribute at least 90%, but less than 100%, of our REIT taxable income, as adjusted, we will be subject to tax at ordinary corporate tax rates on the retained portion. In addition, we may elect to retain, rather than distribute, our net long-term capital gains and pay tax on such gains. In this case, we would elect to have our stockholders include their proportionate share of such undistributed long-term capital gains in their income and receive a corresponding credit for their proportionate share of the tax paid by us. Our stockholders would then increase their adjusted basis in our stock by the difference between the designated amounts included in their long-term capital gains and the tax deemed paid with respect to their proportionate shares.

If we fail to distribute during each calendar year at least the sum of (1) 85% of our REIT ordinary income for such year, (2) 95% of our REIT capital gain net income for such year and (3) any undistributed taxable income from prior periods, we will be subject to a 4% excise tax on the excess of such amount over the sum of (A) the amounts actually distributed (taking into account excess distributions from prior periods) and (B) the amounts of income retained on which we have paid corporate income tax. We intend to make timely distributions so that we are not subject to the 4% excise tax.

It is possible that we, from time to time, may not have sufficient cash to meet the REIT distribution requirements due to timing differences between (1) the actual receipt of cash, including the receipt of distributions from any partnership subsidiaries and (2) the inclusion of items in income by us for U.S. federal income tax purposes. Additional potential sources of non-cash taxable income include loans held by us as assets that are issued at a discount and require the accrual of taxable interest income in advance of our receipt in cash, loans on which the borrower is permitted to defer cash payments of interest and distressed loans on which we may be required to accrue taxable interest income even though the borrower is unable to make current interest payments in cash. In the event that such timing differences occur, in order to meet the distribution requirements, it might be necessary to arrange for short-term, or possibly long-term, borrowings, or to pay dividends in the form of taxable in-kind distributions of property, including taxable stock dividends. In the case of a taxable stock dividend, stockholders would be required to include the dividend as income and would be required to satisfy the tax liability associated with the distribution with cash from other sources including sales of our common stock. Both a taxable stock distribution and sale of common stock resulting from such distribution could adversely affect the price of our common stock.

We may be able to rectify a failure to meet the distribution requirements for a year by paying “deficiency dividends” to stockholders in a later year, which may be included in our deduction for dividends paid for the earlier year. In this case, we may be able to avoid losing our REIT qualification or being taxed on amounts distributed as deficiency dividends. However, we will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends.

Recordkeeping Requirements

We are required to maintain records and request on an annual basis information from specified stockholders. These requirements are designed to assist us in determining the actual ownership of our outstanding stock and maintaining our qualification as a REIT.

Prohibited Transactions

Net income we derive from a prohibited transaction is subject to a 100% tax. The term “prohibited transaction” generally includes a sale or other disposition of property (other than foreclosure property) that is held as inventory or primarily for sale to customers in the ordinary course of a trade or business by a REIT, by a lower-tier partnership in which the REIT holds an equity interest or by a borrower that has issued a shared appreciation mortgage or similar debt instrument in the REIT. We intend to conduct our operations so that no asset owned by us or our pass-through subsidiaries will be held as inventory or primarily for sale to customers, and that a sale of any assets owned by us directly or through a pass-through subsidiary will not be in the ordinary course of business. However, whether property is held as inventory or “primarily for sale to customers in the ordinary course of a trade or business” depends on the particular facts and circumstances. No assurance can be given that any particular property in which we hold a direct or indirect interest will not be treated as property held as inventory or primarily for sale to customers, or that certain safe-harbor provisions of the Code discussed below that prevent such treatment will apply. The 100% tax will not apply to gains from the sale of property that is held through a TRS or other taxable corporation, although such income will be subject to tax in the hands of the corporation at regular corporate income tax rates.

The Code provides a safe harbor that, if met, allows us to avoid being treated as engaged in a prohibited transaction. In order to meet the safe harbor, among other things, (i) we must have held the property for at least 2 years (and, in the case of property which consists of land or improvements not acquired through foreclosure, we must have held the property for 2 years for the production of rental income) and (ii) during the taxable year the property is disposed of, we must not have made more than 7 property sales or, alternatively, the aggregate adjusted basis or fair market value of all of the properties sold by us during the taxable year must not exceed 10% of the aggregate adjusted basis or 10% of the fair market value, respectively, of all of our assets as of the beginning of the taxable year.

Foreclosure Property

Foreclosure property is real property (including interests in real property) and any personal property incident to such real property (1) that is acquired by a REIT as a result of the REIT having bid on the property at foreclosure, or having otherwise reduced the property to ownership or possession by agreement or process of law, after there was a default (or default was imminent) on a lease of the property or a mortgage loan held by the REIT and secured by the property, (2) for which the related loan or lease was made, entered into or acquired by the REIT at a time when default was not imminent or anticipated and (3) for which such REIT makes a proper election to treat the property as foreclosure property. REITs generally are subject to tax at the maximum corporate rate (currently 35%) on any net income from foreclosure property, including any gain from the disposition of the foreclosure property, other than income that would otherwise be qualifying income for purposes of the 75% gross income test. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property in the hands of the selling REIT.

Tax Aspects of Investments in Partnerships

General

We will hold investments through entities that are classified as partnerships for U.S. federal income tax purposes, including our interest in our operating partnership, in the event a third party acquires an equity interest in our operating partnership, and equity interests in lower-tier partnerships. In general, partnerships are “pass-through” entities that are not subject to U.S. federal income tax. Rather, partners are allocated their proportionate shares of the items of income, gain, loss, deduction and credit of a partnership, and are subject to tax on these items without regard to whether the partners receive a distribution from the partnership. We will include in our income our proportionate share of these partnership items for purposes of the various REIT income tests, based on our capital interest in such partnership, and in the computation of our REIT taxable income. Moreover, for purposes of the REIT asset tests, we will include our proportionate share of assets held by subsidiary partnerships, based on our capital interest in such partnerships (other than for purposes of the 10% value test, for which the determination of our interest in partnership assets will be based on our proportionate interest in any securities issued by the partnership excluding, for these purposes, certain excluded securities as described in the Code). Consequently, to the extent that we hold an equity interest in a partnership, the partnership’s assets and operations may affect our ability to qualify as a REIT, even though we may have no control, or only limited influence, over the partnership.

Entity Classification

The investment by us in partnerships involves special tax considerations, including the possibility of a challenge by the IRS of the status of any of our subsidiary partnerships as a partnership, as opposed to an association taxable as a corporation, for U.S. federal income tax purposes. If any of these entities were treated as an association for U.S. federal income tax purposes, it would be taxable as a corporation and, therefore, could be subject to an entity-level tax on its income. In such a situation, the character of our assets and items of our gross income would change and could preclude us from satisfying the REIT asset tests (particularly the tests generally preventing a REIT from owning more than 10% of the voting securities, or more than 10% of the value of the securities, of a corporation) or the gross income tests as discussed in “—Requirements for Qualification—General—Asset Tests” and “—Gross Income Tests” above, and in turn could prevent us from qualifying as a REIT. See “—Failure to Qualify,” below, for a discussion of the effect of our failure to meet these tests for a taxable year. In addition, any change in the status of any of our subsidiary partnerships for tax purposes might be treated as a taxable event, in which case we could have taxable income that is subject to the REIT distribution requirements without receiving any cash.

Tax Allocations With Respect to Partnership Properties

The partnership agreement of our operating partnership generally provides that items of operating income and loss will be allocated to the holders of units in proportion to the number of units held by each holder. If an allocation of partnership income or loss does not comply with the requirements of Section 704(b) of the Code and the Treasury Regulations thereunder, the item subject to the allocation will be reallocated in accordance with the partners’ interests in the partnership. This reallocation will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. Our operating partnership’s allocations of income and loss are intended to comply with the requirements of Section 704(b) of the Code of the Treasury Regulations promulgated under this section of the Code.

Under Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated for tax purposes in a manner such that the contributing partner is charged with, or benefits from, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of the unrealized gain or unrealized loss is generally equal to the difference between the fair market value, or book value, of the contributed property and the adjusted tax basis of such property at the time of the contribution (a “book-tax difference”). Such allocations are solely for U.S. federal income tax purposes and do not affect partnership capital accounts or other economic or legal arrangements among the partners.

In connection with future asset acquisitions, appreciated property may be acquired by our operating partnership in exchange for interests in our operating partnership. The partnership agreement requires that allocations with respect to such acquired property be made in a manner consistent with Section 704(c) of the Code. Treasury Regulations issued under Section 704(c) of the Code provide partnerships with a choice of several methods of allocating book-tax differences. Under the traditional method, which is the least favorable method from our perspective but may be requested by a contributor of property that our operating partnership acquires, the carryover basis of the acquired properties in the hands of our operating partnership (1) may cause us to be allocated lower amounts of depreciation and other deductions for tax purposes than would be allocated to us if all of the acquired properties were to have a tax basis equal to their fair market value at the time of acquisition and (2) in the event of a sale of such properties, could cause us to be allocated gain in excess of our corresponding economic or book gain (or taxable loss that is less than our economic or book loss), with a corresponding benefit to the partners transferring such properties to our operating partnership for interests in our operating partnership. Therefore, the use of the traditional method could result in our having taxable income that is in excess of our economic or book income as well as our cash distributions from our operating partnership, which might adversely affect our ability to comply with the REIT distribution requirements or result in our stockholders recognizing additional dividend income without an increase in distributions.

Failure to Qualify

In the event that we violate a provision of the Code that would result in our failure to qualify as a REIT, we may nevertheless continue to qualify as a REIT. Specified relief provisions will be available to us to avoid such disqualification if (1) the violation is due to reasonable cause and not due to willful neglect, (2) we pay a penalty of $50,000 for each failure to satisfy a requirement for qualification as a REIT and (3) the violation does not include a violation under the gross income or asset tests described above (for which other specified relief provisions are available). This cure provision reduces the instances that could lead to our disqualification as a REIT for violations due to reasonable cause. If we fail to qualify for taxation as a REIT in any taxable year and none of the relief provisions of the Code apply, we will be subject to tax, including any applicable alternative minimum tax, on our taxable income at regular corporate rates. Distributions to our stockholders in any year in which we are not a REIT will not be deductible by us, nor will they be required to be made. In this situation, to the extent of current and accumulated earnings and profits, and, subject to limitations of the Code, distributions to our stockholders will generally be taxable in the case of our stockholders who are individual U.S. stockholders at a maximum rate of 15% (through 2010), and dividends in the hands of our corporate U.S. stockholders may be eligible for the dividends received deduction. Unless we are entitled to relief under the specific statutory provisions, we will also be disqualified from re-electing to be taxed as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether, in all circumstances, we will be entitled to statutory relief.

Taxation of Stockholders

Taxation of Taxable U.S. Stockholders

This section summarizes the taxation of U.S. stockholders that are not tax-exempt organizations.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our stock, the U.S. federal income tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership. A partner of a partnership holding our common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of our stock by the partnership.

Distributions. Provided that we qualify as a REIT, distributions made to our taxable U.S. stockholders out of our current or accumulated earnings and profits, and not designated as capital gain dividends, will generally be taken into account by them as ordinary dividend income and will not be eligible for the dividends received deduction for corporations. However, because we do not intend for our REIT election to be effective for periods prior to January 1, 2010, we expect that corporations who receive dividends from us in 2009 may be eligible for the dividends received deduction to the extent permitted under U.S. tax law. In determining the extent to which a distribution with respect to our common stock constitutes a dividend for U.S. federal income tax purposes, our earnings and profits will be allocated first to distributions with respect to our preferred stock, if any, and then to our common stock. Dividends received from REITs are generally not eligible to be taxed at the preferential qualified dividend income rates applicable to individual U.S. stockholders who receive dividends from taxable subchapter C corporations. Because we do not intend for our REIT election to be effective for periods prior to January 1, 2010, we expect that individual U.S. stockholders who receive dividends from us in 2009 may be eligible to be taxed at such preferential qualified dividend income rates to the extent permitted under U.S. tax law.

In addition, distributions from us that are designated as capital gain dividends will be taxed to U.S. stockholders as long-term capital gains, to the extent that they do not exceed our actual net capital gain for the taxable year, without regard to the period for which the U.S. stockholder has held his, her or its stock. To the extent that we elect under the applicable provisions of the Code to retain our net capital gains, U.S. stockholders will be treated as having received, for U.S. federal income tax purposes, our undistributed capital gains as well as a corresponding credit for taxes paid by us on such retained capital gains.

U.S. stockholders will increase their adjusted tax basis in our common stock by the difference between their allocable share of such retained capital gain and their share of the tax paid by us. Corporate U.S. stockholders may be required to treat up to 20% of some capital gain dividends as ordinary income. Long-term capital gains are generally taxable at maximum U.S. federal rates of 15% (through 2010) in the case of U.S. stockholders who are individuals, and 35% for corporations. Capital gains attributable to the sale of depreciable real property held for more than 12 months are subject to a 25% maximum U.S. federal income tax rate for individual U.S. stockholders, to the extent of previously claimed depreciation deductions.

Distributions in excess of our current and accumulated earnings and profits will not be taxable to a U.S. stockholder to the extent that they do not exceed the adjusted tax basis of the U.S. stockholder’s shares in respect of which the distributions were made, but rather will reduce the adjusted tax basis of these shares. To the extent that such distributions exceed the adjusted tax basis of an individual U.S. stockholder’s shares, they will be included in income as long-term capital gain, or short-term capital gain if the shares have been held for one year or less. In addition, any dividend declared by us in October, November or December of any year and payable to a U.S. stockholder of record on a specified date in any such month will be treated as both paid by us and received by the U.S. stockholder on December 31 of such year, provided that the dividend is actually paid by us before the end of January of the following calendar year.

With respect to U.S. stockholders who are taxed at the rates applicable to individuals, we may elect to designate a portion of our distributions paid to such U.S. stockholders as “qualified dividend income.” A portion of a distribution that is properly designated as qualified dividend income is taxable to non-corporate U.S. stockholders as capital gain, provided that the U.S. stockholder has held the common stock with respect to which the distribution is made for more than 60 days during the 121-day period beginning on the date that is 60 days before the date on which such common stock became ex-dividend with respect to the relevant distribution. The maximum amount of our distributions eligible to be designated as qualified dividend income for a taxable year is equal to the sum of:

(1)	the qualified dividend income received by us during such taxable year from subchapter C corporations (including any TRSs);

(2)

the excess of any “undistributed” REIT taxable income recognized during the immediately preceding year over the U.S. federal income tax paid by us with respect to such undistributed REIT taxable income; and

(3)

the excess of any income recognized during the immediately preceding year attributable to the sale of a built-in-gain asset that was acquired in a carry-over basis transaction from a non-REIT corporation or had appreciated at the time our REIT election became effective over the U.S. federal income tax paid by us with respect to such built-in gain.

Generally, dividends that we receive will be treated as qualified dividend income for purposes of (1) above if the dividends are received from a domestic subchapter C corporation, such as any TRSs, and specified holding period and other requirements are met.

To the extent that we have available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that must be made in order to comply with the REIT distribution requirements. See “—Requirements for Qualification—General—Annual Distribution Requirements.” Such losses, however, are not passed through to U.S. stockholders and do not offset income of U.S. stockholders from other sources, nor do they affect the character of any distributions that are actually made by us, which are generally subject to tax in the hands of U.S. stockholders to the extent that we have current or accumulated earnings and profits.

Dispositions of Our Common Stock. In general, a U.S. stockholder will realize gain or loss upon the sale, redemption or other taxable disposition of our common stock in an amount equal to the difference between the sum of the fair market value of any property and the amount of cash received in such disposition and the U.S. stockholder’s adjusted tax basis in the common stock at the time of the disposition. In general, a U.S. stockholder’s adjusted tax basis will equal the U.S. stockholder’s acquisition cost, increased by the excess of net capital gains deemed distributed to the U.S. stockholder discussed above less tax deemed paid on it and reduced by returns of capital. In general, capital gains recognized by individuals and other non-corporate U.S. stockholders upon the sale or disposition of shares of our common stock will be subject to a maximum U.S. federal income tax rate of 15% for taxable years through 2010, if our common stock is held for more than 12 months, and will be taxed at ordinary income rates (of up to 35% through 2010) if our common stock is held for 12 months or less. Gains recognized by U.S. stockholders that are corporations are subject to U.S. federal income tax at a maximum rate of 35%, whether or not classified as long-term capital gains. The IRS has the authority to prescribe, but has not yet prescribed, regulations that would apply a capital gain tax rate of 25% (which is generally higher than the long-term capital gain tax rates for non-corporate holders) to a portion of capital gain realized by a non-corporate holder on the sale of REIT stock or depositary shares that would correspond to the REIT’s “unrecaptured Section 1250 gain.”

Holders are advised to consult their tax advisors with respect to their capital gain tax liability. Capital losses recognized by a U.S. stockholder upon the disposition of our common stock held for more than one year at the time of disposition will be considered long-term capital losses, and are generally available only to offset capital gain income of the U.S. stockholder but not ordinary income (except in the case of individuals, who may offset up to $3,000 of ordinary income each year). In addition, any loss upon a sale or exchange of shares of our common stock by a U.S. stockholder who has held the shares for six months or less, after applying holding period rules, will be treated as a long-term capital loss to the extent of distributions received from us that were required to be treated by the U.S. stockholder as long-term capital gain.

If a U.S. stockholder recognizes a loss upon a subsequent disposition of our common stock in an amount that exceeds a prescribed threshold, it is possible that the provisions of recently adopted Treasury Regulations involving “reportable transactions” could apply, with a resulting requirement to separately disclose the loss generating transactions to the IRS. While these regulations are directed towards “tax shelters,” they are written quite broadly, and apply to transactions that would not typically be considered tax shelters. Significant penalties apply for failure to comply with these requirements. You should consult your tax advisors concerning any possible disclosure obligation with respect to the receipt or disposition of our common stock, or transactions that might be undertaken directly or indirectly by us. Moreover, you should be aware that we and other participants in transactions involving us (including our advisors) might be subject to disclosure or other requirements pursuant to these regulations.

Passive Activity Losses and Investment Interest Limitations

Distributions made by us and gain arising from the sale or exchange by a U.S. stockholder of our common stock will not be treated as passive activity income. As a result, U.S. stockholders will not be able to apply any “passive losses” against income or gain relating to our common stock. Distributions made by us, to the extent they do not constitute a return of capital, generally will be treated as investment income for purposes of computing the investment interest limitation. A U.S. stockholder that elects to treat capital gain dividends, capital gains from the disposition of stock or qualified dividend income as investment income for purposes of the investment interest limitation will be taxed at ordinary income rates on such amounts.

Taxation of Tax-Exempt U.S. Stockholders

U.S. tax-exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts, generally are exempt from U.S. federal income taxation. However, they are subject to taxation on their unrelated business taxable income, which is referred to in this proxy statement as unrelated business taxable income (“UBTI”). While many investments in real estate may generate UBTI, the IRS has ruled that dividend distributions from a REIT to a tax-exempt entity do not constitute UBTI. Based on that ruling, and provided that (1) a tax-exempt U.S. stockholder has not held our common stock as “debt financed property” within the meaning of the Code (i.e., where the acquisition or ownership of the property is financed through a borrowing by the tax-exempt stockholder), and (2) our common stock is not otherwise used in an unrelated trade or business, distributions from us and income from the sale of our common stock generally should not give rise to UBTI to a tax-exempt U.S. stockholder.

Tax-exempt U.S. stockholders that are social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts, and qualified group legal services plans exempt from U.S. federal income taxation under sections 501(c)(7), (c) (9), (c)(17) and (c)(20) of the Code, respectively, are subject to different UBTI rules, which generally will require them to characterize distributions from us as UBTI unless they are able to properly claim a deduction for amounts set aside or placed in reserve for specific purposes so as to offset the income generated by their investment in our common stock. These prospective investors should consult their tax advisors concerning these “set aside” and reserve requirements.

In certain circumstances, a pension trust (1) that is described in Section 401(a) of the Code, (2) is tax exempt under section 501(a) of the Code, and (3) that owns more than 10% of our stock could be required to treat a percentage of the dividends from us as UBTI if we are a “pension-held REIT.” We will not be a pension-held REIT unless (1) either (A) one pension trust owns more than 25% of the value of our stock, or (B) a group of pension trusts, each individually holding more than 10% of the value of our stock, collectively owns more than 50% of such stock and (2) we would not have qualified as a REIT but for the fact that Section 856(h)(3) of the Code provides that stock owned by such trusts shall be treated, for purposes of the requirement that not more than 50% of the value of the outstanding stock of a REIT is owned, directly or indirectly, by five or fewer “individuals” (as defined in the Code to include certain entities), as owned by the beneficiaries of such trusts. Certain restrictions on ownership and transfer of our stock should generally prevent a tax-exempt entity from owning more than 10% of the value of our stock, or us from becoming a pension-held REIT.

Tax-exempt U.S. stockholders are urged to consult their tax advisors regarding the U.S. federal, state, local and foreign tax consequences of the acquisition, ownership and disposition of our stock.

Taxation of Non-U.S. Stockholders

The following is a summary of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of our common stock applicable to non-U.S. stockholders. The discussion is based on current law and is for general information only. It addresses only selective and not all aspects of U.S. federal income taxation.

Ordinary Dividends. The portion of dividends received by non-U.S. stockholders payable out of our earnings and profits that are not attributable to gains from sales or exchanges of U.S. real property interests and which are not effectively connected with a U.S. trade or business of the non-U.S. stockholder generally will be treated as ordinary income and will be subject to U.S. federal withholding tax at the rate of 30%, unless reduced or eliminated by an applicable income tax treaty. Under some treaties, however, lower rates generally applicable to dividends do not apply to dividends from REITs.

In general, non-U.S. stockholders will not be considered to be engaged in a U.S. trade or business solely as a result of their ownership of our stock. In cases where the dividend income from a non-U.S. stockholder’s investment in our common stock is, or is treated as, effectively connected with the non-U.S. stockholder’s conduct of a U.S. trade or business, the non-U.S. stockholder generally will be subject to U.S. federal income tax at graduated rates, in the same manner as U.S. stockholders are taxed with respect to such dividends, and may also be subject to the 30% branch profits tax on the income after the application of the income tax in the case of a non-U.S. stockholder that is a corporation.

Non-Dividend Distributions. Unless (1) our common stock constitutes a U.S. real property interest, (“USRPI”) or (2) either (A) if the non-U.S. stockholder’s investment in our common stock is effectively connected with a U.S. trade or business conducted by such non-U.S. stockholder (in which case the non-U.S. stockholder will be subject to the same treatment as U.S. stockholders with respect to such gain) or (B) if the non-U.S. stockholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States (in which case the non-U.S. stockholder will be subject to a 30% tax on the individual’s net capital gain for the year), distributions by us which are not dividends out of our earnings and profits will not be subject to U.S. federal income tax. If it cannot be determined at the time at which a distribution is made whether or not the distribution will exceed current and accumulated earnings and profits, the distribution will be subject to withholding at the rate applicable to dividends. However, the non-U.S. stockholder may seek a refund from the IRS of any amounts withheld if it is subsequently determined that the distribution was, in fact, in excess of our current and accumulated earnings and profits. If our company’s common stock constitutes a USRPI, as described below, distributions by us in excess of the sum of our earnings and profits plus the non-U.S. stockholder’s adjusted tax basis in our common stock will be taxed under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) at the rate of tax, including any applicable capital gains rates, that would apply to a U.S. stockholder of the same type (e.g., an individual or a corporation, as the case may be), and the collection of the tax will be enforced by a refundable withholding at a rate of 10% of the amount by which the distribution exceeds the stockholder’s share of our earnings and profits plus the stockholder’s adjusted basis in our stock.

Capital Gain Dividends. Under FIRPTA, a distribution made by us to a non-U.S. stockholder, to the extent attributable to gains from dispositions of USRPIs held by us directly or through pass-through subsidiaries (“USRPI capital gains”), will be considered effectively connected with a U.S. trade or business of the non-U.S. stockholder and will be subject to U.S. federal income tax at the rates applicable to U.S. stockholders, without regard to whether the distribution is designated as a capital gain dividend. In addition, we will be required to withhold tax equal to 35% of the amount of capital gain dividends to the extent the dividends constitute USRPI capital gains. Distributions subject to FIRPTA may also be subject to a 30% branch profits tax in the hands of a non-U.S. holder that is a corporation. However, the 35% withholding tax will not apply to any capital gain dividend with respect to any class of our stock which is regularly traded on an established securities market located in the United States if the non-U.S. stockholder did not own more than 5% of such class of stock at any time during the one-year period ending on the date of such dividend. Instead, any capital gain dividend will be treated as a distribution subject to the rules discussed above under “—Taxation of Stockholders—Taxation of Non-U.S. Stockholders—Ordinary Dividends.” Also, the branch profits tax will not apply to such a distribution. A distribution is not a USRPI capital gain if we held the underlying asset solely as a creditor, although the holding of a shared appreciation mortgage loan would not be solely as a creditor. Capital gain dividends received by a non-U.S. stockholder from a REIT that are not USRPI capital gains are generally not subject to U.S. federal income or withholding tax, unless either (1) if the non-U.S. stockholder’s investment in our common stock is effectively connected with a U.S. trade or business conducted by such non-U.S. stockholder (in which case the non-U.S. stockholder will be subject to the same treatment as U.S. stockholders with respect to such gain) or (2) if the non-U.S. stockholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States (in which case the non-U.S. stockholder will be subject to a 30% tax on the individual’s net capital gain for the year).

Dispositions of Our Common Stock. Unless our common stock constitutes a USRPI, a sale of the stock by a non-U.S. stockholder generally will not be subject to U.S. federal income taxation under FIRPTA. The stock will not be treated as a USRPI if less than 50% of our assets throughout a prescribed testing period consist of interests in real property located within the United States, excluding, for this purpose, interests in real property solely in a capacity as a creditor. However, we expect that more than 50% of our assets will consist of interests in real property located in the United States.

Still, our common stock nonetheless will not constitute a USRPI if we are a “domestically controlled REIT.” A domestically controlled REIT is a REIT in which, at all times during a specified testing period (generally the lesser of the five year period ending on the date of disposition of its shares of common stock or the period of existence), less than 50% in value of its outstanding stock is held directly or indirectly by non-U.S. stockholders. We believe we are, and we expect to continue to be, a domestically controlled REIT and, therefore, the sale of our common stock should not be subject to taxation under FIRPTA. Because our stock will be publicly-traded, however, no assurance can be given that we will be, or that if we are, that we will remain, a domestically controlled REIT.

In the event that we do not constitute a domestically controlled REIT, a non-U.S. stockholder’s sale of our common stock nonetheless will generally not be subject to tax under FIRPTA as a sale of a USRPI, provided that (1) our common stock is “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market, and (2) the selling non-U.S. stockholder owned, actually or constructively, 5% or less of our outstanding common stock at all times during a specified testing period.

If gain on the sale of our common stock were subject to taxation under FIRPTA, the non-U.S. stockholder would be subject to the same treatment as a U.S. stockholder with respect to such gain, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of non- resident alien individuals, and the purchaser of the stock could be required to withhold 10% of the purchase price and remit such amount to the IRS.

Gain from the sale of our common stock that would not otherwise be subject to FIRPTA will nonetheless be taxable in the United States to a non-U.S. stockholder in two cases: (1) if the non-U.S. stockholder’s investment in our common stock is effectively connected with a U.S. trade or business conducted by such non-U.S. stockholder, the non-U.S. stockholder will be subject to the same treatment as a U.S. stockholder with respect to such gain, or (2) if the non-U.S. stockholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, the nonresident alien individual will be subject to a 30% tax on the individual’s capital gain.

Taxation of the Special Distribution

The Special Distribution is intended to assist us in meeting the requirement that we distribute to our stockholders our accumulated non-REIT tax earnings and profits through December 31, 2009. In order to meet this requirement, we plan to distribute such earnings and profits by making one or more special distributions to stockholders payable in cash. We expect the Special Distribution will be declared and paid in 2010. See “The Special Distribution.”

To the extent that the Special Distribution is attributable to earnings and profits accumulated through December 31, 2009, the Special Distribution will be treated as a dividend and will be “qualified dividend income” taxable at reduced capital gains rates (with a maximum rate of 15% through 2010) for non-corporate taxpayers who are eligible to receive such income and who meet the applicable requirements, as described above. The Special Distribution will not be eligible for the dividends received deduction. See “—Taxation of Stockholders—Taxation of Taxable U.S. Stockholders.”

The tax consequences of the Special Distribution to tax-exempt U.S. stockholders will be similar to the tax consequences of distributions made to such stockholders while we qualify as a REIT. See “—Taxation of Stockholders—Taxation of Tax-Exempt U.S. Stockholders.” To the extent that the Special Distribution is attributable to earnings and profits accumulated through December 31, 2009, the tax consequences of the Special Distribution to non-U.S. stockholders will be similar to the tax consequences of other ordinary dividend distributions to such stockholders. See “—Taxation of Stockholders—Taxation of Non-U.S. Stockholders.”

Backup Withholding and Information Reporting

We will report to our U.S. stockholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Under the backup withholding rules, a U.S. stockholder may be subject to backup withholding at the current rate of 28% with respect to dividends paid, unless the holder (1) is a corporation or comes within other exempt categories and, when required, demonstrates this fact or (2) provides a taxpayer identification number or social security number, certifies under penalties of perjury that such number is correct and that such holder is not subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A U.S. stockholder that does not provide his or her correct taxpayer identification number or social security number may also be subject to penalties imposed by the IRS. In addition, we may be required to withhold a portion of capital gain distribution to any U.S. stockholder who fails to certify their non-foreign status.

We must report annually to the IRS and to each non-U.S. stockholder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. stockholder resides under the provisions of an applicable income tax treaty. A non-U.S. stockholder may be subject to backup withholding unless applicable certification requirements are met.

Payment of the proceeds of a sale of our common stock within the United States is subject to both backup withholding and information reporting requirements unless the beneficial owner certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person) or the holder otherwise establishes an exemption. Payment of the proceeds of a sale of our common stock conducted through certain United States related financial intermediaries is subject to information reporting requirements (but not backup withholding) unless the financial intermediary has documentary evidence in its records that the beneficial owner is a non-U.S. stockholder and specified conditions are met or an exemption is otherwise established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such holder’s U.S. federal income tax liability, provided the required information is furnished to the IRS.

State, Local and Foreign Taxes

We and our subsidiaries and stockholders may be subject to state, local and foreign taxation in various jurisdictions, including those in which they or we transact business, own property or reside. We will likely own interests in properties located in a number of jurisdictions, and we may be required to file tax returns and pay taxes in certain of those jurisdictions. The state, local or foreign tax treatment of our company and our stockholders may not conform to the U.S. federal income tax treatment discussed above. Any foreign taxes incurred by us would not pass through to stockholders as a credit against their U.S. federal income tax liability. Prospective stockholders should consult their tax advisor regarding the application and effect of state, local and foreign income and other tax laws on an investment in our common stock.

Other Tax Considerations

Legislative or Other Actions Affecting REITs

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. No assurance can be given as to whether, when, or in what form, the U.S. federal income tax laws applicable to us and our stockholders may be enacted. Changes to the U.S. federal income tax laws and interpretations of U.S. federal tax laws could adversely affect an investment in our common stock.

DISTRIBUTION POLICY

U.S. federal income tax law generally requires that a REIT distribute annually at least 90% of its REIT taxable income, without regard to the deduction for dividends paid and excluding net capital gains, and that it pay tax at regular corporate rates to the extent that it annually distributes less than 100% of its net taxable income. We generally intend over time to pay quarterly dividends in an amount equal to our net taxable income. We plan to pay our first dividend in respect of the period from the consummation of the transactions contemplated by the Framework Agreement through December 31, 2010, which may be prior to the time that we have fully used the funds released to us from our trust account upon consummation of the transactions contemplated by the Framework Agreement.

To the extent that in respect of any calendar year, cash available for distribution is less than our net taxable income, we could be required to sell assets or borrow funds to make cash distributions or make a portion of the required distribution in the form of a taxable stock distribution or distribution of debt securities. We will generally not be required to make distributions with respect to activities conducted through any TRS that we form following the completion of this offering. For more information, see “U.S. Federal Income Tax Considerations—Taxation of the Company Following the REIT Election—Taxation of REITS in General.”

To satisfy the requirements to qualify as a REIT and generally not be subject to U.S. federal income and excise tax, we intend to make regular quarterly distributions of all or substantially all of our net taxable income to holders of our common stock out of assets legally available therefor. Any distributions we make will be at the discretion of our board of directors and will depend upon our earnings and financial condition, any debt covenants, funding or margin requirements under credit facilities or other secured and unsecured borrowing agreements, maintenance of our REIT qualification, applicable provisions of the DGCL and such other factors as our board of directors deems relevant. Our earnings and financial condition will be affected by various factors, including the net operating income received from our real estate portfolio and net interest and other income from our real estate- related debt investments portfolio, our operating expenses and any other expenditures. For more information regarding risk factors that could materially adversely affect our earnings and financial condition, see “Risk Factors.”

We anticipate that our distributions generally will be taxable as ordinary income to our stockholders, although a portion of the distributions may be designated by us as qualified dividend income or capital gain or may constitute a return of capital. In addition, a portion of such distributions may be taxable stock dividends payable in our shares. We will furnish annually to each of our stockholders a statement setting forth distributions paid during the preceding year and their characterization as ordinary income, return of capital, qualified dividend income or capital gain. For more information, see “U.S. Federal Income Tax Considerations—Taxation of Stockholders—Taxation Of Taxable U.S. Stockholders.”

THE SPECIAL DISTRIBUTION

We have operated as a taxable C corporation for U.S. federal tax purposes since our incorporation. As a C corporation, we generate taxable income that is subject to U.S. federal income tax. To the extent our taxable income (with certain adjustments) in any given year is not distributed to our stockholders or otherwise reduced by losses, it becomes accumulated earnings and profits. A REIT is not permitted to retain earnings and profits accumulated during years in which it was taxed as a C corporation. As a result, after consummation of the transactions contemplated by the Framework Agreement, we will make one or more Special Distributions of all of the earnings and profits that accumulated through our taxable year ending December 31, 2009, taking into account any reductions in our earnings and profits attributable to the transactions contemplated by the Framework Agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Our Directors, Executive Officers and their Affiliates Arising out of the Framework Agreement

Under the terms of and subject to the conditions set forth in the Framework Agreement, we will amend certain existing agreements and enter into other transactions with our directors, executive officers and their affiliates, as follows:

•	If the transactions contemplated by the Framework Agreement are consummated, NRDC Capital Management has agreed that its Founders’ Shares will be cancelled.

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If the transactions contemplated by the Framework Agreement are consummated, our independent directors, Messrs. Indiveri, Meyer, Tese and Tysoe and Mrs. Pomerantz, have agreed that all but 25,000 of the Founders’ Shares held by each such independent director will be cancelled.

•

If the transactions contemplated by the Framework Agreement are consummated, NRDC Real Estate Advisors, LLC will enter into the Transitional Shared Facilities and Services Agreement with us under which NRDC Real Estate Advisors, LLC will provide certain services and office space to us on a transitional basis. The Transitional Shared Facilities and Services Agreement is also intended to provide us assistance with corporate operations, legal and compliance functions and governance. We will pay NRDC Real Estate Advisors, LLC a monthly fee of $7,500 pursuant to the Transitional Shared Facilities and Services Agreement. The Transitional Shared Facilities and Services Agreement will have an initial one year term, which will be renewable by us for an additional one-year term. We expect these arrangements with NRDC Real Estate Advisors, LLC will be substantially similar to our current arrangement with NRDC Capital Management and will be approved by our disinterested directors prior to the consummation of the transactions contemplated by the Framework Agreement. We currently pay NRDC Capital Management $7,500 a month in total for office space and general and administrative services. Ultimately our plan is to hire additional personnel to support our management team in its efforts.

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If the transactions contemplated by the Framework Agreement are consummated, the warrants sold to NRDC Capital Management in the Private Placement, like the warrants we issued in our IPO, will be modified as follows: (i) the exercise price of our warrants will be increased to $12.00 per share, (ii) the expiration date of the warrants will be extended from October 17, 2011 to October 23, 2014 and (iii) a holder’s ability to exercise warrants will be limited to ensure that such holder’s Beneficial Ownership or Constructive Ownership, each as defined in our charter, does not exceed the restrictions contained in the charter limiting the ownership of shares of our common stock. In addition, our right to redeem the warrants sold to NRDC Capital Management in the Private Placement if the last sales price of our common stock on the NYSE Amex, or other national securities exchange on which our common stock may be traded, equals or exceeds $14.75 per share for any 20 trading days within a 30-trading-day period ending three business days before we send the notice of redemption will be amended to increase such price to (i) $22.00 per share so long as they are held by NRDC Capital Management or its members, members of its members’ immediate families or their controlled affiliates or (ii) $18.75 per share.

•

In connection with our IPO, NRDC Capital Management had agreed to purchase from us an aggregate of 2,000,000 of the Co-Investment Units at a price of $10.00 per unit for an aggregate purchase price of $20,000,000 in a transaction that will occur immediately prior to the consummation of our initial “Business Combination.” Concurrently with the closing of the transactions contemplated by the Framework Agreement, we will enter into a termination agreement with NRDC Capital Management that will terminate our obligation to issue, and NRDC Capital Management’s obligation to purchase, the Co-Investment Units pursuant to the Co-Investment Agreement.

New Employment Agreements

We are in discussions with Stuart Tanz who has agreed to become our President and Chief Executive Officer and Mr. Tanz would also become a member of the board of directors, if duly elected by the stockholders of the Company. We are also in discussions with John Roche to become our Chief Financial Officer. We anticipate that Richard A. Baker will resign as our Chief Executive Officer and will be elected as Executive Chairman of our board of directors. Accordingly, we currently anticipate that, effective upon completion of the transactions contemplated by the Framework Agreement, the following executives will be employed by us:

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Richard A. Baker. Pursuant to his employment agreement, Mr. Baker will serve as Executive Chairman of our board of directors. Mr. Baker’s employment with us will be “at will.” We anticipate that under the terms of the agreement, Mr. Baker will be entitled to an annual base salary of $375,000, subject to annual review and upward adjustment, and an annual bonus to be determined in the sole discretion of the other members of our board of directors and based on Mr. Baker’s performance and our performance. Mr. Baker will be granted 50,000 shares of restricted stock and 50,000 stock options, each vesting in equal installments on the first three anniversaries of the grant date thereof. Mr. Baker will also be entitled to (i) reimbursement for reasonable business expenses and (ii) an annual travel allowance to be determined annually by the compensation committee in consultation with Mr. Baker. The employment agreement provides that Mr. Baker will agree not to solicit our employees, agents or independent contractors for the period commencing on the date of the agreement and ending one year following the date upon which Mr. Baker ceases to be an employee of the Company and its affiliates. In addition, the employment agreement provides that, if Mr. Baker terminates his employment with us other than for “good reason” (generally defined under the employment agreement to include a (i) material reduction of Mr. Baker’s authority, duties and responsibilities, or the assignment to Mr. Baker of duties materially inconsistent with his position, or (ii) failure to pay amounts when due to Mr. Baker under his employment agreement which is not cured within 30 days after written notice to us), then Mr. Baker agrees not to become a senior executive officer of a U.S. based, publicly-traded, necessity based, retail real estate investment trust during the period ending one year following the date upon which he ceases to be an employee of the Company and its affiliates. In addition, Mr. Baker agrees to first offer any retail property located in the U.S. that he may discover to us prior to taking any interest in such property directly or indirectly for his own account or offering such property to any other person, or entity in which he may have a direct or indirect interest. The employment agreement will also contain customary provisions relating to confidentiality and mutual non-disparagement.

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Stuart Tanz. Pursuant to his employment agreement, Mr. Tanz will become our President and Chief Executive Officer. We expect that he will be elected as a member of the board of directors. The initial term of the employment agreement will end on the three year anniversary of the date of the consummation of the transactions contemplated by the Framework Agreement, with automatic renewal for additional one-year terms unless we give prior written notice of non-renewal at least six months prior to the end of the then current term. Under the terms of the employment agreement, Mr. Tanz will be entitled to an annual base salary of $750,000, subject to annual review and upward adjustment, and an annual bonus between 0% and 200% of his then annual base salary, as determined in the sole discretion of our board of directors and based on Mr. Tanz’s performance and our performance. In addition, Mr. Tanz will be entitled to receive a payment equal to a prorata portion of the amount of his annual salary that would have been payable for the period beginning on September 17, 2009 and ending on the date on which the transactions contemplated by the Framework Agreement are consummated had he been employed by the Company during such period. Mr. Tanz will be granted 100,000 shares of restricted stock and 100,000 stock options, each vesting in equal installments on the first three anniversaries of the grant date thereafter. In the event that the value of the Trust Account following the consummation of the transactions contemplated by the Framework Agreement is less than $410 million, without deduction for any expenses incurred by us in connection with the transactions contemplated by the Framework Agreement but after deducting the following amounts, (i) any amounts paid to stockholders with whom we enter into forward contracts to purchase such stockholders’ IPO Shares, and (ii) any amounts paid to our stockholders who vote against the transactions contemplated by the Framework Agreement and demand that we convert their shares into cash, Mr. Tanz’s annual base salary will be reduced pro-rata according to the amount by which the $410 million threshold is not met; provided, however, that Mr. Tanz’s annual base salary will in no event be reduced below $500,000. To the extent we later raise additional gross capital up to the $400 million threshold, Mr. Tanz’s annual base salary will be increased pro-rata to a maximum of $750,000. Mr. Tanz will also be entitled to participate in all of our employee benefit plans and programs or other welfare benefit programs as made generally available to other senior executives. Mr. Tanz will also be entitled to (i) reimbursement for reasonable business expenses; (ii) automobile allowance of $1,500 per month; and (iii) $20,000 per month living allowance for six months commencing November 1, 2009, grossed-up to cover his income taxes (Federal, state and local) incurred by him on the receipt of the living allowance payments.

The employment agreement provides that if Mr. Tanz’s employment is terminated (i) by us without Cause, (ii) by Mr. Tanz for Good Reason, (iii) upon non-renewal of the employment term by us, (iv) by reason of Mr. Tanz’s death or Disability, or (v) by Mr. Tanz for any or no reason within the 12 month period following a Change in Control, he will be entitled to receive a lump sum payment equal to, (A) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, (B) (x) two times annual salary and (y) two times the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to two times 50% of Mr. Tanz’s then annual salary), and (C) car allowance for one year. In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms.

Mr. Tanz’s employment agreement also provides that, to the extent that any of the payments to be made upon a termination of employment (i) by us without Cause, (ii) by Mr. Tanz for Good Reason, (iii) upon non-renewal of the employment term by us or (iv) by Mr. Tanz for any or no reason within the 12-month period following a Change in Control constitutes an “excess parachute payment” under certain tax laws, rules and regulations, we will pay to Mr. Tanz such additional cash amounts as are necessary to put him in the same after-tax position as he would have been in had such payments not given rise to any applicable excise tax, penalties or interest.

The terms Cause, Good Reason, Disability and Change of Control are to be specifically defined in Mr. Tanz’s employment agreement.

The employment agreement provides that Mr. Tanz will also be entitled to receive reimbursement for reasonable out-of-pocket direct expenses incurred by him in connection with his participation in the transactions contemplated by the Framework Agreement.

The employment agreement provides that Mr. Tanz will agree not to (i) compete with us; (ii) solicit our employees, agents or independent contractors; or (iii) solicit or intentionally interfere with our customer or client relationships for the period commencing on the date of the agreement and ending one year following the date upon which Mr. Tanz ceases to be an employee of the Company and its affiliates. The employment agreement will also contain customary provisions relating to confidentiality and mutual non-disparagement.

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John Roche. Pursuant to his employment agreement, we anticipate that Mr. Roche will become our Chief Financial Officer. The initial term of the employment agreement will end on the three year anniversary of the date of the consummation of the transactions contemplated by the Framework Agreement, with automatic renewal for additional one-year terms unless we give prior written notice of non-renewal at least six months prior to the end of the then current term. Mr. Roche will be entitled to a base salary of $500,000, subject to annual review and upward adjustment, and an annual bonus between 0% and 200% of his then annual base salary, as determined in the sole discretion of our board and based on Mr.

Roche’s performance and our performance. In addition, Mr. Roche will be entitled to receive a payment equal to a pro rata portion of the amount of his annual salary that would have been payable for the period beginning on September 17, 2009 and ending on the date on which the transactions contemplated by the Framework Agreement are consummated had he been employed by the Company during such period. Mr. Roche will be granted 50,000 shares of restricted stock and 50,000 stock options, each vesting in equal installment on the first three anniversaries of the grant date thereof. In the event that the value of the Trust Account following the consummation of the transactions contemplated by the Framework Agreement is less than $410 million, without deduction for any expenses incurred by us in connection with the transactions contemplated by the Framework Agreement but after deducting the following amounts, (i) any amounts paid to stockholders with whom we enter into forward contracts to purchase such stockholders’ IPO Shares, and (ii) any amounts paid to our stockholders who vote against the transactions contemplated by the Framework Agreement and demand that we convert their shares into cash, Mr. Roche’s annual base salary will be reduced pro-rata according to the amount by which the $410 million threshold is not met; provided, however, that Mr. Roche’s annual base salary will in no event be reduced below $350,000. To the extent we later raise additional gross capital up to the $400 million initial threshold, Mr. Roche’s annual base salary will be increased pro-rata up to a maximum of $500,000. Mr. Roche will also be entitled to participate in all of our employee benefit plans and programs on substantially the same terms and conditions as other senior executives. Mr. Roche will also be entitled to (i) reimbursement for reasonable business expenses; and (ii) an automobile allowance of $1,500 per month.

The employment agreement provides that if Mr. Roche’s employment is terminated by reason of his death or Disability, he will be entitled to receive a lump sum payment equal to, (i) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, (ii) (x) his annual salary and (y) an amount equal to the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to one times 50% of Mr. Roche’s then annual salary), and (iii) car allowance for one year. In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms.

Additionally, the employment agreement provides that if Mr. Roche’s employment is terminated (i) by us without Cause, (ii) by Mr. Roche for Good Reason, (iii) upon non-renewal of the employment term by us, or (iv) by Mr. Roche for any or no reason within the 12 month period following a Change in Control, a lump sum payment equal to, (i) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, (ii) (x) two times annual salary and (y) two times the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to two times 50% of Mr. Roche’s then annual salary), and (iii) car allowance for one year. In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms.

The terms Cause, Good Reason, Disability and Change of Control are to be specifically defined in Mr. Roche’s employment agreement.

The employment agreement provides that Mr. Roche will agree not to, for the period commencing on the date of the agreement and ending (i) six months following the date upon which Mr. Roche ceases to be an employee of the Company and its affiliates, compete with us, or (ii) one year following the date upon which Mr. Roche ceases to be an employee of the Company and its affiliates, (A) solicit our employees, agents or independent contractors, or (B) solicit or intentionally interfere with our customer or client relationships. The employment agreement will also contain customary provisions relating to confidentiality and mutual non-disparagement.

We also entered into a letter agreement with Mr. Roche under which we agreed to (i) indemnify Mr. Roche against any and all losses, expenses, damages, liabilities, investigations, claims or proceedings for a breach or alleged breach of certain non-competition restrictions set forth in the agreements with Mr. Roche’s prior employer, and (ii) reimburse Mr. Roche for reasonable out-of-pocket direct expenses incurred in connection with his participation in the transactions contemplated by the Framework Agreement.

Other Potential Conflicts of Interest following the Consummation of the Transactions Contemplated by the Framework Agreement

Upon completion of the transactions contemplated by the Framework Agreement, our officers and directors will face the following potential conflicts of interest:

•

Except as provided in descriptions of the employment agreements above, none of our executive officers or directors is required to commit his full time to our affairs and, accordingly, they may have conflicts of interest in allocating management time among various business activities. Except as provided in the descriptions of the employment agreements above, each of our executive officers and directors is engaged in several other business endeavors and they are not obligated to contribute any specific number of hours per week to our affairs.

•

In the course of their other business activities, our executive officers and directors may become aware of investment and business opportunities that may be appropriate for presentation to us as well as the other entities with which they are affiliated. They may have conflicts of interest in determining to which entity a particular business opportunity should be presented. Please see the discussion below for a complete description of our executive officers’ and directors’ other affiliations.

We and they have determined to deal with these potential conflicts as discussed below.

•

We will not acquire properties or other assets from, sell properties or other assets to, provide financing to or obtain financing from entities that are affiliated with our executive officers, directors or existing stockholders, unless any such transaction is approved by a majority of our directors who are disinterested in such transaction.

•

Our executive officers, directors and existing stockholders have entered into a lock-up agreement with the underwriters. Under the terms of this agreement, our executive officers, directors and existing stockholders have agreed not to enter into any agreement to sell or transfer any of their common stock held until one year after the consummation of our “Business Combination,” which will extend to the transactions contemplated by the Framework Agreement if they are consummated, subject to certain exceptions.

In general, executive officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation’s line of business; and

•	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

As a result of multiple business affiliations, our executive officers and directors may have similar legal obligations relating to presenting opportunities to acquire one or more properties, portfolios or real estate-related debt investments meeting the above-listed criteria to other entities. In addition, conflicts of interest may arise when our board of directors evaluates a particular opportunity with respect to the above-listed criteria. Subject to the limitations described in the employment agreements applicable to Messrs. Tanz, Roche and Richard Baker discussed herein, our executive officers and directors may present such opportunities to the other entities to which they owe a pre-existing fiduciary duty before presenting such opportunities to us.

We will enter into a Corporate Opportunity Agreement with Mr. Mack pursuant to which we will renounce any right, interest or expectancy with respect to any investment or activity undertaken by Mr. Mack, and Mr. Mack will not be obligated to communicate, offer or present any potential transaction, matter or opportunity to us, except, in each case, if the applicable transaction, matter or opportunity is offered to Mr. Mack solely and expressly by virtue of Mr. Mack being a member of our board of directors. In addition, we will enter into a Corporate Opportunity Agreement with Mr. Robert C. Baker pursuant to which we will renounce any right, interest or expectancy with respect to any investment or activity undertaken by Mr. Robert C. Baker, and Mr. Robert C. Baker will not be obligated to communicate, offer or present any potential transaction, matter or opportunity to us, except, in each case, if the applicable transaction, matter or opportunity is offered to Mr. Robert C. Baker solely and expressly by virtue of Mr. Robert C. Baker being a member of our board of directors.

Our executive officers and directors owe pre-existing fiduciary obligations to the following companies and entities, some of which may present conflicts with our business as a REIT following the closing of the transactions contemplated by the Framework Agreement:

Mr. Mack is affiliated with, and owes pre-existing fiduciary duties to:

•	the Mack Organization, a national owner of industrial buildings and other income-producing real estate investments, as a Senior Partner,

•	Mack-Cali Realty, a publicly traded real estate investment trust, as its non-executive chairman, and

•

AREA Property Partners as a Senior Partner and, as such, has certain commitments to various AREA funds, including, without limitation, minimum time commitments and obligations to direct certain deal flow to certain AREA real estate opportunity, debt and value-added funds.

Mr. Richard A. Baker is affiliated with, and owes pre-existing fiduciary duties to:

•	Lord & Taylor Holdings LLC, a national upscale specialty department store, as Chairman of its board of directors,

•	Hudson’s Bay Company, Canada’s largest diversified general merchandise retailer holding interests in discount, specialty and department stores, as a director, and

•	National Realty & Development Corp., a real estate development company.

Mr. Neibart is affiliated with, and owes pre-existing fiduciary duties to, AREA Property Partners as a Senior Partner and, as such, has certain commitments to various AREA funds, including, without limitation, minimum time commitments and obligations to direct certain deal flow to certain AREA real estate opportunity, debt and value-added funds.

Mr. Indiveri is affiliated with, and owes pre-existing fiduciary duties to, Amalgamated Bank, a union-owned banking services company, as Chief Financial Officer.

Mr. Meyer is affiliated with, and owes pre-existing fiduciary duties to:

•	Ethan Allen Inc., a national home furnishings company, as a director,

•

Ocean Road Advisors, Inc., an investment management company that directs the investment and related activities of several family offices, as Chairman, Chief Executive Officer and Chief Investment Officer,

•

The Jim Pattison Group, a conglomerate based in Canada that focuses on the automotive, media, packaging, food sales and distribution, magazine distribution, entertainment, export and financial industries, as a director,

•	National Cinemedia LLC, a national cinema advertising company, as a director, and

•	Harman International Industries Inc., a developer, manufacturer and marketer of high-end audio products and electronic systems, as a director.

Mrs. Pomerantz is affiliated with, and owes pre-existing fiduciary duties to:

•	PBS Realty Advisors LLC, a commercial real estate advisory firm, as a Principal, and

•	G-III, a premier designer and manufacturer of quality leather outerwear, dresses, women’s suits and sportswear, as a director.

Mr. Tese is affiliated with, and owes pre-existing fiduciary duties to:

•	Mack-Cali Realty Corporation, as a director,

•	Bowne and Company Inc., a provider of financial, marketing and business communications services, as a director,

•	Cablevision, Inc., a telecommunications, media and entertainment company, as a director,

•	Gabelli Asset Management, an investment services firm, as a director, and

•	Intercontinental Exchange, Inc., an operator of a global, electronic marketplace for trading both futures contracts and other financial products, as a director.

Mr. Tysoe is affiliated with, and owes pre-existing fiduciary duties to:

•	E.W. Scripps Company, a media company with interests in newspaper publishing, broadcast television stations and cable television networks, as a director,

•	Canadian Imperial Bank of Commerce, a banking and business services enterprise, as a director,

•	Pzena Investment Management, Inc., a classic value investment manager, as a director,

•	Taubman Centers, Inc., a publicly traded real estate investment trust, as a director, and

•	Cintas Corporation, a company that provides specialized products and services to businesses of all types primarily throughout the United States and Canada, as a director.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of September 24, 2009 (“Pre-Closing”), and immediately following the consummation of the transactions contemplated by the Framework Agreement (“Post-Closing”), by:

•	each of our directors and executive officers;

•	each person who will become an executive officer or a director Post-Closing;

•	all of our directors and executive officers as a group; and

•	other persons who beneficially own 5% or more of our outstanding common stock.

Pre-Closing information does not reflect beneficial ownership of our outstanding warrants, as these warrants are not currently exercisable and will not become exercisable until consummation of the transactions contemplated by the Framework Agreement. Post-Closing information assumes that no IPO Shares vote against the Framework Transactions Sub-Proposal 1 and seek conversion.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding us or our securities, we, the Founder Stockholders and our and their respective affiliates may enter into a written plan to purchase our securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities at any time prior to the special meeting of stockholders. The ownership percentages listed below do not include any such shares that may be purchased after September 24, 2009.

Name and Address of Beneficial Owner	Pre-Closing			Post-Closing
	Amount and Nature of Beneficial Ownership		Percent of Class	Amount and Nature of Beneficial Ownership		Percent of Class
Our Directors and Executive Officers
William L. Mack	10,125,000	(1)	19.6%	8,000,000	(2)	16.2%
60 Columbus Circle, 20th Floor New York, NY 10023
Robert C. Baker	10,125,000	(1)	19.6%	8,000,000	(2)	16.2%
3 Manhattanville Road, 2nd Floor Purchase, NY 10577
Richard A. Baker	10,125,000	(1)	19.6%	8,050,000	(3)	16.2%
3 Manhattanville Road, 2nd Floor Purchase, NY 10577
Lee S. Neibart	10,125,000	(1)	19.6%	8,000,000	(2)	16.2%
60 Columbus Circle, 20th Floor New York, NY 10023
Michael J. Indiveri	45,000		*	25,000		*
3 Manhattanville Road, 2nd Floor Purchase, NY 10577
Edward H. Meyer	45,000		*	25,000		*
3 Manhattanville Road, 2nd Floor Purchase, NY 10577
Laura H. Pomerantz	45,000		*	25,000		*
3 Manhattanville Road, 2nd Floor Purchase, NY 10577
Vincent S. Tese	45,000		*	25,000		*
3 Manhattanville Road, 2nd Floor Purchase, NY 10577
Ronald W. Tysoe	45,000		*	25,000		*
3 Manhattanville Road, 2nd Floor Purchase, NY 10577

Name and Address of Beneficial Owner	Pre-Closing			Post-Closing
	Amount and Nature of Beneficial Ownership		Percent of Class	Amount and Nature of Beneficial Ownership		Percent of Class
All Pre-Closing directors and executive officers as a group (9 individuals)	10,350,000	(4)	20.0%	8,175,000	(5)	16.5%
All Post-Closing directors and executive officers as a group (10 individuals)	10,859,765	(6)	21.0%	8,834,765	(7)	17.8%
Persons Who We Anticipate Will Become an Executive Officer or Director Post-Closing
Stuart A. Tanz	509,765		1.0%	609,765	(8)	1.5%
3 Manhattanville Road, 2nd Floor Purchase, NY 10577
John B. Roche	0		0%	50,000	(9)	*
3 Manhattanville Road, 2nd Floor Purchase, NY 10577
5% or more Beneficial Owners
NRDC Capital Management, LLC	10,125,000	(1)	19.6%	8,000,000	(2)	16.1%
3 Manhattanville Road, 2nd Floor Purchase, NY 10577
Glenhill Advisors LLC	2,725,000	(10)	5.3%	2,725,000	(10)	6.6%
598 Madison Avenue, 12th Floor New York, NY 10022
Fir Tree, Inc.	3,150,000	(11)	6.1%	3,150,000	(11)	7.6%
505 Fifth Avenue, 23rd Floor New York, NY 10017
HBK Investments LP	3,160,271	(12)	6.1%	3,160,371	(13)	7.6%
2101 Cedar Springs Road, Suite 700 Dallas, TX 75201
Aldeberan Investments LLC	3,038,541	(14)	5.9%	3,038,541	(14)	7.3%
500 Park Avenue, 5th Floor New York, NY 10022
QVT Financial, LP	4,104,476	(15)	7.9%	4,104,476	(15)	9.9%
1177 Avenue of the Americas, 9th Floor New York, NY 10036
Millenium Management LLC	2,332,617	(16)	4.5%	10,575,917	(17)	21.3%
666 Fifth Avenue New York, NY 10103
Wesley Capital Management, LLC	4,600,000	(18)	8.9%	4,600,000	(18)	11.1%
717 5th Avenue, 14th Floor New York, NY 10022
Weiss Multi-Strategy Advisers LLC	3,100,000	(19)	6.0%	3,100,000	(19)	7.5%
One State Street, 20th Floor Hartford, CT 06103

*	Less than 1%.

(1)

Represents 10,125,000 shares held by NRDC Capital Management, of which William L. Mack, Robert C. Baker, Richard A. Baker and Lee S. Neibart are the sole members. This amount excludes the 8,000,000 shares issuable upon exercise of the private placement warrants held by NRDC Capital Management, none of which are exercisable and may not become exercisable within 60 days.

(2)	Represents 8,000,000 shares issuable upon exercise of the private placement warrants held by NRDC Capital Management, which become exercisable upon consummation of the Framework

Transactions. William L. Mack, Robert C. Baker, Richard A. Baker and Lee S. Neibart are the sole members of NRDC Capital Management.

(3)

Represents 50,000 restricted shares to be issued upon consummation of the Framework Transactions and 8,000,000 shares issuable upon exercise of the private placement warrants held by NRDC Capital Management, which become exercisable upon consummation of the Framework Transactions. William L. Mack, Robert C. Baker, Richard A. Baker and Lee S. Neibart are the sole members of NRDC Capital Management.

(4)

This amount excludes the 8,000,000 shares issuable upon exercise of the private placement warrants held by NRDC Capital Management, none of which are exercisable and may not become exercisable within 60 days.

(5)

Includes 50,000 restricted shares to be issued upon consummation of the Framework Transactions and 8,000,000 shares issuable upon exercise of private placement warrants held by NRDC Capital Management, which become exercisable upon consummation of the Framework Transactions.

(6)

This amount excludes the 8,000,000 shares issuable upon the exercise of private placement warrants held by NRDC Capital Management, none of which are exercisable and may not become exercisable within 60 days.

(7)

Includes 200,000 restricted shares to be issued upon consummation of the Framework Transactions and 8,000,000 shares issuable upon exercise of the private placement warrants held by NRDC Capital Management, which become exercisable upon consummation of the Framework Transactions.

(8)	Includes 100,000 restricted shares to be issued upon consummation of the Framework Transactions.

(9)	Represents 50,000 restricted shares to be issued upon consummation of the Framework Transactions.

(10)

Represents the shares held through Glenhill Capital LP and Glenhill Capital Overseas Master Fund, LP. Glenn J. Krevlin is the managing member and control person of Glenhill Advisors, LLC. Glenhill Advisors, LLC is the managing member of Glenhill Capital Management, LLC. Glenhill Capital Management, LLC is the general partner and investment advisor of Glenhill Capital LP, and sole shareholder of Glenhill Capital Overseas GP, Ltd. Glenhill Capital Overseas GP, Ltd. is general partner of Glenhill Capital Overseas Master Fund, LP. The foregoing information was derived from a Schedule 13G/A filed with the SEC on April 13, 2009.

(11)

Represents 2,400,000 shares held by Fir Tree SPAC Holdings 1, LLC and 750,000 shares held by Fir Tree SPAC Holdings 2, LLC. Fir Tree SPAC Master Fund, LP, a Cayman Islands exempted limited partnership, is the sole member of Fir Tree SPAC Holdings 1, LLC and Fir Tree SPAC Holdings 2, LLC and Fir Tree, Inc. is the investment manager of both Fir Tree SPAC Holdings I, LLC and Fir Tree SPAC Holdings 2, LLC. The foregoing information was derived from a Schedule 13G filed with the SEC on December 22, 2008.

(12)

Represents 3,160,271 shares over which HBK Investments L.P., HBK Services LLC, HBK New York LLC, HBK Partners II L.P., and HBK Management LLC each have shared voting and dispositive power, and of which HBK Master Fund L.P. and HBK Special Opportunity Fund I L.P. have shared voting and dispositive power with respect to 2,957,571 and 202,700 shares, respectively. This amount excludes 100 shares issuable upon the exercise of warrants that are not currently exercisable and will not become exercisable within 60 days. HBK Investments L.P. has delegated discretion to vote and dispose of the Securities to HBK Services LLC (“HBK Services”). Services may, from time to time, delegate discretion to vote and dispose of certain of the Securities to HBK New York LLC, HBK Virginia LLC, and/or HBK Europe Management LLP (collectively, the “HBK Sub- advisors”). Each of HBK Services and the HBK Sub-advisors is under common control with HBK Investments L.P. The foregoing information was derived from a Schedule 13G/A filed with the SEC on February 2, 2009.

(13)

Represents (a) 3,160,271 shares over which HBK Investments L.P., HBK Services LLC, HBK New York LLC, HBK Partners II L.P., and HBK Management LLC each have shared voting and dispositive power, and of which HBK Master Fund L.P. and HBK Special Opportunity Fund I L.P. have shared voting and dispositive power with respect to 2,957,571 and 202,700 shares, respectively, and (b) 100 shares issuable upon the exercise of warrants that will become exercisable upon consummation of the Framework Transactions. HBK Investments L.P. has delegated discretion to vote and dispose of the Securities to HBK Services. HBK Services may, from time to time, delegate discretion to vote and dispose of certain of the Securities to the HBK Sub-advisors. Each of Services and the HBK Sub-advisors is under common control with HBK Investments L.P. The business address for each entity is 2102 Cedar Springs Road, Suite 700, Dallas, Texas 75201. The foregoing information was derived from a Schedule 13G/A filed with the SEC on February 2, 2009.

(14)

Represents 3,038,541 shares held by Aldebaran Investments LLC. Includes shares held in a separate account of which Aldebaran Investments LLC is the investment manager. The foregoing information was derived from a Schedule 13G filed with the SEC on February 17, 2009.

(15)

Represents 3,381,966 shares held by QVT Fund LP (the “QVT Fund”), 365,738 shares held by Quintessence Fund L.P. (“Quintessence Fund”) and 356,772 shares held in a separate discretionary account managed for a third party. This amount excludes shares issuable upon the exercise of warrants. QVT Financial LP has voting and dispositive power with respect to all such shares. QVT Financial GP LLC is the general partner of QVT Financial LP, and QVT Associates GP LLC is the general partner of the QVT Fund and Quintessence Fund. The foregoing information was derived from a Schedule 13G/A filed with the SEC on February 3, 2009.

(16)

Represents 1,332,617 shares held by Integrated Core Strategies (US) LLC (“ICS”) and 1,000,000 shares held by Millenco LLC (“Millenco”). This amount excludes 7,053,300 shares and 1,190,000 shares issuable upon the exercise of warrants held by ICS and Millenco, respectively, that are not currently exercisable and will not become exercisable within 60 days. Millennium Management LLC (“Millennium Management”) is the general partner of the managing member of ICS and the manager of Millenco, and may be deemed to have shared voting control and investment discretion over the shares. Israel A. Englander is the managing member of Millennium Management. As a result, Mr. Englander may be deemed to have shared voting control and investment discretion over the shares. The foregoing information was derived from a Schedule 13G filed with the SEC on April 23, 2008, as amended on January 14, 2009.

(17)

Represents (a) 1,332,617 shares held by ICS, (b) 1,000,000 shares held by Millenco, and (c) 7,053,300 shares and 1,190,000 shares issuable upon the exercise of warrants held by ICS and Millenco, respectively, that will become exercisable upon consummation of the Framework Transactions. Millennium Management is the general partner of the managing member of ICS and the manager of Millenco, and may be deemed to have shared voting control and investment discretion over the shares. Israel A. Englander is the managing member of Millennium Management. As a result, Mr. Englander may be deemed to have shared voting control and investment discretion over the shares. The foregoing information was derived from a Schedule 13G filed with the SEC on April 23, 2008, as amended on January 14, 2009.

(18)

Represents the shares held in the account of four private investment funds and one managed account (collectively, the “Wesley Funds”), of which Wesley Capital Management, LLC (“Wesley Capital Management”) serves as investment manager or advisor. Mr. Arthur Wrubel and Mr. John Khoury are managing members of Wesley Capital Management and may be deemed to have shared voting control and investment discretion over the shares. The foregoing information was derived from a Schedule 13G/A filed with the SEC on September 15, 2009.

(19)

Represents the shares over which Weiss Multi-Strategy Advisers LLC (“Weiss Multi-Strategy”), George A. Weiss, and Frederick E. Doucette III have shared dispositive power. Weiss Multi-Strategy, Mr. Weiss, and Mr. Doucette III have shared voting power over 1,992,841 shares. The foregoing information was derived from a Schedule 13G/A filed with the SEC on September 11, 2009.

STOCKHOLDER PROPOSALS

For a stockholder nomination to our board of directors or other proposal to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to our principal executive offices. To be timely for the 2010 Annual Meeting of Stockholders, a stockholder’s notice must be delivered or mailed and received by us at our principal executive offices, located at 3 Manhattanville Road, Purchase, NY 10577, between May 8, 2010 and June 7, 2010. Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended and intended to be presented at our 2010 Annual Meeting must be received by us not later than March 10, 2010, in order to be considered for inclusion in our proxy materials for that meeting. Our accountants for the 2009 fiscal year are McGladrey & Pullen, LLP (“M&P”). We do not expect that a representative from M&P will be present at the special meetings.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and the services we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of our annual report to stockholders and our proxy statement. Upon written or oral request, we will deliver a separate copy of the annual report and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by calling or writing us at our principal executive offices at 3 Manhattanville Road, Purchase, NY 10577.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by us with the SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on us at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this proxy statement.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED OCTOBER 5, 2009. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

If you would like additional copies of this proxy statement or if you have questions about the transactions contemplated by the Framework Agreement, you should contact via phone or in writing:

NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, NY 10577
Attention: Joseph Roos
Telephone: (914) 272-8066

or

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902
Stockholders call toll free: (800) 607-0088
Banks and brokers call toll free: (800) 662-5200

ANNEX A-1

FRAMEWORK AGREEMENT

by and between

NRDC ACQUISITION CORP.

and

NRDC CAPITAL MANAGEMENT, LLC

Dated as of August 7, 2009

i

EXHIBITS:
EXHIBIT A-1	Form of Initial Charter Amendment.
EXHIBIT A-2	Form Second Charter Amendment.
EXHIBIT A-3	Form of Third Charter Amendment.
EXHIBIT B	Form of Advisor Agreements.
EXHIBIT C	Form of Co-Investment Termination Agreement.
EXHIBIT D	Form of Letter Amendment Agreements.
EXHIBIT E	Form of Private Placement Warrant Purchase Agreement.
EXHIBIT F	Form of Proposed Warrant Amendment Agreement.

ii

FRAMEWORK AGREEMENT

THIS FRAMEWORK AGREEMENT, dated as of August 7, 2009 (this “ Agreement”), is by and between NRDC ACQUISITION CORP., a Delaware corporation (the “ Company”), and NRDC CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “ Sponsor”).

RECITALS

WHEREAS, the Company desires to continue as a corporation that intends to elect to qualify as a real estate investment trust (a “ REIT”) within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended (the “ Code”), commencing with its taxable year ending December 31, 2010;

WHEREAS, in connection with the Company’s continuation as a corporation that will qualify as a REIT, subject to the required stockholder approval described herein, it is contemplated that an amendment to the Company’s second amended and restated certificate of incorporation substantially in the form attached here to as Exhibit A-1 (the “ Initial Charter Amendment”), an amendment to the Company’s second amended and restated certificate of incorporation substantially in the form attached here to as Exhibit A-2 (the “ Second Charter Amendment”) and an amendment to the Company’s second amended and restated certificate of incorporation substantially in the form attached hereto as Exhibit A-3 (the “ Third Charter Amendment” and, together with the Initial Charter Amendment and the Second Charter Amendment, the “ Proposed Charter Amendments”) will be adopted, filed and become effective in accordance with applicable Law (as defined herein);

WHEREAS, in connection with the Company’s continuation as a corporation that will qualify as a REIT, the Company will enter into agreements with the underwriters for its IPO (as defined below) substantially in the forms attached here to as Exhibit B (the “ Advisor Agreements”);

WHEREAS, in connection with the Company’s continuation as a corporation that will qualify as a REIT, the Company and the Sponsor will enter into a termination agreement with the Sponsor to terminate the Co-Investment Agreement, originally dated October 9, 2007, substantially in the form attached hereto as Exhibit C (the “ Co-Investment Termination Agreement”);

WHEREAS, in connection with the Company’s continuation as a corporation that will qualify as a REIT, the Company will enter into amendments to each of the letter agreements, originally dated October 17, 2007 between the Company, Banc of America Securities LLC and each of the officers, directors and stockholders of the Company set forth on Schedule A hereto (each a “ Founder Stockholder” and collectively the “ Founder Stockholders”), respectively, with the respective parties thereto substantially in the form attached hereto as Exhibit D (the “ Letter Amendment Agreements”) pursuant to which, among other things, each Founder Stockholder agrees to surrender certain of its Shares;

WHEREAS, in connection with the Company’s continuation as a corporation that will qualify as a REIT, the Company and NRDC Real Estate Advisors, LLC will enter into a Transitional Shared Facilities and Services Agreement pursuant to which NRDC Real Estate Advisors, LLC will provide the Company with, among other things, information technology, office space, personnel and real estate teams for a transitional period (the “ Shared Facilities Agreement”);

WHEREAS, in connection with the Company’s continuation as a corporation that will qualify as a REIT, the Company has adopted a 2009 Equity Incentive Plan (the “ Equity Incentive Plan”), subject to stockholder approval;

WHEREAS, in connection with the Company’s continuation as a corporation that will qualify as a REIT, the Company and the Sponsor will enter into an amendment to the Placement Warrant Purchase Agreement, originally dated October 2, 2007, substantially in the form attached hereto as Exhibit E (the “ Private Placement Warrant Purchase Agreement Amendment”);

WHEREAS, in connection with the Company’s continuation as a corporation that will qualify as a REIT, subject to the required warrantholder approval described herein, the Company will enter into an amendment to warrant agreement with Continental Stock Transfer & Trust Company substantially in the form attached hereto as Exhibit F (the “ Proposed Warrant Amendment

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Agreement” and, together with this Agreement, the Proposed Charter Amendments, the Advisor Agreements, the Co-Investment Termination Agreement, the Shared Facilities Agreement, the Letter Amendment Agreements, the Equity Incentive Plan and the Private Placement Warrant Purchase Agreement Amendment, the “ Transaction Documents”); and

WHEREAS, the board of directors of the Company has, with one director absent, unanimously (i) determined that the Transactions are fair to and in the best interests of the Company and the Company’s stockholders, (ii) approved this Agreement, the Proposed Charter Amendments and the other Transaction Documents and the Transactions, (iii) declared advisable the Proposed Charter Amendments, and (iv) resolved to submit each of the Proposed Charter Amendments, the Shared Facilities Agreement, the Proposed Warrant Amendment Agreement and the Business Combination to a vote of the Company’s stockholders and, subject to the terms hereof, to recommend approval by the stockholders of the Proposed Charter Amendments and recommend the Proposed Warrant Amendment Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1.   Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings set forth below:

“ Advisor Agreements” has the meaning set forth in the Recitals.

“ Affiliates” shall mean any Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise.

“ Agreement” has the meaning set forth in the Preamble.

“ Ancillary Agreements” means the Proposed Warrant Amendment Agreement, the Advisor Agreements, the Co-Investment Termination Agreement, the Shared Facilities Agreement, the Private Placement Warrant Purchase Agreement and the Letter Amendment Agreements.

“ Balance Sheet” has the meaning set forth in Section 3.6.

“ Business Combination” shall mean the Business Combination (as defined in Article Sixth of the Company’s second amended and restated certificate of incorporation, after giving effect to the Initial Charter Amendment) by the Company, to be effected by the consummation of the transactions contemplated by this Agreement.

“ Business Day” means a day on which the banks are opened for business (Saturdays, Sundays, statutory and civic holidays excluded) in New York, New York, United States.

“ Closing” has the meaning set forth in Section 2.1.

“ Closing Date” has the meaning set forth in Section 2.1.

“ Co-Investment Termination Agreement” has the meaning set forth in the Recitals.

“ Code” has the meaning set forth in the Recitals.

“ Company” has the meaning set forth in the Preamble.

“ Company Contracts” means: (a) any “material contract” as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC; (b) all Contracts to which the Company is a party or by which any of the Company’s assets may be bound, subjected or affected, which either (i) creates or imposes a liability greater than $100,000 and (ii) may not be cancelled by the Company on 30 days’ or less prior notice; (c) all Contracts concerning a partnership, joint venture, joint development or other cooperation arrangement; (d) all material Contracts with any Governmental Authority; (e) all material Contracts relating to or evidencing Indebtedness of the Company (or the creation, incurrence, assumption, securing or guarantee thereof); (f) all material Contracts for the purchase of

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any business, corporation, partnership, joint venture, association or other business organization or any division, material assets, material operating unit or material product line thereof; (g) all material Contracts relating to employment, change of control, retention, severance or material consulting or advising arrangements; (h) all Contracts relating to securities of the Company; and (i) all Contracts which are otherwise material to the Company taken as a whole (other than the Transaction Documents and other contracts contemplated by this Agreement) which are not described in any of the categories specified above.

“ Company Disclosure Schedule” has the meaning set forth in Article III.

“ Company Recommendation” means the recommendation of the Company’s board of directors to the Company Stockholders to grant the Company Stockholder Approval, the Third Charter Amendment Approval, the Company Warrantholder and the Equity Incentive Plan Approval.

“ Company Stockholder Approval” means (i) the affirmative vote of a majority of the outstanding Shares entitled to vote thereon at the Company Stockholders Meeting in person or by proxy to approve the Initial Charter Amendment, (ii) the affirmative vote of a majority of the outstanding IPO Shares voted at the Company Stockholders Meeting in Person or by proxy to approve the Business Combination and (iii) the Second Charter Amendment Approval.

“ Company Stockholders” means holders of Shares.

“ Company Stockholders Meeting” has the meaning set forth in Section 5.3.

“ Company Warrantholder Approval” means the approval by proxy or written consent of a majority of the Company Warrantholders to the Proposed Warrant Amendment Agreement.

“ Company Warrantholders” means holders of Warrants.

“ Company Warrantholders Meeting” has the meaning set forth in Section 5.3.

“ Confidentiality Agreement” has the meaning set forth in Section 5.9.

“ Contract” has the meaning set forth in Section 3.4(b).

“ Conversion Consideration” has the meaning set forth in Section 2.5.

“ Conversion Price” has the meaning set forth in Section 2.5.

“ Converting Shares” has the meaning set forth in Section 2.5.

“ Converting Stockholder” has the meaning set forth in Section 2.5.

“ DGCL” means Delaware General Corporation Law.

“ Equity Incentive Plan” has the meaning set forth in the Recitals.

“ Equity Incentive Plan Approval” means the affirmative vote of approval by a majority of votes cast.

“ ERISA” means the Employee Retirement Income Security Act of 1974.

“ ERISA Affiliate” of any Person means any other Person that, together with such Person, would be treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

“ Exchange Act” has the meaning set forth in Section 3.4(a).

“ Expenses” means the out-of-pocket fees and expenses of a party, including related to its advisors, counsel and accountants, incurred by the party or on its behalf in connection with the Transactions, including the out-of-pocket expenses related to the preparation, printing, filing and mailing the Proxy Statement and the solicitation of Company Stockholder Approval.

“ Founder Stockholders” has the meaning set forth in the Recitals.

“ GAAP” means United States generally accepted accounting principles.

“ Government Authority” has the meaning set forth in Section 3.4(a).

“ Initial Charter Amendment” has the meaning set forth in the Recitals.

“ IPO” means the initial public offering of the Company, effected on October 23, 2007.

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“ IPO Shares” means the Shares issued in the IPO (excluding, for the avoidance of doubt, Shares issued to the Founder Stockholders prior to the IPO).

“ Law” means, with respect to any Person, any federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended, unless expressly specified otherwise.

“ Letter Amendment Agreements” has the meaning set forth in the Recitals.

“ Liability” means any and all claims, debts, liabilities, obligations and commitments of whatever nature, whether known or unknown, asserted or unasserted, fixed, absolute or contingent, matured or unmatured, accrued or unaccrued, liquidated or unliquidated or due or to become due, and whenever or however arising (including those arising out of any Contract or tort, whether based on negligence, strict liability or otherwise) and whether or not the same would be required by GAAP to be reflected as a liability in financial statements or disclosed in the notes thereto.

“ Lien” means any lien, charge, pledge, security interest, claim or other encumbrance.

“ Material Adverse Effect” means, with respect to any Person, an event, circumstance, change or effect that has had, or is reasonably likely to have, (a) a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of such Person and its subsidiaries taken as a whole other than any event, circumstance, change or effect resulting from (i) general economic, market or political conditions, (ii) matters generally affecting the industries or market sectors in which such Person operates, (iii) the announcement or expectation of the Transactions, (iv) any of the requirements or limitations imposed on such Person pursuant to this Agreement or the other Transaction Documents, (v) changes in Law, (vi) changes in GAAP, (vii) acts of war or terrorism, (viii) fluctuations in the share price of such Person’s common stock, except, in the case of the foregoing clauses (i), (ii) and (vii) only, to the extent such changes do not have a materially disproportionate impact on such Person and its subsidiaries, taken as a whole, relative to other companies in the industries in which such Person and its subsidiaries conduct their business or (b) a material adverse effect on the ability of such Person to perform its obligations under this Agreement or any of the other Transaction Documents, or that would prevent or materially delay the consummation of the Transactions.

“ NYSE” means the New York Stock Exchange.

“ Permits” has the meaning set forth in Section 3.10.

“ Permitted Liens” means (i) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings (if then appropriate), (ii) mechanics’, carriers’, workers’ and other similar Liens arising or incurred in the ordinary course of business, and (iii) other Liens that individually or in the aggregate with other title defects, do not materially impair the value of the property subject to such Liens or other such title defect or the use of such property in the conduct of the business.

“ Person” means any individual, sole proprietorship, firm, corporation (including any non-profit corporation and public benefit corporation), general or limited partnership, limited liability partnership, joint venture, limited liability company, estate, trust, association, organization, labor union, institution, entity or Governmental Authority, including any successor (by merger or otherwise) of such Person.

“ Private Placement Purchase Agreement Amendment” has the meaning set forth in the Recitals.

“ Proposed Charter Amendments” has the meaning set forth in the Recitals.

“ Proposed Warrant Amendment Agreement” has the meaning set forth in the Recitals.

“ Proxy Statement” has the meaning set forth in Section 5.2(a).

“ Public Stockholders” means the holders of the IPO Shares.

“ REIT” has the meaning set forth in the Recitals.

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“ SEC” means the Securities and Exchange Commission.

“ SEC Reports” has the meaning set forth in Section 3.5(a).

“ Second Charter Amendment” has the meaning set forth in the Recitals.

“ Second Charter Amendment Approval” means the affirmative vote of (i) a majority of the outstanding Shares entitled to vote thereon at the Company Stockholders Meeting in person or by proxy to approve the Second Charter Amendment and (ii) a majority of the outstanding IPO Shares entitled to vote thereon at the Company Stockholders Meeting in person or by proxy.

“ Shared Facilities Agreement” has the meaning set forth in the Recitals.

“ Shares” means each issued and outstanding share of common stock, par value $0.0001 per share, of the Company.

“ Sponsor” has the meaning set forth in the Preamble.

“ Tax” means any federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority or any obligation to pay taxes imposed on any entity for which a party to this Agreement is liable as a result of any indemnification provision or other Contractual obligation.

“ Tax Return” means any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

“ Third Charter Amendment” has the meaning set forth in the Recitals.

“ Third Charter Amendment Approval” means the affirmative vote of a majority of the outstanding Shares entitled to vote thereon at the Company Stockholders Meeting in person or by proxy to approve the Third Charter Amendment.

“ Transaction Documents” has the meaning set forth in the Recitals.

“ Transactions” means the transactions contemplated by the Transaction Documents.

“ Trust Account” means the trust account established by the Company in connection with the consummation of the IPO and into which the Company deposited a designated portion of the net proceeds from the IPO.

“ Warrant” has the meaning set forth in Section 3.2.

Section 1.2.   Interpretation.

(a) When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated.

(b) The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) The parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(d) The words “include”, “includes” or “including” shall be deemed to be followed by the words “without limitation.”

(e) The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

(f) All terms defined in this Agreement have their defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein.

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(g) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

(h) If any action is to be taken by any party hereto pursuant to this Agreement on a day that is not a Business Day, such action shall be taken on the next Business Day following such day.

(i) References to a Person are also to its permitted successors and assigns.

(j) The use of “or” is not intended to be exclusive unless expressly indicated otherwise.

(k) “Reasonable best efforts” or similar terms shall not require the waiver of any rights under this Agreement.

(l) A “subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

(m) The term “ordinary course of business” (or similar terms) shall be deemed to be followed by the words “consistent with past practice.”

ARTICLE II
CLOSING; CONVERTING SHARES

Section 2.1.   Closing. The closing (the “ Closing”) shall be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, at 10:00 a.m. local time, as soon as practicable following the satisfaction or waiver of all conditions set forth in Article VI (other than conditions that, by their nature, are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) or at such other time or place as the Company and the Sponsor mutually agree. The date of the Closing is referred to as the “ Closing Date.”

Section 2.2.   Closing Deliveries by the Company. At the Closing, the Company will deliver or cause to be delivered to the Sponsor:

(a) Duly executed copies of the Advisor Agreements;

(b) Duly executed counterparts of the Letter Amendment Agreements;

(c) A duly executed counterpart of the Co-Investment Termination Agreement;

(d) A duly executed counterpart of the Private Placement Warrant Purchase Agreement Amendment;

(e) A duly executed counterpart of the Shared Facilities Agreement; and

(f) A duly executed copy of the Proposed Warrant Amendment Agreement.

Section 2.3.   Closing Deliveries by the Sponsor. At the Closing, the Sponsor will deliver or cause to be delivered to the Company:

(a) A duly executed counterpart of the Co-Investment Termination Agreement;

(b) A duly executed counterpart of the Shared Facilities Agreement;

(c) A duly executed counterpart of the Letter Amendment Agreement to which the Sponsor is a party; and

(d) A duly executed counterpart of the Private Placement Warrant Purchase Agreement Amendment.

Section 2.4.   Filing of the Proposed Charter Amendments.

(a) Immediately prior to the Closing, the Company shall file the Initial Charter Amendment and the Second Charter Amendment with the Secretary of State of Delaware such that each of the Initial Charter Amendment and the Second Charter Amendment shall be in full force and effect on the Closing.

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(b) On the Closing Date the Company shall file the Third Charter Amendment with the Secretary of State of Delaware such that the Third Charter Amendment shall be in full force and effect on the Closing.

Section 2.5.   Converting Shares. Each holder of IPO Shares who at the Company Stockholder Meeting votes against the Business Combination (each, a “ Converting Stockholder”) may, contemporaneously with (or prior to) such vote, demand that the Company convert its IPO Shares (the “ Converting Shares”) into cash. To perfect such conversion, each Converting Stockholder must deliver its certificate to Continental Stock Transfer & Trust Company, as trustee for the Trust Account, physically or electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System at any time up to one Business Day prior to the Company Stockholders Meeting. If so demanded and properly perfected, the Company shall, promptly after the Closing, convert such Converting Shares into cash at a per share conversion price (the “ Conversion Price”), calculated as of two Business Days prior to the Closing, equal to the quotient determined by dividing (A) the amount then held in the Trust Account (net of certain of the disbursements set forth in Section 5.11(a)), by (B) the total number of IPO Shares then outstanding (the “ Conversion Consideration”). The Converting Shares shall thereafter be cancelled.

Section 2.6.   No Further Ownership Rights in Shares. All Conversion Consideration delivered upon the surrender of certificates in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares theretofore represented by such certificates. Until surrendered as contemplated by this Section 2.6, each certificate shall be deemed at any time after the Closing to represent only the right to receive upon surrender the Conversion Consideration. No interest will be paid or will accrue on the cash or any other amounts payable upon the surrender of any certificate.

Section 2.7.   Cancellation of Founder Stockholder Shares. Upon the Closing the number of Shares that are beneficially owned by a Founder Stockholder and that were acquired by such Founder Stockholder prior to the IPO set forth opposite the Founder’s Stockholders name on Schedule A of the relevant Letter Amendment Agreement, to the extent not already previously cancelled pursuant to the instruction of such Founder Stockholder in accordance with the relevant Letter Amendment Agreement, shall be transferred to the Company and shall be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Sponsor that, except as set forth in the SEC Reports filed with the SEC and publicly available not later than two Business Days prior to the date of this Agreement or in the disclosure schedule delivered by the Company to the Sponsor prior to the execution and delivery of this Agreement (it being agreed that any disclosure set forth on any particular section of the Company Disclosure Schedule shall be deemed disclosed in another section of the Company Disclosure Schedule if the relevance of such disclosure to such other section is reasonably apparent) (the “ Company Disclosure Schedule”):

Section 3.1.   Organization; Qualification.

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own, license, use, lease and operate its assets and properties and to carry on its business as it is now being conducted.

(b) The Company is duly qualified or licensed to do business and in good standing in each jurisdiction in which the assets or property owned, licensed, used, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing has not had and would not reasonably be expected to have a Material Adverse Effect on the Company.

Section 3.2.   Capitalization. The authorized capital stock of the Company consists of 106,000,000 Shares and 5,000 shares of preferred stock. At the close of business on the date of this Agreement, (i) 51,750,000 Shares were issued and outstanding, (ii) no shares of preferred stock were issued and

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outstanding and (iii) 49,400,000 warrants entitling the holder to purchase one Company Share per warrant (each, a “ Warrant”) were issued and outstanding. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and have not been issued in violation of any preemptive or similar rights. Except as set forth above in this Section 3.2, there are no outstanding (x) shares of capital stock or other voting securities of the Company, (y) securities of the Company convertible into or exchangeable for shares of capital stock or other securities of the Company or (z) subscriptions, options, warrants, puts, calls, phantom stock rights, stock appreciation rights, stock-based performance units, agreements, understandings, claims or other commitments or rights of any type granted or entered into by the Company relating to the issuance, sale, repurchase or transfer of any securities of the Company or that give any Person or entity the right to receive any economic benefit or right similar to or derived from the economic benefits and rights of securities of the Company. Except with respect to the right of Converting Stockholders to be paid the Conversion Price, there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any securities of the Company or to vote or to dispose of any shares of the capital stock of the Company.

Section 3.3.   Authority; Approval.

(a) The Company has all requisite power and authority to execute and deliver this Agreement, the Transaction Documents to which it is a party and to perform and consummate the Transactions. The execution, delivery and performance of this Agreement, the Transaction Documents to which it is a party and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company and no corporate or other proceedings on the part of the Company are necessary to authorize this Agreement, the other Transaction Documents to which it is a party or to consummate the Transactions, other than (i) the Company Stockholder Approval, the Company Warrantholder Approval, the Third Charter Amendment Approval and the Equity Incentive Plan Approval and (ii) the filing of the Proposed Charter Amendments with the Secretary of State of Delaware. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Sponsor, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b) The board of directors of the Company, by resolution duly adopted at a meeting duly called and held has (i) determined that this Agreement, the other Transaction Documents to which the Company is party and the Transactions are fair and in the best interest of the Company and the Company Stockholders, (ii) adopted a resolution approving this Agreement, the other Transaction Documents to which the Company is a party, setting forth the Proposed Charter Amendments and declaring the advisability of this Agreement and the other Transaction Documents, including the Proposed Charter Amendments, (iii) directed that the Proposed Charter Amendments, the Proposed Warrant Amendment Agreement, the Business Combination and the Equity Incentive Plan be submitted to the Company Stockholders for consideration at the Company Stockholders Meeting and (iv) resolved to make the Company Recommendation.

Section 3.4.   Consents and Approvals; No Violations.

(a) The execution, delivery and performance by the Company of this Agreement, the other Transaction Documents to which it is a party and the consummation by the Company of the Transactions do not and will not require any filing or registration with, notification to, or authorization, permit, consent or approval of, or other action by or in respect of, any foreign or domestic governmental body, self-regulatory organization, court or arbiter, agency, commission, official or regulatory or other authority (collectively, “ Governmental Authority”) other than (i) the filing of the Proposed Charter Amendments as contemplated by Section 2.4 hereof, (ii) compliance with any applicable requirements of the Securities and Exchange Act of 1934 (together with the rules and regulations thereunder, the “ Exchange Act”) and (iii) compliance with any applicable requirements of the NYSE Amex.

(b) The execution, delivery and performance by the Company of this Agreement, the other Transaction Documents to which it is a party and the consummation by the Company of the Transactions do not and will not (i) result in a violation or breach of, or constitute (with or without

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due notice or lapse of time or both) a default under, or give rise to any right of termination, amendment, cancellation, acceleration or loss of benefits or the creation or acceleration of any right or obligation under or result in the creation of any Lien upon any of the properties or assets of the Company under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, loan, credit agreement, lease, license, permit, concession, franchise, purchase order, sales order contract, agreement or other instrument, understanding or obligation, whether written or oral (a “ Contract”), to which the Company is a party or by which any of its properties or assets may be bound or (ii) violate any judgment, order, writ, preliminary or permanent injunction or decree or any statute, law, ordinance, rule or regulation of any Governmental Authority applicable to the Company or any of its properties or assets, except in the case of clauses (i) or (ii) for violations, breaches or defaults that would not reasonably be expected to have a Material Adverse Effect on the Company. The consummation by the Company of the Transactions do not and will not conflict with or result in any breach of any provision of the Company’s second amended and restated certificate of incorporation, as amended by the Proposed Charter Amendments.

Section 3.5.   SEC Reports; Financial Statements and Sarbanes-Oxley Act.

(a) The Company has timely filed all required registration statements, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since July 26, 2007 (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “ SEC Reports”). None of the SEC Reports, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) included in the SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position of the Company as of the respective dates thereof and the results of their operations and cash flows for the respective periods then ended.

(b) The Company has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. To the Company’s knowledge, such disclosure controls and procedures are effective in timely alerting the Company’s principal executive officer and principal financial officer to material information required to be included in the Company’s periodic reports required under the Exchange Act.

(c) The Company has established and maintained a system of internal controls. To the Company’s knowledge, such internal controls are sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with GAAP.

(d) There are no outstanding loans or other extensions of credit made by the Company to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company. The Company has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

Section 3.6.   Absence of Undisclosed Liabilities. The Company has no Liabilities of any kind or character except for Liabilities (i) in the amounts set forth or reserved on the June 30, 2009 Company balance sheet or the notes thereto, as included in the Form 10-Q the Company filed with the SEC on August 5, 2009 (the “ Balance Sheet”), (ii) arising after December 31, 2008 in the ordinary course of business, (iii) incurred in connection with the Transactions or (iv) which are not, individually or in the aggregate, material.

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Section 3.7.   Absence of Certain Changes or Events.

(a) Since June 30, 2009, the Company has conducted its business only in the ordinary course in all material respects and there has not been a Material Adverse Effect on the Company.

(b) Since June 30, 2009, the Company has not taken any action which, if taken after the date hereof and prior to the Closing without the prior written consent of the Sponsor, would violate Section 5.1 hereof.

Section 3.8.   Contracts. Each Company Contract is valid, binding and enforceable against the Company and, to the knowledge of the Company, against each other party thereto in accordance with its terms, and is in full force and effect. The Company has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, any Company Contract, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default thereunder. To the knowledge of the Company, no other party to any Company Contract is in material default in respect thereof, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, except in each case as would not reasonably be expected to have a Material Adverse Effect on the Company.

Section 3.9.   Litigation. There are no material suits, claims, actions, proceedings or investigations pending or, to the knowledge of the Company, threatened, before any Governmental Authority of any nature, brought by or against any of the Company or, to the knowledge of the Company, any of its respective officers or directors involving or relating to the Company or the assets, properties or rights of the Company or the Transactions. There is no material judgment, decree, injunction, rule or order of any Governmental Authority of any nature outstanding or, to the knowledge of the Company, threatened against the Company.

Section 3.10.   Permits; Compliance with Applicable Law. The Company holds all permits, licenses, authorizations, certificates, variances, exemptions, orders and approvals of all Governmental Authorities necessary for the lawful conduct of its business as presently conducted and to own its assets and properties (the “ Permits”), except for failures to hold such Permits that would not reasonably be expected to have a Material Adverse Effect on the Company. The Company is in compliance with the terms of each Permit, except where the failure so to comply would not reasonably be expected to have a Material Adverse Effect on the Company. The businesses of the Company has not been and is not being conducted in violation of any Law except for violations that would not reasonably be expected to have a Material Adverse Effect on the Company. No investigation or review by any Governmental Authority with respect to the Company is pending or, to the best knowledge of the Company, threatened, nor has any Governmental Authority indicated an intention to conduct any such investigation or review, other than, in each case, where the outcome would not reasonably be expected to have a Material Adverse Effect on the Company.

Section 3.11.   Tax Matters.

(a) All U.S. federal and state income Tax Returns and all other material Tax Returns required to be filed with any taxing authority by, or with respect to the Company have been filed in accordance with all applicable law, and such Tax Returns are true, correct and complete in all material respects. The Company has timely paid all Taxes shown as due and payable on such Tax Returns or that are otherwise due. The Company has made provision for all material Taxes payable by it for which no Tax Return has yet been filed. The Balance Sheet reflects an adequate reserve for all material Taxes payable by the Company for all taxable periods and portions thereof through the date of such Balance Sheet.

(b) There is no action, suit, proceeding, audit or claim now pending or, to the knowledge of the Company, threatened against or with respect to the Company in respect of any Tax and no taxing authority has given written notice of the commencement of any audit, examination or deficiency action with respect to any such Taxes.

(c) The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party. The Company has not made any payments, is not obligated to

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make any payments and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Section 162(m) or 280G of the Code.

(d) There are no outstanding Contracts or waivers extending the statutory period of limitations applicable to any claim for, or the period for the collection or assessment of, material Taxes of the Company due for any taxable period.

(e) The Company has not received written notice of any claim, and, to the knowledge of the Company, no claim has ever been made, by any taxing authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction.

(f) The Company has not requested, nor is the subject of or bound by, any private letter ruling, technical advise memorandum, closing agreement or similar ruling, memorandum or agreement with any taxing authority with respect to any material Taxes, nor is any such request outstanding.

(g) The Company has not participated in a “listed transaction,” as defined in Treasury Regulation § 1.6011-4(b)(2).

(h) The Company is not and has not been a United States real property holding corporation within the meaning of Code Section 897(c) at any time since its inception.

Section 3.12.   Assets and Properties. The Company has valid title to or a valid leasehold interest in all of its material assets and properties (whether real, personal or mixed, or tangible) (including all assets and properties recorded on the Balance Sheet, other than assets and properties disposed of in the ordinary course of business since June 30, 2009), in each case free and clear of any Liens other than Permitted Liens.

Section 3.13.   Transactions with Affiliates. Except as contemplated by the Transaction Documents, there are no Contracts or transactions between the Company and any of its Affiliates including the Sponsors and any of its employees, officers or directors.

Section 3.14.   Employee Matters.

(a) The Company does not and is not required to, and has not and has never been required to, maintain, sponsor, contribute to, or administer any pension, retirement, savings, money purchase, profit sharing, deferred compensation, medical, vision, dental, hospitalization, prescription drug and other health plan, cafeteria, flexible benefits, short-term and long-term disability, accident and life insurance plan, bonus, stock option, stock purchase, stock appreciation, phantom stock, incentive and special compensation plan or any other employee or fringe benefit plan, program or contract and does not have any liability of any kind with respect to any of the foregoing (under ERISA or otherwise). The Company does not have any contract, plan or commitment, whether or not legally binding, to create any of the foregoing other than as contemplated by this Agreement. Neither the Company nor any of its ERISA Affiliates has, during any time in the six-year period preceding the Closing Date, contributed to, sponsored, maintained or administered any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA that is or was subject to Title IV of ERISA or Section 412 of the Code.

(b) The execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Transactions will not (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of the Company or (ii) result in the acceleration of the time of payment or vesting of any such benefits.

Section 3.15.   Required Votes of the Company’s Stockholders and Warrantholders. Other than the Company Stockholder Approval, the Company Warrantholder Approval, the Equity Incentive Plan Approval and the Third Charter Amendment Approval, no approval of the Company Stockholders or Company Warrantholders is required in connection with the Transactions.

Section 3.16.   Trust Account.

(a) As of July 31, 2009, the Company has $410,125,465, including interest thereon, held in the Trust Account. Amounts in the Trust Account are invested in United States Government securities

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or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended. The Company has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default thereunder. There are no claims or proceedings pending with respect to the Trust Account. Since July 31, 2009, the Company has not released any money from the Trust Account.

(b) As of the Closing, the obligations of the Company to dissolve or liquidate shall terminate, and as of the Closing, the Company shall have no obligation whatsoever to dissolve and liquidate the assets of the Company by reason of the consummation of the Transactions, and following the Closing, no Company Stockholder shall be entitled to receive any amount from the Trust Account except to the extent such Company Stockholder is a Converting Stockholder.

Section 3.17.   Brokers. Other than the fees to be paid to CS Capital Advisors, LLC in connection with the Transactions, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.

Section 3.18.   No Additional Representations. Except for the representations and warranties made by the Company in this Article III or pursuant to the certificate to be delivered pursuant to Section 6.3(c), neither the Company nor any other person makes any representation or warranty with respect to the Company (or its business, operations, assets, liabilities, condition (financial or otherwise) or prospects).

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE SPONSOR

Section 4.1.   Organization; Qualification.

(a) The Sponsor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own, license, use, lease and operate its assets and properties and to carry on its business as it is now being conducted.

(b) The Sponsor is duly qualified or licensed to do business and in good standing in each jurisdiction in which the assets or property owned, licensed, used, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing has not had and would not reasonably be expected to prevent or materially delay the consummation of the Transactions.

Section 4.2.   Authority. The Sponsor has all requisite power and authority to execute and deliver this Agreement, the Transaction Documents to which it is a party and to perform and consummate the Transactions. The execution, delivery and performance of this Agreement, the Transaction Documents to which it is a party and the consummation by the Sponsor of the Transactions have been duly authorized by all necessary corporate action on the part of the Sponsor and no corporate or other proceedings on the part of the Sponsor are necessary to authorize this Agreement, the Transaction Documents to which it is a party or to consummate the Transactions. This Agreement has been duly executed and delivered by the Sponsor and, assuming due execution and delivery by the Company, constitutes a valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms.

Section 4.3.   Consents and Approvals; No Violations.

(a) The execution, delivery and performance by the Sponsor, of this Agreement, the Transaction Documents to which it is a party and the consummation by the Sponsor of the Transactions do not and will not require any filing or registration with, notification to, or authorization, permit, consent or approval of, or other action by or in respect of, any Governmental Authority.

(b) The execution, delivery and performance by the Sponsor, of this Agreement, the Transaction Documents to which it is a party and the consummation by the Sponsor, of the Transactions do not

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and will not (i) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, amendment, cancellation, acceleration or loss of benefits or the creation or acceleration of any right or obligation under or result in the creation of any Lien upon any of the properties or assets of the Sponsor under, any Contract to which the Sponsor is a party or by which any of its properties or assets may be bound or (ii) violate any judgment, order, writ, preliminary or permanent injunction or decree or any statute, law, ordinance, rule or regulation of any Governmental Authority applicable to the Sponsor or any of its properties or assets, except in the case of clauses (i) or (ii) for violations, breaches or defaults that would not reasonably be expected to prevent or materially delay the consummation of the Transactions.

Section 4.4.   Litigation. There are no material suits, claims, actions, proceedings or investigations pending or, to the knowledge of the Sponsor, threatened, before any Governmental Authority of any nature, brought by or against any of the Sponsor or, to the knowledge of the Sponsor, any of its respective officers or directors involving or relating to the Sponsor or the assets, properties or rights of the Sponsor or the Transactions. There is no material judgment, decree, injunction, rule or order of any Governmental Authority of any nature outstanding or, to the knowledge of the Sponsor, threatened against the Sponsor.

Section 4.5.   Brokers. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Sponsor.

Section 4.6.   No Additional Representations. Except for the representations and warranties made by the Sponsor in this Article IV or pursuant to the certificate to be delivered pursuant to Section 6.2(c), neither the Sponsor nor any other Person makes any representation or warranty with respect to the Sponsor.

ARTICLE V
COVENANTS

Section 5.1.   Conduct of the Company. From the date hereof until the earlier to occur of the Closing or the termination of this Agreement pursuant to its terms, except as expressly permitted by this Agreement, consented to in writing by the Sponsor (which consent shall not be unreasonably withheld), or required by applicable Law or the rules and regulations of the NYSE Amex, the Company (i) shall conduct its business in the ordinary course, (ii) shall use commercially reasonable efforts to (x) preserve intact its present business organization and relationships with third parties, (y) maintain in effect all of its Permits and (z) keep available the services of its present directors, officers and employees and (iii) shall not:

(a) except in connection with the Proposed Charter Amendments, and except as set forth in Section 5.16, amend its certificate of incorporation or bylaws (whether by merger, consolidation or otherwise);

(b) except as set forth in Section 5.12, split, combine or reclassify any shares of capital stock or other equity securities of the Company or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of the capital stock or other equity securities of the Company, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any capital stock or other equity securities of the Company;

(c) except in connection with the Proposed Charter Amendments, (x) issue, deliver or sell, or authorize the issuance, delivery or sale of, any capital stock, warrant or other equity securities of the Company, or (y) amend any term of any capital stock or other equity securities of the Company (in each case, whether by merger, consolidation or otherwise);

(d) except as set forth in Section 5.12, acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any material assets, securities, properties, or businesses, other than in the ordinary course of business;

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(e) sell, lease or otherwise transfer, or create or incur any Lien on, any assets, securities, properties, or businesses of the Company, other than in the ordinary course of business;

(f) make any material loans, advances or capital contributions to, or investments in, any other Person;

(g) create, incur, assume, suffer to exist or otherwise be liable with respect to any indebtedness for borrowed money or guarantees thereof;

(h) enter into any hedging arrangements;

(i) enter into or amend any Company Contract or enter into any agreement or arrangement that limits or otherwise restricts in any respect the Company, or any successor thereto, or that could, after the Closing Date, limit or restrict in any respect the Company from engaging or competing in any line of business, in any location or with any Person or, except in the ordinary course of business, otherwise waive, release or assign any material rights, claims or benefits of the Company;

(j) increase compensation, bonus or other benefits payable to any director, officer or employee of the Company;

(k) change the Company’s methods of accounting, except as required by concurrent changes in Law or GAAP;

(l) settle, or offer or propose to settle, any material litigation, investigation, arbitration, proceeding or other claim involving or against the Company, including any litigation, arbitration, proceeding or dispute that relates to the Transactions;

(m) make or change any material Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, materially amend any Tax Returns or file claims for material Tax refunds, enter any material closing agreement, settle any material Tax claim, audit or assessment, or surrender any right to claim a material Tax refund, offset or other reduction in Tax liability, or take any action (or fail to take any action) that could prevent the Company from qualifying as a REIT commencing with its taxable year ending December 31, 2010;

(n) take any action or omit to take any action that is reasonably likely to result in any of the conditions set forth in Article VI not being satisfied; or

(o) agree, resolve or commit to do any of the foregoing.

Section 5.2.   Proxy Statement; Information Supplied.

(a) The Company and the Sponsor shall prepare a proxy statement (the “ Proxy Statement”) in connection with the Company Stockholder Meeting and Company Warrantholder Meeting as promptly as practicable following the date of this Agreement. The Company and the Sponsor shall use their respective reasonable best efforts to respond to any comments made by the SEC as promptly as practicable after such filing, and promptly thereafter the Company shall mail the Proxy Statement to the shareholders and warrantholders of the Company.

(b) The Company and the Sponsor each agrees that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in Proxy Statement and any amendment or supplement thereto will, at the date of mailing to shareholders and at the time of the meeting of shareholders of the Company to be held in connection with the Transactions, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 5.3.   Stockholders and Warrantholders Meeting. The Company will as promptly as practicable following the date of this Agreement and the date on which the Proxy Statement is cleared by the staff of the SEC take, in accordance with applicable Law and its second amended and restated certificate of incorporation and bylaws, all action necessary to convene a meeting of holders of Shares (the “ Company Stockholders Meeting”) and Warrants (the “ Company Warrantholders Meeting”) to obtain the Company Stockholder Approval, the Third Charter

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Amendment Approval, the Equity Incentive Plan Approval and Company Warrantholder Approval. The Company Recommendation shall be included in the Proxy Statement.

Section 5.4.   Filings; Other Actions; Notification.

(a) The Sponsor shall, upon request of the Company, furnish the Company with all information concerning itself, its officers, directors and equity holders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of the Company to any third party and/or any Governmental Authority in connection with the Transactions.

(b) Subject to applicable Law, the Company and the Sponsor each shall (i) keep the other apprised of the status of matters relating to completion of the Transactions, including promptly furnishing the other with copies of notices or other communications received by the Sponsor or the Company, as the case may be, from any third party and/or any Governmental Authority with respect to the Transactions and (ii) provide each other, if reasonable under the circumstances, with an opportunity to review and comment on any written communication (and participate in any meetings) with any such third party and/or any Governmental Authority. The Company and the Sponsor each shall give prompt notice to the other of any change that is reasonably likely to result in a Material Adverse Effect on the Company or the Sponsor or a material delay in any party’s ability to consummate the transactions contemplated hereby, as applicable, or of any failure to the other party’s conditions set out in Article VI.

Section 5.5.   Access to Information. The Company and the Sponsor each shall, upon request by the other, furnish the other with all information concerning themselves, their respective directors, officers, stockholders and partners and such other matters as may be reasonably necessary or advisable in connection with the Transactions, or any other statement, filing, notice or application made by or on behalf of the Company and the Sponsor to any third party and/or any Governmental Authority in connection with the Transactions.

Section 5.6.   Further Assurances. Subject to the terms and conditions hereof, each of the parties hereto shall use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Transactions contemplated hereby, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Transactions contemplated hereby.

Section 5.7.   Commercially Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement and except where a different standard is expressly applicable, each of the parties agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Transactions, including using commercially reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied; (ii) the obtaining of all consents, approvals or waivers from third parties required to consummate the Transactions; (iii) the defending against any lawsuits, actions or proceedings, judicial or administrative, challenging this Agreement or the consummation of the Transactions, and seeking to have any preliminary injunction, temporary restraining order, stay or other legal restraint or prohibition entered or imposed by any court or other Governmental Authority that is not yet final and nonappealable vacated or reversed; and (iv) the execution or delivery of any additional instruments reasonably necessary to consummate the Transactions, and to fully carry out the purposes of this Agreement, including, without limitation, providing certificates as to factual matters in connection with legal opinions.

Section 5.8.   Certain Litigation. The Company shall not voluntarily cooperate with any third party that may hereafter seek to restrain or prohibit or otherwise oppose the Proposed Charter Amendments, the Business Combination, this Agreement or the Transactions and the Sponsor and the Company shall cooperate to resist any such effort to restrain or prohibit or otherwise oppose the Proposed Charter Amendments, the Business Combination, this Agreement or the Transactions.

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Section 5.9.   Confidentiality. Subject to Section 5.10 below, each of the parties hereto agrees that all confidential information exchanged in connection with the Transactions (and not required to be filed with the SEC pursuant to applicable Law) shall be kept confidential.

Section 5.10.   Public Disclosure. From the date of this Agreement until the earlier to occur of the Closing or the termination of this Agreement pursuant to its terms, the parties shall cooperate in good faith to jointly prepare all press releases and public announcements pertaining to this Agreement and the Transactions, and no party shall issue or otherwise make any public announcement or communication pertaining to this Agreement or the Transactions without the prior consent of the Sponsor (in the case of the Company) or the Company (in the case of the Sponsor), except as required by any Laws or by the rules and regulations of, pursuant to any agreement with the NYSE Amex, or to the extent such information was previously disclosed in a public announcement or communication permitted under this Section 5.10. Each party will not unreasonably withhold approval from the others with respect to any press release or public announcement. If any party determines that it is required by any Laws or by the rules and regulations of, or pursuant to any agreement with, the NYSE Amex, to make this Agreement and the terms of the Transactions public or otherwise issue a press release or make public disclosure with respect thereto, it shall, to the extent permitted by Law, at a reasonable time before making any public disclosure, consult with the other party regarding such disclosure and give the other party reasonable time to comment on such release or announcement in advance of such issuance. This provision will not apply to communications by any party to its counsel, accountants and other professional advisors.

Section 5.11.   Trust Account.

(a) Immediately upon the Closing, the Company shall cause the Trust Account to be disbursed to pay (i) Company Stockholders with whom the Company may enter into forward or other contracts to purchase their IPO Shares, (ii) the deferred underwriters’ compensation owed by the Company in connection with the IPO, as adjusted pursuant to the Advisor Agreements, (iii) expenses of the Founder Stockholders incurred on behalf of the Company, and (iv) third parties (e.g., professionals, printers, etc.) who have rendered and/or will render services to the Company in connection with its operations and efforts to effect a business combination or the Transactions, (v) on account of any Tax Liabilities of the Company and (vi) any Expenses incurred by the Sponsor or its Affiliates in connection with the Transactions and the Transaction Documents.

(b) Immediately upon the Closing, the Company shall disburse of the balance of the funds held in the Trust Account as directed by the Company in writing, to pay Converting Stockholders and to be used by the Company for working capital requirements.

(c) Notwithstanding anything in this Agreement to the contrary, the Sponsor acknowledges that it has read the Company’s final prospectus dated October 17, 2007 and understands that the Company has established the Trust Account for the benefit of the Public Stockholders and that the Company may disburse monies from the Trust Account only (a) to the Public Stockholders in the event they elect to convert their shares for the Conversion Price and/or the liquidation of the Company, (b) to the Company after, or concurrently with, the consummation of a business combination, and (c) to the Company in limited amounts for its working capital requirements and tax obligations. The Sponsor further acknowledges that, if the transactions contemplated by this Agreement, or, upon termination of this Agreement, another business combination, are not consummated by October 23, 2009, the Company will be obligated to return to its stockholders the amounts being held in the Trust Account. Accordingly, except (subject to the occurrence of the Closing) as set forth in Section 5.11(a), the Sponsor, for itself and its subsidiaries, affiliated entities, directors, officers, employees, stockholders, representatives, advisors and all other associates and affiliates, hereby waive all rights, title, interest or claim of any kind against the Company to collect from the Trust Account any monies that may be owed to them by the Company for any reason whatsoever, including but not limited to a breach of this Agreement by the Company or any negotiations, agreements or understandings with the Company (whether in the past, present or future), and will not seek recourse against the Trust Account at any time for any reason whatsoever.

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This paragraph will survive this Agreement and will not expire and will not be altered in any way without the express written consent of the Company.

Section 5.12.   Share Purchases. The parties agree and acknowledge that, following the initial filing of the Proxy Statement with the SEC, the Company may seek to purchase, or enter into binding contracts to purchase IPO Shares, either in the open market or in privately negotiated transactions. Any such purchases or contracts would be entered into and effected either (i) pursuant to a 10b(5)-1 plan, (ii) at a time when the Company and the Sponsors and their respective Affiliates are not aware of any material nonpublic information regarding the Company or its securities or (iii) pursuant to agreements between the buyer and seller of such Shares in a form that would not violate the insider trading rules; provided, that any such purchases or contracts entered into by the Company shall require the prior approval of the Sponsor, which consent will not be unreasonably withheld.

Section 5.13.   Ancillary Agreements. The Company shall enforce and perform all of its rights and obligations under the Ancillary Agreements and shall not agree to amend, waive or modify such rights or such agreements without the prior written consent of the Sponsor.

Section 5.14.   REIT Matters.

(a) The Company shall make a timely election to qualify as a REIT in connection with the filing of its Tax Return for its taxable year ending December 31, 2010.

(b) The Company shall make a distribution to its stockholders as required by Section 857(a)(2)(B) of the Code by December 31, 2010.

Section 5.15.   Restrictions. From the date hereof until the earlier of the Closing or the termination of this Agreement pursuant to its terms, except for the transaction contemplated by this Agreement, the Sponsor shall not, and shall cause its Affiliates not to, (i) take any action to form a REIT or engage in any transaction substantially similar in structure or nature thereto, whether or not through the acquisition of a special purpose acquisition company, an offering of securities or otherwise or (ii) enter into any discussions, negotiations or agreement with respect to any transaction contemplated in clause (i). The Sponsor shall use commercially reasonable efforts to cause its officers, directors, employees, representatives and agents not to take any of the actions contemplated by the immediately preceding sentence.

Section 5.16.   Bylaws Amendment. At or prior to the Closing, the Company shall amend its bylaws to ensure that its bylaws are consistent with the provisions of the Proposed Charter Amendments.

Section 5.17.   Shared Facilities Agreement. The Company and NRDC Real Estate Advisors, LLC shall enter into a mutually agreeable Shared Facilities Agreement at or prior to the Closing.

Section 5.18.   Equity Incentive Plan. At or prior to the Closing, the Company shall, subject to the Equity Incentive Plan Approval, ratify the adoption of the Equity Incentive Plan.

ARTICLE VI
CONDITIONS

Section 6.1.   Conditions to Each Party’s Obligation to Closing. The respective obligation of each party to effect the Closing shall be subject to the satisfaction or waiver of the following conditions:

(a) Stockholder Approval. The Company Stockholder Approval shall have been obtained.

(b) Warrantholder Approval. The Company Warrantholder Approval shall have been obtained.

(c) Initial Charter Amendment. The Company shall have received an opinion of Richards, Layton & Finger PA in form and substance reasonably satisfactory to both the Sponsor and the Company, that the Initial Charter Amendment is permissible under the DGCL and the Initial Charter Amendment shall have been filed with the Secretary of State of Delaware and shall be in full force and effect.

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(d) Converting Stockholders. Public Stockholders holding thirty percent or more of the IPO Shares shall not have voted against approval of the Business Combination and elected to convert their IPO Shares.

(e) Legal Action. No statute, rule, ruling, regulation, judgment, decision, order, injunction, writ or decree shall have been enacted, entered, ordered, promulgated, issued or enforced by any court or other Governmental Authority that is in effect and prohibits, enjoins or restricts the consummation of the Transactions.

(f) Trust Account. The Trust Account shall contain no less than $100 million, after taking into account the payment described in Section 5.11(a)(i) and the making of all conversion payments as described in Section 2.5.

(g) Advisors Agreements. The Company and the underwriters in its IPO shall have entered into the Advisors Agreements.

(h) Letter Amendment Agreements. The Company and the relevant Founder Stockholder shall have entered into the Letter Amendment Agreements.

Section 6.2.   Conditions to the Obligations of the Company. The obligations of the Company to effect the Closing shall be subject to the satisfaction or waiver of the following conditions:

(a) Representations Accurate. Each of the representations and warranties made by the Sponsor in this Agreement that is qualified by reference to materiality or Material Adverse Effect shall be true and correct, and each of the other representations and warranties made by the Sponsor shall be true and correct except as would not reasonably be expected to have a Material Adverse Effect, in each case as of the date of this Agreement and at and as of the Closing Date as if made on that date (except in any case that representations and warranties that expressly speak as of a specified date or time need only be true and correct as of such specified date or time).

(b) Performance. The Sponsor shall have performed and complied, in all material respects, with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by it at or before the Closing Date.

(c) Officer’s Certificate. The Sponsor shall have delivered to the Company a certificate, dated the Closing Date and duly executed by the Chief Executive Officer or equivalent of the Sponsor, in form and substance reasonably satisfactory to the Company, to the effect of (a) - (b) of this Section 6.2.

Section 6.3.   Conditions to the Obligations of the Sponsor. The obligations of the Company to effect the Closing shall be subject to the satisfaction or waiver of the following conditions:

(a) Representations Accurate. Each of the representations and warranties made by the Company in this Agreement that is qualified by reference to materiality or Material Adverse Effect shall be true and correct, and each of the other representations and warranties made by the Company shall be true and correct except as would not reasonably be expected to have a Material Adverse Effect, in each case as of the date of this Agreement and at and as of the Closing Date as if made on that date (except in any case that representations and warranties that expressly speak as of a specified date or time need only be true and correct as of such specified date or time).

(b) Performance. The Company shall have performed and complied, in all material respects, with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by it at or before the Closing Date.

(c) Officer’s Certificate. The Company shall have delivered to the Sponsor a certificate, dated the Closing Date and duly executed by the Chief Executive Officer of the Company, in form and substance reasonably satisfactory to the Company, to the effect of (a) - (b) of this Section 6.3.

ARTICLE VII
TERMINATION; AMENDMENT AND EXPENSES

Section 7.1.   Termination. This Agreement may be terminated, and the transactions contemplated by this Agreement may be abandoned, at any time prior to the Closing by:

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(a) mutual written consent of the Company and the Sponsor;

(b) either the Company or the Sponsor if any court of competent jurisdiction or other competent Governmental Authority shall have issued a statute, rule, regulation, order, decree or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting all or any portion of the Transactions and such statute, rule, regulation, order, decree or injunction or other action shall have become final and nonappealable;

(c) The Company or the Sponsor, in the event (i) of a material breach of this Agreement by the non-terminating party if such non-terminating party fails to cure such breach within twenty business days following notification thereof by the terminating party or (ii) the satisfaction of any condition to the terminating party’s obligations under this Agreement becomes impossible if the failure of such condition to be satisfied is not caused by a breach of this Agreement by the terminating party or its Affiliates; or

(d) The Company or the Sponsor if the Closing shall not have occurred on or before October 23, 2009, unless the failure to consummate the Closing is due to the failure to act by the terminating party (or its Affiliates).

Section 7.2.   Effect of Termination. If this Agreement is terminated by either the Company or the Sponsor as provided in Section 7.1, this Agreement shall forthwith become void except as specifically provided herein and except for Section 5.9, Section 5.11, this Section 7.2, Section 7.3 and Article VIII, which will survive termination, and there shall be no liability or obligation on the part of any party hereunder; provided, that nothing contained in this Section 7.2 shall relieve any party from liability arising out of any knowing or willful breach of any of its representations, warranties, covenants or other undertakings set forth in this Agreement, which liability shall survive for the statute of limitations applicable to such claim.

Section 7.3.   Fees and Expenses. Whether or not the transactions contemplated by this Agreement are consummated and except as otherwise provided in this Agreement, each party shall bear its own Expenses in connection with the transactions contemplated by this Agreement.

ARTICLE VIII
MISCELLANEOUS

Section 8.1.   Representations and Warranties Do Not Survive. Other than as described in Section 7.2, none of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing. This Section 8.1 shall not limit any covenant or agreement which by its terms contemplates performance after the Closing.

Section 8.2.   Notices.

(a) All notices and other communications under this Agreement must be in writing and delivered to the applicable party or parties in person or by delivery to the address or facsimile number specified below (or to such other address or facsimile number as the recipient previously shall have specified by notice to the other parties hereunder):

If to the Company:

NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, NY 10577
Attention: Richard A. Baker
Facsimile: (914) 272- 8088

With a copy (which shall not constitute notice) to:

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention: Jay Bernstein and Brian Hoffmann
Facsimile: (212) 878-8375

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If to the Sponsor:

NRDC Capital Management, LLC
c/o NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, NY 10577
Attention: Francis Casale
Facsimile: (914) 272- 8088

With a copy (which shall not constitute notice) to:

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention: Jay Bernstein and Brian Hoffmann
Facsimile: (212) 878-8375

(b) All notices and other communications sent to the applicable address or facsimile number specified above shall be deemed to have been delivered at the earlier of (i) the time of actual receipt by the addressee; (ii) if the notice is sent by facsimile transmission, the time indicated on the transmitting party’s receipt of confirmation of transmission that time is during the addressee’s regular business hours on a business day, and otherwise at 9:00 a.m. on the next business day after such time; and (iii) if the notice is sent by a nationally recognized, reputable overnight courier service, the time shown on the confirmation of delivery provided by that service if that time is during the recipient’s regular business hours on a business day, and otherwise at 9:00 a.m. on the next business day after such time.

Section 8.3.   Entire Agreement. This Agreement and the exhibits, annexes and schedules hereto, together with the other Transaction Documents, constitute the sole and entire agreement among the parties to this Agreement with respect to the subject matter of this Agreement, and supersede all prior and contemporaneous representations, agreements and understandings, written or oral, with respect to the subject matter hereof.

Section 8.4.   Waiver. Subject to applicable law and except as otherwise provided in this Agreement, any party to this Agreement may, at any time prior to the Closing, extend the time for performance of any obligation under this Agreement of any other party or waive compliance with any term or condition of this Agreement by any other party. No such extension or waiver shall be effective unless set forth in a written instrument duly executed by the party granting such extension or waiver. No delay in asserting or exercising a right under this Agreement shall be deemed a waiver of that right.

Section 8.5.   Amendment. Subject to applicable law and except as otherwise provided in this Agreement, this Agreement may be amended, supplemented or modified at any time prior to the Closing. No such amendment, supplement or modification shall be effective unless it is set forth in a written instrument duly executed by each of the parties hereto.

Section 8.6.   No Third-Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

Section 8.7.   Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation under this Agreement may be assigned by any party to this Agreement, by operation of law or otherwise, without the prior written consent of the other parties to this Agreement and any attempt to do so will be void. Subject to the foregoing, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties to this Agreement and their respective successors and assigns.

Section 8.8.   GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD FOR ANY OF THE CONFLICTS OF LAWS PRINCIPLES THEREOF

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THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

Section 8.9.   CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE CHANCERY COURT SITTING IN THE COUNTY OF NEW CASTLE, OR IF SUCH COURT SHALL NOT HAVE PROPER JURISDICTION, OF THE UNITED STATES FEDERAL DISTRICT COURT SITTING IN DELAWARE, AND ANY APPELLATE COURT THEREOF, IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURTS (AND WAIVES AND AGREES NOT TO ASSERT ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN OR JURISDICTION THEREOF); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 8.9 AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR IN THE STATE OF DELAWARE OTHER THAN FOR SUCH PURPOSE. Any and all process may be served in any action, suit or proceeding arising in connection with this Agreement by complying with the provisions of Section 8.2. Such service of process shall have the same effect as if the party being served were a resident in the State of Delaware and had been lawfully served with such process in such jurisdiction. The parties hereby waive all claims of error by reason of such service. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction to enforce judgments or rulings of the aforementioned courts. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.9.

Section 8.10.   Remedies. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to injunctive relief to prevent breaches of this Agreement and to specific performance of the terms hereof, in addition to any other remedy at law or equity to which the parties may be entitled. Except as otherwise provided herein, all remedies available under this Agreement, at law or otherwise, shall be deemed cumulative and not alternative or exclusive of other remedies. The exercise by any party of a particular remedy shall not preclude the exercise of any other remedy.

Section 8.11.   Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and the parties hereto shall cooperate in good faith to formulate and implement such provision.

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Section 8.12.   Counterparts. This Agreement may be executed manually or by facsimile, in any number of counterparts, all of which will constitute one and the same instrument, and will become effective when a counterpart shall have been executed and delivered by each party to the other parties (except that parties that are affiliates need not deliver counterparts to each other in order for this Agreement to be effective).

A-1-22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NRDC ACQUISITION CORP.

By:	/s/ Richard Baker Name: Richard Baker Title: CEO

NRDC CAPITAL MANAGEMENT, LLC

By:	/s/ Richard Baker Name: Richard Baker Title: Manager

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SCHEDULE A
Founder Stockholders

William L. Mack
Robert C. Baker
Richard A. Baker
Lee S. Neibart
Michael J. Indiveri
Edward H. Meyer
Laura H. Pomerantz
Vincent S. Tese
Ronald W. Tysoe
NRDC Capital Management, LLC

A-1-24

EXHIBIT B

Forms of Advisor Agreements

FORM OF ADVISOR AGREEMENT
FOR
BANC OF AMERICA SECURITIES LLC

NRDC ACQUISITION CORP.
3 Manhattanville Road
Purchase, NY 10577

 , 2009

BANC OF AMERICA SECURITIES LLC
One Bryant Park
New York, NY 10036

Dear Sirs:

Reference is made to that certain Underwriting Agreement (the “ Underwriting Agreement”), dated October 17, 2007, between NRDC Acquisition Corp. (the “ Company”) and Banc of America Securities LLC (“ BAS”), as representative of the several underwriters in the Company’s initial public offering (the “ IPO”). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to them in the Underwriting Agreement. In addition, from and after the date of this letter, the term “Company” shall be deemed to include any successor to NRDC Acquisition Corp.

The Company and NRDC Capital Management, LLC (the “ Sponsor”) are discussing entering into a proposed transaction (the “ Transaction”) whereby the Company will, among other things, seek the approval of the Company’s stockholders to amend its certificate of incorporation and elect to become a Delaware real estate investment trust. As a condition to the Sponsor’s willingness to enter into the Transaction, the Sponsor has requested that BAS (in its own capacity and not on behalf of the other Underwriters, unless otherwise indicated below) agree as follows: (1) in lieu of BAS’ share of the deferred underwriting discounts and commissions it is entitled to pursuant to Section 3(v) of the Underwriting Agreement, upon the consummation of the Transaction, BAS will receive a fee (the “Transaction Fee”) equal to the lesser of $4,000,000 and 1.5% multiplied by an amount equal to the difference of (i) the value of the Trust Account on the closing date of the Transaction, less (ii) any amounts paid to the Company’s stockholders with whom the Company enters into forward or other contracts before the close of the Transaction to purchase such stockholders’ shares, less (iii) any amounts paid to stockholders of the Company who vote against the Transaction and demand that the Company convert their shares into cash, (2) BAS will agree to amend and restate the definition of “Business Combination” in the second introductory paragraph of the Underwriting Agreement to mean “(A) an acquisition by the Company, through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination, of one or more operating businesses, or (B) consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009, by and between the Company and NRDC Capital Management, LLC” an executed copy of which has been provided to BAS (the “Framework Agreement”), (3) BAS, as Representative of the Underwriters, hereby consents to amendments to, or waivers of, any of the Insider Letters in connection with the Transaction substantially in the form provided to BAS, (4) BAS, as Representative of the Underwriters, hereby consents to the amendments to be made by the Company to its charter in connection with the Transaction substantially in the form provided to BAS, and (5) BAS, as Representative of the Underwriters, hereby consents to amendments the Company makes to the Trust Agreement in connection with the Transaction substantially in the form provided to BAS. By signing this letter in the space provided below, BAS agrees to such amendments and waivers, subject to and contingent upon the consummation of the Transaction. Such agreement is subject to and contingent upon the consummation of the Transaction. For the purposes of the Trust Agreement, as so amended, the Transaction Fee will be deemed to be the Deferred Discount and the procedures governing the payment of any Deferred Discount under such Trust Agreement, as so amended, will similarly apply to the Transaction Fee.

Additionally, if, following the consummation of the Transaction and prior to the date that is two years after the consummation of the Transaction, the Company considers one or more transactions to issue and sell equity or equity-backed securities (other than exercise of the Company’s existing warrants, as amended in connection with consummation of the Transaction), debt securities, or syndicated bank debt, the Company agrees to offer to engage BAS or, at the option of BAS, one of BAS’ affiliates (which may include Merrill Lynch, Pierce, Fenner & Smith Incorporated) on commercially reasonable terms to act as (a) lead left, book-running underwriter (in the case of any such public offering(s)), as lead left initial purchaser (in the case of any Rule 144A offering(s)) and as lead placement agent (in the case of any private placement(s)), with BAS or its affiliate, in all such circumstances receiving an equal or greater share of the economics relative to any additional underwriters, initial purchasers and/or placement agents as the case may be, but in any event, no less than 50% of the total economics paid to the underwriters, initial purchasers and/or placement agents, as the case may be, with respect to each such public offering, Rule 144A offering or private placement or (b) as lead arranger, syndication agent, book manager and administrative agent (in the case of a syndicated bank financing); provided however, that nothing in this agreement shall be construed as a commitment, express or implied, on the part of BAS or any of its affiliates to underwrite or purchase securities or to provide or arrange for any bank financing or to commit any capital or other funds, nor shall BAS or any of its affiliates be obligated to enter into an underwriting agreement or credit agreement, or any similar commitment to finance or participate or play any role in any such financing transaction. BAS’ and any of its affiliates’ participation in any offering, private placement or syndicated bank financing will be subject to, among other things, (i) satisfactory completion of all documentation for the offering (including a disclosure document and an underwriting or placement agency agreement, in case of any offering or private placement of securities, or loan documentation or in the case of any bank financing); (ii) satisfactory completion of a customary due diligence review; (iii) in BAS’ or any such affiliate’s determination, the absence of any material adverse change in the financial markets or in the financial condition, operations or prospects of the Company (and/or any successor, acquisition vehicle or surviving entity resulting from the Transaction); (iv) receipt of any and all required governmental and other approvals and appropriate legal opinions, including, with respect to any disclosure document, a 10b-5 disclosure statement from counsel acceptable to BAS or any such affiliate; and (v) approval of BAS’ or any such affiliate’s internal commitment committee or credit committee, as applicable.

Very truly yours,

NRDC ACQUISITION CORP.

By:	Name: Richard A. Baker Title: Chief Executive Officer

Accepted and Agreed:

BANC OF AMERICA SECURITIES LLC

By:	Name: Douglas E. Neal Title: Managing Director

FORM OF ADVISOR AGREEMENT
FOR EACH OF
MAXIM GROUP LLC, GUNNALLEN FINANCIAL, INC.,
AND LADENBURG THALMANN

NRDC ACQUISITION CORP.
3 Manhattanville Road
Purchase, NY 10577

 , 2009

[NAME OF UNDERWRITER]
[Address of Underwriter]

Dear Sirs:

Reference is made to that certain Underwriting Agreement (the “ Underwriting Agreement”), dated October 17, 2007, between NRDC Acquisition Corp. (the “ Company”) and Banc of America Securities LLC, as representative of the several underwriters, including [Underwriter] (the “ Underwriter”), in the Company’s initial public offering (the “ IPO”). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to them in the Underwriting Agreement.

The Company and NRDC Capital Management, LLC (the “ Sponsor”) are discussing entering into a proposed transaction (the “ Transaction”) whereby the Company will, among other things, seek the approval of the Company’s stockholders to amend its certificate of incorporation and elect to become a Delaware real estate investment trust. As a condition to the Sponsor’s willingness to enter into the Transaction, the Sponsor has requested that the Underwriter (in its own capacity and not on behalf of the other Underwriters) agree as follows: in lieu of the Underwriter’s share of the deferred underwriting discounts and commissions it is entitled to pursuant to Section 3(v) of the Underwriting Agreement, upon the consummation of the Transaction, the Underwriter will receive a fee (the “ Transaction Fee”) equal to the product of (x) [2.78%]1 /[1.67%]2 /[1.11%]3 multiplied by (y) the lesser of (A) $4,000,000 and (B) 1.5% multiplied by an amount equal to the difference of (1) the value of the Trust Account on the closing date of the Transaction, less (2) any amounts paid to the Company’s stockholders with whom the Company enters into forward or other contracts before the close of the Transaction to purchase such stockholders’ shares, less (3) any amounts paid to stockholders of the Company who vote against the Transaction and demand that the Company convert their shares into cash. Such agreement is subject to and contingent upon the consummation of the Transaction. For the purposes of the Trust Agreement, the Transaction Fee will be deemed to be the Deferred Discount and the procedures governing the payment of any Deferred Discount under such Trust Agreement will similarly apply to the Transaction Fee.

[The remainder of this page is intentionally left blank.]

[1]Insert the bracketed percentage if the undersigned underwriter is Maxim Group LLC.
[2]Insert the bracketed percentage if the undersigned underwriter is Gunnallen Financial, Inc.
[3]Insert the bracketed percentage if the undersigned underwriter is Ladenburg Thalmann & Co. Inc.

Very truly yours,

NRDC ACQUISITION CORP.

By:	Name: Title:

Accepted and Agreed:

[Underwriter]

By:	Name: Title:

EXHIBIT C

Form of Co-Investment Termination Agreement

FORM OF
TERMINATION OF CO-INVESTMENT AGREEMENT

This Termination of Co-Investment Agreement (this “Agreement”), dated as of  , 2009, is made by and between NRDC Acquisition Corp., a Delaware corporation (the “Company”) and NRDC Capital Management, LLC, a Delaware limited liability company (the “Purchaser”).

Reference is made to that certain Co-Investment Agreement (the “Co-Investment Agreement”), dated as of October 9, 2007, made by and between the Company and the Purchaser. Upon executing this Agreement, the parties hereto acknowledge and agree that the Co-Investment Agreement has been terminated in its entirety and shall no longer be in force or effect as of the date hereof and all obligations of the undersigned parties thereunder or relating thereto have been discharged in full and no payment of any fees, expenses or other amounts are or will be payable thereunder.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

This Agreement may be executed and delivered via facsimile in separate counterparts, each of which, when so executed and delivered, shall be deemed an original and all of which taken together shall constitute one and the same agreement.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

(Remainder of Page Intentionally Left Blank)

C-1

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first written above.

NRDC ACQUISITION CORP.,
a Delaware corporation

By:	Name: Title:

NRDC CAPITAL MANAGEMENT, LLC
a Delaware limited liability company

By:	Name: Title:

C-2

EXHIBIT D

Form of Letter Amendment Agreements

FORM OF INSIDER LETTER AMENDMENT

 , 2009

NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, NY 10577

Banc of America Securities LLC
9 West 57th Street
New York, NY 10019

Re: NRDC Acquisition Corp. Conversion

Gentlemen:

This letter (the “ Letter Agreement”) is being delivered to you for the purposes of amending the terms of the Letter Agreement (the “ Insider Letter”) that you entered into in connection with the Underwriting Agreement, dated October 17, 2007 (the “ Underwriting Agreement”), by and between Banc of America Securities LLC, as representative of the several underwriters named in Schedule A thereto, and NRDC Acquisition Corp. (the “ Company”), relating to an underwritten initial public offering (the “ IPO”) of 41,400,000 of the Company’s Units (including the underwriter’s option to purchase 5,400,000 Units), each comprised of one share of the Company’s common stock, par value $0.0001 per share (“ Common Stock”), and one warrant exercisable for one share of Common Stock (a “ Warrant”) and cancelling your Shares (as defined below).

Background

On August 7, 2009, the Company entered into a Framework Agreement (the “ Framework Agreement”) by and between the Company and NRDC Capital Management, LLC (the “ Sponsor”), pursuant to which, upon the terms and subject to the conditions set forth therein, the Company will convert from a special purpose acquisition corporation into a corporation that will be qualified as a real estate investment trust (a “ REIT”) under the Internal Revenue Code of 1986, as amended (the “ Code”). In order to consummate the transactions contemplated by the Framework Agreement, the Company must amend its amended and restated certificate of incorporation, as described in more detail herein, and is seeking the affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon to approve such amendment (the “ Stockholder Approval”).

Amendments to Insider Letter

1. Upon receipt of the Stockholder Approval, Paragraph [7]I/[9]II of the Insider Letter relating to the Company obtaining an opinion from an independent investment banking firm that such transaction is fair to the Company’s stockholders from a financial perspective shall be terminated and be of no force and effect as if it was never originally included in the Insider Letter.

2. Upon receipt of the Stockholder Approval, Paragraph [10]I/[12]II of the Insider Letter relating to recommending or taking any action to amend or waive any provisions of Article Fifth or Sixth of the Company’s Second Amended and Restated Certificate of Incorporation shall be terminated and be of no force and effect as if it was never originally included in the Insider Letter.

3. Upon consummation of the transactions contemplated by the Framework Agreement (the “ Closing”), Paragraph [6]I/[8]II of the Insider Letter shall be amended in its entirety and replaced with the following:

“[6]I/[8]II. Neither the undersigned[, any family member of the undersigned,]III nor any affiliate of the undersigned will be entitled to receive, and no such person will accept (a) any compensation, finder’s fee, reimbursement or cash payment from the Company for services

D-1

rendered to the Company prior to or in connection with the consummation of a Business Combination and (b) any finder’s fee, consulting fee or any other compensation or fees from the Company or any other person or entity in the event the undersigned[, any family member of the undersigned,]III or any affiliate of the undersigned originates a Business Combination; provided, that the undersigned and any affiliate of the undersigned will be entitled to reimbursement from the Company for the undersigned’s reasonable out-of-pocket expenses related to identifying, investigating and consummating a Business Combination.”

4. Upon the Closing, Paragraph [11]IV/[12]V/[14]II of the Insider Letter shall be amended in its entirety and replaced with the following:

“[11]IV/[12]V/[14]II. As used herein, (a) a “Business Combination” shall mean (i) the Company’s initial acquisition of one or more operating businesses, through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination, having an aggregate fair market value of at least 80% of the balance held in the Trust Account (excluding the amount held in the Trust Account representing the deferred underwriting discounts and commissions and taxes payable) at the time of such acquisition or (ii) consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009, by and between the Company and NRDC Capital Management, LLC; (b) “Founders” shall mean NRDC Capital Management, LLC, William L. Mack, Robert C. Baker, Richard A. Baker and Lee Neibart; (c) “Insiders” shall mean the Founders and all other officers, directors and stockholders of the Company immediately prior to the Offering; (d) “Insiders Shares” shall mean all of the shares of Common Stock owned by an Insider prior to the Offering (and shall include any shares of Common Stock issued as dividends with respect to such shares); (e) [“Placement Warrants” means the Warrants the undersigned has agreed to purchase in a private placement concurrently with the Offering; (f)]III “Public Stockholders” shall mean the holders of securities issued in the Offering; [(f)]III/[(g)]V “Second Restated Certificate” shall mean the Company’s Second Amended and Restated Certificate of Incorporation, as the same may be amended from time to time; and [(g)]III/[(h)]V “Trust Account” shall mean the trust account established for the benefit of the Public Stockholders into which a portion of the net proceeds of the Offering will be deposited.”

5. On or prior to the Closing, the undersigned shall cause the Company to instruct its transfer agent to cancel the number of issued and outstanding shares of Common Stock set forth opposite the undersigned’s name on Attachment A hereto, which number shall not include any shares of Common Stock directly or indirectly acquired by the undersigned after the IPO (the “ Shares”), except that after the Closing, the undersigned will continue to hold its Warrants, subject to the revision of the terms of such Warrants pursuant to the Supplement & Amendment to Warrant Agreement, substantially in the form attached hereto as Attachment B. On the Closing the transfer agent shall cancel such Shares in accordance with Section 2.7 of the Framework Agreement, if not previously c ancelled. The undersigned hereby agrees to execute such additional documents and to provide the Company or its transfer agent with any further assurances as may be necessary to effect the cancellation of the Shares.

6. The validity, interpretation, and performance of this Letter Agreement shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles. The parties agree that all actions and proceedings arising out of this Letter Agreement or any of the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or in a New York State Court in the County of New York and that, in connection with any such action or proceeding, submit to the jurisdiction of, and venue in, such court. Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Letter Agreement or the transactions contemplated hereby.

D-2

7. This Letter Agreement shall be binding on the undersigned and such person’s respective successors, heirs, personal representatives and assigns. This Letter Agreement shall terminate upon the termination of the Framework Agreement.

I	Insert the bracketed number or text if the undersigned insider is Michael J. Indiveri, Edward H. Meyer, Laura H. Pomerantz, Ronald W. Tysoe, Vincent S. Tese, or NRDC Capital Management, LLC.

II	Insert the bracketed number or text if the undersigned insider is William L. Mack, Robert C. Baker, Richard A. Baker, or Lee S. Neibart.

III

Insert the bracketed number or text if the undersigned insider is William L. Mack, Robert C. Baker, Richard A. Baker, Lee S. Neibart, Michael J. Indiveri, Edward H. Meyer, Laura H. Pomerantz, Ronald W. Tysoe, or Vincent S. Tese.

IV	Insert the bracketed number or text if the undersigned insider is Michael J. Indiveri, Edward H. Meyer, Laura H. Pomerantz, Ronald W. Tysoe, or Vincent S. Tese.

V	Insert the bracketed number or text if the undersigned insider is NRDC Capital Management, LLC.

D-3

The undersigned have executed this Letter Agreement as of this   day of  , 2009.

[Insider]

Agreed and acknowledged, this   day of
 , 2009:

NRDC ACQUISITION CORP.

By:	Name: Title:

BANC OF AMERICA SECURITIES LLC

By:	Name: Title:

D-4

Attachment A

Number of Shares to Be Cancelled

Name	Number of Shares to Be Cancelled

William L. Mack	0

Robert C. Baker	0

Richard A. Baker	0

Lee S. Neibart	0

Michael J. Indiveri	20,000

Edward H. Meyer	20,000

Laura H. Pomerantz	20,000

Ronald W. Tysoe	20,000

Vincent S. Tese	20,000

NRDC Capital Management, LLC	10,125,000

D-5

Attachment B

Form of Supplement & Amendment to Warrant Agreement

See Annex F to the proxy statement.

D-6

EXHIBIT E

Form of Private Placement Warrant Purchase Agreement Amendment

FORM OF

AMENDMENT TO PLACEMENT WARRANT PURCHASE AGREEMENT

This AMENDMENT TO PLACEMENT WARRANT PURCHASE AGREEMENT, dated as of __________, 2009 (this “ Amendment”), is by and among NRDC ACQUISITION CORP., a Delaware corporation (the “ Company”), and NRDC CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “ Purchaser”). Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Placement Warrant Purchase Agreement referenced below.

RECITALS

WHEREAS, the Purchaser and the Company entered into a Placement Warrant Purchase Agreement, dated as of October 2, 2007 (the “ Placement Warrant Purchase Agreement”);

WHEREAS, in the Placement Warrant Purchase Agreement, the parties agreed that the Company would sell, and the Purchaser would purchase, in a private placement, Warrants substantially identical to the warrants being issued in the IPO pursuant to the terms and conditions thereof and as set forth in the Registration Statement; and

WHEREAS, the parties desire to amend the Placement Warrant Purchase Agreement in certain respects.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1. Amendments. The Placement Warrant Purchase Agreement is hereby amended as follows:

(a) The last sentence of Section 3.1 of the Placement Warrant Purchase Agreement is hereby deleted in its entirety and replaced with the following:

For purposes of this Agreement, “Business Combination” shall mean a (i) the Company’s initial acquisition of one or more operating businesses through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination or (ii) the consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009, between the Company and Purchaser, either of which will require that a majority of the Company’s shares of common stock voted by the Company’s public stockholders (as described in the Registration Statement) are voted in favor of the transaction and less than 30% of the Company’s public stockholders both vote against the proposed transaction and exercise their conversion rights (as described in the Registration Statement).

2. No Other Changes. Except as expressly set forth herein, the Placement Warrant Purchase Agreement remains in full force and effect.

3. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD FOR ANY OF THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

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E-1

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

NRDC ACQUISITION CORP.

By:	Name: Title:

NRDC CAPITAL MANAGEMENT, LLC

By:	Name: Title:

E-2

EXHIBIT F

Form of Proposed Warrant Amendment Agreement

See Annex F to the proxy statement.

ANNEX A-2

AMENDMENT TO FRAMEWORK AGREEMENT

THIS AMENDMENT TO FRAMEWORK AGREEMENT, dated as of September 11, 2009 (this “Amendment”), is by and between NRDC ACQUISITION CORP., a Delaware corporation (the “Company”), and NRDC CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Sponsor”).

WHEREAS, the Company and the Sponsor are parties to that certain Framework Agreement dated as of August 7, 2009 (the “Framework Agreement ”); and

WHEREAS, the parties desire to amend the Framework Agreement upon the terms and conditions herein provided.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms use herein and not otherwise defined herein shall have the meanings ascribed to them in the Framework Agreement.

2. Amendment to Framework Agreement.

(a) Section 3.17 of the Framework Agreement is hereby amended by deleting the words “CS Capital Advisors, LLC” and inserting in lieu thereof the words “CSCA Capital Advisors, LLC”.

(b) Exhibit A-1 to the Framework Agreement is hereby deleted in its entirety and replaced with Exhibit A-1 attached hereto.

(c) Exhibit A-2 to the Framework Agreement is hereby deleted in its entirety and replaced with Exhibit A-2 attached hereto.

(d) Exhibit A-3 to the Framework Agreement is hereby deleted in its entirety and replaced with Exhibit A-3 attached hereto.

3. Amendment. All references in the Framework Agreement (and in the other agreements, documents and instruments entered into in connection therewith) to the “Framework Agreement” shall be deemed for all purposes to refer to the Framework Agreement, as amended by this Amendment.

4. Remaining Provisions of Framework Agreement. Except as expressly provided herein, the provisions of the Framework Agreement shall remain in full force and effect in accordance with their terms and shall be unaffected by this Amendment.

5. Counterparts. This Amendment may be executed in counterparts, each of which when executed shall be deemed an original and both of which when executed shall be deemed one and the same instrument.

6. Headings. The headings to this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of law of any jurisdiction.

A-2-1

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the authorized officers of each of the undersigned as of the date first above written.

NRDC ACQUISITION CORP.

By:	/s/ Richard A. Baker
Name: Richard A. Baker
Title: CEO

NRDC CAPITAL MANAGEMENT, LLC

By:	/s/ Francis Casale
Name: Francis Casale
Title: Secretary

A-2-2

EXHIBIT A-1

Form of Initial Charter Amendment

See Annex B to the proxy statement

A-2-3

EXHIBIT A-2

Form of Second Charter Amendment

See Annex C to the proxy statement

A-2-4

EXHIBIT A-3

Form of Third Charter Amendment

See Annex D to the proxy statement

A-2-5

ANNEX B

SECOND CERTIFICATE OF AMENDMENT TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NRDC ACQUISITION CORP.

PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE

NRDC Acquisition Corp. (the “ Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “ General Corporation Law”), hereby certifies that:

1. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 10, 2007, its Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on July 25, 2007, its Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on September 4, 2007 and its Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on October 19, 2007 (the “ Second Amended and Restated Certificate of Incorporation”).

2. The Board of Directors of the Corporation, pursuant to Section 242 of the General Corporation Law, duly adopted a resolution setting forth proposed amendments to the Second Amended and Restated Certificate of Incorporation and declaring such amendments advisable. The stockholders of the Corporation, pursuant to Section 242 of the General Corporation Law, duly approved and adopted such proposed amendment at a special meeting of stockholders duly called and held upon notice in accordance with Section 222 of the General Corporation Law.

3. The Second Amended and Restated Certificate of Incorporation is hereby amended by deleting the first two sentences of ARTICLE Sixth thereof in their entirety and inserting the following in lieu thereof:

“The introduction and the following provisions (A) through (G) of this ARTICLE SIXTH shall apply during the period commencing upon the filing of this Second Amended and Restated Certificate of Incorporation and terminating upon the consummation of any Business Combination (as defined below), and may not be amended during the Target Business Acquisition Period (as defined below) except as provided in subparagraph (G) of this ARTICLE SIXTH. A “ Business Combination” shall mean the (i) acquisition by the Corporation of one or more assets or control of one or more operating businesses (collectively, the “ Target Business”), through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination having, collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the amount in the Trust Fund (excluding the deferred underwriting discounts and commissions and taxes payable ) at the time of such acquisition; provided, that any acquisition of multiple assets or operating businesses shall occur contemporaneously with one another; or (ii) consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009, by and between the Corporation and NRDC Capital Management, LLC (the “Framework Transaction”).”

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B-1

IN WITNESS WHEREOF, NRDC Acquisition Corp. has caused this Certificate of Amendment to be signed by ____________________, its Chief Executive Officer, on the ___ day of October, 2009.

_____________________________
[Name], Chief Executive Officer

B-2

ANNEX C

THIRD CERTIFICATE OF AMENDMENT TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NRDC ACQUISITION CORP.

PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE

NRDC Acquisition Corp. (the “ Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “ General Corporation Law”), hereby certifies that:

1. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 10, 2007, its Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on July 25, 2007, its Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on September 4, 2007, its Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on October 19, 2007 and its Second Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on October [•], 2009 (the “ Second Amended and Restated Certificate of Incorporation”).

2. The Board of Directors of the Corporation, pursuant to Section 242 of the General Corporation Law, duly adopted a resolution setting forth proposed amendments to the Second Amended and Restated Certificate of Incorporation and declaring such amendments advisable. The stockholders of the Corporation, pursuant to Section 242 of the General Corporation Law, duly approved and adopted such proposed amendment at a special meeting of stockholders duly called and held upon notice in accordance with Section 222 of the General Corporation Law.

3. The Second Amended and Restated Certificate of Incorporation is hereby amended by deleting ARTICLE Fifth thereof in its entirety and inserting the following in lieu thereof:

“ARTICLE Fifth: Reserved.”

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C-1

IN WITNESS WHEREOF, NRDC Acquisition Corp. has caused this Certificate of Amendment to be signed by ____________________, its Chief Executive Officer, on the ___ day of October, 2009.

[Name], Chief Executive Officer

C-2

ANNEX D

FOURTH CERTIFICATE OF AMENDMENT TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NRDC ACQUISITION CORP.

PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE

NRDC Acquisition Corp. (the “ Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “ General Corporation Law”), hereby certifies that:

1. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 10, 2007, its Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on July 25, 2007, its Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on September 4, 2007, its Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on October 19, 2007, its Second Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on October [•], 2009 and its Third Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on October [•], 2009 (the “ Second Amended and Restated Certificate of Incorporation”).

2. The Board of Directors of the Corporation, pursuant to Section 242 of the General Corporation Law, duly adopted a resolution setting forth proposed amendments to the Second Amended and Restated Certificate of Incorporation and declaring such amendments advisable. The stockholders of the Corporation, pursuant to Section 242 of the General Corporation Law, duly approved and adopted such proposed amendment at a special meeting of stockholders duly called and held upon notice in accordance with Section 222 of the General Corporation Law.

3. The Second Amended and Restated Certificate of Incorporation is hereby amended by deleting ARTICLE First thereof in its entirety and inserting the following in lieu thereof:

“ARTICLE First: The name of the Corporation is “Retail Opportunity Investments Corp.” (hereinafter sometimes referred to as the “ Corporation”).”

4. The Second Amended and Restated Certificate of Incorporation is hereby amended by deleting the proviso in the second sentence of ARTICLE Third thereof in its entirety.

5. The Second Amended and Restated Certificate of Incorporation is hereby amended by deleting paragraph (a) of ARTICLE Fourth thereof in its entirety and inserting the following in lieu thereof:

“(a) Authorized Shares of Stock. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 550,000,000 shares, of which:

(i) 500,000,000 shares shall be Common Stock of the par value of $0.0001 per share (the “ Common Stock”); and

(ii) 50,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share (the “ Preferred Stock”).

Effective at 4:01 p.m., eastern time, on September 4, 2007 (the “ Effective Time”), each five (5) shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (the “ Old Common Stock”) shall be automatically reclassified as and split (the “ Reclassification”), without any further action, into six (6) fully-paid and nonassessable shares of Common Stock of the Corporation, par value $.0001 per share (the “ New Common Stock”).

Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock (a “Certificate”) will from and after the Effective Time represent, automatically and without the necessity of surrendering the same for exchange, the number of shares of New Common Stock, rounded down to the nearest whole number, determined by multiplying the number of shares of Old Common Stock represented by such Certificate immediately prior to the Effective Time by six fifths (6/5). No fractional shares of New Common Stock of the Corporation shall be issued in the Reclassification.”

6. The Second Amended and Restated Certificate of Incorporation is hereby amended by deleting ARTICLE Sixth thereof in its entirety and inserting the following in lieu thereof:

“ARTICLE Sixth:

(a) Definitions. For the purpose of this Second Amended and Restated Certificate of Incorporation, the following terms shall have the following meanings:

“ Aggregate Stock Ownership Limit” shall mean not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Capital Stock.

“ Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “ Beneficial Owner,” ‘ ‘Beneficially Owns” and “ Beneficially Owned” shall have the correlative meanings.

“ Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“ Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

“ Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to clause (c)(vi) of this ARTICLE SIXTH, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“ Common Stock Ownership Limit” shall mean not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation.

“ Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “ Constructive Owner,” “ Constructively Owns” and “ Constructively Owned” shall have the correlative meanings.

“ Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by this Second Amended and Restated Certificate of Incorporation or by the Board of Directors pursuant to clause (b)(vii) of this ARTICLE SIXTH.

“ Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to clause (b)(vii) of this ARTICLE SIXTH and subject to adjustment pursuant to clause (b)(viii) of this ARTICLE SIXTH, the percentage limit established by the Board of Directors pursuant to clause (b)(vii) of this ARTICLE SIXTH.

“ Excess Securities” shall have the meaning set forth clause (b)(i)(B)(1) of this ARTICLE SIXTH.

“ Initial Date” shall mean the date upon which the Second Amended and Restated Certificate of Incorporation containing this ARTICLE SIXTH are accepted for record by the Delaware Secretary of State.

“ IPO” shall mean the Corporation’s initial public offering.

“ Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “ Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE Amex or, if such Capital Stock is not listed or admitted to trading on the NYSE Amex, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors of the Corporation or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors of the Corporation.

“ Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

“ Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of clause (b)(i) of this ARTICLE SIXTH, would Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

“ Restriction Termination Date” shall mean the first day after the Initial Date on which the Corporation determines pursuant to ARTICLE FIFTH above that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

“ Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “ Transferring” and “ Transferred” shall have the correlative meanings.

“ Trust” shall mean any trust provided for in clause (c)(i) of this ARTICLE SIXTH.

“ Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as trustee of the Trust.

(b) Capital Stock.

(i) Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to clause (d) of this ARTICLE SIXTH:

(A) Basic Restrictions.

(1) (x) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (y) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (z) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(2) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant could cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(3) Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(B) Transfer in Trust. If any Transfer of shares of Capital Stock or other event occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of clause (b)(i)(A)(1) or (2) of this ARTICLE SIXTH,

(1) then (x) that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate clause (b)(i)(A)(1) or (2) of this ARTICLE SIXTH (rounded up to the nearest whole share) (“ Excess Securities”) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in clause (c) of this ARTICLE SIXTH, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares or (y) the Corporation shall, at its option, redeem such Excess Securities from the transferor, in the case of a Transfer, or person, in the case of another event, for, at its option, cash, a note or other securities of the Corporation; or

(2) if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of clause

(b)(i)(A)(1) or (2) of this ARTICLE SIXTH, then the Transfer of the Excess Securities shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(ii) Remedies for Breach. If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of clause (b)(i) of this ARTICLE SIXTH or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of clause (b)(i) of this ARTICLE SIXTH (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of clause (b)(i) of this ARTICLE SIXTH shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

(iii) Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate clause (b)(i)(A)(1) of this ARTICLE SIXTH or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of clause (b)(i)(B) of this ARTICLE SIXTH shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s qualification as a REIT.

(iv) Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(A) every owner of five percent or more (or such lower percentage as required by the Code or the U.S. Treasury Department regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s qualification as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

(B) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(v) Remedies Not Limited. Subject to ARTICLE FIFTH, nothing contained in this clause (b) shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s qualification as a REIT.

(vi) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this clause (b), clause (c), or any definition contained in clause (a), the

Board of Directors of the Corporation shall have the power to determine the application of the provisions of this clause (b) or clause (c) or any such definition with respect to any situation based on the facts known to it. In the event this clause (b) or clause (c) requires an action by the Board of Directors and this Second Amended and Restated Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of clauses (a), (b) or (c) of this ARTICLE SIXTH. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in clause (b)(ii) of this ARTICLE SIXTH) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of clause (b)(i) of this ARTICLE SIXTH, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

(vii) Exceptions.

(A) Subject to clause (b)(i)(A)(2) of this ARTICLE SIXTH, the Board of Directors of the Corporation, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(1) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate clause (b)(i)(A)(2) of this ARTICLE SIXTH;

(2) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Corporation, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(3) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in clause (b)(i) through clause (b)(vi) of this ARTICLE SIXTH) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with clause (b)(i)(B) and clause (c) of this ARTICLE SIXTH.

(B) Prior to granting any exception pursuant to clause (b)(vii)(A) of this ARTICLE SIXTH, the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(C) Subject to clause (b)(i)(A)(2) of this ARTICLE SIXTH an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(D) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

(viii) Increase in Aggregate Stock Ownership and Common Stock Ownership Limits. Subject to clause (b)(i)(A)(2) of this ARTICLE SIXTH, the Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons; provided, however, that the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit will not be effective for any Person whose percentage ownership in Common Stock is in excess of such decreased Common Stock Ownership Limit and/or whose percentage ownership in Capital Stock is in excess of such decreased Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage of Common Stock equals or falls below the decreased Common Stock Ownership Limit and/or such Person’s percentage of Capital Stock equals or falls below the decreased Aggregate Stock Ownership Limit, as applicable, but any further acquisition of Capital Stock in excess of such percentage ownership of Common Stock and/or Capital Stock will be in violation of the Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit, as applicable, and, provided further, that the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding Capital Stock.

(ix) Legend. Each certificate for shares of Capital Stock, if certificated, or the written statement of information in lieu of a certificate shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its qualification as a Real Estate Investment Trust under the Code. Subject to certain further restrictions and except as expressly provided in this Second Amended and Restated Certificate of Incorporation, (i) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8 percent (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8 percent (in value or number of shares) of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or

attempts to Beneficially Own or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If the restrictions on transfer or ownership provided in (i), (ii) or (iii) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be (x) automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries or (y) the Corporation shall, at its option, redeem such shares of Capital Stock from the transferor, in the case of a Transfer, or person, in the case of another event, for, at its option, cash, a note or other securities of the Corporation. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, if the ownership restriction provided in (iv) above would be violated or upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Second Amended and Restated Certificate of Incorporation of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate or written statement of information in lieu of a certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

(c) Transfer of Capital Stock in Trust.

(i) Ownership in Trust. Upon any purported Transfer or other event described in clause (b)(i)(B) of this ARTICLE SIXTH that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to clause (b)(i)(B) of this ARTICLE SIXTH. The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in clause (c)(vi) of this ARTICLE SIXTH.

(ii) Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

(iii) Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Delaware law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (A) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (B) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this ARTICLE SIXTH, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

(iv) Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in clause (b)(i)(A) of this ARTICLE SIXTH. Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this clause (c)(iv). The Prohibited Owner shall receive the lesser of (A) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (B) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to clause (c)(iii) of this ARTICLE SIXTH. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (A) such shares shall be deemed to have been sold on behalf of the Trust and (B) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this clause (c)(iv), such excess shall be paid to the Trustee upon demand.

(v) Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (A) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (B) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to clause (c)(iii). The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to clause (c)(iv) of this ARTICLE SIXTH. Upon such a sale to the Corporation, the interest of the Charitable

Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(vi) Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that the shares of Capital Stock held in the Trust would not violate the restrictions set forth in clause (b)(i)(A) of this ARTICLE SIXTH in the hands of such Charitable Beneficiary.

(d) NYSE Amex Transactions. Nothing in this ARTICLE SIXTH shall preclude the settlement of any transaction entered into through the facilities of the NYSE Amex or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this ARTICLE SIXTH and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this ARTICLE SIXTH.

(e) Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this ARTICLE SIXTH.

(f) Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.”

7. The Second Amended and Restated Certificate of Incorporation is hereby amended by deleting the first five sentences of ARTICLE Seventh thereof.

[The remainder of this page has been left intentionally blank.]

IN WITNESS WHEREOF, NRDC Acquisition Corp. has caused this Certificate of Amendment to be signed by ____________________, its Chief Executive Officer, on the ___ day of October, 2009.

[Name], Chief Executive Officer

ANNEX E

CERTIFICATE OF AMENDMENT TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NRDC ACQUISITION CORP.

PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE

NRDC Acquisition Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that:

1. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 10, 2007, its Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on July 25, 2007, its Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on September 4, 2007 and its Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on October 19, 2007 (the “Second Amended and Restated Certificate of Incorporation”).

2. The Board of Directors of the Corporation, pursuant to Section 242 of the General Corporation Law, duly adopted a resolution setting forth proposed amendments to the Second Amended and Restated Certificate of Incorporation and declaring such amendments advisable. The stockholders of the Corporation, pursuant to Section 242 of the General Corporation Law, duly approved and adopted such proposed amendment at a special meeting of stockholders duly called and held upon notice in accordance with Section 222 of the General Corporation Law.

3. The Second Amended and Restated Certificate of Incorporation is hereby amended by deleting the first sentence of ARTICLE Fifth thereof in their entirety and inserting the following in lieu thereof:

“The Corporation’s existence shall terminate on December 4, 2009 (the “Termination Date”).”

[The remainder of this page has been left intentionally blank.]

E-1

IN WITNESS WHEREOF, NRDC Acquisition Corp. has caused this Certificate of Amendment to be signed by  , its Chief Executive Officer, on the   day of October, 2009.

[Name], Chief Executive Officer

E-2

ANNEX F

FORM OF
SUPPLEMENT & AMENDMENT TO WARRANT AGREEMENT

This Supplement and Amendment to the Warrant Agreement dated as of __________, 2009 (the “ Amendment”), is executed by NRDC Acquisition Corp., a Delaware corporation (the “ Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “ Warrant Agent”).

WHEREAS, the Company and the Warrant Agent are parties to that certain Warrant Agreement dated as of October 17, 2007 (the “ Warrant Agreement”); and

WHEREAS, the parties desire to supplement and amend the Warrant Agreement upon the terms and conditions herein provided.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms use herein and not otherwise defined herein shall have the meanings ascribed to them in the Warrant Agreement.

2. Amendment to Warrant Agreement.

(a) Section 3.1 of the Warrant Agreement is hereby amended and restated in its entirety as follows:

“3.1. Warrant Price. Each Warrant shall, when countersigned by the Warrant Agent, entitle the Registered Holder thereof, subject to the provisions of (a) such Public Warrant, Private Warrant or Co-Investment Warrant, as the case may be, and (b) this Warrant Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of $12.00, subject to the adjustments provided in Section 4 hereof and in the last sentence of this Section 3.1. The term “Warrant Price” as used in this Warrant Agreement refers to the price per whole share at which Common Stock may be purchased at the time a Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date; provided, however, that any change in the Warrant Price must apply equally to all of the Warrants, and provided, further, that any reduction in Warrant Price must remain in effect for at least (20) business days.”

(b) Section 3.2.1 of the Warrant Agreement is hereby amended and restated in its entirety as follows:

“3.2.1 Public Warrants and Private Warrants. Public Warrants and Private Warrants may be exercised only during the period (“Exercise Period”) commencing on the consummation of (i) an acquisition by the Company of one or more operating businesses through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination having, collectively, a fair market value (as calculated in accordance with the requirements set forth in the Company’s Certificate of Incorporation, as amended) of at least 80% of the balance of the Trust Account (as defined in Section 8.6 below), excluding the Underwriter’s deferred discount, at the time of such acquisition or (ii) consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009, by and between the Company and NRDC Capital Management, LLC (a “Business Combination”), and terminating at 5:00 p.m., New York City time on the earlier to occur of (i) October 23, 2014 or (ii) the date fixed for redemption of the Public Warrants and Private Warrants as provided in Section 6 of this Agreement (subject to extension in limited circumstances) (the date on which the exercise period terminates, the “Expiration Date”). Except with respect to the right to receive the Redemption Price (as set forth in Section 6 hereunder), each Public Warrant and Private Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the close of business on the Expiration Date. The Company in its sole discretion may extend the duration of the Public Warrants and Private Warrants by delaying the Expiration Date; provided, however, that any extension of the duration of the Public Warrants and Private Warrants must apply equally to all of the Public Warrants and Private Warrants. Should the

Company wish to extend the Expiration Date of the Public Warrants and Private Warrants, the Company shall provide advance notice to the American Stock Exchange as required by the American Stock Exchange.”

(c) Section 3.3.4 of the Warrant Agreement is hereby amended and restated in its entirety as follows:

“3.3.4 Limitations on Exercise. Notwithstanding the foregoing, the Company shall not be obligated to deliver any Shares and shall have no obligation to settle the Warrant exercise unless a registration statement under the Securities Act, with respect to the Shares is effective and a current prospectus is on file with the Commission. In the event that a registration statement with respect to the Shares underlying a Warrant is not effective under the Securities Act or a current Prospectus is not on file with the Commission, the holder of such Warrant shall not be entitled to exercise such Warrant. Notwithstanding anything to the contrary in this Warrant Agreement, and other than with respect to the cashless exercise provisions applicable to the Private Warrants and the Co-Investment Warrants, under no circumstances will the Company be required to net cash settle the Warrant exercise. Warrants may not be exercised by, or Shares issued to, any registered holder in any state in which such exercise or issuance would be unlawful. For the avoidance of doubt, as a result of this Section 3.3.4, any or all of the Warrants may expire unexercised. In no event shall the registered Holder of a Warrant be entitled to receive any monetary damages if the Common Stock underlying the Warrants have not been registered by the Company pursuant to an effective registration statement or if a current prospectus is available for delivery by the Warrant Agent, provided the Company has fulfilled its obligation to use its best efforts to effect such registration and ensure a current prospectus is available for delivery by the Warrant Agent. Notwithstanding anything to the contrary contained herein, no Warrant may be exercised if it would cause the holder to Beneficially Own or Constructively Own, within the meaning of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, outstanding Common Stock in excess of the Common Stock Ownership Limit or Excepted Holder Limit, as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended, as applicable.”

(d) Section 6.1 of the Warrant Agreement is hereby amended and restated in its entirety as follows:

“6.1 Redemption. Subject to Sections 6.4 and 6.5 hereof, not less than all of the outstanding Public Warrants or Private Warrants, as the case may be, may be redeemed, at the option of the Company, at any time after they become exercisable and prior to their expiration (subject to the requirements of Section 6.2), at the office of the Warrant Agent, upon the notice referred to in Section 6.2, at the price of $0.01 per Warrant (“Redemption Price”), provided that the last sales price of the Common Stock on the NYSE Amex, or other principal market on which the Common Stock may be traded, equals or exceeds (i) with respect to the Public Warrants, $18.75 per share or (ii) with respect to the Private Warrants, (x) $22.00 per share, if the Private Warrants are held by the initial purchaser or its members, members of its members’ immediate families or their controlled affiliates, or (y) $18.75 per share, in each case subject to proportionate adjustment to reflect adjustment to the Warrant Price as provided in Section 4.4 and for any 20 trading days within a 30 trading day period ending three business days prior to the date on which notice of redemption is given, and a registration statement under the Securities Act relating to shares of Common Stock issuable upon exercise of such Warrants is effective and expected to remain effective to and including the Redemption Date (as defined below) and a prospectus relating to the shares of Common Stock issuable upon exercise of such Warrants is available for use to and including the Redemption Date.”

3. Amendment. All references in the Warrant Agreement (and in the other agreements, documents and instruments entered into in connection therewith) to the “Warrant Agreement” shall be deemed for all purposes to refer to the Warrant Agreement, as amended by this Amendment.

4. Remaining Provisions of Warrant Agreement. Except as expressly provided herein, the provisions of the Warrant Agreement shall remain in full force and effect in accordance with their terms and shall be unaffected by this Amendment.

5. Counterparts. This Amendment may be executed in counterparts, each of which when executed shall be deemed an original and both of which when executed shall be deemed one and the same instrument.

6. Headings. The headings to this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of law of any jurisdiction.

8. Effective Time. This Amendment shall be effective upon the closing of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009, by and between the Company and NRDC Capital Management, LLC.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the authorized officers of each of the undersigned as of the date first above written.

NRDC ACQUISITION CORP.

By:	Name: Title:

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	Name: Title:

ANNEX G

RETAIL OPPORTUNITY INVESTMENTS CORP.
2009 EQUITY INCENTIVE PLAN

1.   PURPOSE. The Plan is intended to provide incentives to directors, officers, advisors, consultants, key employees, and others expected to provide significant services to the Company, its Subsidiaries, and its affiliates, to encourage a proprietary interest in the Company, to encourage such key personnel to remain in the service of the Company and the other Participating Companies, to attract new personnel with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company and the other Participating Companies. In furtherance thereof, the Plan permits awards of equity-based incentives to key personnel, employees, officers and directors of, and certain other providers of services to, the Company or any other Participating Company.

2.   DEFINITIONS. As used in this Plan, the following definitions apply:

“Act” shall mean the Securities Act of 1933, as amended.

“Award Agreement” shall mean a written agreement evidencing a Grant pursuant to the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean, unless otherwise provided in the Grantee’s Award Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, the Subsidiaries, or any of their respective affiliates, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company, the Subsidiaries, or any of their respective affiliates, (iv) fraud, misappropriation, embezzlement or material or repeated insubordination, (v) a material breach of the Grantee’s employment agreement (if any) with the Company, the Subsidiaries, or any of their respective affiliates (other than a termination of employment by the Grantee), or (vi) any illegal act detrimental to the Company; the Subsidiaries, or any of their respective affiliates, all as determined by the Committee.

“Change of Control” means unless otherwise provided in an Award Agreement the happening of any of the following:

(i) any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Participant, the Participant and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Participant is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); or

(ii) any consolidation or merger of the Company where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

(iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(iv) the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s shareholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Company as appointed by the Board in accordance with Section 4 of the Plan; provided, however, that the Committee shall at all times consist solely of persons who, at the time of their appointment, each qualified as a “Non-Employee Director” under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act and, to the extent that relief from the limitation of Section 162(m) of the Code is sought, as an “Outside Director” under Section 1.162-27(e)(3)(i) of the Treasury Regulations.

“Common Stock” shall mean the Company’s common stock, par value $0.01 per share, either currently existing or authorized hereafter.

“Company” shall mean Retail Opportunities Investment Corp., a Delaware corporation.

“DER” shall mean a right awarded under Section 11 of the Plan to receive (or have credited) the equivalent value (in cash or Shares) of dividends paid on Common Stock.

“Disability” shall mean, unless otherwise provided by the Committee in the Grantee’s Award Agreement, the occurrence of an event which would entitle the Grantee to the payment of disability income under an approved long-term disability income plan or a long-term disability as determined by the Committee in its absolute discretion pursuant to any other standard as may be adopted by the Committee. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Eligible Persons” shall mean officers, directors, advisors, personnel and employees of the Participating Companies and other persons expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to one or more of the Participating Companies. For purposes of the Plan, a consultant, advisor, vendor, customer or other provider of significant services to the Company or any other Participating Company shall be deemed to be an Eligible Person, but will be eligible to receive Grants (but in no event Incentive Stock Options), only after a finding by the Committee in its discretion that the value of the services rendered or to be rendered to the Participating Company is at least equal to the value of the Grants being awarded.

“Employee” shall mean an individual, including an officer of a Participating Company, who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Participating Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exercise Price” shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised.

“Fair Market Value” shall mean the value of one share of Common Stock, determined as follows:

(i) If the Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee.

(ii) If the Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee.

(iii) If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine. Notwithstanding the foregoing, where the Shares are listed or traded, the Committee may make discretionary determinations in good faith where the Shares have not been traded for 10 trading days.

Notwithstanding the foregoing, with respect to any “stock right” within the meaning of Section 409A of the Code, Fair Market Value shall not be less than the “fair market value” of the shares of Common Stock determined in accordance with the final regulations promulgated under Section 409A of the Code.

“Grant” shall mean the issuance of an Incentive Stock Option, Non-qualified Stock Option, Restricted Stock, Phantom Share, DER, or other equity-based grant, as contemplated herein or any combination thereof as applicable to an Eligible Person. The Committee will determine the eligibility of personnel, employees, officers, directors and others expected to provide significant services to the Participating Companies based on, among other factors, the position and responsibilities of such individuals, the nature and value to the Participating Company of such individuals’ accomplishments and potential contribution to the success of the Participating Company whether directly or through its subsidiaries.

“Grantee” shall mean an Eligible Person to whom Options, Restricted Stock, Phantom Shares, DERs, or other equity-based awards are granted hereunder.

“Incentive Stock Option” shall mean an Option of the type described in Section 422(b) of the Code issued to an Employee of (i) the Company, or (ii) a “subsidiary corporation” or a “parent corporation” as defined in Section 424(f) of the Code.

“Non-qualified Stock Option” shall mean an Option not described in Section 422(b) of the Code.

“Option” shall mean any option, whether an Incentive Stock Option or a Non-qualified Stock Option, to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

“Optionee” shall mean any Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

“Participating Companies” shall mean the Company, the Subsidiaries, and any of their respective affiliates.

“Performance Goals” has the meaning set forth in Section 13.

“Phantom Share” shall mean a right, pursuant to the Plan, of the Grantee to payment of the Phantom Share Value.

“Phantom Share Value,” per Phantom Share, shall mean the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.

“Plan” shall mean the Company’s 2009 Equity Incentive Plan, as set forth herein, and as the same may from time to time be amended.

“Purchase Price” shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

“Restricted Stock” shall mean an award of Shares that are subject to restrictions hereunder.

“Retirement” shall mean, unless otherwise provided by the Committee in the Grantee’s Award Agreement, the Termination of Service (other than for Cause) of a Grantee:

(i) on or after the Grantee’s attainment of age 65;

(ii) on or after the Grantee’s attainment of age 55 with five consecutive years of service with the Participating Companies; or

(iii) as determined by the Committee in its absolute discretion pursuant to such other standard as may be adopted by the Committee.

“Shares” shall mean shares of Common Stock of the Company, adjusted in accordance with Section 15 of the Plan (if applicable).

“Subsidiary” shall mean any corporation, partnership, limited liability company or other entity at least 50% of the economic interest in the equity of which is owned, directly or indirectly, by the Company or by another subsidiary.

“Successors of the Optionee” shall mean the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

“Termination of Service” shall mean the time when the employee-employer relationship or directorship, or other service relationship (sufficient to constitute service as an Eligible Person), between the Grantee and the Participating Companies is terminated for any reason, with or without Cause, including, but not limited to, any termination by resignation, discharge, death or Retirement; provided, however, Termination of Service shall not include a termination where there is a simultaneous continuation of service of the Grantee (sufficient to constitute service as an Eligible Person) for a Participating Company. The Committee, in its absolute discretion, shall determine the effects of all matters and questions relating to Termination of Service, including, but not limited to, the question of whether any Termination of Service was for Cause and all questions of whether particular leaves of absence constitute Terminations of Service. For this purpose, the service relationship shall be treated as continuing intact while the Grantee is on military leave, sick leave or other bona fide leave of absence (to be determined in the discretion of the Committee).

3.   EFFECTIVE DATE. The effective date of the Plan is the date of closing of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009, by and between NRDC Acquisition and NRDC Capital Management, LLC. The Plan shall not become effective unless and until it is approved by the holders of the Common Stock of the Company. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the shareholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

4.   ADMINISTRATION.

(a) Membership on Committee. The Plan shall be administered by the Committee appointed by the Board. If no Committee is designated by the Board to act for those purposes, the full Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

(b) Committee Meetings. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member.

(c) Grant of Awards.

(i) The Committee shall from time to time at its discretion select the Eligible Persons who are to be issued Grants and determine the number and type of Grants to be issued under any Award Agreement to an Eligible Person. In particular, the Committee shall (A) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Grants awarded hereunder (including, but not limited to the performance goals and periods applicable to the award of Grants); (B) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; and (C) determine or impose other conditions to the Grant or exercise of Options under the Plan as it may deem appropriate. The Committee may establish such rules, regulations and procedures for the administration of the Plan as it deems appropriate, determine the extent, if any, to which Options, Phantom Shares, Shares (whether or not Shares of Restricted Stock), DERs, or other equity-based awards, shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder), and take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. The Committee shall also cause each Option to be designated as an Incentive Stock Option or a Non-qualified Stock Option, except that no Incentive Stock Options may be granted to an Eligible Person who is not an Employee of the Company or a “subsidiary corporation” or a “parent corporation” as defined in Section 424(f) of the Code. The Grantee shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry or effect one or more of the obligations or restrictions imposed on the Grantee pursuant to the express provisions of the Plan and the Award Agreement. DERs will be exercisable separately or together with Options, and paid in cash or other consideration at such times and in accordance with such rules, as the Committee shall determine in its discretion. Unless expressly provided hereunder, the Committee, with respect to any Grant, may exercise its discretion hereunder at the time of the award or thereafter. The Committee shall have the right and responsibility to interpret the Plan and the interpretation and construction by the Committee of any provision of the Plan or of any Grant thereunder, including, without limitation, in the event of a dispute, shall be final and binding on all Grantees and other persons to the maximum extent permitted by law. Without limiting the generality of Section 24, no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant hereunder.

(ii) Notwithstanding clause (i) of this Section 4(c), any award under the Plan to an Eligible Person who is a member of the Committee shall be made by the full Board, but for these purposes the directors of the Corporation who are on the Committee shall be required to be recused in respect of such awards and shall not be permitted to vote.

(d) Awards.

(i) Agreements. Grants to Eligible Persons shall be evidenced by written Award Agreements in such form as the Committee shall from time to time determine (which Award Agreements need not be in the same form as any other Award Agreement evidencing Grants under the Plan and need not contain terms and conditions identical to those applicable to any other Grant under the Plan or to those applicable to any other Eligible Persons). Such Award Agreements shall comply with and be subject to the terms and conditions set forth below.

(ii) Number of Shares. Each Grant issued to an Eligible Person shall state the number of Shares to which it pertains or which otherwise underlie the Grant and shall provide for the adjustment thereof in accordance with the provisions of Section 15 hereof.

(iii) Grants. Subject to the terms and conditions of the Plan and consistent with the Company’s intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 under the Exchange Act in awarding Grants, the Committee shall have the power:

(1) to determine from time to time the Grants to be issued to Eligible Persons under the Plan and to prescribe the terms and provisions (which need not be identical) of Grants issued under the Plan to such persons;

(2) to construe and interpret the Plan and the Grants thereunder and to establish, amend and revoke the rules, regulations and procedures established for the administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any Award Agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Participating Companies and the Grantees;

(3) to amend any outstanding Grant, subject to Section 17, and to accelerate or extend the vesting or exercisability of any Grant (in compliance with Section 409A of the Code, if applicable) and to waive conditions or restrictions on any Grants, to the extent it shall deem appropriate; and

(4) generally to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

5.   PARTICIPATION.

(a) Eligibility. Only Eligible Persons shall be eligible to receive Grants under the Plan.

(b) Limitation of Ownership. No Grants shall be issued under the Plan to any person who after such Grant would beneficially own more than 9.8% of the outstanding shares of Common Stock of the Company, unless the foregoing restriction is expressly and specifically waived by action of the independent directors of the Board.

(c) Stock Ownership. For purposes of Section 5(b) above, in determining stock ownership a Grantee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which any person holds an Option shall be considered to be owned by such person.

(d) Outstanding Stock. For purposes of Section 5(b) above, “outstanding shares” shall include all stock actually issued and outstanding immediately after the issue of the Grant to the Grantee. With respect to the stock ownership of any Grantee, “outstanding shares” shall include shares authorized for issue under outstanding Options held by such Grantee, but not options held by any other person.

6.   STOCK. Subject to adjustments pursuant to Section 15, Grants with respect to an aggregate of no more than 4,000,000 Shares may be granted under the Plan; provided, that no Grant may cause the total number of shares of Common Stock subject to all outstanding awards to exceed 7.5% of the issued and outstanding shares of Common Stock on a fully diluted basis (assuming, if applicable, the exercise of all outstanding Options and the conversion of all warrants and convertible securities into shares of Common Stock). Subject to adjustments pursuant to Section 15, the maximum number of Shares with respect to which Incentive Stock Options may be granted over the life of the Plan shall not exceed 400,000. Notwithstanding the first sentence of this Section 6, (i) Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options or Phantom Shares but are later forfeited or for any other reason are not payable under the Plan; and (ii) Shares as to which an Option is granted under the Plan that remains unexercised at the expiration, forfeiture or other termination of such Option, may be the subject of the issue of further Grants. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or previously issued Shares under the Plan. The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate. Shares subject to DERs, other than DERs based directly on the dividends payable with respect to Shares subject to Options or the dividends payable on a number of Shares corresponding to the number of Phantom Shares awarded, shall be subject to the limitation of this Section 6. Notwithstanding the limitations above in this Section 6, except in the case of Grants intended to qualify for relief from the limitations of Section 162(m) of the Code, there shall be no limit on the number of Phantom Shares or DERs to the extent they are paid out in cash that may be granted under the Plan. If any Phantom Shares or DERs are paid out in cash, the underlying Shares may again be made the subject of Grants under the Plan, notwithstanding the first sentence of this Section 6.

7.   TERMS AND CONDITIONS OF OPTIONS.

(a) Each Award Agreement with an Eligible Person shall state the Exercise Price. The Exercise Price for any Option shall not be less than the Fair Market Value on the date of Grant.

(b) Medium and Time of Payment. Except as may otherwise be provided below, the Purchase Price for each Option granted to an Eligible Person shall be payable in full in United States dollars upon the exercise of the Option. In the event the Company determines that it is required to withhold taxes as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with Section 21. If the applicable Award Agreement so provides, or the Committee otherwise so permits, the Purchase Price may be paid in one or a combination of the following:

(i) by a certified or bank cashier’s check;

(ii) by the surrender of shares of Common Stock in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and shares of Common Stock, as long as the sum of the cash so paid and the Fair Market Value of the shares of Common Stock so surrendered equals the Purchase Price;

(iii) by cancellation of indebtedness owed by the Company to the Grantee;

(iv) subject to Section 17(e), by a loan or extension of credit from the Company evidenced by a full recourse promissory note executed by the Grantee. The interest rate and other terms and conditions of such note shall be determined by the Committee (in which case the Committee may require that the Grantee pledge his or her Shares to the Company for the purpose of securing the payment of such note, and in no event shall the stock certificate(s) representing such Shares be released to the Grantee until such note shall have been paid in full); or

(v) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose such limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option. Any fractional shares of Common Stock resulting from a Grantee’s election that are accepted by the Company shall in the discretion of the Committee be paid in cash.

(c) Term and Nontransferability of Grants and Options.

(i) Each Option under this Section 7 shall state the time or times which all or part thereof becomes exercisable, subject to the restrictions set forth in clauses (ii) through (v) below.

(ii) No Option shall be exercisable except by the Grantee or a transferee permitted hereunder.

(iii) No Option shall be assignable or transferable, except by will or the laws of descent and distribution of the state wherein the Grantee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code and (iii) is otherwise appropriate and desirable.

(iv) No Option shall be exercisable until such time as set forth in the applicable Award Agreement (but in no event after the expiration of such Grant).

(v) The Committee may not modify, extend or renew any Option granted to any Eligible Person unless such modification, extension or renewal shall satisfy any and all applicable requirements of Rule 16b-3 under the Exchange Act and Section 409A of the Code, to the extent applicable. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

(d) Termination of Service, other than by Death, Retirement or Disability. Unless otherwise provided in the applicable Award Agreement, upon any Termination of Service for any reason other than his or her death, Retirement or Disability, an Optionee shall have the right, subject to the restrictions of Section 4(c) above, to exercise his or her Option at any time within three months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised; provided, however, that, unless otherwise provided in the applicable Award Agreement, if there occurs a Termination of Service by a Participating Company for Cause or a Termination of Service by the Optionee (other than on account of death, Retirement or Disability), any Option not exercised in full prior to such termination shall be cancelled.

(e) Death of Optionee. Unless otherwise provided in the applicable Award Agreement, if the Optionee of an Option dies while an Eligible Person or within three months after any Termination of Service other than for Cause or a Termination of Service by the Optionee (other than on account of death, Retirement or Disability), and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of Section 4(c) above, at anytime within 12 months after the Optionee’s death, by the Successor of the Optionee, but only to the extent that, at the date of death, the Optionee’s right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the Award Agreement and had not previously been exercised.

(f) Disability or Retirement of Optionee. Unless otherwise provided in the Award Agreement, upon any Termination of Service for reason of his or her Disability or Retirement, an Optionee shall have the right, subject to the restrictions of Section 4(c) above, to exercise the Option at any time within 12 months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

(g) Rights as a Stockholder. An Optionee, a Successor of the Optionee, or the holder of a DER shall have no rights as a stockholder with respect to any Shares covered by his or her Grant until, in the case of an Optionee, the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15.

(h) Modification, Extension and Renewal of Option. Within the limitations of the Plan, and only with respect to Options granted to Eligible Persons, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor (but not including repricings, in the absence of stockholder approval). The Committee may modify, extend or renew any Option granted to any Eligible Person, unless such modification, extension or renewal would not satisfy any applicable requirements of Rule 16b-3 under the Exchange Act and Section 409A of the Code. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

(i) Stock Appreciation Rights. The Committee, in its discretion, may (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate), also permit the Optionee to elect to exercise an Option by receiving Shares, cash or a combination thereof, in the discretion of the Committee and as may be set forth in the applicable Award Agreement, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Purchase Price, as determined as of the day the Option is exercised.

(j) Deferral. The Committee may establish a program (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) under which

Optionees will have Phantom Shares subject to Section 10 credited upon their exercise of Options, rather than receiving Shares at that time.

(k) Other Provisions. The Award Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

8.   SPECIAL RULES FOR INCENTIVE STOCK OPTIONS.

(a) In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the Grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Optionee for the first time during any calendar year (under the Plan and all other plans) required to be taken into account under Section 422(d) of the Code shall not exceed $100,000.

(b) In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), the Exercise Price with respect to an Incentive Stock Option shall not be less than 110% of the Fair Market Value of a Share on the day the Option is granted and the term of an Incentive Stock Option shall be no more than five years from the date of grant.

(c) If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

9.   PROVISIONS APPLICABLE TO RESTRICTED STOCK.

(a) Vesting Periods. In connection with the grant of Restricted Stock, whether or not Performance Goals apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee and set forth in the applicable Award Agreement. Subject to the provisions of this Section 9, the applicable Award Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

(b) Grant of Restricted Stock. Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock and (iv) determine or impose other conditions to the grant of Restricted Stock under the Plan as it may deem appropriate.

(c) Certificates.

(i) Each Grantee of Restricted Stock may be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. Any such certificate shall be registered in the name of the Grantee. Without limiting the generality of Section 6, in addition to any legend that might otherwise be required by the Board or the Company’s charter, bylaws or other applicable documents, the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the applicable Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Grant, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE RETAIL OPPORTUNITIES INVESTMENT CORP.

2009 EQUITY INCENTIVE PLAN, AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND RETAIL OPPORTUNITIES INVESTMENT CORP. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF RETAIL OPPORTUNITIES INVESTMENT CORP. AT 3 MANHATTANVILLE ROAD, 2ND FLOOR, PURCHASE, NY 10577.

(ii) The Committee may require that any stock certificates evidencing such Shares be held in custody by the Company until the restrictions hereunder shall have lapsed and that, as a condition of any grant of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the stock covered by such Grant. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 9(d).

(d) Restrictions and Conditions. Unless otherwise provided by the Committee in an Award Agreement, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the applicable Award Agreement, during a period commencing with the date of such Grant and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the applicable Award Agreement and clauses (iii) and (iv) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

(ii) Except as provided in the foregoing clause (i), or in Section 15, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares and receive dividends. Certificates for Shares (not subject to restrictions hereunder) shall be delivered to the Grantee or his or her designee (or where permitted, transferee) promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.

(iii) Termination of Service, Except by Death, Retirement or Disability. Unless otherwise provided in the applicable Award Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service for Cause or by the Grantee for any reason other than his or her death, Retirement or Disability, during the applicable period of forfeiture, then (A) all Restricted Stock still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (x) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 9(b), and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

(iv) Death, Disability or Retirement of Grantee. Unless otherwise provided in the applicable Award Agreement, in the event the Grantee has a Termination of Service on account of his or her death, Disability or Retirement, or the Grantee has a Termination of Service by the Company for any reason other than Cause, during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.

10.   PROVISIONS APPLICABLE TO PHANTOM SHARES.

(a) Grant of Phantom Shares. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the Granting of Phantom Shares to Eligible Persons and (ii) determine or impose other conditions to the grant of Phantom Shares under the Plan as it may deem appropriate.

(b) Term. The Committee may provide in an Award Agreement that any particular Phantom Share shall expire at the end of a specified term.

(c) Vesting.

(i) Subject to the provisions of the applicable Award Agreement and Section 10(c)(ii), Phantom Shares shall vest as provided in the applicable Award Agreement.

(ii) Unless otherwise determined by the Committee in an applicable Award Agreement, the Phantom Shares granted pursuant to the Plan shall be subject to the following vesting conditions:

(1) Termination of Service for Cause. Unless otherwise provided in the applicable Award Agreement and subject to clause (2) below, if the Grantee has a Termination of Service for Cause, all of the Grantee’s Phantom Shares (whether or not such Phantom Shares are otherwise vested) shall thereupon, and with no further action, be forfeited by the Grantee and cease to be outstanding, and no payments shall be made with respect to such forfeited Phantom Shares.

(2) Termination of Service for Death, Disability or Retirement of Grantee or by the Company for Any Reason Other than Cause. Unless otherwise provided in the applicable Award Agreement, in the event the Grantee has a Termination of Service on account of his or her death, Disability or Retirement, or the Grantee has a Termination of Service by the Company for any reason other than Cause, all outstanding Phantom Shares granted to such Grantee shall become immediately vested.

(3) Except as contemplated above, in the event that a Grantee has a Termination of Service, any and all of the Grantee’s Phantom Shares which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding, and the Grantee’s vested Phantom Shares shall be settled as set forth in Section 10(d).

(d) Settlement of Phantom Shares.

(i) Except as otherwise provided by the Committee, each vested and outstanding Phantom Share shall be settled by the transfer to the Grantee of one Share; provided, however, that, the Committee at the time of grant (or, in the appropriate case, as determined by the Committee, thereafter) may provide that a Phantom Share may be settled (A) in cash at the applicable Phantom Share Value, (B) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (C) in cash or by transfer of Shares as elected by the Company.

(ii) Each Phantom Share shall be settled with a single-sum payment by the Company; provided, however, that, with respect to Phantom Shares of a Grantee which have a common Settlement Date (as defined below), the Committee may permit the Grantee to elect in accordance with procedures established by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) to receive installment payments over a period not to exceed 10 years.

(iii) (1) The settlement date with respect to a Grantee is the first day of the month to follow the Grantee’s Termination of Service (“Settlement Date”); provided, however, that a Grantee may elect, in accordance with procedures to be adopted by the Committee, that such Settlement Date will be deferred as elected by the Grantee to a time permitted by the Committee under procedures to be established by the Committee. Unless otherwise determined by the Committee, elections under this Section 10(d)(iii)(1) must be made at least six months before, and in the year prior to the year in which, the Settlement Date would occur in the absence of such election.

             (2) Notwithstanding Section 10(d)(iii)(1), the Committee may provide that distributions of Phantom Shares can be elected at any time in those cases in which the Phantom Share Value is determined by reference to Fair Market Value to the extent in excess of a base value, rather than by reference to unreduced Fair Market Value.

             (3) Notwithstanding the foregoing, the Settlement Date, if not earlier pursuant to this Section 10(d)(iii), is the date of the Grantee’s death.

(iv) Notwithstanding any other provision of the Plan (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate), a Grantee may receive any amounts to be paid in installments as provided in Section 10(d)(ii) or deferred by the Grantee as provided in Section 10(d)(iii) in the event of an “Unforeseeable Emergency.” For these purposes, an “Unforeseeable Emergency,” as determined by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) in its sole discretion, is a severe financial hardship to the Grantee resulting from a sudden and unexpected illness or accident of the Grantee or “dependent,” as defined in Section 152(a) of the Code, of the Grantee, loss of the Grantee’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

(1) through reimbursement or compensation by insurance or otherwise;

(2) by liquidation of the Grantee’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

(3) by future cessation of the making of additional deferrals under Section 10(d)(ii) and (iii).

Without limitation, the need to send a Grantee’s child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency. Distributions of amounts because of an Unforeseeable Emergency shall be permitted to the extent reasonably needed to satisfy the emergency need.

(e) Other Phantom Share Provisions.

(i) Rights to payments with respect to Phantom Shares granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

(ii) A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee’s death, payments hereunder shall be made to the Grantee’s estate. If a Grantee with a vested Phantom Share dies, such Phantom Share shall be settled and the Phantom Share Value in respect of such Phantom Shares paid, and any payments deferred pursuant to an election under Section 10(d)(iii) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee’s beneficiary or estate, as applicable.

(iii) The Committee may (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) establish a program under which distributions with respect to Phantom Shares may be deferred for periods in addition to those otherwise contemplated by the foregoing provisions of this Section 10. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts and, if permitted by the Committee, provisions under which Grantees may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

(iv) Notwithstanding any other provision of this Section 10, any fractional Phantom Share will be paid out in cash at the Phantom Share Value as of the Settlement Date.

(v) No Phantom Share shall give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 11, no provision of the Plan shall be interpreted to confer upon any Grantee of a Phantom Share any voting, dividend or derivative or other similar rights with respect to any Phantom Share.

(f) Claims Procedures.

(i) The Grantee, or his beneficiary hereunder or authorized representative, may file a claim for payments with respect to Phantom Shares under the Plan by written communication to the Committee or its designee. A claim is not considered filed until such communication is actually received. Within 90 days (or, if special circumstances require an extension of time for processing, 180 days, in which case notice of such special circumstances should be provided within the initial 90-day period) after the filing of the claim, the Committee will either:

(1) approve the claim and take appropriate steps for satisfaction of the claim; or

(2) if the claim is wholly or partially denied, advise the claimant of such denial by furnishing to him or her a written notice of such denial setting forth (A) the specific reason or reasons for the denial; (B) specific reference to pertinent provisions of the Plan on which the denial is based and, if the denial is based in whole or in part on any rule of construction or interpretation adopted by the Committee, a reference to such rule, a copy of which shall be provided to the claimant; (C) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the reasons why such material or information is necessary; and (D) a reference to this Section 10(f) as the provision setting forth the claims procedure under the Plan.

(ii) The claimant may request a review of any denial of his or her claim by written application to the Committee within 60 days after receipt of the notice of denial of such claim. Within 60 days (or, if special circumstances require an extension of time for processing, 120 days, in which case notice of such special circumstances should be provided within the initial 60-day period) after receipt of written application for review, the Committee will provide the claimant with its decision in writing, including, if the claimant’s claim is not approved, specific reasons for the decision and specific references to the Plan provisions on which the decision is based.

11.   PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS.

(a) Grant of DERs. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements, authorize the granting of DERs to Eligible Persons based on the dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date a Grant is issued, and the date such Grant is exercised, vests or expires, as determined by the Committee. Such DERs shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to DERs granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such DERs shall be payable regardless of whether such Option is exercised. If a DER is granted in respect of another Grant hereunder, then, unless otherwise stated in the Award Agreement, or, in the appropriate case, as determined by the Committee, in no event shall the DER be in effect for a period beyond the time during which the applicable related portion of the underlying Grant has been exercised or otherwise settled, or has expired, been forfeited or otherwise lapsed, as applicable.

(b) Certain Terms.

(i) The term of a DER shall be set by the Committee in its discretion.

(ii) Payment of the amount determined in accordance with Section 11(a) shall be in cash, in Common Stock or a combination of the both, as determined by the Committee at the time of grant.

(c) Other Types of DERs. The Committee may establish a program under which DERs of a type whether or not described in the foregoing provisions of this Section 11 may be granted to Eligible Persons. For example, without limitation, the Committee may grant a DER in respect of each Share subject to an Option or with respect to a Phantom Share, which right would consist of the right (subject to Section 11(d)) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

(d) Deferral.

(i) The Committee may (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) establish a program under which Grantees (i) will have Phantom Shares credited, subject to the terms of Sections 10(d) and 10(e) as though directly applicable with respect thereto, upon the granting of DERs, or (ii) will have payments with respect to DERs deferred.

(ii) The Committee may establish a program under which distributions with respect to DERs may be deferred. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Grantees may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

12.   OTHER EQUITY-BASED AWARDS. The Board shall have the right to grant other awards based upon the Common Stock having such terms and conditions as the Board may determine, including without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock, including the grant of Long Term Incentive Units in any Subsidiary, operating partnership or other entity.

13.   PERFORMANCE GOALS. The Committee, in its discretion, shall in the case of Grants (including, in particular, Grants other than Options) intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code (“Performance-Based Grants”) (i) establish one or more performance goals (“Performance Goals”) as a precondition to the issue of Grants, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Grants to those Grantees (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be based upon the criteria set forth in Exhibit A hereto which is hereby incorporated herein by reference as though set forth in full. The Performance Goals shall be established in a timely fashion such that they are considered preestablished for purposes of the rules governing performance-based compensation under Section 162(m) of the Code. Prior to the award of Restricted Stock hereunder, the Committee shall have certified that any applicable Performance Goals, and other material terms of the Grant, have been satisfied. Performance Goals which do not satisfy the foregoing provisions of this Section 13 may be established by the Committee with respect to Grants not intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code.

14.   TERM OF PLAN. Grants may be granted pursuant to the Plan until the expiration of 10 years from the effective date of the Plan.

15.   RECAPITALIZATION AND CHANGES OF CONTROL.

(a) Subject to any required action by stockholders and to the specific provisions of Section 16, if (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Grants, then:

(i) the maximum aggregate number of Shares which may be made subject to Options and DERs under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock that may be granted under the Plan, the maximum aggregate number of Phantom Shares and other Grants which may be granted under the Plan may be appropriately adjusted by the Committee in its discretion; and

(ii) the Committee shall take any such action as in its discretion shall be necessary to maintain each Grantees’ rights hereunder (including under their applicable Award Agreements)

so that they are, in their respective Options, Phantom Shares and DERs (and, as appropriate, other Grants under Section 12), substantially proportionate to the rights existing in such Options, Phantom Shares and DERs (and other Grants under Section 12) prior to such event, including, without limitation, adjustments in (A) the number of Options, Phantom Shares and DERs (and other Grants under Section 12) granted, (B) the number and kind of shares or other property to be distributed in respect of Options, Phantom Shares and DERs (and other Grants under Section 12, as applicable, (C) the Exercise Price, Purchase Price and Phantom Share Value, and (D) performance-based criteria established in connection with Grants (to the extent consistent with Section 162(m) of the Code, as applicable); provided that, in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 15(a) had the event related to the Company.

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Grants, the number of Shares (or units) available under Section 6 above shall be increased or decreased, as the case may be, proportionately.

(b) Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock pursuant to this Section 15 shall be subject to the applicable restrictions and requirements imposed by Section 9, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 9(c)(i).

(c) If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 9(d) may be required to deposit with the successor corporation the certificates for the stock or securities or the other property that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 9(c)(ii), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 9(d), and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 9(c)(i).

(d) The judgment of the Committee with respect to any matter referred to in this Section 15 shall be conclusive and binding upon each Grantee without the need for any amendment to the Plan.

(e) To the extent that the foregoing adjustment related to securities of the Company, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

(f) Except as expressly provided in this Section 15, a Grantee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to a Grant or the Exercise Price of Shares subject to an Option.

(g) Grants made pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

(h) Upon the occurrence of a Change of Control:

(i) The Committee as constituted immediately before the Change of Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change of Control (including, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, and the acceleration of the exercisability of the Options, cancellation of any Options or stock appreciation rights in return for payment equal to the Fair Market Value of Shares subject to an Option or stock appreciation right as of the date of the Change of Control less the exercise price applicable thereto (which amount may be zero) and settling of each Phantom Share or, as applicable, other Grant under Section 12), provided that the Committee determines that such adjustments do not have a substantial adverse economic impact on the Grantee as determined at the time of the adjustments.

(ii) Except as otherwise provided in an applicable Award Agreement, all restrictions and conditions on each DER shall automatically lapse and all Grants under the Plan shall be deemed fully vested.

(iii) Notwithstanding the provisions of Section 10, the Settlement Date for Phantom Shares shall be the date of such Change of Control and all amounts due with respect to Phantom Shares to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Change of Control, unless such Grantee elects otherwise in accordance with procedures established by the Committee.

16.   EFFECT OF CERTAIN TRANSACTIONS. In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, consolidation, reorganization or other business combination in which the Company is acquired by another entity or in which the Company is not the surviving entity, or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, the Plan and the Grants issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of Grants theretofore granted, or the substitution for such Grants of new Grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 15. In the event of such termination, all outstanding Options and Grants shall be exercisable in full for at least fifteen days prior to the date of such termination whether or not otherwise exercisable during such period.

17.   SECURITIES LAW REQUIREMENTS.

(a) Legality of Issuance. The issuance of any Shares pursuant to Grants under the Plan and the issuance of any Grant shall be contingent upon the following:

(i) the obligation of the Company to sell Shares with respect to Grants issued under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee;

(ii) the Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options; and

(iii) each grant of Options, Restricted Stock, Phantom Shares (or issuance of Shares in respect thereof) or DERs (or issuance of Shares in respect thereof), or other Grant under Section 12 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, Phantom Shares, DERs, other Grants or other Shares, no payment shall be made, or Phantom Shares or Shares issued or grant of Restricted Stock or other Grant made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

(b) Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Grantee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 17 shall be conclusive and binding on all persons. Without limiting the generality of Section 6, stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear a restrictive legend, substantially in the following form, and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

“THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”

(c) Registration or Qualification of Securities. The Company may, but shall not be obligated to, register or qualify the issuance of Grants and/or the sale of Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Grants or the sale of Shares under the Plan to comply with any law.

(d) Exchange of Certificates. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

(e) Certain Loans. Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

18.   COMPLIANCE WITH SECTION 409A OF THE CODE.

(a) Any Award Agreement issued under the Plan that is subject to Section 409A of the Code shall include such additional terms and conditions as may be required to satisfy the requirements of Section 409A of the Code.

(b) With respect to any Grant issued under the Plan that is subject to Section 409A of the Code, and with respect to which a payment or distribution is to be made upon a Termination of Service, if the Participant is determined by the Company to be a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code and any of the Company’s stock is publicly traded on an established securities market or otherwise, such payment or distribution may not be made before the date which is six months after the date of Termination of Service (to the extent required under Section 409A of the Code).

(c) Notwithstanding any other provision of the Plan, the Board and the Committee shall administer the Plan, and exercise authority and discretion under the Plan, to satisfy the requirements of Section 409A of the Code or any exemption thereto.

19.   AMENDMENT OF THE PLAN. The Board may from time to time, with respect to any Shares at the time not subject to Grants, suspend or discontinue the Plan or revise or amend it in any respect whatsoever. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Grantee with respect to Grants previously granted unless such amendments are in connection with compliance with applicable laws; provided, however, that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, or of any applicable exchange or similar rule, unless and until the approval of the holders of such Common Stock is obtained.

20.   APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option, the sale of Restricted Stock or in connection with other Grants under the Plan will be used for general corporate purposes.

21.   TAX WITHHOLDING. Each Grantee shall, no later than the date as of which the value of any Grant first becomes includable in the gross income of the Grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state or local taxes of any kind that are required by law to be withheld with respect to such income. A Grantee may elect to have such tax withholding satisfied, in whole or in part, by (i) authorizing the Company to withhold a number of Shares to be issued pursuant to a Grant equal to the Fair Market Value as of the date withholding is effected that would satisfy the withholding amount due, (ii) transferring to the Company Shares owned by the Grantee with a Fair Market Value equal to the amount of the required withholding tax, or (iii) in the case of a Grantee who is an Employee of the Company at the time such withholding is effected, by withholding from the Grantee’s cash compensation. Notwithstanding anything contained in the Plan to the contrary, the Grantee’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise by provided hereunder to provide Shares to the Grantee, and the failure of the Grantee to satisfy such requirements with respect to a Grant shall cause such Grant to be forfeited.

22.   NOTICES. All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Grantee, shall be delivered personally or mailed to the Grantee at the address appearing in the records of the Participating Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 22.

23.   RIGHTS TO EMPLOYMENT OR OTHER SERVICE. Nothing in the Plan or in any Grant issued pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Participating Company (if applicable) or interfere in any way with the right of the Participating Company and its stockholders to terminate the individual’s employment or other service at any time.

24.   EXCULPATION AND INDEMNIFICATION. To the maximum extent permitted by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

25.   NO FUND CREATED. Any and all payments hereunder to any Grantee under the Plan shall be made from the general funds of the Company (or, if applicable, a Participating Company), no special or separate fund shall be established or other segregation of assets made to assure such payments, and the Phantom Shares (including for purposes of this Section 25 any accounts established to facilitate the implementation of Section 10(d)(iii)) and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company (or a Participating Company) may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company (or, if applicable, a Participating Company) under the Plan are unsecured and constitute a mere promise by the Company (or, if applicable, a Participating Company) to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the

Company (or, if applicable, a Participating Company), such right shall be no greater than the right of a general unsecured creditor of the Company (or, if applicable, a Participating Company). Without limiting the foregoing, Phantom Shares and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee’s right in the Phantom Shares and any such other devices is limited to the right to receive payment, if any, as may herein be provided.

26.   NO FIDUCIARY RELATIONSHIP. Nothing contained in the Plan (including without limitation Section 10(e)(iii)), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company, the Participating Companies, or their officers or the Committee, on the one hand, and the Grantee, the Company, the Participating Companies or any other person or entity, on the other.

27.   CAPTIONS. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

28.   GOVERNING LAW. THE PLAN SHALL BE GOVERNED BY THE LAWS OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

ANNEX H

September 13, 2009

NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, NY 10577

Ladies and Gentlemen:

We have acted as special Delaware counsel to NRDC Acquisition Corp., a Delaware corporation (the “Company”), in connection with the proposed amendments to the certificate of incorporation of the Company. In this connection, you have requested our opinion as to certain matters under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

For the purpose of rendering our opinion as expressed herein, we have been furnished and have reviewed the following documents:

(i) the Second Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on September 4, 2007, as amended by the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on October 19, 2007 (collectively, the “Certificate of Incorporation”);

(ii) the Bylaws of the Company, as presently in effect (the “Bylaws”);

(iii) a form of the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Company, which proposes to revise the definition of “Business Combination” set forth in the Certificate of Incorporation (the “Initial Certificate of Amendment”) (attached hereto as Exhibit A);

(iv) a form of the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Company, which proposes to extend the date on which the Company’s existence terminates (the “Extension Certificate of Amendment”) (attached hereto as Exhibit B);

(v) the Form S-1/A of the Company (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2007 in connection with the Company’s initial public offering (“IPO”);

(vi) the proxy statement proposed to be filed with the SEC in connection with, among other things, the Initial Certificate of Amendment and the Extension Certificate of Amendment (the “Proxy Statement”); and

(vii) the Framework Agreement, dated as of August 7, 2009, by and between the Company and NRDC Capital Management, LLC (as amended, the “Agreement”).

With respect to the foregoing documents, we have assumed: (a) the genuineness of all signatures, and the incumbency, authority, legal right and power and legal capacity under all applicable laws and regulations, of each of the officers and other persons and entities signing or whose signatures appear upon each of said documents as or on behalf of the parties thereto; (b) the

■ ■ ■
One Rodney Square ■ 920 North King Street ■ Wilmington, DE 19801 ■ Phone: 302-651-7700 ■ Fax: 302-651-7701
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conformity to authentic originals of all documents submitted to us as certified, conformed, photostatic, electronic or other copies; and (c) that the foregoing documents, in the forms submitted to us for our review, have not been and will not be altered or amended in any respect material to our opinion as expressed herein. For the purpose of rendering our opinion as expressed herein, we have not reviewed any document other than the documents set forth above, and, except as set forth in this opinion, we assume there exists no provision of any such other document that bears upon or is inconsistent with our opinion as expressed herein. We have conducted no independent factual investigation of our own, but rather have relied as to factual matters solely upon the foregoing documents, the statements and information set forth therein, and the additional matters recited or assumed herein, all of which we assume to be true, complete and accurate in all material respects.

BACKGROUND

We have been advised, and accordingly assume for purposes of our opinion as expressed herein, that (i) the Company has entered into the Framework Agreement with NRDC Capital Management, LLC which provides for the Company to continue its business as a corporation that will elect to be qualified as a real estate investment trust (a “REIT”) within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended, starting with the fiscal year ending December 31, 2010 (the “Proposed Transaction”); and (ii) the Proposed Transaction does not constitute a “Business Combination” within the meaning of Article Sixth of the Certificate of Incorporation because the Company will not be acquiring one or more assets or control of one or more operating businesses, through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination having, collectively, a fair market value of at least 80% of the amount in the Trust Fund (as defined in Article Sixth of the Certificate of Incorporation set forth below). We have also been advised, and accordingly assume for purposes of our opinion as expressed herein, that (i) the Company considered and analyzed numerous companies and acquisition opportunities in its search for an attractive business combination candidate, none of which were believed to be as attractive to the public stockholders as the Proposed Transaction; and (ii) under Articles Fifth and Sixth of the Certificate of Incorporation, a failure to consummate a Business Combination (as defined in Article Sixth of the Certificate of Incorporation set forth below) by October 23, 20091 (the “Termination Date”) will result in the dissolution and liquidation of the Company.

In order to consummate the Proposed Transaction, the Company is proposing to (i) amend Article Sixth of the Certificate of Incorporation to provide that the consummation of substantially all of the transactions contemplated by the Framework Agreement will also constitute a “Business Combination,” and (ii) amend Article Fifth of the Certificate of Incorporation to extend the date on which the Company’s existence terminates (i.e., the Termination Date) from October 23, 2009 to December 4, 2009. As set forth in the Initial Certificate of Amendment attached hereto as Exhibit A, the Company is proposing to revise the definition of “Business Combination” in Article Sixth of the Certificate of Incorporation to read in its entirety as follows:

A “ Business Combination” shall mean the (i) acquisition by the Corporation of one or more assets or control of one or more operating businesses (collectively, the “ Target Business”), through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination having, collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the amount in the Trust Fund (excluding the deferred underwriting discounts and commissions and taxes payable ) at the time of such acquisition; provided, that any acquisition of multiple assets or operating businesses shall occur contemporaneously with one another; or (ii) consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009, by and between the Corporation and NRDC Capital Management, LLC (the “Framework Transaction”).

 [1] Article Fifth of the Certificate of Incorporation provides that the Company’s existence shall terminate on the date which is 731 calendar days after the first day of the Target Business Acquisition Period (i.e., the closing of the Company’s IPO on October 23, 2007), which date is October 23, 2009.

As set forth in the Extension Certificate of Amendment attached hereto as Exhibit B, the Company is proposing to delete the first sentence of Article Fifth of the Certificate of Incorporation and insert the following in lieu thereof:

The Corporation’s existence shall terminate on December 4, 2009 (the “Termination Date”).

In addition, we have been advised, and accordingly assume for purposes of our opinion as expressed herein, that (i) any of the holders of IPO Shares2 who affirmatively vote their IPO Shares against the Proposed Transaction and demand that such shares be converted into cash will be entitled to receive a pro rata portion of the Trust Fund if the Proposed Transaction is consummated (the “Conversion Rights”); (ii) the stockholders’ vote on any proposal other than the proposal to approve the Proposed Transaction will not adversely affect the stockholders’ Conversion Rights; (iii) the Founder Stockholders (as defined in the Proxy Statement) do not have Conversion Rights with respect to the shares of common stock acquired by them prior to the IPO (“Founders’ Shares”); and (iv) if the transactions contemplated by the Framework Agreement are consummated, the Founder Stockholders have agreed to cancel the Founders’ Shares.

Article Fifth of the Certificate of Incorporation provides:

The Corporation’s existence shall terminate on the date (the “Termination Date”) which is 731 calendar days after the first day of the Target Business Acquisition Period, as defined below. This provision may only be amended in connection with, and such amendment may only become effective upon, the consummation of a Business Combination (defined below). A proposal to so amend this section shall be submitted to stockholders in connection with any proposed Business Combination pursuant to Article SIXTH (B) below.

Thus, the underlined language in Article Fifth of the Certificate of Incorporation purports to eliminate the Company’s (and, consequently, the Company’s directors’ and stockholders’) power to amend Article Fifth prior to the consummation of a Business Combination.

Article Sixth of the Certificate of Incorporation provides in pertinent part:

The following provisions (A) through (G) shall apply during the period commencing upon the filing of this Second Amended and Restated Certificate of Incorporation and terminating upon the consummation of any Business Combination (as defined below), and may not be amended during the Target Business Acquisition Period (as defined below) except as provided in subparagraph (G) of this ARTICLE SIXTH. A “Business Combination” shall mean the acquisition by the Corporation of one or more assets or control of one or more operating businesses (collectively, the “Target Business”), through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination having, collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the amount in the Trust Fund (excluding the deferred underwriting discounts and commissions and taxes payable) at the time of such acquisition; provided, that any acquisition of multiple assets or operating businesses shall occur contemporaneously with one another. … The “Target Business Acquisition Period” shall mean the period from the closing of the Corporation’s initial public offering (“IPO”) up to and including the first to occur of (a) a Business Combination or (b) the Termination Date.

.  .  .  .

B. Prior to the consummation of any Business Combination, the Corporation shall submit such Business Combination to its stockholders for approval regardless of whether the Business Combination is of a type which normally would require such stockholder approval under the General Corporation Law. In the event that a majority of the IPO Shares (as defined below) voted by the holders thereof are cast in favor of the Business

2 We understand that the IPO Shares constitute all of the Company’s common stock issued in the IPO.

Combination at the meeting to approve the Business Combination, the Corporation shall be authorized to consummate the Business Combination; provided that the Corporation shall not consummate such Business Combination if either (i) 30% or more in interest of the holders of IPO Shares both vote against the Business Combination and exercise their conversion rights described in paragraph (C) below or (ii) a majority interest of the holders of the IPO Shares do not affirmatively vote to amend Article FIFTH of this Second Amended and Restated Certificate of Incorporation.

C. In the event that a Business Combination is approved in accordance with the above paragraph (B) and is consummated by the Corporation, any stockholder of the Corporation holding shares of Common Stock issued in the IPO (including shares purchased in the secondary market, “IPO Shares”) who voted against such Business Combination may, contemporaneously with (or prior to) such vote, demand that the Corporation convert such stockholder’s IPO Shares into cash. If so demanded, the Corporation shall, promptly after consummation of the Business Combination, convert such shares into cash at a per share conversion price equal to the quotient determined by dividing (i) the amount of the Trust Fund (inclusive of (a) the proceeds of the Private Placement, (b) any interest earned thereon, less (x) any amount used to pay federal, state or local income tax on such interest, calculated as of two business days prior to the consummation of the Business Combination, and (y) up to an aggregate amount of $2,700,000 from interest earned on the Trust Fund, net of taxes payable, which will be released to the Corporation upon its demand, and (c) the IPO underwriter’s deferred discount), by (ii) the total number of IPO Shares outstanding at that date. “Trust Fund” shall mean the trust account established by the Corporation at the completion of its IPO and into which a certain amount of the net proceeds of the IPO, including the amount representing the IPO underwriter’s deferred discount, and the proceeds of the Private Placement, are deposited.

.  .  .  .

F. Unless and until the Corporation has consummated a Business Combination as permitted under this ARTICLE SIXTH, the Corporation may not consummate any other business combination, whether by merger, stock exchange, stock purchase, asset acquisition or otherwise.

G. During the Target Business Acquisition Period, this ARTICLE SIXTH may only be amended upon (i) the adoption, in accordance with Section 242 of the General Corporation Law, by the Board of Directors of a resolution in favor of a proposed amendment, declaring that such amendment is in the best interests of and advisable to the Corporation and its stockholders and calling for the proposed amendment to be presented to the Corporation’s stockholders for approval; and (ii) the approval of the proposed amendment by unanimous vote of all the shares of Common Stock outstanding and entitled to vote on such proposed amendment, at a meeting called and held upon notice in accordance with Section 222 of the General Corporation Law.

Thus, the underlined language in paragraph G of Article Sixth of the Certificate of Incorporation purports to require unanimous stockholder approval for an amendment to Article Sixth of the Certificate of Incorporation during the Target Business Acquisition Period (as defined in the introductory paragraph of Article Sixth set forth above). We assume for purposes of our opinion as expressed herein, that because the Company is a public corporation, unanimous

 3 In Chesapeake Corp. v. Shore, 771 A.2d 293, 342 (Del. Ch. 2000), the Court of Chancery, after consideration of expert testimony on the subject, noted that for a public corporation, a provision requiring an 88% vote of stockholders to take certain actions was set at an “unattainably high level.” Similarly, in Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108, 114 (Del. Ch. 1938), the Court of Chancery questioned the validity of a certificate of incorporation provision requiring the vote or consent of 100% of the preferred stockholders to amend the certificate of incorporation because the 100% vote requirement made such provision “practically irrepealable.”

stockholder approval cannot reasonably be attained.3 Accordingly, as a factual matter, the provision in paragraph G of Article Sixth, which purports to require unanimous stockholder approval to amend Article Sixth, effectively eliminates the Company’s power to amend Article Sixth of the Certificate of Incorporation during the Target Business Acquisition Period.

DISCUSSION

You have asked our opinion as to whether the Certificate of Incorporation may be amended as provided in the Initial Certificate of Amendment and the Extension Certificate of Amendment. For the reasons set forth below, in our opinion, the provision in paragraph G of Article Sixth of the Certificate of Incorporation, which requires unanimous stockholder approval to amend Article Sixth during the Target Business Acquisition Period, effectively eliminates the Company’s (and, consequently, the Company’s directors’ and stockholders’) statutory power to amend Article Sixth during the Target Business Acquisition Period, and is therefore not valid under the General Corporation Law. In addition, for the reasons set forth below, in our opinion, the second sentence of Article Fifth of the Certificate of Incorporation, which purports to eliminate the Company’s statutory power to amend Article Fifth prior to the consummation of a Business Combination, is not a valid certificate of incorporation provision under the General Corporation Law. Because (i) the portion of paragraph G of Article Sixth requiring unanimous stockholder approval to amend Article Sixth of the Certificate of Incorporation and (ii) the second sentence of Article Fifth purporting to prohibit amendments thereto prior to the consummation of a Business Combination are invalid, Article Sixth and Article Fifth may be amended as provided in the Initial Certificate of Amendment and the Extension Certificate of Amendment, respectively, subject to compliance with the amendatory procedures set forth in Section 242(b) of the General Corporation Law.

Section 242(a) of the General Corporation Law provides that:

[a]fter a corporation has received payment for any of its capital stock, it may amend its certificate of incorporation, from time to time, in any and as many respects as may be desired, so long as its certificate of incorporation as amended would contain only such provisions as it would be lawful and proper to insert in an original certificate of incorporation filed at the time of the filing of the amendment In particular, and without limitation upon such general power of amendment, a corporation may amend its certificate of incorporation, from time to time, so as (2) To change, substitute, enlarge or diminish the nature of its business or its corporate powers and purposes or (6) To change the period of its duration.

8 Del. C. § 242(a). In addition, Section 242(b) of the General Corporation Law provides that:

Every amendment [to the Certificate of Incorporation] ... shall be made and effected in the following manner: (1) [i]f the corporation has capital stock, its board of directors shall adopt a resolution setting forth the amendment proposed, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the stockholders. If a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class has been voted in favor of the amendment, a certificate setting forth the amendment and certifying that such amendment has been duly adopted in accordance with this section shall be executed, acknowledged and filed and shall become effective in accordance with § 103 of this title.

8 Del. C. § 242(b) (emphasis added). Thus, Section 242(a) grants Delaware corporations broad statutory power to amend their certificates of incorporation to the extent permitted under Delaware law, including to the extent contemplated by the Initial Certificate of Amendment and the Extension Certificate of Amendment, subject to compliance with the amendatory procedures set forth in Section 242(b). Implicit in the language of Section 242 is that the power to amend the certificate of incorporation is a fundamental power of Delaware corporations vested in directors and stockholders of a corporation. Nothing in Section 242 suggests that this statutory power may be entirely eliminated by a provision of the certificate of incorporation with respect to certain provisions thereof. Indeed, the mandatory language in Section 242(b) supports the proposition that the corporation’s broad power to amend the certificate of incorporation cannot be eliminated. Section 242(b) mandates that, absent a provision permitting the board to abandon a proposed amendment, “a certificate setting forth the amendment ... shall be executed, acknowledged and filed and shall become effective” upon obtaining the requisite board and stockholder approvals. 8 Del. C. § 242(b)(1) (emphasis added).

In our opinion, the provision in paragraph G of Article Sixth of the Certificate of Incorporation that purports to eliminate the statutory power of the Company (and, consequently, of the directors and stockholders) to amend Article Sixth of the Certificate of Incorporation, as well as the second sentence of Article Fifth of the Certificate of Incorporation that purports to eliminate the statutory power of the Company (and, consequently, of the directors and stockholders) to amend Article Fifth prior to the consummation of a Business Combination, are contrary to the laws of the State of Delaware and, therefore, are invalid pursuant to Section 102(b)(1) of the General Corporation Law. Section 102(b)(1) provides that a certificate of incorporation may contain:

Any provision for the management of the business and for the conduct of the affairs of the corporation, and any provision creating, defining, limiting and regulating the powers of the corporation, the directors, and the stockholders, or any class of the stockholders. ... ; if such provisions are not contrary to the laws of [the State of Delaware].

8 Del. C. § 102(b)(1) (emphasis added). Thus, the ability to curtail the powers of the corporation, the directors and the stockholders through the certificate of incorporation is not without limitation. Any provision in the certificate of incorporation that is contrary to Delaware law is invalid. See Lions Gate Entm’t Corp. v. Image Entm’t Inc., 2006 WL 1668051, at *7 (Del. Ch. June 5, 2006) (footnote omitted) (noting that a charter provision “purport[ing] to give the Image board the power to amend the charter unilaterally without a shareholder vote” after the corporation had received payment for its stock “contravenes Delaware law [i.e., Section 242 of the General Corporation Law] and is invalid.”). In Sterling v. Mayflower Hotel Corp., 93 A.2d 107, 118 (Del. 1952), the Court found that a charter provision is “contrary to the laws of [Delaware]” if it transgresses “a statutory enactment or a public policy settled by the common law or implicit in the General Corporation Law itself.” The Court in Loew’s Theatres, Inc. v. Commercial Credit Co., 243 A.2d 78, 81 (Del. Ch. 1968), adopted this view, noting that “a charter provision which seeks to waive a statutory right or requirement is unenforceable.”4

That the statutory power to amend the certificate of incorporation is a fundamental power of Delaware corporations is supported by Delaware case law. Delaware courts have repeatedly held that a reservation of the right to amend the certificate of incorporation is a part of any certificate of incorporation, whether or not such reservation is expressly included therein.5 See, e.g., Maddock v.

 4 We note that Section 102(b)(4) of the General Corporation Law expressly permits a Delaware corporation to include in its certificate of incorporation provisions that modify the voting rights of directors and stockholders set forth in other provisions of the General Corporation Law. 8 Del. C. § 102(b)(4) (“the certificate of incorporation may also contain ... [p]rovisions requiring for any corporate action, the vote of a larger portion of the stock ... or a larger number of the directors, than is required by this chapter.”). While Section 102(b)(4) permits certificate of incorporation provisions to require a greater vote of directors or stockholders than is otherwise required by the General Corporation Law, in our view, nothing in Section 102(b)(4) purports to authorize a certificate of incorporation provision that entirely eliminates the power of directors and stockholders to amend the certificate of incorporation, with respect to certain provisions thereof or otherwise, as expressly permitted by Section 242. See also Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108, 114 (Del. Ch. 1938) (where the Court questioned the validity of a certificate of incorporation provision requiring the vote or consent of 100% of the preferred stockholders to amend the certificate of incorporation in any manner which reduced the pecuniary rights of the preferred stock because the 100% vote requirement made such provision “practically irrepealable.”).

[5] This principle is also codified in Section 394 of the General Corporation Law. See 8 Del. C. § 394.

Vorclone Corp., 147 A. 255 (Del. Ch. 1929); Coyne v. Park & Tilford Distillers Corp., 154 A.2d 893 (Del. 1959); Weinberg v. Baltimore Brick Co., 114 A.2d 812, 814 (Del. 1955); Morris v. American Public Utilities Co., 122 A. 696, 701 (Del. Ch. 1923). See also 2 David A. Drexler, Lewis S. Black, Jr. & A. Gilchrist Sparks, III, Delaware Corporation Law & Practice, § 32.02 (2005) (“No case has ever questioned the fundamental right of corporations to amend their certificates of incorporation in accordance with statutory procedures. From the earliest decisions, it has been held that every corporate charter implicitly contains as a constituent part thereof every pertinent provision of the corporation law, including the provisions authorizing charter amendments.”); 1 R. Franklin Balotti & Jesse A. Finkelstein, The Delaware Law of Corporations & Business Organizations § 8.1 (2007 Supp.) (“The power of a corporation to amend its certificate of incorporation was granted by the original General Corporation Law and has continued to this day.”) (footnotes omitted); 1 Edward P. Welch, Andrew J. Turezyn & Robert S. Saunders, Folk on the Delaware General Corporation Law § 242.2.2, GCL-VIII-13 (2007-1 Supp.) (“A corporation may ... do anything that section 242 authorizes because the grant of amendment power contained in section 242 and its predecessors is itself a part of the charter.”) (citing Goldman v. Postal Tel., Inc., 52 F.Supp. 763, 769 (D. Del. 1943); Davis v. Louisville Gas & Electric Co., 142 A. 654, 656-58 (Del. Ch. 1928); Morris, 122 A. at 701; Peters v. United States Mortgage Co., 114 A. 598, 600 (Del. Ch. 1921)); Peters, 114 A. at 600 (“There is impliedly written into every corporate charter in this state, as a constituent part thereof, every pertinent provision of our Constitution and statutes. The corporation in this case was created under the General Corporation Law ... That law clearly reserves to this corporation the right to amend its certificate in the manner proposed.”).

In Davis v. Louisville Gas & Electric Co., 142 A. 654 (Del. Ch. 1928), the Court of Chancery interpreted this reserved right to amend the certificate of incorporation broadly and observed that the legislature, by granting broad powers to the stockholders to amend the certificate of incorporation, “recognized the unwisdom of casting in an unchanging mould the corporate powers which it conferred touching these questions so as to leave them fixed for all time.” Id. at 657. Indeed, the Court queried, “[m]ay it not be assumed that the Legislature foresaw that the interests of the corporations created by it might, as experience supplied the material for judgment, be best subserved by an alteration of their intracorporate and in a sense private powers,” i.e., by an alteration of the terms of the certificate of incorporation? Id. The Court further confirmed the important public policy underlying the reservation of the right to amend the certificate of incorporation:

The very fact that the [General Corporation Law]deal[s] in great detail with innumerable aspects of the [certificate of incorporation] in what upon a glance would be regarded as relating to its private as distinguished from its public character, has some force to suggest that the state, by dealing with such subjects in the statute rather than by leaving them to be arranged by the corporate membership, has impliedly impressed upon such matters the quality of public interest and concern.

Id.

While there is no definitive case law addressing the enforceability or validity, under Delaware law or otherwise, of a certificate of incorporation provision that attempts to prohibit amendments to certain provisions of the certificate of incorporation, in our view, such a provision would be invalid. Indeed, in confirming the fundamental importance of a corporation’s power to amend the certificate of incorporation, Delaware courts have suggested, in dicta, that such provision might be unenforceable. See, e.g., Jones Apparel Group, Inc. v. Maxwell Shoe Co., 883 A.2d 837 (Del. Ch. 2004) (The Court suggested that the statutory power to recommend to stockholders amendments to the certificate of incorporation is a core duty of directors and noted that a certificate of incorporation provision purporting to eliminate a core duty of the directors would likely contravene Delaware public policy.); Triplex Shoe Co. v. Rice & Hutchins, Inc., 152 A. 342, 347, 351 (Del. 1930) (Despite the absence of common stockholders who held the “sole” power to vote on amendments to the certificate of incorporation, the Court assumed that an amendment to the certificate of incorporation nonetheless had been validly approved by the preferred stockholders noting that, by “the very necessities of the case,” the holders of preferred stock had the power to vote where no common stock had been validly issued because otherwise the corporation would be

“unable to function.”); Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108, 114 (Del. Ch. 1938) (The Court questioned the validity of a certificate of incorporation provision requiring the vote or consent of 100% of the preferred stockholders to amend the certificate of incorporation in any manner which reduced the pecuniary rights of the preferred stock because the 100% vote requirement made such provision “practically irrepealable.”).

More recently, the Court in Jones Apparel suggested that the right of directors to recommend to stockholders amendments to the certificate of incorporation is a “core” right of fundamental importance under the General Corporation Law. In Jones Apparel, the Delaware Court of Chancery examined whether a certificate of incorporation provision eliminating the power of a board of directors to fix record dates was permitted under Section 102(b)(1) of the General Corporation Law. While the Court upheld the validity of the record date provision, it was quick to point out that not all provisions in a certificate of incorporation purporting to eliminate director rights would be enforceable. Jones Apparel, 883 A.2d at 848. Rather, the Court suggested that certain statutory rights involving “core” director duties may not be modified or eliminated through the certificate of incorporation. The Jones Apparel Court observed:

[Sections] 242(b)(1) and 251 do not contain the magic words ["unless otherwise provided in the certificate of incorporation"] and they deal respectively with the fundamental subjects of certificate amendments and mergers. Can a certificate provision divest a board of its statutory power to approve a merger? Or to approve a certificate amendment? Without answering those questions, I think it fair to say that those questions inarguably involve far more serious intrusions on core director duties than does [the record date provision at issue]. I also think that the use by our judiciary of a more context- and statute-specific approach to police “horribles” is preferable to a sweeping rule that denudes § 102(b)(1) of its utility and thereby greatly restricts the room for private ordering under the DGCL.

Id. at 852. While the Court in Jones Apparel recognized that certain provisions for the regulation of the internal affairs of the corporation may be made subject to modification or elimination through the private ordering system of the certificate of incorporation and bylaws, it suggested that other powers vested in directors — such as the power to amend the certificate of incorporation — are so fundamental to the proper functioning of the corporation that they cannot be so modified or eliminated. Id.

As set forth above, the statutory language of Section 242 and Delaware case law confirm that the statutory power to amend the certificate of incorporation is a fundamental power of Delaware corporations as a matter of Delaware public policy. Moreover, Delaware case law also suggests that the fundamental power to amend the certificate of incorporation is a core right of the directors of a Delaware corporation. Because the provision in paragraph G of Article Sixth of the Certificate of Incorporation purports to eliminate the fundamental power of the Company (and the “core” right of the Company’s directors) to amend Article Sixth of the Certificate of Incorporation during the Target Business Acquisition Period, and because the second sentence of Article Fifth of the Certificate of Incorporation purports to eliminate the fundamental power of the Company (and the “core” right of the Company’s directors) to amend Article Fifth of the Certificate of Incorporation prior to the consummation of a Business Combination, such provisions are contrary to the laws of the State of Delaware and, therefore, are invalid.

Given our conclusion that the Certificate of Incorporation may be amended as provided in the Initial Certificate of Amendment and the Extension Certificate of Amendment, in each case subject to compliance with the amendatory procedures set forth in Section 242(b) of the General Corporation Law, you have asked our opinion as to the vote required for approval of the Initial Certificate of Amendment and the Extension Certificate of Amendment. Section 242(b) of the General Corporation Law provides the default voting requirements for an amendment to the certificate of incorporation. Under Section 242(b)(1), the Board of Directors of the Company (the “Board”) would be required to adopt a resolution setting forth the amendments proposed (i.e., the amendments set forth in the Initial Certificate of Amendment and the Extension Certificate of Amendment) and declaring their advisability prior to submitting such amendments to the stockholders entitled to vote on amendments to the Certificate of Incorporation. The Board may

adopt such resolution by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present, or, alternatively, by unanimous written consent of all directors. See 8 Del. C. §§ 141(b), 141(f). After such amendments have been duly approved by the Board, they must then be submitted to the stockholders of the Company for a vote thereon. The affirmative vote (or written consent) of a majority of the outstanding stock entitled to vote thereon would be required for approval of such amendments. See 8 Del. C. §§ 242(b)(1), 228(a). The default voting requirements set forth above may be increased to require a greater vote of the directors or stockholders by a provision in the certificate of incorporation or the bylaws (in the case of the Board). See 8 Del. C. §§ 102(b)(4), 141(b), 216, 242(b)(4).6 However, any certificate of incorporation or bylaw provision purporting to impose a supermajority or unanimous voting requirement must otherwise be valid under the General Corporation Law. As discussed above, in our opinion, the provision in paragraph G of Article Sixth of the Certificate of Incorporation, which purports to require unanimous stockholder approval to amend Article Sixth during the Target Business Acquisition Period, is not a valid certificate of incorporation provision under the General Corporation Law. Because there is no valid provision in the Certificate of Incorporation or Bylaws purporting to impose a different or greater vote of the directors or stockholders for the approval of an amendment to the Certificate of Incorporation, in our view, the statutory default voting requirements would apply to the approval of the Initial Certificate of Amendment and the Extension Certificate of Amendment by the directors and stockholders of the Company.

CONCLUSION

Based upon and subject to the foregoing, and subject to the limitations stated herein, it is our opinion that the Initial Certificate of Amendment and the Extension Certificate of Amendment, if duly adopted by the Board of Directors of the Company (by vote of the majority of the directors present at a meeting at which a quorum is present or, alternatively, by unanimous written consent) and duly approved by the holders of a majority of the outstanding stock of the Company entitled to vote thereon, all in accordance with Section 242(b) of the General Corporation Law, would be valid and effective when filed with the Secretary of State in accordance with Sections 103 and 242 of the General Corporation Law.

The foregoing opinion is limited to the General Corporation Law. We have not considered and express no opinion on any other laws or the laws of any other state or jurisdiction, including federal laws regulating securities or any other federal laws, or the rules and regulations of stock exchanges or of any other regulatory body.

The foregoing opinion is rendered for your benefit in connection with the matters addressed herein. We understand that you may furnish a copy of this opinion letter to the SEC in connection with the matters addressed herein. We further understand that you may include this opinion letter as an annex to your proxy statement for the special meeting of stockholders of the Company to consider and vote upon, among other things, Initial Certificate of Amendment and the Extension Certificate of Amendment, and we consent to your doing so. Except as stated in this paragraph, this opinion letter may not be furnished or quoted to, nor may the foregoing opinion be relied upon by, any other person or entity for any purpose without our prior written consent.

Very truly yours,

/s/ Richards, Layton & Finger P.A.

[6] See supra note 4 and accompanying text.

Exhibit A

Initial Certificate of Amendment

See Annex B to the proxy statement

Exhibit B

Extension Certificate of Amendment

See Annex E to the proxy statement

PROXY
NRDC ACQUISITION CORP.
3 Manhattanville Road
Purchase, NY 10577

SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NRDC ACQUISITION CORP.

The undersigned appoints Francis Casale and Richard A. Baker as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of NRDC Acquisition Corp. (“NRDC”) held of record by the undersigned at the close of business on September 24, 2009, at the Special Meeting of Stockholders to be held on October 16, 2009, or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1, 2, 3, 4, 5 AND 6 (INCLUDING ALL SUB- PROPOSALS). THE NRDC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS (INCLUDING ALL SUB-PROPOSALS).

1.

To approve an amendment to NRDC’s second amended and restated certificate of incorporation (as amended, the “charter”), to provide that the consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009 (as amended, the “Framework Agreement”), by and between NRDC and NRDC Capital Management, LLC, a Delaware limited liability company (such transactions, the “Framework Transactions”), will also constitute a “Business Combination” under Article Sixth of the charter even though the Framework Agreement does not contemplate an acquisition by NRDC of one or more assets or control of one or more operating businesses (the “Initial Charter Proposal”).

		FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	To approve the Framework Transactions and provide for NRDC’s perpetual existence, consisting of the following sub-proposals:
2A

to approve the transactions contemplated by the Framework Agreement which, among other things, sets forth the steps to be taken by NRDC to continue its business as a corporation that will elect to qualify as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes, commencing with its taxable year ending December 31, 2010.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

If you voted “AGAINST” Proposal Number 2A and you hold shares of NRDC common stock issued in the initial public offering of NRDC, you may exercise your conversion rights and demand that NRDC convert your shares of common stock into a pro rata portion of the trust account by marking the “Exercise Conversion Rights” box below. If you exercise your conversion rights, then you will be exchanging your shares of NRDC common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the transactions contemplated by the Framework Agreement are completed and you affirmatively vote against Proposal Number 2A, demand that NRDC convert your shares into cash and deliver your stock to NRDC’s transfer agent physically or electronically at least one business day prior to the meeting. Failure to (a) vote against Proposal Number 2A, (b) check the following box, (c) deliver your stock certificate to NRDC’s transfer agent or deliver your shares electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System one business day prior to the meeting, and (d) submit this proxy in a timely manner will result in the loss of your conversion rights.

I HEREBY EXERCISE MY CONVERSION RIGHTS				☐
2B	to approve an amendment to NRDC’s charter to provide that its corporate existence will be perpetual instead of terminating on October 23, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3

To approve amendments to NRDC’s charter which (i) eliminate certain provisions applicable only to special purpose acquisition corporations, (ii) add various provisions relating to NRDC’s intention to elect to qualify to be taxed as a REIT and (iii) revise certain other provisions in anticipation of NRDC’s existence as an operating company, consisting of the following sub-proposals:

3A

to eliminate the provisions only applicable to NRDC as a special purpose acquisition corporation prior to the completion of a “Business Combination,” as defined in the charter after giving effect to the Initial Charter Proposal.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
3B	to change NRDC’s name from “NRDC Acquisition Corp.” to “Retail Opportunity Investments Corp.”	FOR ☐	AGAINST ☐	ABSTAIN ☐
3C

to add provisions setting forth REIT related ownership limitations and transfer restrictions on NRDC stock, which, among other things, (i) provide that no person may generally own, or be deemed to own more than 9.8% by value or number of shares, whichever is more restrictive, of shares of NRDC common stock or 9.8% by value or number of shares, whichever is more restrictive, of shares of NRDC capital stock, (ii) prohibit any person from beneficially or constructively owning shares of NRDC stock that would result in NRDC being “closely held” under Section 856(h) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise cause NRDC to fail to qualify as a REIT and (iii) prohibit any person from transferring shares of NRDC stock if such transfer would result in shares of NRDC stock being beneficially owned by fewer than 100 persons.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
3D

to allow the NRDC board of directors to exempt a person from the REIT related limits on ownership of NRDC stock unless the exemption would result in NRDC being “closely held” within the meaning of Section 856(h) of the Code or otherwise would result in NRDC failing to qualify as a REIT and to set forth requirements for the exemptions.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

3E

to provide that if any purported transfer of shares of NRDC stock or any other event would otherwise result in any person violating the REIT related ownership limits or in NRDC being “closely held” under Section 856(h) of the Code or otherwise failing to qualify as a REIT, then that number of shares that would cause such person to violate such restrictions will be automatically transferred to a trust and the intended transferee will not acquire rights in such shares or NRDC, at its option, may redeem such shares.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
3F	to increase the number of authorized shares of NRDC capital stock from 106,005,000 to 550,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3G	to eliminate the classified status of the NRDC board of directors so that all directors will be subject to re- election at each annual meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐
4	To adopt a proposed equity incentive plan, to be effective upon completion of the transactions contemplated by the Framework Agreement.	FOR ☐	AGAINST ☐	ABSTAIN ☐
5

To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, it appears that NRDC cannot consummate the transactions contemplated by the Framework Agreement by October 23, 2009.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
6

To amend the charter to extend the date NRDC’s existence terminates from October 23, 2009 to December 4, 2009 if it appears that, at the time of the special meeting of stockholders, NRDC cannot complete the transactions contemplated by the Framework Agreement by October 23, 2009.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
	MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT	☐
PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature	Signature	Date

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer, giving full title as such. If stockholder is a partnership, please sign in partnership name by authorized person.

PROXY
NRDC ACQUISITION CORP.
3 Manhattanville Road
Purchase, NY 10577

SPECIAL MEETING OF WARRANTHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NRDC ACQUISITION CORP.

The undersigned appoints Francis Casale and Richard A. Baker as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all warrants of NRDC Acquisition Corp. (“NRDC”) held of record by the undersigned at the close of business on September 24, 2009, at the Special Meeting of Warrantholders to be held on October 16, 2009, or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1 AND 2 (INCLUDING ALL SUB- PROPOSALS). THE NRDC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS (INCLUDING ALL SUB-PROPOSALS).

1.

To approve amendments to the Warrant Agreement, dated as of October 17, 2007, between NRDC and Continental Stock Transfer & Trust Company, which governs the terms of NRDC’s outstanding warrants, in connection with the consummation of the transactions contemplated by the Framework Agreement, dated as of August 7, 2009, (as amended, the “Framework Agreement”) by and between NRDC and NRDC Capital Management, LLC, a Delaware limited liability company (“NRDC Capital Management”), which, among other things, sets forth the steps to be taken by NRDC to continue its business as a corporation that will elect to qualify as a real estate investment trust for U.S. federal income tax purposes, commencing with its taxable year ending December 31, 2010, consisting of the following sub-proposals (the “Warrant Amendment Proposals”):

1A	to provide that the exercise price of NRDC’s warrants will be increased to $12.00 per share.	FOR ☐	AGAINST ☐	ABSTAIN ☐
1B	to provide that the expiration date of the warrants will be extended from October 17, 2011 to October 23, 2014.	FOR ☐	AGAINST ☐	ABSTAIN ☐
1C

to provide that a warrantholder’s ability to exercise warrants will be limited to ensure that such holder’s “Beneficial Ownership” or “Constructive Ownership,” each as defined in NRDC’s second amended and restated certificate of incorporation (as amended, the “charter”), does not exceed the restrictions contained in the charter limiting the ownership of shares of NRDC’s common stock.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
1D	to provide that the price at which NRDC’s common stock must trade before NRDC is able to redeem the warrants it issued in its initial public offering (“IPO”) will be increased from $14.25 to $18.75.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1E

to provide that the price at which NRDC’s common stock must trade before NRDC is able to redeem the warrants it issued to NRDC Capital Management prior to NRDC’s IPO will be increased from $14.25 to (x) $22.00, as long as they are held by NRDC Capital Management or its members, members of its members’ immediate families or their controlled affiliates, or (y) $18.75.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.

To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, NRDC is not authorized to consummate any of the Warrant Amendment Proposals or it otherwise appears that NRDC cannot consummate the transactions contemplated by the Framework Agreement by October 23, 2009.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
	MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT	☐
PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature	Signature	Date

Sign exactly as name appears on this proxy card. If warrants are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If warrantholder is a corporation, sign in full name by an authorized officer, giving full title as such. If warrantholder is a partnership, please sign in partnership name by authorized person.